UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 9, 2022

Ra Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive

Carlsbad, California 92011

(Address of principal executive offices, including zip code)

(760) 804-1648

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RMED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Definitive Merger Agreement

On September 9, 2022, Ra Medical Systems, Inc., a Delaware corporation (the “Company” or “Ra Medical”), and Catheter Precision Inc., a privately-held Delaware corporation (“Catheter”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Catheter, Rapid Merger Sub 1, Inc., a newly-created wholly-owned subsidiary of the Company (“First Merger Sub”), and Rapid Merger Sub 2, LLC, a newly-created wholly owned subsidiary of the Company (“Second Merger Sub” and together with First Merger Sub, the “Merger Subs”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, the First Merger Sub will merge with and into Catheter, with Catheter being the surviving corporation (the “First Merger Surviving Company”) and a wholly-owned subsidiary of the Company (the “First Effective Time”), and then, immediately following the First Effective Time, and as part of the same overall transaction, the First Merger Surviving Company will merge with and into the Second Merger Sub (the “Second Effective Time”), with the Second Merger Sub being the surviving limited liability company (the “Second Merger Surviving Company”) (such transactions collectively, the “Merger”, with the Company following the Merger being referred to herein as the “Post-Merger Combined Company”). The Boards of Directors of the Company and Catheter have both approved the Merger.

Catheter Precision has three product areas that it intends to pursue. Its lead product, named VIVO™ (an acronym for View Into Ventricular Onset) is an FDA-cleared and CE Mark product that utilizes non-invasive inputs to locate the origin of ventricular arrhythmias, and, through its use, the physician can identify patients for invasive catheter ablation, and with those patients, reduce the amount of time in the invasive procedure. Ventricular arrhythmias include ventricular tachyarrhythmias and premature ventricular arrhythmias, diseases which affect millions of patients that are not well treated today. While much past growth in the electrophysiology market has been for atrial fibrillation, Catheter Precision believes that ventricular arrhythmias represent a large growth area moving forward. It also intends to pursue a second generation of Amigo®, a robotic arm previously cleared by both FDA and CE, which serves as a catheter control device that can be remotely controlled outside of the procedure room.  Catheter Precision has demonstrated that patient outcomes could potentially be enhanced by utilization of this device.  Catheter Precision is working toward a third product release in the first half of 2023, which is a vessel closure device that would assist in the closure of the insertion site of the percutaneous catheter or other device used within the body. It is estimated that the worldwide market for this closure assist device is over one million procedures per year.

Immediately upon the First Effective Time, each share of Catheter Common Stock issued and outstanding immediately prior to the First Effective Time (subject to certain exclusions set forth in the Merger Agreement) will be converted into and represent the right to receive, a number of shares of the Company’s Common Stock, par value $0.0001 per share (the “Company Common Stock”), equal to the Exchange Ratio (as defined in the Merger Agreement), following the conversion of certain Catheter indebtedness (consisting of certain convertible promissory notes (the “Catheter Notes”) representing an aggregate principal amount of $25,465,000) pursuant to the Debt Settlement Agreements (as defined in the Merger Agreement) into shares of company Common Stock, at a conversion price equal to seventy five percent (75%) of the lower of the following: (x) the last closing sale price per share for the Company’s Common Stock prior to 4:00 p.m. (New York City time) on the last Trading Day (as defined in the Merger Agreement) prior to the Closing Date (as defined in the Merger Agreement), as reported by Bloomberg (as defined in the Merger Agreement); or (y) the average of the last closing sale price per share for the Company’s Common Stock prior to 4:00 p.m. (New York City time) on each of the five (5) consecutive full Trading Days ending on the last Trading Day immediately prior to such Closing Date, and the assumption of Catheter Options (as defined below).  Because the conversion price of the Catheter Notes depends upon future stock prices for the Company’s common stock, and because the merger consideration will be used to pay down the Catheter Notes prior to any distribution to Catheter equityholders, the amount of merger consideration that will become payable to Catheter stockholders, if any, is not yet known.  In exchange for the forgiveness of the interest accrued but remaining unpaid under the Catheter Notes, under the terms of the Debt Settlement Agreements the holders of Catheter Notes would also be entitled to receive certain royalty rights which would equal, in aggregate 12% per year on Net Sales, if any, of Catheter’s vessel closure device, which is currently under development by Catheter.  For further information regarding the Debt Settlement Agreements, see Catheter’s Management’s Discussion and Analysis filed herewith as Exhibit 99.3.  Entry into the Debt Settlement Agreements is a condition to the Merger.

As a result of the Merger, (i) Catheter would merge into Second Merger Sub and become a wholly-owned subsidiary of the Company; (ii) upon Closing of the Merger, (A) stakeholders in Catheter immediately prior to the Merger, including Catheter stockholders, the Noteholders and Option holders, would, immediately following Closing, own approximately 79.37% of the economic value of the Post-Merger Combined Company, subject to downwards adjustment as provided in the Merger Agreement to the extent that, and by the amount in which, the Company delivers Net Cash (as defined in the Merger Agreement) greater than $8,000,000; and (B) the Company’s stockholders (together with the holders of any convertible instruments including options and warrants that may be in the money at the time of Closing) immediately prior to the Merger would own approximately 20.63% of the Post-Merger Combined Company as of such time, subject to upwards adjustment as provided in the Merger Agreement to the extent that, and by the amount in which, the Company delivers Net Cash (as defined in the Merger Agreement) greater than $8,000,000; and (iii) the Second Merger Sub, to be renamed Catheter Precision LLC and which will be wholly-owned by the Post-Merger Combined Company will assume all of Catheter’s assets and liabilities and be the operating entity focused on the current business of Catheter going forward. The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Merger will be treated by the Company as a reverse merger under the acquisition method of accounting in accordance with accounting principles generally accepted in the United States. For accounting purposes, Catheter is considered to be acquiring the Company in this transaction, and its historical financial statements will be those of the Post-Merger Combined Company following the Merger.

In connection with the Merger, the Company would assume all outstanding options to purchase Catheter Common Stock (“Catheter Options”) whereby immediately prior to the First Effective Time, Catheter Options would cease to represent a right to acquire shares of Catheter Common Stock and would be assumed and converted, at the First Effective Time, into an option to purchase shares of Company Common Stock (such options once assumed and converted, the “Assumed Options”). Certain indebtedness of Catheter that is not converted into shares of Company Common Stock as a result of the Merger will instead be assumed by the Company in connection with the Merger (the “Additional Debt”), as described in Catheter’s Management’s Discussion and Analysis filed herewith as Exhibit 99.3.

The Merger Agreement provides that the Board of Directors of the Post-Merger Combined Company will consist of David Jenkins and four other directors. Immediately following, and contingent upon the Merger, David Jenkins will join the Company as Executive Chairman and Chief Executive Officer.  Messrs. Jonathan Will McGuire, the current CEO, and Brian Conn, the current interim CFO, have agreed to remain with the Company through the closing of the Merger.  It is a closing condition that Mr. Jenkins will become Executive Chair and receive a compensation package to be negotiated, which will include a base salary of $300,000.  Mr. Jenkins’ appointment to the Board of Directors and his role as Executive Chairman and Chief Executive Officer, together with his compensation package, are subject to approval by the Compensation Committee of the Board of Directors and the Nominating and Corporate Governance Committee of the Board of Directors.

The closing of the Merger is subject to satisfaction or waiver of certain conditions including, among others, (a) Catheter shall have delivered the PPM/Joint Information Statement (as defined in the Merger Agreement) to any Catheter securityholders anticipated to receive shares of Company Common Stock pursuant to the Merger or who are entitled to receive notice that the Catheter stockholders have acted by written consent in lieu of a meeting to approve the Merger and the transactions contemplated by the Merger Agreement, if and when such approval is obtained, and informing all Catheter stockholders that any stockholder who has not approved the Merger is entitled to appraisal rights pursuant to Section 262(d)(2) of the Delaware General Corporate Law, (b) no law or order preventing the closing of the Merger and the related transactions, (c) the HHS Confirmation (as defined in the Merger Agreement) shall continue to be in effect and certain requirements regarding outstanding litigation shall be satisfied, (d) the Company furnishing Net Cash greater than $8,000,000, (e) the entry into the Executive Chairman Agreement (as defined in the Merger Agreement) pursuant to which David Jenkins shall be appointed to the Board of Directors of the Company and shall be paid an annual salary of $300,000, (f) the last closing sale price of the Company’s Common Stock prior to 4:00 p.m. (New York City time) on the last Trading Day (as defined in the Merger Agreement) prior to the Closing is equal to or greater than $0.09, and the average of the last closing sale price of the Company’s Common Stock prior to 4:00 p.m. (New York City time) on each of the five (5) consecutive full Trading Days prior to the Closing is equal to or greater than $0.09, in each case as adjusted for the Reverse Stock Split (as defined in the Merger Agreement), (g) other than the letter dated August 31, 2022 from the NYSE American LLC, the Company shall not have received correspondence from the NYSE American or the staff thereof relating to the delisting, or maintenance of listing, of the Company’s Common Stock on the NYSE American, and Catheter shall have received assurance in form and substance satisfactory to Catheter that the transactions contemplated by the Merger Agreement will not cause the Company to be delisted from the NYSE American, (h) Catheter shall have entered into a Debt Settlement Agreement with each of the holders of Catheter Notes, (i) lock-up agreements have been entered into by and among the Company, Catheter, and certain persons who are directors, officers and/or significant stockholders of either Parent or the Company, (j) the Company shall have sublet or terminated the lease with respect to its corporate headquarters and manufacturing facility, (k) Catheter and the Company shall have received the approval from their respective stockholders necessary to approve the Merger and the transactions contemplated by the Merger Agreement, (l) that the Company has entered into release agreements with certain of its officers and employees relating to existing change of control and severance agreements, and (m) each of the representations and warranties of the Company and Catheter set forth in the Merger Agreement shall have been true as of the date of the Merger Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date), in each case, except where the failure to be true and correct, individually or in the aggregate, has not had, and is not reasonably likely to have a Parent Material Adverse Effect (as defined in the Merger Agreement) with respect to Parent, or a Material Adverse Effect (as defined in the Merger Agreement) with respect to Catheter.

The Merger Agreement contains certain customary termination rights, including, (a) the right of the parties to terminate the Merger Agreement by mutual written consent, (b) the right of either party to terminate the Merger Agreement if the Merger has not occurred by December 31, 2022, (c) the right of either party to terminate the Merger Agreement due to a material breach by the other party of any of its representations, warranties or covenants which would result in the closing conditions not being satisfied, subject to certain conditions, (d) the right of Catheter to terminate the Merger Agreement if any of the closing conditions are not capable of being satisfied, and (e) the right of either party to terminate the Merger Agreement if a court of competent jurisdiction or other governmental body issues a final and non-appealable order, decree or ruling, or has taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger and related transactions.

Pursuant to the terms of the Merger Agreement, the Company is obligated to take any and all additional action necessary under applicable law to call, give notice of and hold a meeting of its stockholders, using commercially reasonable efforts to hold such stockholder meeting within sixty (60) days of the date of the Merger Agreement, to consider and vote to approve, among other matters, (a) the Merger, and (b) the issuance of the shares of Company Common Stock pursuant to the terms of the Merger Agreement (collectively, the “Parent Stockholder Matters”). In connection with the Merger, the Company intends to file a proxy statement with the Securities and Exchange Commission (“SEC”), with respect to the Parent Stockholder Matters (the “Proxy Statement”).

The Company is also obligated to use commercially reasonable efforts to file a registration statement covering the resale of the shares of the Company Common Stock issuable pursuant to the Merger Agreements no later than sixty (60) days following the Closing Date and cause the registration statement to become effective no later than ninety (90) days after the filing of such registration statement. Furthermore, the Company is obligated to file a registration statement on Form S-8 (or any successor form, or if Form S-8 is not available, other appropriate forms) with respect to the shares of the Company’s Common Stock subject to the Assumed Options and shall use its reasonable best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as the Assumed Options remain outstanding and are required to be registered. The Company is also obligated to use reasonable efforts to raise sufficient funds to enable it to satisfy the requirement that it provide Net Cash greater than $8,000,000 at Closing.

The Board of Directors of the Company has approved the Merger Agreement.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8‑K and is incorporated herein by reference.

In connection with the Merger and transactions contemplated by the Merger Agreement, the Company is filing herewith certain information relating to Catheter and its business, including Catheter’s financial statements, business discussion and management’s discussion and analysis.  Specifically: (i) further information about Catheter’s standalone business, prospects, financial condition, results of operations and opportunities are described in “Catheter Precision Summary Description of Business” included as Exhibit 99.2 and “Catheter Precision Management’s Discussion and Analysis” included as Exhibit 99.3; (ii) certain audited financial statements of Catheter as of and for the  years ended December 31, 2021 and December 31, 2020 (the “Catheter Audited Financial Statements”), the unaudited financial statements of Catheter as of and for the six-month periods ended June 30, 2022 and June 30, 2021 (the “Catheter Unaudited Financial Statements and together with the Catheter Audited Financial Statements, the “Catheter Financial Statements”), and the unaudited pro forma combined financial information of the combined company as of June 30, 2022 and for the periods ended December 31, 2021 and June 30, 2022 (the “Pro Forma Financial Information”, and collectively with the Catheter Financial Statements, the “Financial Information”) are attached hereto as Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6, respectively, and incorporated herein by reference; and (iii) certain other risk factors relating to the Merger and Catheter’s standalone business, prospects and opportunities, and Catheter are set forth under “Risk Factors -- Risks Related to the Merger with Catheter Precision” and “Risk Factors – Risks Related to the Business of Catheter Precision,” which are attached hereto as Exhibit 99.7 and Exhibit 99.8, respectively, and incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Catheter. The Merger Agreement contains representations, warranties and covenants that the Company and Catheter made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between the Company and Catheter and may be subject to important qualifications and limitations agreed to by the Company and Catheter in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between the Company and Catheter rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.  In addition, the parties have the right to waive or modify certain key closing conditions of the Merger Agreement, including the minimum stock price condition, and these conditions should not be interpreted as representations or covenants by either or both of the parties.

Support Agreements

In connection with the execution of the Merger Agreement, the Company entered into stockholder support agreements (the “Support Agreements”) with the Company’s directors, officers and certain stockholders of the Company. The Support Agreements provide that, among other things, each of the stockholders has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Parent Stockholder Matters.

Lock-Up Agreements

Each of the directors and officers of the Company, and certain stockholders of the Company and Catheter shall have entered into Lock-Up Agreements that are continuing in effect upon the Closing of the Merger, pursuant to which such officers, directors and stockholders accepted certain restrictions on transfers of any shares of Company Common Stock or any securities convertible into or exercisable or exchangeable for Company Common Stock held by such officer, director or stockholder during the period commencing upon (i) with respect to Company stockholders, officers and directors, the execution and delivery of the Merger Agreement, and (ii) with respect to Catheter stockholders, officers and directors, the closing of the Merger, and ending on the date that is 180 days after the date of closing of the Merger.

Item 3.02.  Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of Company Common Stock are being offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof, because the offer and sale of such securities does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, and other applicable requirements were met.

The shares of Company Common Stock issuable pursuant to the Merger Agreement have not been registered under the Securities Act and securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or any other securities of the Company.

Item 5.01.  Changes in Control of Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Chairman; CEO Transition

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. In addition, it is a condition to the closing of the Merger that David Jenkins enter into an Executive Chairman Agreement (as defined in the Merger Agreement) in form and substance satisfactory to Mr. Jenkins, pursuant to which, among other things, Mr. Jenkins will be appointed to the Board of Directors as Executive Chairman and shall receive a base salary of $300,000. In addition, it is anticipated that the office of CEO will transition from Mr. McGuire to Mr. Jenkins at that time.  The Company shall file the Executive Chairman Agreement with the SEC once it has been finalized and executed by the parties.  The appointment and agreement remain subject to approval by Ra Medical’s corporate governance and compensation committees. It is expected that one, currently unidentified, director of Ra Medical will resign upon the closing of the Merger.

David A. Jenkins has spent most of his career as an entrepreneur in the medical device industry, and has established numerous companies including Catheter, where he currently serves as the CEO and as Chairman of Catheter’s Board. He served as Chairman and CEO of Arrhythmia Research Technology and oversaw the introduction to the market of Cardiolab, the first dual monitor, 32 channel electrophysiology recording system. This technology was later acquired by General Electric and continues to be sold into the marketplace today. Another of Mr. Jenkins’ companies, EP MedSystems, Inc., was sold to St. Jude Medical, Inc., now part of Abbott, for approximately $95.7 million in 2008. Mr. Jenkins also founded and served as the CEO of Transneuronix, Inc., a maker of implantable stimulators for the treatment of weight loss, which was later sold to Medtronic for $267 million in 2005. Mr. Jenkins holds a degree in accounting from the University of Kansas, and a master’s degree in business from the University of Texas, Austin.  He began his career in public accounting with the firm Coopers and Lybrand. Mr. Jenkins and his affiliates own over 19% of Catheter’s common stock as of the date hereof and over 98% of the Catheter Notes, as well as the Additional Debt.

Item 8.01 Other Events

On September 12, 2022, the Company and Catheter issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Merger and the transactions contemplated by the Merger Agreement, the Company is filing information for the purpose of supplementing and updating the risk factor disclosure contained under the heading “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the SEC on August 15, 2022. The updated disclosures are set forth under “Risk Factors -- Risks Related to the Merger with Catheter Precision and – Risks Related to Our Evaluation of Strategic Alternatives for our Legacy Assets” and “Risk Factors – Risks Related to the Business of Catheter Precision” that are respectively filed herewith as Exhibit 99.7 and Exhibit 99.8 and are incorporated herein by reference.

The Company is also filing herewith (i) further information about Catheter’s standalone business, prospects, financial condition, results of operations and opportunities as described in “Catheter Precision – Summary Description of Business” included as Exhibit 99.2 and “Catheter Precision Management’s Discussion and Analysis” included as Exhibit 99.3; and (ii) the following financial statements: the Catheter Audited Financial Statements as of and for the  years ended December 31, 2021 and December 31, 2020; the Catheter Unaudited Financial Statements as of and for the periods ended June 30, 2022 and June 30, 2021; and the unaudited Pro Forma Financial Information as of June 30, 2022 and for the periods ended December 31, 2021 and June 30, 2022; which are respectively attached hereto as Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6, respectively, and incorporated herein by reference.

The unaudited pro forma combined financial information does not purport to represent the actual results of operations that the Company and Catheter would have achieved had the companies been combined during the periods presented in the unaudited pro forma combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the Merger. The unaudited pro forma combined financial information does not reflect any potential cost savings that may be realized as a result of the Merger, any restructuring or integration-related costs to achieve those potential cost savings, or the potential impact of financings that may take place after the date hereof in connection with meeting the Net Cash requirements of the Merger Agreement.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Catheter and the Company and may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction between Catheter and the Company, the Company will file a Proxy Statement with the SEC. This communication is not a substitute for the Proxy Statement or any other documents that the Company may file with the SEC or send to the Company’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS MAY OBTAIN FREE COPIES OF THESE DOCUMENTS (WHEN THEY ARE AVAILABLE) AND OTHER RELATED DOCUMENTS FILED WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV, ON RA MEDICAL’S INVESTOR RELATIONS WEB PAGE AT HTTPS://IR.RAMED.COM/.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Catheter, the Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 which was filed with the SEC on March 24, 2022, the Company’s definitive proxy statement for its annual meeting of stockholders filed on April 21, 2022, and in subsequent filings made by the Company with the SEC. OTHER INFORMATION REGARDING THE INTERESTS OF SUCH INDIVIDUALS, AS WELL AS INFORMATION REGARDING CATHETER’S DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE PROPOSED TRANSACTION, WILL BE SET FORTH IN THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. YOU MAY OBTAIN FREE COPIES OF THESE DOCUMENTS AS DESCRIBED IN THE PRECEDING PARAGRAPH.

CAUTION REGARDING FORWARD LOOKING STATEMENTS

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed Merger, future access to capital markets, and the plans and expectations of the combined company regarding Catheter Precision’s products, including its plans, strategies, projected timelines and estimated markets, for and/or related to VIVO and the Amigo and vessel closure devices described above. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger and the ability of the Company to timely and successfully achieve the anticipated benefits of the Merger, including the ability of the combined company to access the capital markets at such times and in such amounts, and on such terms, as needed to meet the Net Cash requirements of the Merger Agreement, execute its future business strategies and maintain its listing on the NYSE American or other national stock exchange, potential application of SEC and/or exchange “shell company” rules, and the ability of the combined company to successfully pursue its product lines in the manner and in the timeframe described here. The Merger Agreement contains certain closing conditions, including a minimum prevailing stock price for Ra Medical and Net Cash amount at closing, which do not constitute representations or covenants of either party, and are subject to waiver by the parties.  If Ra Medical’s stock price drops below certain levels, the amount of merger consideration, if any, received by Catheter stockholders will be adversely impacted. The parties have reserved the right to waive conditions  to the closing of the Merger, including the stock price condition, and revise the Merger Agreement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, Exhibits 99.7 and 99.8 attached hereto, and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.  Important business and financial information about Catheter’s business and the related discussion and analysis of financial condition and results of operations of Catheter are described in “Catheter Precision Summary Business Description,” included as Exhibit 99.2, and “Catheter Precision Management’s Discussion and Analysis,” included as Exhibit 99.3.  This information should be read in conjunction with the Catheter Financial Statements and the pro forma financial statements for the combined company, which are also filed herewith as Exhibit 99.4, Exhibit 99.5, and Exhibit 99.6, respectively.  Risks and uncertainties related to the Merger, Catheter, and the projections and estimates described above that may cause actual results to differ materially from those expressed or implied in any forward-looking statement are described in “Risk Factors -- Risks Related to the Merger with Catheter Precision and – Risks Related to Our Evaluation of Strategic Alternatives for our Legacy Assets,” and “Risk Factors – Risks Related to the Business of Catheter Precision,” which are filed herewith as Exhibit 99.7 and Exhibit 99.8, respectively. These documents can be accessed on the Company’s Investor Relations page at https://ir.ramed.com/ by clicking on the link titled “SEC Filings.” The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, and ongoing volatility in the stock markets and the U.S. economy in general. The extent to which the COVID-19 pandemic impacts the Company’s and Catheter’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

The forward-looking statements included in this communication are made only as of the date hereof. The Company and Catheter assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

The information in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

(d) Exhibits

Exhibit	Description
2.1	Agreement and Plan of Merger, dated September 9, 2022, by and among Ra Medical Systems, Inc., Rapid Merger Sub 1, Inc., Rapid Merger Sub 2, LLC, and Catheter Precision, Inc.
10.1	Form of Support Agreement, by and among the Company, Catheter, and directors, officers and certain stockholders of the Company
10.2	Form of Lock-Up Agreement, by and among the Company, Catheter, and directors, officers, certain stockholders of the Company and certain stockholders of Catheter
23.1	Consent of WithumSmith+Brown, PC
99.1	Press Release issued by Ra Medical, Inc. and Catheter Precision Inc., dated September 12, 2022
99.2	Catheter Precision Summary Description of Business
99.3	Catheter Precision Management’s Discussion and Analysis
99.4	Catheter Precision financial statements for the two year period ended December 31, 2021
99.5	Catheter Precision unaudited financial statements of Catheter for the period ended June 30, 2022
99.6	Unaudited pro forma combined financial information of the combined company as of June 30, 2022
99.7	Risk Factors – Risks Related to the Merger with Catheter Precision and – Risks Related to Our Evaluation of Strategic Alternatives for our Legacy Assets
99.8	Risk Factors – Risks Related to the Business of Catheter Precision
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

Date: September 9, 2022	By:	/s/ Jonathan Will McGuire
Jonathan Will McGuire
Chief Executive Officer
(Principal Executive Officer)

Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

by and among

RA MEDICAL SYSTEMS, INC.,

RAPID MERGER SUB 1, INC.,

RAPID MERGER SUB 2, LLC

and

CATHETER PRECISION, INC.

Dated as of September 9, 2022

13

Section 6.6	Tax Matters	59
Section 6.7	Joint Stockholder Information Statement/Private Placement Memorandum	59
Section 6.8	Calculation of Net Cash	60
Section 6.9	Obligations of Merger Subs	60
Section 6.10	Registration of Parent Common Stock	60
Section 6.11	Conduct of Company Business	60
Section 6.12	Conduct of Parent Business	62
Section 6.13	Additional Covenants of Parent	64
	No Best Efforts Covenant to Obtain Financing and Deliver Net Cash	65
ARTICLE VII	CONDITIONS TO CLOSING	64
Section 7.1	Conditions to Each Partys Obligation to Effect the Merger	64
Section 7.2	Closing Deliveries of the Company	66
Section 7.3	Closing Deliveries of Parent	66
ARTICLE VIII	TERMINATION	67
Section 8.1	Termination	67
Section 8.2	Effect of Termination	67
ARTICLE IX	GENERAL PROVISIONS	68
Section 9.1	Non-survival of Representations and Warranties	68
Section 9.2	Amendment or Supplement	68
Section 9.3	Waiver	68
Section 9.4	Fees and Expenses	68
Section 9.5	Notices	69
Section 9.6	Certain Definitions	69
Section 9.7	Interpretation	72
Section 9.8	Entire Agreement	73
Section 9.9	No Third Party Beneficiaries	73

Exhibit A	Form of Parent Support Agreement
Exhibit B	Form of Lock-Up Agreement
Exhibit C	Calculation of Exchange Ratio
Exhibit D	Form of Debt Settlement Agreement
Schedule I	Convertible Promissory Notes

Definition	Location

Action	4.9
Affiliate	9.6(a)
Agreement	Preamble
Anti-Bribery Laws	4.23
Assumed Option	3.2(a)
Book-Entry Shares	3.4(b)
Business Day	9.6(b)
Cash and Cash Equivalents	9.6(c)
Certificates	3.4(b)
Closing	2.3
Closing Date	2.3
COBRA	4.12(c)(iv)
Code	Recitals
Company	Preamble
Company Allocation Proportion	3.1(a)(i)(A)
Company Balance Sheet	4.6(b)
Company Bring-Down Certificate	7.1(m)
Company Board	4.1(b)
Company Bylaws	4.1(b)
Company Charter	4.1(b)
Company Common Stock	Recitals
Company Disclosure Letter	Article IV
Company Equity Plan	3.2(a)
Company Financial Statements	4.6(a)

Company Interim Financial Statements	4.6(a)
Company Lock-Up Agreements	Recitals
Company Merger Shares	3.1(a)(i)(B)
Company Notes	3.1(a)(i)
Company Option	3.2(a)
Company Outstanding Shares	3.1(a)(i)(C)
Company Owned IP	9.6(d)
Company Plans	4.12(a)
Company Preferred Stock	4.2(a)
Company Products	4.11(c)
Company Registered IP	4.19(a)
Company Stock Awards	4.2(b)
Company Stockholder Approval	Recitals
Confidentiality Agreement	8.2
Contract	4.5(a)
control	9.6(e)
Corporate Integrity Agreement	6.13(a)
Covered Person	5.2(e)
D O Indemnified Parties	6.3(a)
Debt Settlement Agreements	3.3(a)
Delaware Secretary of State	2.4
DGCL	Recitals
Disqualifying Event	5.2(e)
Dissenting Shares	3.6
DLLCA	2.2
DOJ Settlement Agreement	6.13(b)
Environmental Law	4.14(b)

ERISA	4.12(a)
Exchange Act	4.16(a)
Exchange Agent	3.4(a)
Exchange Fund	3.4(a)
Exchange Ratio	3.1(a)(i)
Excluded Shares	3.1(a)(iii)
Executive Chairman Agreement	7.1(f)
FDA	4.11(c)
FDA Ethics Policy	4.11(i)
FDCA	4.11(a)
First Certificate of Merger	2.4
First Effective Time	2.4
First Merger	Recitals
First Merger Consideration	3.3(a)
First Merger Note Consideration	3.3(a)
First Merger Stock Consideration	3.1(a)(i)
First Merger Sub	Preamble
First Step Surviving Company	2.2
GAAP	4.6(a)
Governmental Entity	4.5(b)
Guide	6.1(d)
Hazardous Substance	4.14(c)
Health Care Laws	4.11(a)
HHS Confirmation	6.13(a)
Indebtedness	9.6(f)
Intellectual Property	9.6(g)
Intended Tax Treatment	Recitals

IRS	4.12(a)
IT Systems	4.19(g)
knowledge	9.6(h)
Law	4.5(a)
Lease Modification	7.1(l)
Liens	4.5(a)
Lock-Up Agreement	Recitals
Material Adverse Effect	4.1(a)
Material Contracts	4.16(a)
McGuire Payment	9.6(s)
Measurement Date	5.2(a)
Merger	Recitals
Merger Subs	Preamble
Net Cash	9.6(j)
Net Cash Calculation	6.8
Net Cash Schedule	6.8
Note Conversion Parent Common Shares	3.3(a)
NYSE American	9.6(i)
Ordinary Course Agreement	4.15(g)
Parent	Preamble
Parent Allocation Proportion	3.1(a)(i)(D)
Parent Balance Sheet	9.6(k)
Parent Board	5.1(b)
Parent Bring-Down Certificate	7.1(l)
Parent Common Stock	Recitals
Parent Common Stock Issuance	5.4(a)
Parent Closing Net Cash	6.8

Parent Disclosure Letter	Article V
Parent Financing	5.2(a)
Parent IT Systems	5.19(d)
Parent Lock-Up Agreements	Recitals
Parent Material Adverse Effect	5.1(a)
Parent Material Contracts	5.16(a)
Parent Options	5.2(a)
Parent Outstanding Shares	3.1(a)(i)(F)
Parent Owned IP	9.6(l)
Parent Plans	5.12(a)
Parent Preferred Stock	5.2(a)
Parent Pre-Closing Valuation	3.1(a)(i)(G)
Parent Products	5.11(c)
Parent Registered IP	5.19(a)
Parent Restricted Stock Awards	5.2(a)
Parent Restricted Stock Units	5.2(a)
Parent SEC Documents	5.6(a)
Parent Stockholder Approval	5.4(a)
Parent Stockholder Matters	6.2(a)
Parent Stockholder Meeting	6.2(a)
Parent Support Agreements	Recitals
Parent Warrants	5.2(a)
PBGC	4.12(c)(iii)
Pension Plan	4.12(b)
Permits	4.10
Permitted Liens	4.18(a)
Person	9.6(m)

Personal Information	4.19(h)
Post-Closing Parent Shares	3.1(a)(i)(H)
Post-Closing Valuation	3.1(a)(i)(I)
PPM/Joint Information Statement	6.7
Privacy Laws	4.19(h)
Proxy Statement	6.1(a)
Reverse Stock Split Proposal	6.12(a)
Rounding Shares	3.1(a)(i)
Royalty Rights	3.3(a)
Safety Notices	4.11(g)
Sarbanes-Oxley Act	5.6(a)
SEC	9.6(o)
Second Certificate of Merger	2.4
Second Effective Time	2.4
Second Merger	Recitals
Second Merger Sub	Preamble
Securities Act	4.16(a)
Signing Date	Preamble
Subsidiary	9.6(p)
Surviving Company	2.2
Takeover Laws	4.20
Tax Action	4.15(d)
Tax Return	9.6(q)
Taxes	9.6(r)
Total Note Conversion Parent Common Shares	3.3(a)
Trading Day	3.3(a)
Trade Secrets	9.6(g)

Transaction Expenses	9.6(s)
WARN Act	4.13(d)

Folk Payment	9.6(s)
Memmolo Payment	9.6(s)
Payment and Release Agreements	7.1(q)
Sessions Payment	9.6(s)

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement” ), dated as of September 9, 2022 (the “Signing Date” ), by and among RA MEDICAL SYSTEMS, INC., a Delaware corporation (“Parent” ), RAPID MERGER SUB 1, INC., a Delaware corporation (“First Merger Sub” ), RAPID MERGER SUB 2, LLC, a Delaware limited liability company (“Second Merger Sub”  and together with First Merger Sub, “Merger Subs” ), and CATHETER PRECISION, INC., a Delaware corporation (the “Company” ).

RECITALS

WHEREAS, Parent and the Company intend to effect a merger of First Merger Sub with and into the Company (the “First Merger” ) in accordance with this Agreement and the General Corporation Law of the State of Delaware (the “DGCL” ).  Upon consummation of the First Merger, First Merger Sub will cease to exist and the Company will become a wholly-owned subsidiary of Parent;

WHEREAS, immediately following the First Merger and as part of the same overall transaction of the First Merger, the Company will merge with and into Second Merger Sub (the “Second Merger”  and, together with the First Merger, the “Merger” ), with Second Merger Sub being the surviving entity of the Second Merger;

WHEREAS, the parties hereto intend that the First Merger and Second Merger, taken together, will constitute an integrated transaction described in Rev. Rul. 2001-46, 2001-2 C.B. 321 that qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code” ) and the Treasury Regulations promulgated thereunder (the “Intended Tax Treatment” ), and that this Agreement be, and hereby is, adopted as a “plan of reorganization” for the purposes of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the Board of Directors of the Company has deemed it advisable and in the best interests of the Company and its stockholders that the Company engage in the Merger and the transactions contemplated by this Agreement;

WHEREAS, the Board of Directors of the Company has (i) unanimously approved this Agreement, the First Merger, with the Company continuing as the First Step Surviving Company (as defined below), after the First Effective Time (as defined below), pursuant to which each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock” ) shall be converted into the right to receive a number of shares of common stock, par value $0.0001 per share, of Parent (the “Parent Common Stock”) equal to the Exchange Ratio, upon the terms and subject to the conditions set forth in this Agreement, and the Second Merger, with Second Merger Sub continuing as the Surviving Company (as defined below) and (ii) resolved to recommend that the Company stockholders adopt this Agreement and approve the Merger;

WHEREAS, following such approval by the Board of Directors of the Company, the Company shall promptly solicit consents from Company stockholders to approve this Merger Agreement and the transactions contemplated thereby, all in accordance with the Company’s certificate of incorporation, the Company’s bylaws and the DGCL (the “Company Stockholder Approval”), and shall ensure that the Company Stockholder Approval becomes effective prior to the consummation of the transactions contemplated hereby;

WHEREAS, First Merger Sub is a newly incorporated Delaware corporation that is wholly owned by Parent, and has been formed for the sole purpose of effecting the First Merger;

WHEREAS, Second Merger Sub is a newly formed Delaware limited liability company that is wholly owned by Parent, and has been formed for the sole purpose of effecting the Second Merger;

WHEREAS, the respective disinterested members of the Boards of Directors of Parent and First Merger Sub and the sole member of Second Merger Sub have each unanimously approved this Agreement and the Merger;

WHEREAS, Parent, Merger Subs and the Company each desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe certain conditions to the Merger as specified herein;

WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Company’s willingness to enter into this Agreement, the officers, directors and stockholders of Parent listed on Section A of the Parent Disclosure Letter have entered into Support Agreements, dated as of the date of this Agreement, in the form attached hereto as Exhibit A (the “Parent Support Agreements” ), pursuant to which such stockholders have, subject to the terms and conditions set forth therein, agreed to vote all of their shares of capital stock of Parent in favor of the Parent Stockholder Matters (as defined in Section 6.2(a));

WHEREAS, in connection with the consummation of the transactions contemplated hereby, the stockholders, directors or officers of the Company listed on Section A of the Company Disclosure Letter are executing lock-up agreements in the form attached hereto as Exhibit B (the “Lock-Up Agreement” , and collectively, the “Company Lock-Up Agreements” ); and

WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Company’s willingness to enter into this Agreement, the stockholders, directors or officers of the Parent listed on Section B of the Parent Disclosure Letter are executing Lock-Up Agreements (collectively, the “Parent Lock-Up Agreements” ).

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent, Merger Subs and the Company hereby agree as follows:

Article I
CERTAIN GOVERNANCE MATTERS

Section 1.1Parent Matters .

(a)Parent Certification of Incorporation.  As of the First Effective Time, the Certificate of Incorporation of Parent shall be identical to the Certificate of Incorporation of Parent immediately prior to the First Effective Time, until thereafter amended in accordance with its terms and as provided by applicable Law.

(b)Parent Bylaws.  As of the First Effective Time, the Bylaws of Parent shall be identical to the Bylaws of Parent immediately prior to the First Effective Time, until thereafter amended in accordance with their terms and as provided by applicable Law.

RESERVED.

(c)	RESERVED.
(d)	RESERVED.

Section 1.2First Step Surviving Company Matters .

(a)First Step Surviving Company Certificate of Incorporation.  At the First Effective Time, the Certificate of Incorporation of the First Step Surviving Company shall be amended to read in its entirety as the Certificate of Incorporation of First Merger Sub (except that references to the name of First Merger Sub shall be replaced by references to the name of the First Step Surviving Company), until thereafter amended in accordance with applicable Law.

(b)First Step Surviving Company Bylaws.  At the First Effective Time, the Bylaws of the First Step Surviving Company shall be amended to read in their entirety as the Bylaws of First Merger Sub (except that references to the name of First Merger Sub shall be replaced by references to the name of the First Step Surviving Company), until thereafter amended in accordance with applicable Law.

(c)First Step Surviving Company Directors.  The directors of First Merger Sub immediately prior to the First Effective Time shall be the directors of the First Step Surviving Company until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.

(d)First Step Surviving Company Officers(e).  The officers of First Merger Sub immediately prior to the First Effective Time shall be the officers of the First Step Surviving Company until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.

Section 1.3	Surviving Company Matters .

(a)Surviving Company Certificate of Formation.  At the Second Effective Time, the Certificate of Formation of the Surviving Company shall be amended to read in its entirety as the Certificate of Formation of Second Merger Sub (except that references to the name of Second Merger Sub shall be replaced by references to the name “CATHETER PRECISION, LLC”), until thereafter amended in accordance with applicable Law.

(b)Surviving Company Limited Liability Company Agreement.  At the Second Effective Time, the limited liability company agreement of the Surviving Company shall be identical to the limited liability company agreement of Second Merger Sub as in effect immediately prior to the Second Effective Time, until thereafter amended in accordance with applicable Law; provided that all references to the name of Second Merger Sub shall be replaced by references to the name “CATHETER PRECISION, LLC”.

(c)Manager of Surviving Company.  The sole manager of the Surviving Company in accordance with the Certificate of Formation and the limited liability company agreement of Surviving Company, shall be Parent.

Article II
THE MERGER

Section 2.1	Formation of Merger Subs . Parent has caused the Merger Subs to be organized under the laws of the State of Delaware.
Section 2.2

The Merger .  Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the First Effective Time, First Merger Sub shall be merged with and into the Company.  Following the First Merger, the separate corporate existence of First Merger Sub shall cease, and the Company shall continue as the surviving corporation in the Merger (the “First Step Surviving Company” ) and a wholly-owned subsidiary of Parent.  Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL and the Delaware Limited Liability Company Act (“DLLCA” ), at the Second Effective Time, the First Step Surviving Company will merge with and into Second Merger Sub.  Following the Second Merger, the separate existence of the First Step Surviving Company shall cease, and Second Merger Sub will continue as the surviving company in the Second Merger (the “Surviving Company” ).

Section 2.3

Closing .  The closing of the Merger (the “Closing” ) shall take place at such date, time or place as agreed to in writing by Parent and the Company, no later than three (3) Trading Days following the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article VI, remotely by electronic exchange of documents.  The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

Section 2.4

Effective Time .  Upon the terms and subject to the provisions of this Agreement, at the Closing, (i) the parties shall cause the First Merger to be consummated by executing and filing a certificate of merger with respect to the First Merger (the “First Certificate of Merger” ) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State” ), executed in accordance with the relevant provisions of the DGCL, and (ii) the parties shall cause the Second Merger to be consummated by executing and filing a certificate of merger with respect to the Second Merger (the “Second Certificate of Merger” ) with the Delaware Secretary of State, executed in accordance with the relevant provisions of the DGCL and DLLCA.  The First Merger shall become effective at such time as the First Certificate of Merger is duly filed with the Delaware Secretary of State or at such other time as Parent and the Company shall agree in writing and shall specify in the First Certificate of Merger (the time the First Merger becomes effective being the “First Effective Time” ).  The Second Merger shall become effective at such time as the Second Certificate of Merger is duly filed with the Delaware Secretary of State or at such other time as Parent and the Company shall agree in writing and shall specify in the Second Certificate of Merger (the time the Second Merger becomes effective being the “Second Effective Time” ).

Section 2.5

Effects of the Merger .  At and after the First Effective Time, the First Merger shall have the effects set forth in this Agreement and in the relevant provisions of the DGCL.  Without limiting the generality of the foregoing, and subject thereto, at the First Effective

Time, all the property, rights, privileges, powers and franchises of the Company and First Merger Sub shall vest in the First Step Surviving Company, and all debts, liabilities and duties of the Company and First Merger Sub shall become the debts, liabilities and duties of the First Step Surviving Company.  At and after the Second Effective Time, the Second Merger shall have the effects set forth in this Agreement and in the relevant provisions of the DGCL and the DLLCA.  Without limiting the generality of the foregoing, and subject thereto, at the Second Effective Time, all the property, rights, privileges, powers and franchises of the First Step Surviving Company and Second Merger Sub shall vest in the Surviving Company, and all debts, liabilities and duties of the First Step Surviving Company and Second Merger Sub shall become the debts, liabilities and duties of the Surviving Company.

Article III
EFFECT ON THE CAPITAL STOCK OF THE CONSTITUENT COMPANIES; EXCHANGE OF CERTIFICATES

Section 3.1Conversion of Capital Stock .

(a)

At the First Effective Time, by virtue of the First Merger and without any action on the part of Parent, Merger Subs, the Company or the holders of any shares of capital stock of the Parent, Merger Subs or the Company:

(i)

Subject to the terms and conditions of this Agreement (including Section 3.4(f), each share of Company Common Stock issued and outstanding immediately prior to the First Effective Time (other than any Excluded Shares or Dissenting Shares, and, for the avoidance of doubt, other than any shares underlying the Convertible Promissory Notes set forth on Schedule I hereto (the “Company Notes”), which shall convert pursuant to Section 3.3 hereof) shall thereupon be converted into the right to receive a number of shares of Parent Common Stock equal to the Exchange Ratio (the “First Merger Stock Consideration” ).  As of the First Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter only represent the right to receive the First Merger Stock Consideration, and any dividends or other distributions payable pursuant to Section 3.4(d), without interest.  For the avoidance of doubt, to the extent that the number of Company Merger Shares shall, in order to accommodate the effect of rounding as provided for elsewhere in this Agreement, be less than the total of (a) shares of Parent Common Stock to be issued pursuant to the conversion of Company Common Stock as described above and the conversion of Company Notes as described in Section 3.3, plus (b) the shares of Parent Common Stock underlying Assumed Options, the First Merger Consideration (as defined in Section 3.3) shall include all such excess shares (the “Rounding Shares”) notwithstanding such discrepancy, such agreement being predicated upon the understanding of the parties that due to the number of total Company stakeholders, in no event shall the number of Rounding Shares exceed 100 shares of Parent Common Stock.  For purposes of this Agreement, the “Exchange Ratio”  shall mean, subject to Section 3.1(a)(v), the ratio equal to the quotient obtained by dividing (a) (1) the Company Merger Shares minus (2) the Total Note Conversion Parent Common Shares (as defined below) by (b) the Company Outstanding Shares, in which:

(A)	“Company Allocation Proportion” means the quotient obtained by dividing $50,000,000 by the Post-Closing Valuation.

(B)	“Company Merger Shares” means the product determined by multiplying (A) the Post-Closing Parent Shares by (B) the Company Allocation Proportion.
(C)

“Company Outstanding Shares”  means, subject to Section 3.1(a)(v), the total number of shares of Company Common Stock outstanding immediately prior to the First Effective Time, plus the total number of shares of Company Stock underlying Company Options being assumed by Parent pursuant to Section 3.2 below.

(D)	“Parent Allocation Proportion” means the quotient obtained by dividing the Parent Pre-Closing Valuation by the Post-Closing Valuation.
(E)	“Parent Closing Net Cash” shall have the meaning set forth in Section 6.8 hereof.
(F)

“Parent Outstanding Shares” means, subject to Section 3.1(a)(v), the total number of shares of Parent Common Stock outstanding immediately prior to the First Effective Time expressed on a fully-diluted and as-converted-to-Parent Common Stock basis, and assuming the exercise (treasury stock method) of all options, warrants and other derivative rights of Parent.

(G)	“Parent Pre-Closing Valuation” means the sum equal to (A) $13,000,000 plus (B) the positive amount, if any, by which the Parent Closing Net Cash exceeds $8,000,000.
(H)	“Post-Closing Parent Shares” means the quotient determined by dividing (A) the Parent Outstanding Shares by (B) the Parent Allocation Proportion.
(I)	“Post-Closing Valuation” means the sum equal to (A) $50,000,000 plus (B) the Parent Pre-Closing Valuation.
(J)	“Total Note Conversion Parent Common Shares” shall have the meaning set forth in Section 3.3.

For the avoidance of doubt and for illustrative purposes only, a sample “Exchange Ratio” calculation is attached hereto as Exhibit C.

(ii)

At the First Effective Time, each share of Parent Common Stock issued and outstanding immediately prior to the First Effective Time shall remain outstanding.  Immediately following the First Effective Time, shares of Parent Common Stock, if any, owned by the First Step Surviving Company shall be surrendered to Parent without payment therefor.

(iii)

Each share of Company Common Stock held in the treasury of the Company or owned, directly or indirectly, by Parent or First Merger Sub immediately prior to the First Effective Time (collectively, “Excluded Shares ”) shall automatically be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(iv)

Each share of common stock, par value $0.001 per share, of First Merger Sub issued and outstanding immediately prior to the First Effective Time shall be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of the First Step Surviving Company.

(v)

The Exchange Ratio shall be adjusted to reflect fully the appropriate effect of any stock split, split-up, reverse stock split, stock dividend or distribution of securities convertible into Company Common Stock or Parent Common Stock, reorganization, recapitalization, reclassification or other like change with respect to the Company Common Stock or Parent Common Stock having a record date occurring on or after the date of this Agreement and prior to the First Effective Time; provided, that nothing in this Section 3.1(a)(v) shall be construed to permit the Company or Parent to take any action with respect to its securities that is prohibited by the terms of this Agreement.

(vi)	RESERVED.
(b)

At the Second Effective Time, by virtue of the Second Merger and without any further action on the part of Parent, the First Step Surviving Company, Second Merger Sub or their respective securityholders, each share of common stock of the First Step Surviving Company issued and outstanding immediately prior to the Second Effective Time shall be cancelled and extinguished without any conversion thereof and no payment or distribution shall be made with respect thereto.

Section 3.2Treatment of Options and Other Equity-Based Awards .

(a)

At the First Effective Time, each outstanding option (each, a “Company Option” ) to purchase shares of Company Common Stock granted under the Catheter Precision, Inc. Amended and Restated 2009 Equity Incentive Plan (the “Company Equity Plan” ), whether vested or unvested, that is outstanding immediately prior to the First Effective Time shall, at the First Effective Time, cease to represent a right to acquire shares of Company Common Stock and shall be assumed and converted, at the First Effective Time, into an option to purchase shares of Parent Common Stock (an “Assumed Option” ), on the same terms and conditions (including any vesting or forfeiture and post-termination exercise provisions as were applicable to such Company Option as of immediately prior to the First Effective Time).  For purposes of clarification, (x) no Company Option shall be amended to waive any acceleration of vesting in connection with the Merger, and (y) all Assumed Options will continue to vest in accordance with the terms of the Company Options upon closing of the Merger to the extent the agreements governing the Company Options so provide.  The number of shares of Parent Common Stock subject to each such Assumed Option shall be equal to (i) the number of shares of Company Common Stock subject to each Company Option immediately prior to the First Effective Time multiplied by (ii) the Exchange Ratio, rounded up, if necessary, to the nearest whole share of Parent Common Stock, and such Assumed Option shall have an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of Company Common Stock otherwise purchasable pursuant to such Company Option divided by (B) the Exchange Ratio; provided, that in the case of any Company Option to which Section 421 of the Code applies as of the First Effective Time (taking into account the effect of any accelerated vesting thereof, if applicable) by reason of its qualification under Section 422 of the Code, the exercise price, the number of shares of Parent Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code; provided further, that in the case of any Company Option to which Section 409A of the Code applies as of the First Effective Time, the exercise price, the number of shares of Parent Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 409A of the Code in order to avoid the imposition of any additional Taxes thereunder.

(b)	RESERVED.
(c)

Prior to the First Effective Time, the Company shall take all action necessary for the adjustment of the Company Options under this Section 3.2.  The Company shall make commercially reasonable efforts to ensure that, as of the First Effective Time, no holder of a Company Option (or former holder of a Company Option) or a participant in the Company Equity Plan shall have any rights thereunder to acquire, or other rights in respect of, the capital stock of the Company, the First Step Surviving Company or any of their Subsidiaries, or any other equity interest therein.

(d)

Parent shall reserve for issuance a number of shares of Parent Common Stock at least equal to the number of shares of Parent Common Stock that will be subject to Assumed Options as a result of the actions contemplated by this Section 3.2.  As soon as practicable following the First Effective Time, but in any event, not prior to thirty (30) days thereafter nor later than sixty (60) days thereafter, Parent shall file a registration statement on Form S‑8 (or any successor form, or if Form S‑8 is not available, other appropriate forms) with respect to the shares of Parent Common Stock subject to the Assumed Options and shall use its reasonable best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as the Assumed Options remain outstanding and are required to be registered.

Section 3.3Treatment of Company Notes .

(a)

At the First Effective Time, pursuant to the terms and conditions of those certain Debt Settlement Agreements to be entered into by the Company and the holders of the Company Notes set forth on Schedule I hereto prior to the Closing (the “Debt Settlement Agreements”) substantially in the form attached hereto as Exhibit D, the principal amount owing under each of the Company Notes set forth on Schedule I hereto shall be converted into the right to receive a number of shares of Parent Common Stock (the “Note Conversion Parent Common Shares”) equal to the quotient obtained by dividing (a) the aggregate outstanding principal amount of that Company Note divided by (b) seventy-five percent (75%) of the lower of the following: (x) the last closing sale price per share for Parent Common Stock prior to 4:00 p.m. (New York City time) on the last Trading Day prior to the Closing Date, as reported by Bloomberg; or (y) the average of the last closing sale price per share for Parent Common Stock prior to 4:00 p.m. (New York City time) on each of the five (5) consecutive full Trading Days ending on the last Trading Day immediately prior to such Closing Date, provided that such quotient shall be rounded up to the nearest whole number (such Note Conversion Parent Common shares, the “First Merger Note Consideration” and the First Merger Note Consideration together with the First Merger Stock Consideration and the Assumed Options, the “First Merger Consideration” ), and all such Company Notes and the principal amounts owing thereunder shall no longer be outstanding and shall automatically be cancelled and shall cease to exist.  The interest owing thereon shall be forgiven in exchange for the issuance of certain royalty rights (the “Royalty Rights”) described in the Debt Settlement Agreements.  Thereafter, each Company Note shall represent only the right to receive the First Merger Note Consideration and such royalty rights as specified in the Debt Settlement Agreement pertaining to such Company Note.  “Trading Day” means any day on which the primary market for Parent Common Stock is open for trading and is not closed for any reason prior to its normal closing time. “Total Note Conversion Parent Common Shares” shall mean the total of all Note Conversion Parent Common Shares to be issued with respect to all of the Company Notes set forth on Schedule I attached hereto.

Section 3.4Exchange and Payment .

(a)

Promptly after the First Effective Time, Parent shall deposit (or cause to be deposited) with a bank or trust company designated by Parent (the “Exchange Agent” ), in trust for the benefit of holders of shares of Company Common Stock and Company Notes immediately prior to the First Effective Time (other than holders to the extent they hold Excluded Shares or Dissenting Shares), book-entry shares (or certificates if requested) representing the shares of Parent Common Stock issuable pursuant to Sections 3.1(a)(i) and 3.3.  In addition, Parent shall make available by depositing with the Exchange Agent, as necessary from time to time after the First Effective Time, any dividends or distributions payable pursuant to Section 3.4(d).  All certificates representing shares of Parent Common Stock, dividends, distributions and cash deposited with the Exchange Agent are hereinafter referred to as the “Exchange Fund.”

(b)

As soon as reasonably practicable after the First Effective Time and in any event not later than the third (3rd) Business Day thereafter, the parties shall cause the Exchange Agent to mail to each holder of record of a certificate (“Certificates” ) that immediately prior to the First Effective Time represented outstanding shares of Company Common Stock, (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such Person shall pass, only upon proper delivery of the Certificates to the Exchange Agent, and which letter shall be in customary form and contain such other provisions as Parent or the Exchange Agent may reasonably specify) and (ii) instructions for use in effecting the surrender of such Certificates in exchange for the First Merger Consideration, any dividends or other distributions payable pursuant to Section 3.4(d).  Upon surrender of a Certificate to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as the Exchange Agent may reasonably require, the holder of such Certificate shall be entitled to receive in exchange for the shares of Company Common Stock formerly represented by such Certificate (other than Excluded Shares or Dissenting Shares) (A) that number of shares of Parent Common Stock (after taking into account all shares of Company Common Stock then held by such holder under all Certificates so surrendered) to which such holder of Company Common Stock shall have become entitled pursuant to Section 3.1(a)(i) (which shall be in uncertificated book-entry form unless a physical certificate is requested), and (B) any dividends or other distributions payable pursuant to Section 3.4(d), and the Certificate so surrendered shall forthwith be cancelled.  Promptly after the First Effective Time and in any event not later than the third Business Day thereafter, Parent shall cause the Exchange Agent to issue and send to each holder of uncertificated shares of Company Common Stock represented by book entry (such securities, collectively, the “Book-Entry Shares” ) other than with respect to Excluded Shares or Dissenting Shares, and to each Company Noteholder, (1) that number of shares of Parent Common Stock (with respect to holders of Company Common Stock, after taking into account all shares of such stock then held by such holder as Book-Entry Shares) to which such holder shall have become entitled pursuant to the provisions of Section 3.1(a)(i) (which shall be in book-entry form unless a physical certificate is requested), and (2) any dividends or other distributions payable pursuant to Section 3.4(d), without such holder being required to deliver a Certificate or Company Note, or an executed letter of transmittal to the Exchange Agent, and such Book-Entry Shares shall then be cancelled.  No interest will be paid or accrued on any unpaid dividends and distributions, if any, payable to holders of Certificates or Book-Entry Shares representing Company Common Stock.  For the avoidance of doubt, until surrendered as contemplated by this Section 3.3, each Certificate, other than Excluded Shares or

Dissenting Shares, shall be deemed after the First Effective Time to represent only the right to receive the First Merger Consideration payable in respect thereof, plus any dividends or other distributions payable pursuant to Section 3.4(d).

(c)

If payment of the First Merger Consideration is requested to be made to a Person other than the Person in whose name the surrendered Certificate or Book-Entry Share is registered, or in the case of a Company Note, other than the Person listed as the registered owner thereof on Schedule I hereto, it shall be a condition of payment that, in the case of a Certificate, any Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer, and, in the case of Book-Entry Shares and Company Notes, that such Book-Entry Share or Company Note shall be properly transferred and that the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the First Merger Consideration to a Person other than the registered holder of such Certificate, Book-Entry Share, or Company Note, or shall have established to the satisfaction of Parent that such Tax is not applicable.

(d)

(i)No dividends or other distributions with respect to Parent Common Stock with a record date after the First Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock that the holder thereof has the right to receive upon the surrender thereof until the holder thereof shall surrender such Certificate in accordance with this Article III.  Following the surrender of a Certificate in accordance with this Article III, there shall be paid to the record holder thereof, without interest, (A) promptly after such surrender, the amount of any dividends or other distributions with a record date after the First Effective Time theretofore paid with respect to such shares of Parent Common Stock, and (B) at the appropriate payment date, the amount of dividends or other distributions with a record date after the First Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such shares of Parent Common Stock.

(i)

Notwithstanding anything in the foregoing to the contrary, holders of Book-Entry Shares and Company Noteholders who are entitled to receive shares of Parent Common Stock under this Article III shall be paid (A) at the time of payment of such Parent Common Stock by the Exchange Agent under Section 3.4(b), the amount of dividends or other distributions with a record date after the First Effective Time theretofore paid with respect to such shares of Parent Common Stock, and (B) at the appropriate payment date, the amount of dividends or other distributions with a record date after the First Effective Time but prior to the time of such payment by the Exchange Agent under Section 3.4(b) and a payment date subsequent to the time of such payment by the Exchange Agent under Section 3.4(b) payable with respect to such shares of Parent Common Stock.

(e)

The First Merger Consideration, including any dividends or other distributions payable pursuant to Section 3.4(d) in accordance with the terms of this Article III shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificates or Book-Entry Shares, and in full satisfaction for the cancellation of the principal amount of the Company Notes.  At the First Effective Time, the stock and note transfer books of the Company shall be closed and there shall be no further registration of transfers of the shares of Company Common Stock or Company Notes that were outstanding immediately prior to the First Effective Time.  If, after the

First Effective Time, Certificates are presented to the First Step Surviving Company or the Exchange Agent for transfer or transfer is sought for Book-Entry Shares or Company Notes, such Certificates or Book-Entry Shares or Company Notes shall be cancelled and exchanged as provided in this Article III.

(f)

Fractional shares of Parent Common Stock issuable upon consummation of the First Merger shall be rounded up to the nearest share.  Any fractional shares of Parent Common Stock that a holder of shares of Company Common Stock or Company Notes is entitled to receive (through multiple Certificates or Book-Entry Shares or otherwise) issuable upon the conversion of shares of Company Common Stock or Company Notes shall be aggregated together first and prior to rounding such holder’s First Merger Consideration to the nearest share.

(g)

Any portion of the Exchange Fund that remains undistributed to the holders of Certificates or Book-Entry Shares six (6) months after the First Effective Time shall be delivered to the Surviving Company, upon demand, and any remaining holders of Certificates or Book-Entry Shares (except to the extent representing Excluded Shares or Dissenting Shares) shall thereafter look only to the Surviving Company, as general creditors thereof, for payment of the First Merger Consideration, any unpaid dividends or other distributions payable pursuant to Section 3.4(d)  (subject to abandoned property, escheat or other similar laws), without interest.

(h)

None of Parent, the First Step Surviving Company, the Surviving Company, the Exchange Agent or any other Person shall be liable to any Person in respect of shares of Parent Common Stock, dividends or other distributions with respect thereto properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.  If any Certificates shall not have been exchanged prior to two years after the First Effective Time (or immediately prior to such earlier date on which the related First Merger Consideration (and all dividends or other distributions with respect to shares of Parent Common Stock) would otherwise escheat to or become the property of any Governmental Entity), any such First Merger Consideration (and such dividends, distributions and cash) in respect thereof shall, to the extent permitted by applicable Law, become the property of the Surviving Company, free and clear of all claims or interest of any Person previously entitled thereto.

(i)	The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Parent on a daily basis. Any interest and other income resulting from such investments shall be paid to Parent.
(j)

If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit, in form and substance reasonably acceptable to Parent, of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Exchange Agent, the posting by such Person of a bond in such amount as Parent or the Exchange Agent may determine is reasonably necessary as indemnity against any claim that may be made against it or the First Step Surviving Company with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the First Merger Consideration payable in respect thereof, any dividends or other distributions payable pursuant to Section 3.4(d).

Section 3.5	Withholding Rights . Parent, First Merger Sub, the First Step Surviving Company, the Surviving Company and the Exchange Agent shall each be entitled to deduct and withhold, or cause to be deducted and withheld, from the consideration otherwise payable to any holder of shares of Company Common Stock or otherwise pursuant to this Agreement such amounts as Parent, First Merger Sub, the First Step Surviving Company, the Surviving Company or the Exchange Agent reasonably determines it is required to deduct and withheld under the Code, or any provision of state, local or foreign Tax Law.  To the extent that amounts are so deducted and withheld and are remitted to the applicable Taxing authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

Section 3.6

Dissenters Rights .  Notwithstanding anything in this Agreement to the contrary, each share of the Company Common Stock (other than Excluded Shares) outstanding immediately prior to the First Effective Time and held by a holder who is entitled to demand and who properly demands appraisal for such shares of the Company Common Stock in accordance with Section 262 of the DGCL (“Dissenting Shares” ), shall not be converted into or be exchangeable for the right to receive a portion of the First Merger Consideration unless and until such holder fails to perfect or withdraws or otherwise loses such holder’s right to appraisal and payment under the DGCL.  If any such holder fails to perfect or withdraws or loses such holder’s right to appraisal, such Dissenting Shares shall thereupon be treated as if they had been converted as of the First Effective Time into the right to receive the portion of the First Merger Consideration, if any, to which such holder is entitled pursuant to Section 3.1(a)(i), without interest.  The Company shall give Parent (a) prompt notice of any demands received by the Company for appraisal of any shares of the Company Common Stock issued and outstanding immediately prior to the First Effective Time, attempted written withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by the Company relating to stockholders’ rights to appraisal with respect to the First Merger and (b) the opportunity to participate in all negotiations and proceedings with respect to any exercise of such appraisal rights under the DGCL.  The Company shall not, except with the prior written consent of Parent, which shall not be unreasonably withheld, conditioned or delayed, voluntarily make any payment with respect to any demands for payment of fair value for capital stock of the Company, offer to settle or settle any such demands or approve any withdrawal of any such demands.

Section 3.7Reservation of Parent Common Stock . Parent shall, subject to receipt of the Parent Stockholder Approval (as defined in Section 5.4) of the Parent Stockholder Matters (as defined in Section 6.2(a)), reserve for issuance a number of shares of Parent Common Stock equal to at least (i) the number of Company Merger Shares, plus (ii) the number of Rounding Shares.

Article IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the corresponding section or subsection of the disclosure letter delivered by the Company to Parent (the “Company Disclosure Letter” ) (it being agreed that the disclosure of any information in a particular section or subsection of the Company Disclosure Letter shall be deemed disclosure of such information with respect to any other section or subsection of this Agreement to which the relevance of such information is readily apparent on its face), the Company represents and warrants to Parent and Merger Subs as follows:

Section 4.1Organization, Standing and Power .

(a)

The Company (i) is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except in the case of clause (iii), where the failure to be so qualified or licensed or in good standing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.  For purposes of this Agreement, “Material Adverse Effect”  means any event, change, circumstance, occurrence, effect or state of facts that (A) is or would reasonably be expected to be materially adverse to the business, assets, liabilities, financial condition, results of operations of the Company, taken as a whole, or (B) materially impairs the ability of the Company to consummate, the Merger or any of the other transactions contemplated by this Agreement; provided, however, that in the case of clause (A) only, Material Adverse Effect shall not include any event, change, circumstance, occurrence, effect or state of facts to the extent resulting from (1) changes or conditions generally affecting the industry in which the Company operates, or the economy or the financial, debt, banking, capital, credit or securities markets, in the United States, including effects on such industries, economy or markets resulting from any regulatory and political conditions or developments in general, (2) the outbreak or escalation of war, armed hostilities, acts of terrorism or any natural disasters, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Entity in response thereto, (3) changes in, or compliance with or action taken for the purpose of complying with, any Law or GAAP, or the interpretation or enforcement thereof, (4) the public announcement of this Agreement or the pendency of the transactions contemplated by this Agreement, or (5) any specific action taken (or omitted to be taken) by the Company as required by this Agreement or at the direction of or with the express written consent of Parent; provided, that, with respect to clauses (1), (2) and (3), the impact of such event, change, circumstance, occurrence, effect or state of facts is not disproportionately adverse to the Company, taken as a whole, as compared to other participants in the industry in which the Company operates.

(b)

The Company has previously made available to Parent true and complete copies of the Company’s Amended and Restated Certificate of Incorporation (the “Company Charter” ) and Bylaws (the “Company Bylaws” ), in each case as amended to the date of this Agreement, and each as so delivered is in full force and effect.  The Company is not in violation of any provision of the Company Charter or Company Bylaws.  Except with respect to the extent relating to the transactions contemplated by this Agreement or in draft form and except as may be redacted to preserve a privilege (including attorney-client privilege), t~~he Company has made available to Parent true and complete copies of the minutes of all meetings of the Company’s stockholders, the Board of Directors of the Company (the “Company Board” ) and each committee of the Company Board held since January 1, 2020.~~

Section 4.2Capital Stock .

(a)

The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock and 7,500,000 shares of preferred stock, par value $0.001 per share (“Company Preferred Stock”).  As of the date hereof, (i) 10,096,055 shares of Company Common Stock (excluding treasury shares) were issued and outstanding, (ii) no shares of Company Common Stock were held by the Company in its treasury, (iii)  1,139,000 shares of Company Common Stock were subject to outstanding Company Options, and (iv) no shares of Company Preferred Stock were issued and outstanding.  All outstanding shares of capital stock of the Company are, and all shares reserved for issuance will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to any preemptive rights.  Except as set forth in Section 4.2(a) of the Company Disclosure Letter and the Company Notes described on Schedule I, the Company does not have outstanding any bonds, debentures, notes or other obligations having the right to vote (or convertible into, or exchangeable or exercisable for, securities having the right to vote) with the stockholders of the Company on any matter.  Except as set forth above in this Section 4.2(a), there are no outstanding (A) shares of capital stock or other voting securities or equity interests of the Company, (B) securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of the Company or other voting securities or equity interests of the Company, (C) stock appreciation rights, “phantom” stock rights, performance units, interests in or rights to the ownership or earnings of the Company or other equity equivalent or equity-based awards or rights, (D) subscriptions, options, warrants, calls, commitments, Contracts or other rights to acquire from the Company, or obligations of the Company to issue, any shares of capital stock of the Company, voting securities, equity interests or securities convertible into or exchangeable or exercisable for capital stock or other voting securities or equity interests of the Company or rights or interests described in the preceding clause (C), or (E) obligations of the Company to repurchase, redeem or otherwise acquire any such securities or to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold, any such securities.  There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or of which the Company has knowledge with respect to the holding, voting, registration, redemption, repurchase or disposition of, or that restricts the transfer of, any capital stock or other voting securities or equity interests of the Company.

(b)

Section 4.2(b) of the Company Disclosure Letter sets forth a true and complete list of all holders, as of the date hereof, of outstanding Company Options, and other similar rights to purchase or receive shares of Company Common Stock or similar rights granted under the Company Equity Plans or otherwise (collectively, “Company Stock Awards” ), indicating as applicable, with respect to each Company Stock Award then outstanding, the type of award granted, the number of shares of Company Common Stock subject to such Company Stock Award, the name of the plan under which such Company Stock Award was granted, the date of grant, exercise or purchase price, vesting schedule, payment schedule (if different from the vesting schedule) and expiration thereof, and whether (and to what extent) the vesting of such Company Stock Award will be accelerated or otherwise adjusted in any way or any other terms will be triggered or otherwise adjusted in any way by the consummation of the Merger and the other transactions contemplated by this Agreement or by the termination of employment or engagement or change in position of any holder thereof following or in connection with the Merger.  Each Company Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies (without reference to the applicable $100,000 limitation) and the exercise price of each

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Company Option is no less than the fair market value of a share of Company Common Stock as determined on the date of grant of such Company Option.  The Company has made available to Parent true and complete copies of all Company Equity Plans and the forms of all award agreements evidencing outstanding Company Stock Awards.  The Company does not sponsor, maintain or administer any employee or director stock option, stock purchase or equity compensation plan or arrangement other than the Company Equity Plan.  The Company is under no obligation to issue shares of Company Common Stock pursuant to any employee or director stock option, stock purchase or equity compensation plan or arrangement other than the Company Equity Plan.

Section 4.3

No Subsidiaries .  The Company does not have any Subsidiaries.  The Company does not own, directly or indirectly, any equity, membership interest, partnership interest, joint venture interest, or other equity or voting interest in, or any interest convertible into, exercisable or exchangeable for any of the foregoing, nor is it under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution, guarantee, credit enhancement or other investment in, or assume any liability or obligation of, any Person.

Section 4.4Authority .

(a)

The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to approve this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject, in the case of the consummation of the Merger, to the Company Stockholder Approval.  This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Subs, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

(b)

The Company Board, at a meeting duly called and held at which all directors of the Company were present, duly and unanimously adopted resolutions (i) determining that the terms of this Agreement, the Merger and the other transactions contemplated hereby are fair to and in the best interests of the Company’s stockholders, (ii) approving and declaring advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) directing that this Agreement be submitted to the stockholders of the Company for adoption, and (iv) resolving to recommend that the Company’s stockholders vote in favor of the adoption of this Agreement and the transactions contemplated hereby, including the Merger, which resolutions have not been subsequently rescinded, modified or withdrawn in any way.

(c)	The Company Stockholder Approval is the only vote of the holders of any class or series of the Company’s capital stock or other securities required in connection with the

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consummation of the Merger.  Other than the Company Stockholder Approval, no vote of the holders of any class or series of the Company’s capital stock or other securities is required in connection with the consummation of any of the transactions contemplated hereby to be consummated by the Company other than the Merger.

Section 4.5No Conflict; Consents and Approvals .

(a)

Except as set forth in Section 4.5(a) of the Company Disclosure Letter, the execution, delivery and performance of this Agreement by the Company does not, and the consummation of the Merger and the other transactions contemplated hereby and compliance by the Company with the provisions hereof will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation, modification or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any pledge, claim, lien, charge, option, right of first refusal, encumbrance or security interest of any kind or nature whatsoever (including any limitation on voting, sale, transfer or other disposition or exercise of any other attribute of ownership) (collectively, “Liens” ) in or upon any of the properties, assets or rights of the Company under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, or require any consent, waiver or approval of any Person pursuant to, any provision of (i) the Company Charter or Company Bylaws, (ii) any material bond, debenture, note, mortgage, indenture, guarantee, license, lease, purchase or sale order or other contract, commitment, agreement, instrument, obligation, arrangement, understanding, undertaking, permit, concession or franchise, whether oral or written (each, including all amendments thereto, a “Contract” ) to which the Company is a party or by which the Company or any of its properties or assets may be bound or (iii) subject to the governmental filings and other matters referred to in Section 4.5(b), any federal, state, local or foreign law (including common law), statute, ordinance, rule, code, regulation, order, judgment, injunction, decree or other legally enforceable requirement (“Law” ) applicable to the Company or by which the Company or any of its properties or assets may be bound, except as, in the case of clauses (ii) and (iii), as individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

(b)

No consent, approval, order or authorization of, or registration, declaration, filing with or notice to, any federal, state, local or foreign government or subdivision thereof or any other governmental, administrative, judicial, arbitral, legislative, executive, regulatory or self-regulatory authority, instrumentality, agency, commission or body (each, a “Governmental Entity” ) is required by or with respect to the Company in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the Merger and the other transactions contemplated hereby or compliance with the provisions hereof, except for (i) the filing of the First Certificate of Merger with the Delaware Secretary of State as required by the DGCL, (ii) the filing of the Second Certificate of Merger with the Delaware Secretary of State as required by the DGCL and the DLLCA, and (iii) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices the failure of which to be obtained or made, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

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Section 4.6Financial Statements .

(a)

True and complete copies of the audited balance sheet of the Company as at December 31, 2021 and December 31, 2020, and the related audited statements of operations, statements of redeemable convertible preferred stock and stockholders’ deficit and statements of cash flows, together with all related notes and schedules thereto, accompanied by the reports thereon of the Company’s independent auditors (collectively referred to as the “Company Financial Statements” ) and the unaudited balance sheet of the Company as at June 30, 2022, and the related unaudited statements of operations, statements of redeemable convertible preferred stock and stockholders’ deficit and statements of cash flows, together with all related notes and schedules thereto (collectively referred to as the “Company Interim Financial Statements” ), are attached hereto as Section 4.6(a) of the Company Disclosure Letter.  Each of the Company Financial Statements and the Company Interim Financial Statements (i) are correct and complete in all material respects and have been prepared in accordance with the books and records of the Company; (ii) have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP” ) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto and except that the Company Interim Financial Statements may not contain footnotes and are subject to normal and recurring year-end adjustments that would not, individually or in the aggregate, reasonably be expected to be material to the Company); and (iii) fairly present, in all material respects, the financial position, results of operations and cash flows of the Company as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein and subject, in the case of the Company Interim Financial Statements, to normal and recurring year-end adjustments that would not, individually or in the aggregate, reasonably be expected to be material to the Company.

(b)

Except as set forth in Section 4.6(b) of the Company Disclosure Letter and except as and to the extent accrued or reserved against in the audited balance sheet of the Company as at December 31, 2021 (such balance sheet, together with all related notes and schedules thereto, the “Company Balance Sheet” ), the Company does not have any liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, whether or not required by GAAP to be reflected in a balance sheet, except for liabilities and obligations, incurred in the ordinary course of business consistent with past practice since the date of the Company Balance Sheet, that would not, individually or in the aggregate, reasonably be expected to be material to the Company.

(c)	The books of account and financial records of the Company are true and correct in all material respects and have been prepared and are maintained in accordance with sound accounting practice.
(d)

The Company maintains a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of the financial statements of the Company in conformity with GAAP and to maintain accountability of the Company’s assets, (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for the Company’s assets is compared with the existing assets at regular intervals and appropriate action is taken with respect to any differences.  The Company maintains internal control over financial reporting that provides reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

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(e)

Except as set forth in Section 4.6(e) of the Company Disclosure Letter, since January 1, 2022, neither the Company nor its independent auditors have identified (i) any significant deficiency or material weakness in the design or operation of the system of internal accounting controls utilized by the Company, (ii) any fraud, whether or not material, that involves the Company, the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company or (iii) any claim or allegation regarding any of the foregoing.

Section 4.7RESERVED

Section 4.8 .

Section 4.8

Absence of Certain Changes or Events .  Except as set forth in Section 4.8 of the Company Disclosure Letter, since December 31, 2021: (i) except in connection with the execution of this Agreement, the discussions, negotiations and transactions related thereto, and the consummation of the transactions contemplated hereby, the Company has conducted its business only in the ordinary course consistent with past practice; (ii) there has not been any change, event or development or prospective change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect; and (iii) the Company has not:

(a)

(i) declared, set aside or paid any dividends on, or made any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other equity interests, (ii) purchased, redeemed or otherwise acquired shares of capital stock or other equity interests of the Company or any options, warrants, or rights to acquire any such shares or other equity interests, or (iii) split, combined, reclassified or otherwise amended the terms of any of its capital stock or other equity interests or issued or authorized the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other equity interests (other than the issuance of shares of the Company Common Stock upon the exercise of Company Options, in accordance with their terms, except for acquisitions of Company Common Stock in satisfaction by holders of Company Options of the applicable exercise price and/or withholding Taxes);

(b)	amended or otherwise changed, or authorized or proposed to amend or otherwise change, its certificate of incorporation or by-laws (or similar organizational documents);
(c)	adopted or entered into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or reorganization; or
(d)	changed its financial or Tax accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or applicable Law, or revalue any of its material assets.
Section 4.9

Litigation .  There is no action, suit, claim, arbitration, investigation, inquiry, grievance or other proceeding (each, an “Action” ) (or basis therefor) pending or, to the knowledge of the Company, threatened against or affecting the Company, its properties or assets, or any present or former officer, director or employee of the Company in such individual’s capacity as such, other than any Action that (a) does not involve an amount in controversy in excess of $100,000 and (b) does not seek material injunctive or other non-monetary relief.  Neither the

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Company nor any of its properties or assets is subject to any outstanding judgment, order, injunction, rule or decree of any Governmental Entity.  There is no Action pending or, to the knowledge of the Company, threatened seeking to prevent, hinder, modify, delay or challenge the Merger or any of the other transactions contemplated by this Agreement.

Section 4.10

Compliance with Laws .  The Company is in compliance in all material respects with all Laws applicable to its business, operations, properties or assets.  The Company has not received, since January 1, 2019, a written notice or other written communication alleging or relating to a possible material violation of any Law applicable to its business, operations, properties, assets or Company Products (as defined below).  The Company has in effect all material permits, licenses, variances, exemptions, applications, approvals, clearances, authorizations, registrations, formulary listings, consents, operating certificates, franchises, orders and approvals (collectively, “Permits” ) of all Governmental Entities necessary or advisable for them to own, lease or operate its properties and assets and to carry on its businesses and operations as now conducted, and there has occurred no violation of, default (with or without notice or lapse of time or both) under or event giving to others any right of revocation, non-renewal, adverse modification or cancellation of, with or without notice or lapse of time or both, any such Permit, nor would any such revocation, non-renewal, adverse modification or cancellation result from the consummation of the transactions contemplated hereby.

Section 4.11Health Care Regulatory Matters .

(a)

The Company, and to the knowledge of the Company, each of its directors, officers, management employees, agents (while acting in such capacity), contract manufacturers, suppliers, and distributors are in material compliance with all health care laws to the extent applicable to the Company or any of its products or activities, including, but not limited to the following: the Federal Food, Drug & Cosmetic Act (“FDCA”); the Public Health Service Act (42 U.S.C. § 201 et seq.), including the Clinical Laboratory Improvement Amendments of 1988 (42 U.S.C. § 263a); the Federal Trade Commission Act (15 U.S.C. § 41 et seq.); the Controlled Substances Act (21 U.S.C. § 801 et seq.); the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)); the civil monetary penalties law (42 U.S.C. § 1320a-7a); the civil False Claims Act (31 U.S.C. § 3729 et seq.); the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)); the Stark law (42 U.S.C. § 1395nn); the Criminal Health Care Fraud Statute (18 U.S.C. § 1347); the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.) as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. § 17921 et seq.); the exclusion laws (42 U.S.C. § 1320a-7); Medicare (Title XVIII of the Social Security Act); Medicaid (Title XIX of the Social Security Act); and the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010 (42 U.S.C. § 18001 et seq.); any regulations promulgated pursuant to such laws; and any other state, federal or ex-U.S. laws, accreditation standards, or regulations governing the manufacturing, development, testing, labeling, advertising, marketing or distribution of biological products, kickbacks, patient or program charges, recordkeeping, claims process, documentation requirements, medical necessity, referrals, the hiring of employees or acquisition of services or supplies from those who have been excluded from government health care programs, quality, safety, privacy, security, licensure, accreditation or any other aspect of providing health care, clinical laboratory or diagnostic products or services, to the extent applicable to the Company (“Health Care Laws” ).  To the knowledge of the Company, there are no facts or circumstances that reasonably would be expected to give rise to any material liability under any Health Care Laws.

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(b)	The Company is not party to any material corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any Governmental Entity.
(c)

All applications, notifications, submissions, information, claims, reports and statistical analyses, and other data and conclusions derived therefrom, utilized as the basis for or submitted in connection with any and all requests for a Permit from the U.S. Food and Drug Administration (“FDA” ) or other Governmental Entity relating to products that are regulated as medical devices or other healthcare products under Health Care Laws, including biological candidates, compounds or products being researched, tested, stored, developed, labeled, manufactured, packed and/or distributed by the Company (“Company Products” ), including, without limitation, investigational device exemptions, when submitted to the FDA or other Governmental Entity were true, complete and correct in all material respects as of the date of submission and any necessary or required updates, changes, corrections or modification to such applications, submissions, information and data have been submitted to the FDA or other Governmental Entity.  The Company does not have knowledge of any facts or circumstances that would be reasonably likely to lead the revocation, suspension, limitation, or cancellation of a Permit required under Health Care Laws.

(d)

All preclinical studies and clinical trials conducted by or, to the knowledge of the Company, on behalf of the Company have been, and if still pending are being, conducted in compliance with research protocols and all applicable Health Care Laws, including, but not limited to, the FDCA and its applicable implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58, 312, and 314.  No clinical trial conducted by or on behalf of the Company has been conducted using any clinical investigators who have been disqualified.  No clinical trial conducted by or on behalf of the Company has been terminated or suspended prior to completion, and no clinical investigator that has participated or is participating in, or institutional review board that has or has had jurisdiction over, a clinical trial conducted by or on behalf of the Company has placed a clinical hold order on, or otherwise terminated, delayed or suspended, such a clinical trial at a clinical research site based on an actual or alleged lack of safety or efficacy of any Company Product or a failure to conduct such clinical trial in compliance with applicable Health Care Laws.

(e)

All manufacturing operations conducted by or, to the knowledge of the Company, for the benefit of the Company have been and are being conducted in material compliance with all Permits under applicable Health Care Laws, all applicable provisions of the FDA’s current good manufacturing practice (cGMP) regulations for biological products at 21 C.F.R. Parts 600 and 610 and all comparable foreign regulatory requirements of any Governmental Entity.

(f)

The Company has not received any written communication that relates to an alleged violation or non-compliance with any Health Care Laws, including any written notification of any pending or, to the knowledge of the Company, threatened claim, suit, proceeding, hearing, enforcement, investigation, arbitration, import detention or refusal, FDA Warning Letter or Untitled Letter, or any action by a Governmental Entity relating to any Health Care Laws.  All Warning Letters, Form-483 observations, or comparable findings from other Governmental Entities listed in Section 4.11 of the Company Disclosure Letter have been resolved to the satisfaction of the applicable Governmental Entity.

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(g)

There have been no seizures, withdrawals, recalls, detentions, or suspensions of manufacturing, testing, or distribution relating to the Company Products required or requested by a Governmental Entity, or other notice of action relating to an alleged lack of safety, efficacy, or regulatory compliance of the Company Products, or any adverse experiences relating to the Company Products that have been reported to FDA or other Governmental Entity (“Safety Notices” ), and, to the knowledge of the Company, there are no facts or circumstances that reasonably would be expected to give rise to a Safety Notice.  All Safety Notices listed in Section 4.11(g) of the Company Disclosure Letter have been resolved to the satisfaction of the applicable Governmental Entity.

(h)

There are no unresolved Safety Notices, and to the knowledge the Company, there are no facts that would be reasonably likely to result in a material Safety Notice with respect to the Company Products or a termination or suspension of developing and testing of any of the Company Products.

(i)

Neither the Company, nor, to the knowledge of the Company, any officer, employee, agent, or distributor of the Company has made an untrue statement of a material fact or fraudulent or misleading statement to a Governmental Entity, failed to disclose a material fact required to be disclosed to a Governmental Entity, or committed an act, made a statement, or failed to make a statement that would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto (the “FDA Ethics Policy” ).  None of the aforementioned is or has been under investigation resulting from any allegedly untrue, fraudulent, misleading, or false statement or omission, including data fraud, or had any action pending or threatened relating to the FDA Ethics Policy.

(j)

All reports, documents, claims, Permits and notices required to be filed, maintained or furnished to the FDA or any Governmental Entity by the Company have been so filed, maintained or furnished, except where failure to file, maintain or furnish such reports, documents, claims, Permits or notices have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  All such reports, documents, claims, Permits and notices were true and complete in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing).

(k)

Neither the Company nor, to the knowledge of the Company, any officer, employee, agent, or distributor of the Company has committed any act, made any statement or failed to make any statement that violates the Federal Anti-Kickback Statute, 28 U.S.C. § 1320a-7b, the Federal False Claims Act, 31 U.S.C. § 3729, other Drug or Health Laws, or any other similar federal, state, or ex-U.S. law applicable in the jurisdictions in which the Company Products are sold or intended to be sold.

(l)

Neither the Company nor, to the knowledge of the Company, any officer, employee, agent, or distributor of the Company has been convicted of any crime or engaged in any conduct that has resulted, or would reasonably be expected to result, in debarment under applicable Law, including, without limitation, 21 U.S.C. § 335a, or exclusion under 42 U.S.C. § 1320a-7, or any other statutory provision or similar law applicable in other jurisdictions in which the Company Products are sold or intended to be sold.  Neither the Company nor, to the knowledge of the

21

Company, any officer, employee, agent or distributor of the Company, has been excluded from participation in any federal health care program or convicted of any crime or engaged in any conduct for which such Person could be excluded from participating in any federal health care program under Section 1128 of the Social Security Act of 1935, as amended, or any similar Health Care Law or program.

Section 4.12Benefit Plans .

(a)

Section 4.12(a) of the Company Disclosure Letter contains a true and complete list of each material “employee benefit plan” (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA” ), whether or not subject to ERISA), “multiemployer plans” (within the meaning of ERISA section 3(37)), and all stock purchase, stock option, phantom stock or other equity-based plan, severance, employment, collective bargaining, change-in-control, fringe benefit, bonus, incentive, deferred compensation, supplemental retirement, health, life, or disability insurance, dependent care and all other employee benefit and compensation plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise), whether formal or informal, written or oral, legally binding or not, under which any current or former employee, director or consultant of the Company (or any of their dependents) has any present or future right to compensation or benefits or the Company sponsors or maintains, is making contributions to or has any present or future liability or obligation (contingent or otherwise) or with respect to which it is otherwise bound.  All such plans, agreements, programs, policies and arrangements shall be collectively referred to as the “Company Plans.”   The Company has provided or made available to Parent a current, accurate and complete copy of each material Company Plan, or if such Company Plan is not in written form, a written summary of all of the material terms of such Company Plan.  With respect to each Company Plan, the Company has furnished or made available to Parent a current, accurate and complete copy of, to the extent applicable: (i) any related trust agreement or other funding instrument, (ii) the most recent determination letter of the Internal Revenue Service (the “IRS” ), (iii) any summary plan description, summary of material modifications, and other similar material written communications (or a written description of any material oral communications) to the employees of the Company concerning the extent of the benefits provided under a Company Plan, and (iv) for the three most recent years and as applicable (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports.

(b)

Neither the Company or any member of its Controlled Group (defined as any organization which is a member of a controlled, affiliated or otherwise related group of entities within the meaning of Code Sections 414(b), (c), (m) or (o)) has ever sponsored, maintained, contributed to or been required to contribute to or incurred any liability (contingent or otherwise) with respect to: (i) a “multiemployer plan” (within the meaning of ERISA section 3(37)), (ii) an “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA (“Pension Plan” ) that is subject to Title IV of ERISA or Section 412 of the Code, (iii) a Pension Plan which is a “multiple employer plan” as defined in Section 413 of the Code, or (iv) a “funded welfare plan” within the meaning of Section 419 of the Code.

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(c)	With respect to the Company Plans:
(i)

each Company Plan complies in all material respects with its terms and materially complies in form and in operation with the applicable provisions of ERISA and the Code and all other applicable legal requirements;

(ii)

each Company Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination, advisory and/or opinion letter, as applicable, from the IRS that it is so qualified and nothing has occurred to the knowledge of the Company since the date of such letter that would reasonably be expected to cause the loss of the sponsor’s ability to rely upon such letter, and nothing has occurred to the knowledge of the Company that would reasonably be expected to result in the loss of the qualified status of such Company Plan;

(iii)

there is no material Action (including any investigation, audit or other administrative proceeding) by the Department of Labor, the Pension Benefit Guaranty Corporation (the “PBGC” ), the IRS or any other Governmental Entity or by any plan participant or beneficiary pending, or to the knowledge of the Company, threatened, relating to the Company Plans, any fiduciaries thereof with respect to their duties to the Company Plans or the assets of any of the trusts under any of the Company Plans (other than routine claims for benefits);

(iv)

none of the Company Plans currently provides, or reflects or represents any liability to provide post-termination or retiree welfare benefits to any person for any reason, except as may be required by Section 601, et seq. of ERISA and Section 4980B(b) of the Code or other applicable similar law regarding health care coverage continuation (collectively “COBRA” ), and none of the Company or any members of its Controlled Group has any liability to provide post-termination or retiree welfare benefits to any person or ever represented, promised or contracted to any employee or former employee of the Company (either individually or to Company employees as a group) or any other person that such employee(s) or other person would be provided with post-termination or retiree welfare benefits, except to the extent required by statute or except with respect to a contractual obligation to reimburse any premiums such person may pay in order to obtain health coverage under COBRA;

(v)	each Company Plan is subject exclusively to United States Law; and
(vi)

the execution and delivery of this Agreement and the consummation of the Merger will not, either alone or in combination with any other event, (A) entitle any current or former employee, officer, director or consultant of the Company to severance pay, unemployment compensation or any other similar termination payment, or (B) accelerate the time of payment or vesting, or increase the amount of or otherwise enhance any benefit due any such employee, officer, director or consultant.

(d)

The Company is not a party to any agreement, contract, arrangement or plan (including any Company Plan) that may reasonably be expected to result, separately or in the aggregate, in connection with the transactions contemplated by this Agreement (either alone or in combination with any other events), in the payment of any “parachute payments” within the meaning of Section 280G of the Code.  There is no agreement, plan or other arrangement to which the Company is a party or by which the Company is otherwise bound to compensate any person in respect of Taxes or other liabilities incurred with respect to Section 409A or 4999 of the Code.

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(e)

Each Company Plan that is a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code (or any comparable or similar provision of state, local, or foreign Law) complies in both form and operation in all material respects with the requirements of Section 409A of the Code (or any comparable or similar provision of state, local, or foreign Law) and all applicable IRS guidance issued with respect thereto (and has so complied for the entire period during which Section 409A of the Code has applied to such Company Plan) so that no amount paid or payable pursuant to any such Company Plan is subject to any additional Tax or interest under Section 409A of the Code (or any comparable or similar provision of state, local, or foreign Law).

Section 4.13Labor and Employment Matters .

(a)

The Company is and for the past three (3) years has been in compliance in all material respects with all applicable Laws relating to labor and employment, including those relating to employment practices, terms and conditions of employment, collective bargaining, disability, immigration, health and safety, wages, hours and benefits, non-discrimination in employment, workers’ compensation, the collection and payment of withholding and/or payroll Taxes and similar Taxes, unemployment compensation, equal employment opportunity, discrimination, harassment, employee and contractor classification, information privacy and security, and continuation coverage with respect to group health plans.  During the preceding three years, there has not been, and as of the date of this Agreement there is not pending or, to the knowledge of the Company, threatened, any labor dispute, work stoppage, labor strike or lockout against the Company by employees.

(b)

No employee of the Company is covered by an effective or pending collective bargaining agreement or similar labor agreement.  To the knowledge of the Company, there has not been any activity on behalf of any labor union, labor organization or similar employee group to organize any employees of the Company.  There are no (i) unfair labor practice charges or complaints against the Company pending before the National Labor Relations Board or any other labor relations tribunal or authority and to the knowledge of the Company, no such representations, claims or petitions are threatened, (ii) representation claims or petitions pending before the National Labor Relations Board or any other labor relations tribunal or authority or (iii) grievances or pending arbitration proceedings against the Company that arose out of or under any collective bargaining agreement.

(c)

No current employee or officer of the Company has given the Company written notice that such employee or officer intends to terminate his or her employment relationship with the Company in connection with or as a result of the transactions contemplated hereby.

(d)

During the preceding three (3) years, (i) the Company has not effectuated a “plant closing” (as defined in the Worker Adjustment Retraining and Notification Act of 1988, as amended (the “WARN Act” )) affecting any site of employment or one or more facilities or operating units within any site of employment or facility, (ii) there has not occurred a “mass layoff” (as defined in the WARN Act) in connection with the Company affecting any site of employment or one or more facilities or operating units within any site of employment or facility and (iii) the Company has not engaged in layoffs or employment terminations sufficient in number to trigger

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application of any similar state, local or foreign law.  The Company currently properly classifies and for the past three (3) years has properly classified its employees as exempt or non-exempt in accordance with applicable overtime laws, and no person treated as an independent contractor or consultant by the Company within the past three (3) years should have been properly classified as an employee under applicable law.

(e)

There are no Actions against the Company pending, or to the Company’s knowledge, threatened to be brought or filed, in connection with the employment or engagement of any current or former employee, officer, consultant or other service provider of the Company, including, without limitation, any claim relating to employment discrimination, harassment, retaliation, equal pay, employment classification or any other employment related matter arising under applicable Laws, except where such action would not, individually or in the aggregate, result in the Company incurring a material liability.

(f)

The execution of this Agreement and the consummation of the transactions set forth in or contemplated by this Agreement will not result in any breach or violation of, or cause any payment to be made under, any applicable Laws respecting labor and employment or any collective bargaining agreement to which the Company is a party.

(g)

During the preceding three (3) years, (i) no allegations of workplace sexual harassment, discrimination or other misconduct have been made, initiated, filed or, to the knowledge of the Company, threatened against the Company or any of its respective current or former directors, officers or senior level management employees, (ii) to the knowledge of the Company, no incidents of any such workplace sexual harassment, discrimination or other misconduct have occurred, and (iii) the Company has not entered into any settlement agreement related to allegations of sexual harassment, discrimination or other misconduct by any of their directors, officers or employees described in clause (i) hereof or any independent contractor.

(h)

The Company is and has at all relevant times been in material compliance with (i) COVID-19 related Laws, standards, regulations, orders and guidance (including without limitation relating to business reopening), including those issued and enforced by the Occupational Safety and Health Administration, the Centers for Disease Control, the Equal Employment Opportunity Commission, and any other Governmental Entity; and (ii) the Families First Coronavirus Response Act (including with respect to eligibility for tax credits under such Act) and any other applicable COVID-19 related leave Law, whether state, local or otherwise.

Section 4.14Environmental Matters .

(a)

Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, (i) the Company has conducted their respective businesses in compliance in all material respect with all, and have not materially violated any, applicable Environmental Laws; (ii) the Company has obtained all Permits of all Governmental Entities and any other Person that are required under any Environmental Law; (iii) there has been no release of any Hazardous Substance by the Company or, to the knowledge of the Company, any other Person in any manner that has given or would reasonably be expected to give rise to any remedial or investigative obligation, corrective action requirement or liability of the Company under applicable Environmental Laws; (iv) the Company has not received any

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claims, notices, demand letters or requests for information (except for such claims, notices, demand letters or requests for information the subject matter of which has been resolved prior to the date of this Agreement) from any federal, state, local, foreign or provincial Governmental Entity or any other Person asserting that the Company is in material violation of, or materially liable under, any Environmental Law; (v) no Hazardous Substance has been disposed of, arranged to be disposed of, released or transported in violation of any applicable Environmental Law, or in a manner that has given rise to, or that would reasonably be expected to give rise to, any material liability under any Environmental Law, in each case, on, at, under or from any current or former properties or facilities owned or operated by the Company or as a result of any operations or activities of the Company at any location and, to the knowledge of the Company, Hazardous Substances are not otherwise present at or about any such properties or facilities in amount or condition that has resulted in or would reasonably be expected to result in liability to the Company under any Environmental Law; and (vi) neither the Company nor any of its respective properties or facilities are subject to, or, to the knowledge of the Company, are threatened to become subject to, any liabilities relating to any suit, settlement, court order, administrative order, regulatory requirement, judgment or claim asserted or arising under any Environmental Law or any agreement relating to environmental liabilities.

(b)

As used herein, “Environmental Law”  means any Law relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface and subsurface soils and strata, wetlands, plant and animal life or any other natural resource) or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances.

(c)

As used herein, “Hazardous Substance”  means any substance listed, defined, designated, classified or regulated as a waste, pollutant or contaminant or as hazardous, toxic, radioactive or dangerous or any other term of similar import under any Environmental Law, including but not limited to petroleum.

Section 4.15Taxes .

(a)

The Company has (i) filed all income and other material Tax Returns required to be filed by or on behalf of it (taking into account any applicable extensions thereof) and all such Tax Returns are true, accurate and complete in all material respects; and (ii) paid in full (or caused to be timely paid in full) all material Taxes that are required to be paid by or with respect to it, whether or not such Taxes were shown as due on such Tax Returns.

(b)

All material Taxes not yet due and payable by the Company as of the date of the Company Balance Sheet have been, in all respects, properly accrued in accordance with GAAP on the Company Financial Statements, and such Company Financial Statements reflect an adequate reserve (in accordance with GAAP) for all material Taxes accrued but unpaid by the Company through the date of such financial statements.  Since the date of the Company Financial Statements, the Company has not incurred, individually or in the aggregate, any liability for Taxes outside the ordinary course of business consistent with past practice.

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(c)	The Company has not executed any waiver of any statute of limitations on, or extended the period for the assessment or collection of, any amount of Tax, in each case that has not since expired.
(d)

No material audits or other investigations, proceedings, claims, assessments or examinations by any Governmental Entity (each, a “Tax Action” ) with respect to Taxes or any Tax Return of the Company are presently in progress or have been asserted, threatened or proposed in writing and to the knowledge of the Company, no such Tax Action is being contemplated.  No deficiencies or claims for a material amount of Taxes have been claimed, proposed, assessed or asserted in writing against the Company by a Governmental Entity, other than any such claim, proposal, assessment or assertion that has been satisfied by payment in full, settled or withdrawn.

(e)

Subject to exceptions as would not be material, the Company has timely withheld all Taxes required to have been withheld from payments made (or deemed made) to its employees, independent contractors, creditors, shareholders and other third parties and, to the extent required, such Taxes have been timely paid to the relevant Governmental Entity.

(f)	The Company has not engaged in a “reportable transaction” as set forth in Treasury Regulations § 1.6011-4(b).
(g)

The Company (i) is not a party to or bound by, or has any liability pursuant to, any Tax sharing, allocation, indemnification or similar agreement or obligation, other than any such agreement or obligation which is a customary commercial agreement obligation entered into in the ordinary course of business with vendors, lessors, lenders or the like the primary purpose of which is unrelated to Taxes (each, an “Ordinary Course Agreement” ); (ii) is or has been a member of a group (other than a group the common parent of which is the Company) filing a consolidated, combined, affiliated, unitary or similar income Tax Return; (iii) has any liability for the Taxes of any Person (other than the Company) pursuant to Treasury Regulations § 1.1502-6 (or any similar provision of state, local or non-United States Law) as a transferee or successor, by Contract or otherwise by operation of Law; or (iv) is or has been treated as a resident for any income Tax purpose, or as subject to Tax by virtue of having a permanent establishment, an office or fixed place of business, in any country other than the country in which it was or is organized.

(h)

No private letter rulings, technical advice memoranda, or similar material agreements or rulings have been requested, entered into or issued by any taxing authority with respect to the Company which rulings remain in effect.

(i)

The Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) a change in, or use of improper, method of accounting requested or initiated on or prior to the Closing Date, (ii) a “closing agreement” as described in Section 7121 of the Code (or any similar provision of Law) executed on or prior to the Closing Date, (iii) an installment sale or open transaction disposition made on or prior to the Closing Date, (iv) any prepaid amount received or deferred revenue accrued on or prior to the Closing Date, other than in respect of such amounts reflected in the Company Balance Sheet, or received in the ordinary course of business since the date of the Company Balance Sheet, (v) to the Company’s knowledge, an intercompany transaction or excess loss amount described in

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Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) or (vi) an election under Section 965 of the Code, or (vii) the application of Sections 951 or 951A of the Code with respect to income earned or recognized or payments received prior to the Closing.

(j)

No non-U.S. Subsidiary of the Company (i) has recognized or is expected to recognize any material amount of “subpart F income” as defined in Section 952 of the Code, or (ii) has recognized or is expected to recognize any material amount of income under Section 951A of the Code. No non-U.S. Subsidiary of the Company has recognized or is expected to recognize any material amount of income from the ownership or sale of any “United States real property interest” within the meaning of Section 897 of the Code.

(k)	There are no liens for Taxes upon any of the assets of the Company other than Liens described in clause (i) of the definition of Permitted Liens.
(l)

The Company has not distributed stock of another Person or has had its stock distributed by another Person, in a transaction (or series of transactions) that was purported or intended to be governed in whole or in part by Sections 355 or 361 of the Code.

(m)	The Company has not been a United States real property holding corporation, as defined in Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.
(n)

No material claim has been made in writing by any Governmental Entity in a jurisdiction where the Company does not currently file or has filed a Tax Return that the Company is or may be subject to taxation by such jurisdiction.

(o)

There are no outstanding shares of company stock issued in connection with the performance of services (within the meaning of Section 83 of the Code) that immediately prior to the First Effective Time are subject to a substantial risk of forfeiture (as such terms are defined in Section 83 of the Code) or for which a valid election under Section 83(b) of the Code has not been made.

(p)

To the Company’s knowledge, the Company has not been, is not, and immediately prior to the First Effective Time will not be, treated as an “investment company” within the meaning of Section 368(a)(2)(F) of the Code.

(q)

The Company has not taken any action (or agreed to take any action) nor does it know of any fact or circumstance that could reasonably be expected to prevent or impede the Merger from qualifying as a transaction qualifying for the Intended Tax Treatment.

For purposes of this Section 4.15, where the context permits, each reference to the Company shall include a reference to any person for whose Taxes the Company is liable under applicable Law.

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Section 4.16Contracts .

(a)

As of the date of this Agreement, there are no contracts that would constitute a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S‑K under the Securities Act of 1933 (“Securities Act”)), with respect to the Company (assuming the Company was subject to the requirements of the Securities Exchange Act of 1934 (“Exchange Act”)), other than those contracts identified in Section 4.16 of the Company Disclosure Letter, which, for the avoidance of doubt, shall exclude any Company Plans (all such contracts, “Material Contracts” ).

(b)

(i) Each Material Contract is valid and binding on the Company and to the knowledge of the Company, each other party thereto, and is in full force and effect and enforceable in accordance with its terms; (ii) the Company, and, to the knowledge of the Company, each other party thereto, has performed all material obligations required to be performed by it under each Material Contract; and (iii) there is no material default under any Material Contract by the Company or, to the knowledge of the Company, any other party thereto, and no event or condition has occurred that constitutes, or, after notice or lapse of time or both, would constitute, a material default on the part of the Company or, to the knowledge of the Company, any other party thereto under any such Material Contract, nor has the Company received any notice of any such material default, event or condition.  The Company has made available to Parent true and complete copies of all Material Contracts, including all amendments thereto.

Section 4.17

Insurance .  The Company is covered by valid and currently effective insurance policies issued in favor of the Company that are customary and adequate for companies of similar size in the industry and locations in which the Company operates.  Section 4.17 of the Company Disclosure Letter sets forth, as of the date hereof, a true and complete list of all material insurance policies issued in favor of the Company, or pursuant to which the Company is a named insured or otherwise a beneficiary, as well as any historic incurrence-based policies still in force.  With respect to each such insurance policy, (a) such policy is in full force and effect and all premiums due thereon have been paid, (b) the Company is not in breach or default, and has not taken any action or failed to take any action which (with or without notice or lapse of time, or both) would constitute such a breach or default, or would permit termination or modification of, any such policy and (c) to the knowledge of the Company, no insurer issuing any such policy has been declared insolvent or placed in receivership, conservatorship or liquidation.  No notice of cancellation or termination has been received with respect to any such policy, nor, to the knowledge of the Company, will any such cancellation or termination result from the consummation of the transactions contemplated hereby.

Section 4.18Properties .

(a)

The Company has good and valid title to, or in the case of leased property and leased tangible assets, a valid leasehold interest in, all of its real properties and tangible assets that are necessary for the Company to conduct its business as currently conducted, free and clear of all Liens other than (i) Liens for current Taxes and assessments not yet past due or the amount or validity of which is being contested in good faith by appropriate proceedings, (ii) mechanics’, workmen’s, repairmen’s, warehousemen’s and carriers’ Liens arising in the ordinary course of business of the Company consistent with past practice and (iii) any such matters of record, Liens and other imperfections of title that do not, individually or in the aggregate, materially impair the

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continued ownership, use and operation of the assets to which they relate in the business of the Company as currently conducted (“Permitted Liens” ).  Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, the tangible personal property currently used in the operation of the business of the Company is in good working order (reasonable wear and tear excepted).

(b)

The Company has complied in all material respects with the terms of all leases to which it is a party, and all such leases are in full force and effect, except for any such noncompliance or failure to be in full force and effect that, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.  The Company enjoys peaceful and undisturbed possession under all such leases, except for any such failure to do so that, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

(c)	Section 4.18(c) of the Company Disclosure Letter sets forth a true and complete list of (i) all real property owned by the Company and (ii) all real property leased for the benefit of the Company.
(d)	This Section 4.18 does not relate to intellectual property, which is the subject of Section 4.19.

Section 4.19Intellectual Property .

(a)

Section 4.19(a) of the Company Disclosure Letter sets forth a true and complete list of all (i) material patents and patent applications; (ii) material trademark registrations and applications; and (iii) material copyright registrations and applications, in each case owned by the Company (collectively, “Company Registered IP” ) and a true and complete list of all domain names owned or exclusively licensed by the Company.  Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect (A) all of the Company Registered IP is subsisting and, in the case of any Company Registered IP that is registered or issued and to the knowledge of the Company, valid and enforceable, (B) no Company Registered IP is involved in any interference, reissue, derivation, reexamination, opposition, cancellation or similar proceeding and, to the knowledge of the Company, no such action is threatened with respect to any of the Company Registered IP and (C) the Company owns exclusively, free and clear of any and all Liens (other than Permitted Liens), all Company Owned IP, including all Intellectual Property created on behalf of the Company by employees or independent contractors.

(b)

Section 4.19(b) of the Company Disclosure Letter accurately identifies (i) all contracts pursuant to which any Company Registered IP are licensed to the Company (other than (A) any non-customized software that (1) is so licensed solely in executable or object code form pursuant to a nonexclusive, internal use software license and other Intellectual Property associated with such software and (2) is not incorporated into, or material to the development, manufacturing, or distribution of, any of the Company’s products or services, (B) any Intellectual Property licensed on a nonexclusive basis ancillary to the purchase or use of equipment, reagents or other materials, (C) any confidential information provided under confidentiality agreements and (D) agreements between Company and its employees in Company’s standard form thereof), (ii) the corresponding Company contract pursuant to which such Company Registered IP are licensed to the Company and (iii) whether the license or licenses granted to the Company are exclusive or nonexclusive.

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(c)

Section 4.19(c) of the Company Disclosure Letter accurately identifies each Company contract pursuant to which any Person has been granted any license or covenant not to sue under, or otherwise has received or acquired any right (whether or not currently exercisable) or interest in, any Company Registered IP (other than (i) any confidential information provided under confidentiality agreements and (ii) any Company Registered IP nonexclusively licensed to academic collaborators, suppliers or service providers for the sole purpose of enabling such academic collaborator, supplier or service providers to provide services for Company’s benefit).

(d)

To the knowledge of Company, the Company Registered IP constitutes all Intellectual Property necessary for Company to conduct its business as currently conducted; provided, however, that the foregoing representation is not a representation with respect to non-infringement of Intellectual Property.

(e)

The Company has taken commercially reasonable measures to maintain the confidentiality of all information that constitutes or constituted a material Trade Secret of the Company, including requiring all Persons having access thereto to execute written non-disclosure agreements or other binding obligations to maintain confidentiality of such information.

(f)

Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, (i) to the knowledge of the Company, the conduct of the businesses of the Company, including the manufacture, marketing, offering for sale, sale, importation, use or intended use or other disposal of any product as currently sold or under development by Company, has not infringed, misappropriated or diluted, and does not infringe, misappropriate or dilute, any Intellectual Property of any Person, (ii) the Company has not received any written notice or claim asserting or suggesting that any such infringement, misappropriation, or dilution is or may be occurring or has or may have occurred and (iii) to the knowledge of the Company, no Person is infringing, misappropriating, or diluting in any material respect any Company Registered IP.

(g)

Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, (i) the Company has taken commercially reasonable steps to protect the confidentiality and security of the computer and information technology systems used by the Company (the “IT Systems” ) and the information and transactions stored or contained therein or transmitted thereby, (ii) to the knowledge of the Company, during the past two (2) years, there has been no unauthorized or improper use, loss, access, transmittal, modification or corruption of any such information or data and (iii) during the past two (2) years, there have been no material failures, crashes, viruses, security breaches (including any unauthorized access to any personally identifiable information), affecting the IT Systems.

(h)

Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, (i) to the knowledge of the Company, the Company has at all times complied in all material respects with all applicable Laws relating to privacy, data protection, and the collection, retention, protection, and use of information that alone or in combination with other information can be used to identify an individual (“Personal Information” ) collected, used, or held for use by the Company (collectively, “Privacy Laws” ), (ii) during the past two (2) years, no claims have been asserted or, to the knowledge of the

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Company, threatened in writing against the Company alleging a violation of any Person’s privacy or Personal Information, (iii) neither this Agreement nor the consummation of the transactions contemplated hereby will breach or otherwise violate any Privacy Laws and (iv) the Company has taken commercially reasonable steps to protect the Personal Information collected, used or held for use by the Company against loss and unauthorized access, use, modification, disclosure or other misuse.

(i)

To the knowledge of the Company, no government funding, facilities or resources of a university, college, other educational institution or research center or funding from third parties was used in the development of the Company Owned IP, to the knowledge of the Company, exclusively licensed to the Company, and no Governmental Entity, university, college, other educational institution or research center has, to the knowledge of the Company, any claim or right in or to such Intellectual Property.

(j)

The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, will not result in the loss of, or give rise to any right of any third party to terminate or modify any of the Company’s rights or obligations under any agreement under which the Company grants to any Person, or any Person grants to the Company, a license or right under or with respect to any Intellectual Property that is material to any of the businesses of the Company.

Section 4.20

State Takeover Statutes .  As of the date hereof and at all times on or prior to the First Effective Time, the Company Board has taken all actions so that the restrictions applicable to business combinations contained in Section 203 of the DGCL are, and will be, inapplicable to the execution, delivery and performance of this Agreement and the timely consummation of the Merger and the other transactions contemplated hereby and will not restrict, impair or delay the ability of Parent or Merger Subs, after the First Effective Time, to vote or otherwise exercise all rights as a stockholder of the Company.  No other “moratorium,” “fair price,” “business combination,” “control share acquisition” or similar provision of any state anti-takeover Law (collectively, “Takeover Laws ”) or any similar anti-takeover provision in the Company Charter or Company Bylaws is, or at the First Effective Time will be, applicable to this Agreement, the Merger or any of the other transactions contemplated hereby.

Section 4.21	No Rights Plan . There is no stockholder rights plan, “poison pill” anti-takeover plan or other similar device in effect to which the Company is a party or is otherwise bound.
Section 4.22

Related Party Transactions .  Since January 1, 2019 through the date of this Agreement, there have been no transactions, agreements, arrangements or understandings between the Company, on the one hand, and the Affiliates of the Company, on the other hand that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act (assuming the Company was subject to the requirements of the Exchange Act), other than those transactions, agreements, arrangements or understandings identified in Section 4.16 or Section 4.22 of the Company Disclosure Letter.

Section 4.23	Certain Payments . Neither the Company nor, to the knowledge of the Company, any of its respective directors, executives, representatives, agents or employees (a) has

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used or is using any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) has used or is using any corporate funds for any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees, (c) has violated or is violating any provision of the Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010 or any other anti-bribery or anti-corruption Law (collectively, the “Anti-Bribery Laws”) (d) has established or maintained, or is maintaining, any unlawful fund of corporate monies or other properties, or (e) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

Section 4.24

Brokers .  No broker, investment banker, financial advisor or other Person, other than as set forth on Section 4.24 of the Company Disclosure Letter, the fees and expenses of which will be paid by the Company, or following the First Effective Time, Parent, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates.  The Company has furnished to Parent a true and complete copy of any Contract between the Company and any Person identified on Section 4.24 of the Company Disclosure Letter pursuant to which such Person could be entitled to any payment from the Company relating to the transactions contemplated hereby.

Section 4.25RESERVED .

Section 4.26

No Other Representations and Warranties .  Except for the representations and warranties contained in Article V, the Company acknowledges and agrees that none of Parent, Merger Subs or any other Person on behalf of Parent or Merger Subs makes any other express or implied representation or warranty whatsoever, and specifically (but without limiting the generality of the foregoing) that none of Parent, its Subsidiaries or any other Person on behalf of Parent or Merger Subs makes any representation or warranty with respect to any projections or forecasts delivered or made available to the Company or any of its Representatives of future revenues, results of operations (or any component thereof), cash flows or financial condition (or any component thereof) of Parent (including any such projections or forecasts made available to the Company and Representatives in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement), and the Company has not relied on any such information or any representation or warranty not set forth in Article V.

Article V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBS

Except (a) as disclosed in the Parent SEC Documents on or prior to the date of this Agreement and that is reasonably apparent on the face of such disclosure to be applicable to the representation and warranty set forth herein (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk,” and any other disclosures contained or referenced therein of information, factors, or risks that are predictive, cautionary, or forward-looking in nature); or (b) as set forth in the corresponding section or subsection of the disclosure letter delivered by Parent to the Company immediately prior to the execution of this Agreement (the “Parent Disclosure Letter” ) (it being agreed that the disclosure of any information in a particular section or subsection of the Parent Disclosure Letter shall be deemed disclosure of such information with respect to any other section or subsection of this Agreement to which the relevance of such information is readily apparent on its face), each of Parent and the Merger Subs represent and warrant to the Company as follows:

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Section 5.1Organization, Standing and Power .

(a)

Each of Parent and First Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and Second Merger Sub is a limited liability company duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation.  Each of Parent, First Merger Sub and Second Merger Sub (x) has all requisite corporate or limited liability company power and authority to own, lease and operate its properties and to carry on its business as now being conducted and (y) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except in the case of clause (2), where the failure to be so qualified or licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.  For purposes of this Agreement, “Parent Material Adverse Effect”  means any event, change, circumstance, occurrence, effect or state of facts that (A) is or would reasonably be expected to be materially adverse to the business, assets, liabilities, financial condition, or results of operations of Parent and its Subsidiaries, taken as a whole, or (B) materially impairs the ability of Parent or Merger Subs to consummate the Merger or any of the other transactions contemplated by this Agreement; provided, however, that in the case of clause (A) only, Parent Material Adverse Effect shall not include any event, change, circumstance, occurrence, effect or state of facts to the extent resulting from (1) changes or conditions generally affecting the industries in which the Parent and its Subsidiaries operate, or the economy or the financial, debt, banking, capital, credit or securities markets, in the United States, including effects on such industries, economy or markets resulting from any regulatory and political conditions or developments in general, (2) the outbreak or escalation of war or acts of terrorism or any natural disasters, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Entity in response thereto, (3) changes in Law or GAAP, or the interpretation or enforcement thereof, (4) the public announcement of this Agreement, or (5) any specific action taken (or omitted to be taken) by the Parent at or with the express written consent of the Company; provided, that, with respect to clauses (1), (2) and (3), the impact of such event, change, circumstance, occurrence, effect or state of facts is not disproportionately adverse to Parent and its Subsidiaries, taken as a whole, as compared to other participants in the industries in which Parent and its Subsidiaries operate.

(b)

Parent has previously made available to the Company true and complete copies of the Certificate of Incorporation and Bylaws (or comparable organizational documents) of each of Parent and Merger Subs, and the Certificate of Incorporation and Bylaws (or comparable organizational documents) of each other Subsidiary of Parent, in each case, as amended to the date of this Agreement, and each as so delivered is in full force and effect.  None of Parent, First Merger Sub or Second Merger Sub is in violation of any provision of its respective Certificate of Incorporation or Bylaws.  Except with respect to the extent relating to the transactions contemplated by this Agreement or in draft form and except as may be redacted to preserve an privilege (including attorney-client privilege), ~~Parent has made available to the Company true and complete copies of the minutes of all meetings of Parent’s stockholders, the Board of Directors of Parent (the “Parent Board” ) and each committee of the Parent Board held since January 1, 2020.~~

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Section 5.2Capital Stock .

(a)

The authorized capital stock of Parent consists of 300,000,000 shares of Parent Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Parent Preferred Stock”). As of the close of business on September 1, 2022 (the “Measurement Date” ), (i) 54,512,951 shares of Parent Common Stock (excluding treasury shares) were issued and outstanding, (ii) no shares of Parent Common Stock were held by Parent in its treasury, (iii) no shares of Parent Preferred Stock were issued and outstanding, (iv) 608,774 shares of Parent Common Stock were reserved for issuance pursuant to Parent’s 2018 Equity Incentive Plan (of which 59,819 shares were subject to outstanding options to purchase shares of Parent Common Stock (the “Parent Options” ) and 71,522 shares were subject to outstanding restricted stock awards representing the right to purchase shares of Parent Common Stock (the “Parent Restricted Stock Awards”)), 3,769 shares were subject to outstanding restricted stock units representing the right to receive shares of Parent Common Stock (the “Parent Restricted Stock Units”), (v) no shares were available for purchase pursuant to Parent’s 2018 Employee Stock Purchase Plan, (vi) 32,000 shares were reserved for issuance pursuant to Parent’s 2020 Inducement Equity Incentive Plan (of which 18,000 shares were subject to outstanding options to purchase shares of Parent Common Stock), and (vii) 56,289,950 warrants to purchase Parent Common Stock (the “Parent Warrants”) were issued and outstanding, and 56,289,950 shares of Parent Common Stock were reserved for issuance pursuant to the Parent Warrants. Except as set forth above in this Section 5.2(a), neither Parent nor any of its Subsidiaries has outstanding any bonds, debentures, notes or other obligations having the right to vote (or convertible into, or exchangeable or exercisable for, securities having the right to vote) with the stockholders of Parent or such Subsidiary on any matter.  Except as set forth above in this Section 5.2(a) and except for changes since the close of business on the Measurement Date resulting from the exercise of any options as described above, or from any publicly disclosed financing involving the sale of Parent Common Stock and/or securities convertible or exercisable into shares of Parent Common Stock (any such equity financing, a “Parent Financing”), as of the Measurement Date, there are no outstanding (A) shares of capital stock or other voting securities or equity interests of Parent, (B) securities of Parent or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock of Parent or other voting securities or equity interests of Parent or its Subsidiaries, (C) stock appreciation rights, “phantom” stock rights, performance units, interests in or rights to the ownership or earnings of Parent or its Subsidiaries or other equity equivalent or equity-based awards or rights, (D) subscriptions, options, warrants, calls, commitments, Contracts or other rights to acquire from Parent or its Subsidiaries, or obligations of Parent or any of its Subsidiaries to issue, any shares of capital stock of Parent or any of its Subsidiaries, voting securities, equity interests or securities convertible into or exchangeable or exercisable for capital stock or other voting securities or equity interests of Parent or its Subsidiaries or rights or interests described in the preceding clause (C), or (E) obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such securities or to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold, any such securities.

(b)

The authorized capital stock of First Merger Sub consists of 1,000 shares of common stock, par value $0.001 per share, of which 1,000 shares are issued and outstanding, all of which shares are beneficially owned by Parent.

(c)	100% of the membership interests of Second Merger Sub are held by Parent.

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(d)	The shares of Parent Common Stock to be issued pursuant to the Merger will be duly authorized, validly issued, fully paid and nonassessable and not subject to any preemptive rights.
(e)

No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualifying Event” ) is applicable to Parent, to Parent’s knowledge, any Covered Person, except for a Disqualifying Event as to which Rule 506(d)(2)(ii-iv) or (d)(3) of the Securities Act is applicable, or, to Parent’s knowledge after due inquiry, Ladenburg Thalmann & Co.  “Covered Person” means, with respect to Parent as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1).

Section 5.3

Subsidiaries (a).  Section 5.3 of the Parent Disclosure Letter sets forth a true and complete list of each Subsidiary of Parent, including its jurisdiction of incorporation or formation.  Each of Parent’s Subsidiaries (i) is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except in the case of clause (iii), where the failure to be so qualified or licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.  All outstanding shares of capital stock and other voting securities or equity interests of each such Subsidiary are owned, directly or indirectly, by Parent, free and clear of all Liens other than Permitted Liens of Parent and its Subsidiaries.  Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, Parent does not own, directly or indirectly, any equity, membership interest, partnership interest, joint venture interest, or other equity or voting interest in, or any interest convertible into, exercisable or exchangeable for any of the foregoing, nor is it under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution, guarantee, credit enhancement or other investment in, or assume any liability or obligation of, any Person.

Section 5.4Authority .

(a)

Each of Parent, First Merger Sub and Second Merger Sub has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated hereby, including the issuance of the shares of Parent Common Stock to the holders of Company Common Stock and the Company Notes as First Merger Consideration and the assumption of the Assumed Options (the “Parent Common Stock Issuance” ), subject to the Parent Stockholder Approval (as defined below).  The execution, delivery and performance of this Agreement by Parent and Merger Subs and the consummation by Parent and Merger Subs of the Merger and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Subs and no other corporate proceedings on the part of Parent or Merger Subs are necessary to approve this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject to (i) the approval by the holders of at least a majority of the outstanding shares of Parent Common Stock (the “Parent Stockholder Approval” ), (ii) the approval of this Agreement by Parent as the sole stockholder of First Merger Sub, (iii) the approval

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of this Agreement by Parent as the sole member of Second Merger Sub and (iv) the approval by the holders of at least a majority of the outstanding shares of Parent Common Stock of the Reserve Stock Split Proposal.  This Agreement has been duly executed and delivered by Parent, First Merger Sub and Second Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a valid and binding obligation of each of Parent, First Merger Sub and Second Merger Sub, enforceable against each of Parent, First Merger Sub and Second Merger Sub in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

(b)

The Parent Board, at a meeting duly called and held at which a quorum of the directors of Parent were present, duly adopted resolutions (i) determining that the terms of this Agreement, the Merger and the other transactions contemplated hereby are fair to and in the best interests of Parent and its stockholders, (ii) approving and declaring advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) resolving to recommend, upon the terms and subject to the conditions of this Agreement, that the stockholders of Parent vote to approve the Merger, which resolutions have not been subsequently rescinded, modified or withdrawn in any way.

(c)

Other than the approval by the holders of at least a majority of the outstanding shares of Parent Common Stock of the Reserve Stock Split Proposal, the Parent Stockholder Approval is the only vote of the holders of any class or series of the Parent Common Stock or other securities required in connection with the consummation of the Merger and the other transactions contemplated hereby.  Other than the approval by the holders of at least a majority of the outstanding shares of Parent Common Stock of the Reserve Stock Split Proposal and the Parent Stockholder Approval, no vote of the holders of any class or series of Parent Common Stock or other securities is required in connection with the consummation of any of the transactions contemplated hereby to be consummated by Parent.

Section 5.5No Conflict; Consents and Approvals .

(a)

The execution, delivery and performance of this Agreement by each of Parent, First Merger Sub and Second Merger Sub does not, and the consummation of the Merger and the other transactions contemplated hereby and compliance by each of Parent and Merger Subs with the provisions hereof will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation, modification or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien in or upon any of the properties, assets or rights of Parent or Merger Subs under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, or require any consent, waiver or approval of any Person pursuant to, any provision of (i) the Certificate of Incorporation or Bylaws of Parent or First Merger Sub, (ii) the Certificate of Formation or limited liability company agreement of Second Merger Sub, (iii) any material Contract to which Parent, First Merger Sub or Second Merger Sub is a party by which Parent, First Merger Sub, Second Merger Sub or any of their respective properties or assets may be bound, or (iv) subject to the governmental filings and other matters referred to in Section 4.4, any material Law or any rule or regulation of NYSE American applicable to Parent or Merger Subs or by which Parent, Merger Subs or any of their respective properties or assets may be bound, except as, in the case of clauses (ii) and (iii), as individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

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(b)

No consent, approval, order or authorization of, or registration, declaration, filing with or notice to, any Governmental Entity is required by or with respect to Parent or Merger Subs in connection with the execution, delivery and performance of this Agreement by Parent or Merger Subs or the consummation by Parent or Merger Subs of the Merger and the other transactions contemplated hereby or compliance with the provisions hereof, except for (i) the filing with the SEC of such reports under Section 13(a) or 15(d) of the Exchange Act, as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) such other filings and reports as may be required pursuant to the applicable requirements of the Securities Act, the Exchange Act and any other applicable state or federal securities, takeover and “blue sky” laws, (iii) the filing of the First Certificate of Merger with the Delaware Secretary of State as required by the DGCL, (iv) the filing of the Second Certificate of Merger with the Delaware Secretary of State as required by the DGCL and the DLLCA, (v) any approvals required by NYSE American or the Financial Industry Regulatory Authority,  and (vi) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices the failure of which to be obtained or made, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

(c)

The Parent Board, the First Merger Sub board and the Second Merger Sub board have taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the DGCL are, and will be, inapplicable to the execution, delivery and performance of this Agreement and to the consummation of the transactions contemplated by this Agreement.  No other state takeover statute or similar Law applies or purports to apply to the Merger, this Agreement or any of the other transactions contemplated by this Agreement.

Section 5.6SEC Reports; Financial Statements .

(a)

Parent has filed with or furnished to the SEC on a timely basis true and complete copies of all forms, reports, schedules, statements and other documents required to be filed with or furnished to the SEC by Parent since January 1, 2021 (all such documents, together with all exhibits and schedules to the foregoing materials and all information incorporated therein by reference, the “Parent SEC Documents” ).  As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act” ), as the case may be, including, in each case, the rules and regulations promulgated thereunder, and none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)

The financial statements (including the related notes and schedules thereto) included (or incorporated by reference) in the Parent SEC Documents (i) have been prepared in a manner consistent with the books and records of Parent and its Subsidiaries, (ii) have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10‑Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), (iii) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and (iv) fairly

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present in all material respects the consolidated financial position of Parent and its Subsidiaries as of the dates thereof and their respective consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments that were not, or are not expected to be, material in amount), all in accordance with GAAP and the applicable rules and regulations promulgated by the SEC.  Since January 1, 2021, Parent has not made any change in the accounting practices or policies applied in the preparation of its financial statements, except as required by GAAP, SEC rule or policy or applicable Law. The books and records of Parent and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP (to the extent applicable) and any other applicable legal and accounting requirements and reflect only actual transactions.

(c)

Parent has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act).  Such disclosure controls and procedures are designed to ensure that information relating to Parent, including its consolidated Subsidiaries, required to be disclosed in Parent’s periodic and current reports under the Exchange Act, is made known to Parent’s chief executive officer and its chief financial officer by others within those entities to allow timely decisions regarding required disclosures as required under the Exchange Act.  The chief executive officer and chief financial officer of Parent have evaluated the effectiveness of Parent’s disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable Parent SEC Document that is a report on Form 10‑K or Form 10‑Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation.

(d)

Parent and its Subsidiaries have established and maintain a system of internal control over financial reporting (as defined in Rules 13a‑15(f) and 15d‑15(f) under the Exchange Act) which is effective in providing reasonable assurance regarding the reliability of Parent’s financial reporting and the preparation of Parent’s financial statements for external purposes in accordance with GAAP.  Parent has disclosed, based on its most recent evaluation of Parent’s internal control over financial reporting prior to the date hereof, to Parent’s auditors and audit committee (i) any significant deficiencies and material weaknesses in the design or operation of Parent’s internal control over financial reporting which are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal control over financial reporting.  A true, correct and complete summary of any such disclosures made by management to Parent’s auditors and audit committee since January 1, 2020 is set forth as Section 5.6(d) of Parent Disclosure Letter.

(e)

Since January 1, 2021, (i) neither Parent nor any of its Subsidiaries nor, to the knowledge of the Parent, any director, officer, employee, auditor, accountant or representative of the Parent or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Parent or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that Parent or any of its Subsidiaries has engaged in questionable accounting or auditing practices and (ii) no attorney representing Parent or any of its Subsidiaries, whether or not employed by Parent or any of its Subsidiaries, has reported evidence of a material

39

violation of securities Laws, breach of fiduciary duty or similar violation by Parent or any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Parent Board or any committee thereof or to any director or officer of Parent or any of its Subsidiaries.

(f)

As of the date of this Agreement, there are no outstanding or unresolved comments in the comment letters received from the SEC staff with respect to the Parent SEC Documents.  To the knowledge of Parent, none of the Parent SEC Documents is subject to ongoing review or outstanding SEC comment or investigation.

(g)

Neither Parent nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among Parent and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off balance sheet arrangements” (as such term is used in Instruction 8 to Item 303(b) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, Parent or any of its Subsidiaries in Parent’s or such Subsidiary’s published financial statements or other Parent SEC Documents.

(h)	Parent is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act.
(i)	No Subsidiary of Parent is required to file any form, report, schedule, statement or other document with the SEC.
(j)	Parent has not been and is not currently a “shell company” as defined under either Rule 12b-2 under the Exchange Act or Section 101(e) of the NYSE American Listed Company Manual.
(k)

Parent is, and since its first date of listing on NYSE American has been, in compliance in all material respects with the applicable current listing and governance rules and regulations of NYSE American and Parent has not received any correspondence from NYSE American or the staff thereof relating to the delisting or maintenance of listing of the Parent Common Stock on NYSE American, other than as set forth in Section 5.6(k) of Parent Disclosure Letter.

Section 5.7

No Undisclosed Liabilities .  Neither Parent nor any of its Subsidiaries has any liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, known or unknown, whether due or to become due and whether or not required to be recorded or reflected on a balance sheet under GAAP, except (a) to the extent accrued or reserved against in the audited consolidated balance sheet of Parent and its Subsidiaries as at December 31, 2021 included in the Annual Report on Form 10‑K filed by Parent with the SEC on March 24, 2022 (without giving effect to any amendment thereto filed on or after the date hereof) and (b) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2021 that are not material to Parent and its Subsidiaries, taken as a whole.

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Section 5.8

Absence of Certain Changes or Events .  Since December 31, 2021, (i) except in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby, Parent and its Subsidiaries have conducted their business only in the ordinary course consistent with past practice; (ii) there has not been any change, event or development or prospective change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a Parent Material Adverse Effect; and (iii) neither Parent nor any of its Subsidiaries have:

(a)

(i) declared, set aside or paid any dividends on, or made any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other equity interests, except for dividends by a wholly-owned Subsidiary of Parent to its parent, (ii) purchased, redeemed or otherwise acquired shares of capital stock or other equity interests of Parent or its Subsidiary or any options, warrants, or rights to acquire any such shares or other equity interests, or (iii) split, combined, reclassified or otherwise amended the terms of any of its capital stock or other equity interests or issued or authorized the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other equity interests;

(b)	amended or otherwise changed, or authorized or proposed to amend or otherwise changed, its certificate of incorporation or by-laws (or similar organizational documents);
(c)	adopted or entered into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or reorganization; or
(d)	changed its financial or Tax accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or applicable Law, or revalued any of its material assets.
Section 5.9

Litigation .  There is no Action (or basis therefor) pending or, to the knowledge of Parent, threatened against or affecting Parent or any of its Subsidiaries, any of their respective properties or assets, or any present or former officer, director or employee of Parent or any of its Subsidiaries in such individual’s capacity as such, other than any Action that (a) does not involve an amount in controversy in excess of $100,000 and (b) does not seek material injunctive or other non-monetary relief.  Neither Parent nor any of its Subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, injunction, rule or decree of any Governmental Entity.  There is no Action pending or, to the knowledge of Parent, threatened seeking to prevent, hinder, modify, delay or challenge the Merger or any of the other transactions contemplated by this Agreement.

Section 5.10

Compliance with Law .  Parent and each of its Subsidiaries are and have been in compliance in all material respects with all Laws applicable to their businesses, operations, properties or assets.  None of Parent or any of its Subsidiaries has received, since January 1, 2020, a notice or other written communication alleging or relating to a possible material violation of any Law applicable to their businesses, operations, properties, assets or Parent Products (as defined below).  Parent and each of its Subsidiaries have in effect all material Permits of all Governmental Entities necessary or advisable for them to own, lease or operate their properties and assets and to carry on their businesses and operations as now conducted, and there has occurred no violation of,

41

default (with or without notice or lapse of time or both) under or event giving to others any right of revocation, non-renewal, adverse modification or cancellation of, with or without notice or lapse of time or both, any such Permit, nor would any such revocation, non-renewal, adverse modification or cancellation result from the consummation of the transactions contemplated hereby.

Section 5.11Health Care Regulatory Matters .

(a)

Parent, and to the knowledge of Parent, each of its directors, officers, management employees, agents (while acting in such capacity), contract manufacturers, suppliers, and distributors are, and at all times prior hereto were, in material compliance with all health care laws to the extent applicable to Parent or any of its products or activities, including, but not limited to the Health Care Laws, to the extent applicable to Parent.  To the knowledge of Parent, there are no facts or circumstances that reasonably would be expected to give rise to any material liability under any Health Care Laws.

(b)

Parent is, and has at all relevant times been, in compliance with the Corporate Integrity Agreement between the Office of Inspector General of the Department of Health and Human Services and Parent, dated December 28, 2020 and Parent is not a party to any other corporate integrity agreements nor is Parent a party to any monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any Governmental Entity.

(c)

All applications, notifications, submissions, information, claims, reports and statistical analyses, and other data and conclusions derived therefrom, utilized as the basis for or submitted in connection with any and all requests for a Permit from the FDA or other Governmental Entity relating to products that are regulated as drugs, medical devices, or other healthcare products under Health Care Laws, including medical devices, compounds or products being researched, tested, stored, developed, labeled, manufactured, packed, marketed, sold and/or distributed by Parent or any of its Subsidiaries (“Parent Products” ), including, without limitation, investigational device exemptions, when submitted to the FDA or other Governmental Entity were true, complete and correct in all material respects as of the date of submission and any necessary or required updates, changes, corrections or modification to such applications, submissions, information and data have been submitted to the FDA or other Governmental Entity.  Parent does not have knowledge of any facts or circumstances that would be reasonably likely to lead the revocation, suspension, limitation, or cancellation of a Permit required under Health Care Laws.

(d)

All preclinical studies and clinical trials conducted by or, to the knowledge of Parent, on behalf of Parent have been, and if still pending are being, conducted in compliance with research protocols and all applicable Health Care Laws, including, but not limited to, the FDCA and its applicable implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58, 312, 314 and 812.  No clinical trial conducted by or on behalf of Parent has been conducted using any clinical investigators who have been disqualified.  No clinical trial conducted by or on behalf of the Company has been terminated or suspended prior to completion, and no clinical investigator that has participated or is participating in, or institutional review board that has or has had jurisdiction over, a clinical trial conducted by or on behalf of Parent has placed a clinical hold order on, or otherwise terminated, delayed or suspended, such a clinical trial at a clinical research site based on an actual or alleged lack of safety or efficacy of any Parent Product or a failure to conduct such clinical trial in compliance with applicable Health Care Laws.

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(e)

All manufacturing operations conducted by or, to the knowledge of Parent, for the benefit of Parent have been and are being conducted in material compliance with all Permits under applicable Health Care Laws, all applicable provisions of the FDA’s current good manufacturing practice (cGMP) regulations at 21 C.F.R. Parts 210-211 and Parts 600 and 610 and FDA’s Quality System (QS) regulations at 21 C.F.R. Part 820, and all comparable foreign regulatory requirements of any Governmental Entity.

(f)

Parent has not received any written communication that relates to an alleged violation or non-compliance with any Health Care Laws, including any notification of any pending or threatened claim, suit, proceeding, hearing, enforcement, investigation, arbitration, import detention or refusal, FDA Warning Letter or Untitled Letter, or any action by a Governmental Entity relating to any Health Care Laws.  All Warning Letters, Form-483 observations, or comparable findings from other Governmental Entities listed in Section 5.11 of the Parent Disclosure Letter have been resolved to the satisfaction of the applicable Governmental Entity.

(g)

There have been no seizures, withdrawals, recalls, detentions, or suspensions of manufacturing, testing, or distribution relating to the Parent Products required or requested by a Governmental Entity, or other Safety Notices, and, to the knowledge of Parent, there are no facts or circumstances that reasonably would be expected to give rise to a Safety Notice.  All Safety Notices listed in Section 5.11(g) of the Parent Disclosure Letter have been resolved to the satisfaction of the applicable Governmental Entity.

(h)

Except as set forth in Section 5.11(g) of the Parent Disclosure Letter, there are no unresolved Safety Notices, and to the knowledge Parent, there are no facts that would be reasonably likely to result in a material Safety Notice with respect to the Parent Products or a termination or suspension of developing and testing of any of the Parent Products.

(i)

Neither Parent, nor, to the knowledge of Parent, any officer, employee, agent, or distributor of Parent has made an untrue statement of a material fact or fraudulent or misleading statement to a Governmental Entity, failed to disclose a material fact required to be disclosed to a Governmental Entity, or committed an act, made a statement, or failed to make a statement that would reasonably be expected to provide a basis for the FDA to invoke its FDA Ethics Policy.  None of the aforementioned is or has been under investigation resulting from any allegedly untrue, fraudulent, misleading, or false statement or omission, including data fraud, or had any action pending or threatened relating to the FDA Ethics Policy.

(j)

All reports, documents, claims, Permits and notices required to be filed, maintained or furnished to the FDA or any Governmental Entity by Parent have been so filed, maintained or furnished, except where failure to file, maintain or furnish such reports, documents, claims, Permits or notices have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  All such reports, documents, claims, Permits and notices were true and complete in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing).

(k)

Neither Parent nor, to the knowledge of Parent, any officer, employee, agent, or distributor of Parent has committed any act, made any statement or failed to make any statement that violates the Federal Anti-Kickback Statute, 28 U.S.C. § 1320a-7b, the Federal False Claims Act, 31 U.S.C. § 3729, other Drug or Health Laws, or any other similar federal, state, or ex-U.S. law applicable in the jurisdictions in which the Parent Products are sold or intended to be sold.

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(l)

Neither Parent nor, to the knowledge of Parent, any officer, employee, agent, or distributor of Parent has been convicted of any crime or engaged in any conduct that has resulted, or would reasonably be expected to result, in debarment under applicable Law, including, without limitation, 21 U.S.C. § 335a, or exclusion under 42 U.S.C. § 1320a-7, or any other statutory provision or similar law applicable in other jurisdictions in which the Parent Products are sold or intended to be sold.  Neither Parent nor, to the knowledge of Parent, any officer, employee, agent or distributor of Parent, has been excluded from participation in any federal health care program or convicted of any crime or engaged in any conduct for which such Person could be excluded from participating in any federal health care program under Section 1128 of the Social Security Act of 1935, as amended, or any similar Health Care Law or program.

Section 5.12Benefit Plans .

(a)

Section 5.12(a) of the Parent Disclosure Letter contains a true and complete list of each “employee benefit plan” (within the meaning of section 3(3) of ERISA, whether or not subject to ERISA), “multiemployer plans” (within the meaning of ERISA section 3(37)), and all stock purchase, stock option, phantom stock or other equity-based plan, severance, employment, collective bargaining, change-in-control, fringe benefit, bonus, incentive, deferred compensation, supplemental retirement, health, life, or disability insurance, dependent care and all other employee benefit and compensation plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise), whether formal or informal, written or oral, legally binding or not, under which any current or former employee, director or consultant of Parent or its Subsidiaries (or any of their dependents) has any present or future right to compensation or benefits or Parent or its Subsidiaries sponsors or maintains, is making contributions to or has any present or future liability or obligation (contingent or otherwise) or with respect to which it is otherwise bound.  All such plans, agreements, programs, policies and arrangements shall be collectively referred to as the “Parent Plans.”   Parent has provided or made available to the Company a current, accurate and complete copy of each Parent Plan, or if such Parent Plan is not in written form, a written summary of all of the material terms of such Parent Plan.  With respect to each Parent Plan, Parent has furnished or made available to the Company a current, accurate and complete copy of, to the extent applicable:  (i) any related trust agreement or other funding instrument, (ii) the most recent determination letter of the IRS, (iii) any summary plan description, summary of material modifications, and other similar material written communications (or a written description of any material oral communications) to the employees of Parent or its Subsidiaries concerning the extent of the benefits provided under a Parent Plan, and (iv) for the three most recent years and as applicable (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports.

(b)

Neither Parent, its Subsidiaries or any member of their Controlled Group (defined as any organization which is a member of a controlled, affiliated or otherwise related group of entities within the meaning of Code Sections 414(b), (c), (m) or (o)) has ever sponsored, maintained, contributed to or been required to contribute to or incurred any liability (contingent or otherwise) with respect to:  (i) a “multiemployer plan” (within the meaning of ERISA section 3(37)), (ii) a Pension Plan that is subject to Title IV of ERISA or Section 412 of the Code, (iii) a Pension Plan which is a “multiple employer plan” as defined in Section 413 of the Code, or (iv) a “funded welfare plan” within the meaning of Section 419 of the Code.

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(c)	With respect to the Parent Plans:
(i)

each Parent Plan complies in all material respects with its terms and materially complies in form and in operation with the applicable provisions of ERISA and the Code and all other applicable legal requirements;

(ii)

each Parent Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination, advisory and/or opinion letter, as applicable, from the IRS that it is so qualified and nothing has occurred to the knowledge of the Parent since the date of such letter that would reasonably be expected to cause the loss of the sponsor’s ability to rely upon such letter, and nothing has occurred to the knowledge of the Parent that would reasonably be expected to result in the loss of the qualified status of such Parent Plan;

(iii)

there is no material Action (including any investigation, audit or other administrative proceeding) by the Department of Labor, the PBGC, the IRS or any other Governmental Entity or by any plan participant or beneficiary pending, or to the knowledge of Parent, threatened, relating to the Parent Plans, any fiduciaries thereof with respect to their duties to Parent Plans or the assets of any of the trusts under any of Parent Plans (other than routine claims for benefits) nor, to Parent’s knowledge, are there facts or circumstances that exist that could reasonably give rise to any such actions;

(iv)

none of the Parent Plans currently provides, or reflects or represents any liability to provide post-termination or retiree welfare benefits to any person for any reason, except as may be required by COBRA, and none of Parent, its Subsidiaries or any members of their Parent Controlled Group has any liability to provide post-termination or retiree welfare benefits to any person, except to the extent required by statute or except with respect to a contractual obligation to reimburse any premiums such person may pay in order to obtain health coverage under COBRA;

(v)	each Parent Plan is subject exclusively to United States Law; and
(vi)

the execution and delivery of this Agreement and the consummation of the Merger will not, either alone or in combination with any other event, (A) entitle any current or former employee, officer, director or consultant of Parent or any Subsidiary to severance pay, unemployment compensation or any other similar termination payment, or (B) accelerate the time of payment or vesting, or increase the amount of or otherwise enhance any benefit due any such employee, officer, director or consultant.

(d)

Neither Parent nor any Subsidiary is a party to any agreement, contract, arrangement or plan (including any Parent Plan) that may reasonably be expected to result, separately or in the aggregate, in connection with the transactions contemplated by this Agreement (either alone or in combination with any other events), in the payment of any “parachute payments” within the meaning of Section 280G of the Code.  There is no agreement, plan or other arrangement to which any of Parent or any Subsidiary is a party or by which any of them is otherwise bound to compensate any person in respect of Taxes or other liabilities incurred with respect to Section 409A or 4999 of the Code.

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Section 5.13Labor and Employment Matters .

(a)

Parent and its Subsidiaries are and for the past three (3) years have been in compliance in all material respects with all applicable Laws relating to labor and employment, including those relating to employment practices, terms and conditions of employment, collective bargaining, disability, immigration, health and safety, wages, hours and benefits, non-discrimination in employment, workers’ compensation, the collection and payment of withholding and/or payroll Taxes and similar Taxes, unemployment compensation, equal employment opportunity, discrimination, harassment, employee and contractor classification, information privacy and security, and continuation coverage with respect to group health plans.  During the preceding three years, there has not been, and as of the date of this Agreement there is not pending or, to the knowledge of Parent, threatened, any labor dispute, work stoppage, labor strike or lockout against Parent or any of its Subsidiaries by employees.

(b)

No employee of Parent or any of its Subsidiaries is covered by an effective or pending collective bargaining agreement or similar labor agreement.  To the knowledge of Parent, there has not been any activity on behalf of any labor union, labor organization or similar employee group to organize any employees of Parent or any of its Subsidiaries.  There are no (i) unfair labor practice charges or complaints against Parent or any of its Subsidiaries pending before the National Labor Relations Board or any other labor relations tribunal or authority and to the knowledge of Parent no such representations, claims or petitions are threatened, (ii) representation claims or petitions pending before the National Labor Relations Board or any other labor relations tribunal or authority or (iii) grievances or pending arbitration proceedings against Parent or any of its Subsidiaries that arose out of or under any collective bargaining agreement.

(c)

To the knowledge of Parent, no current key employee or officer of Parent or any of its Subsidiaries intends, or is expected, to terminate his employment relationship with such entity in connection with or as a result of the transactions contemplated hereby.

(d)

During the preceding three (3) years, (i) neither Parent nor any Subsidiary has effectuated a “plant closing” (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility, (ii) there has not occurred a “mass layoff” (as defined in the WARN Act) in connection with Parent or any Subsidiary affecting any site of employment or one or more facilities or operating units within any site of employment or facility and (iii) neither Parent nor any Subsidiary has engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state, local or foreign law.  The Parent and its Subsidiaries currently properly classify and for the past three (3) years have properly classified its and their employees as exempt or non-exempt in accordance with applicable overtime laws, and no person treated as an independent contractor or consultant by Parent or any Subsidiary within the past three (3) years should have been properly classified as an employee under applicable law.

(e)

Except as set forth on Section 5.13(e) of the Parent Disclosure Letter, with respect to any current or former employee, officer, consultant or other service provider of Parent, there are no Actions against Parent or any of its Subsidiaries pending, or to Parent’s knowledge, threatened to be brought or filed, in connection with the employment or engagement of any current

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or former employee, officer, consultant or other service provider of Parent, including, without limitation, any claim relating to employment discrimination, harassment, retaliation, equal pay, employment classification or any other employment related matter arising under applicable Laws, except where such action would not, individually or in the aggregate, result in Parent incurring a material liability.

(f)

Except as set forth on Section 5.13(f) of the Parent Disclosure Letter or with respect to any Parent Plan (which subject is addressed in Section 5.12 above), the execution of this Agreement and the consummation of the transactions set forth in or contemplated by this Agreement will not result in any breach or violation of, or cause any payment to be made under, any applicable Laws respecting labor and employment or any collective bargaining agreement to which Parent or any of its Subsidiaries is a party.

(g)

During the preceding three (3) years, (i) no allegations of workplace sexual harassment, discrimination or other misconduct have been made, initiated, filed or, to the knowledge of Parent, threatened against Parent or any of its respective current or former directors, officers or senior level management employees, (ii) to the knowledge of Parent, no incidents of any such workplace sexual harassment, discrimination or other misconduct have occurred, and (iii) Parent has not entered into any settlement agreement related to allegations of sexual harassment, discrimination or other misconduct by any of their directors, officers or employees described in clause (i) hereof or any independent contractor.

(h)

Parent and its Subsidiaries are and have at all relevant times been in compliance with (i) COVID-19 related Laws, standards, regulations, orders and guidance (including without limitation relating to business reopening), including those issued and enforced by the Occupational Safety and Health Administration, the Centers for Disease Control, the Equal Employment Opportunity Commission, and any other Governmental Entity; and (ii) the Families First Coronavirus Response Act and any other applicable COVID-19 related leave Law, whether state, local or otherwise.

Section 5.14Environmental Matters .

(a)

Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect, (i) Parent and each of its Subsidiaries have conducted their respective businesses in compliance with all, and have not violated any, applicable Environmental Laws; (ii) Parent and its Subsidiaries have obtained all Permits of all Governmental Entities and any other Person that are required under any Environmental Law; (iii) there has been no release of any Hazardous Substance by Parent or any of its Subsidiaries or any other Person in any manner that has given or would reasonably be expected to give rise to any remedial or investigative obligation, corrective action requirement or liability of Parent or any of its Subsidiaries under applicable Environmental Laws; (iv) neither Parent nor any of its Subsidiaries has received any claims, notices, demand letters or requests for information (except for such claims, notices, demand letters or requests for information the subject matter of which has been resolved prior to the date of this Agreement) from any federal, state, local, foreign or provincial Governmental Entity or any other Person asserting that Parent or any of its Subsidiaries is in violation of, or liable under, any Environmental Law; (v) no Hazardous Substance has been disposed of, arranged to be disposed of, released or transported in violation of

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any applicable Environmental Law, or in a manner that has given rise to, or that would reasonably be expected to give rise to, any liability under any Environmental Law, in each case, on, at, under or from any current or former properties or facilities owned or operated by Parent or any of its Subsidiaries or as a result of any operations or activities of Parent or any of its Subsidiaries at any location and, to the knowledge of Parent, Hazardous Substances are not otherwise present at or about any such properties or facilities in amount or condition that has resulted in or would reasonably be expected to result in liability to Parent or any of its Subsidiaries under any Environmental Law; and (vi) neither Parent, its Subsidiaries nor any of their respective properties or facilities are subject to, or are threatened to become subject to, any liabilities relating to any suit, settlement, court order, administrative order, regulatory requirement, judgment or claim asserted or arising under any Environmental Law or any agreement relating to environmental liabilities.

Section 5.15Taxes .

(a)

Parent has (i) filed all income and other material Tax Returns required to be filed by or on behalf of it (taking into account any applicable extensions thereof) and all such Tax Returns are true, accurate and complete in all material respects; and (ii) paid in full (or caused to be timely paid in full) all material Taxes that are required to be paid by or with respect to it, whether or not such Taxes were shown as due on such Tax Returns.

(b)

All material Taxes not yet due and payable by Parent as of the date of the balance sheet included in the financial statements (including the related notes and schedules thereto) included (or incorporated by reference) in the Parent SEC Documents have been, in all respects, properly accrued in accordance with GAAP on the financial statements (including the related notes and schedules thereto) included (or incorporated by reference) in the Parent SEC Documents, and such financial statements (including the related notes and schedules thereto) included (or incorporated by reference) in the Parent SEC Documents reflect an adequate reserve (in accordance with GAAP) for all material Taxes accrued but unpaid by Parent through the date of such financial statements.  Since the date of financial statements (including the related notes and schedules thereto) included (or incorporated by reference) in the Parent SEC Documents, Parent has not incurred, individually or in the aggregate, any liability for Taxes outside the ordinary course of business consistent with past practice.

(c)	Parent has not executed any waiver of any statute of limitations on, or extended the period for the assessment or collection of, any amount of Tax, in each case that has not since expired.
(d)

No material Tax Action with respect to Taxes or any Tax Return of Parent are presently in progress or have been asserted, threatened or proposed in writing and to the knowledge of Parent, no such Tax Action is being contemplated.  No deficiencies or claims for a material amount of Taxes have been claimed, proposed, assessed or asserted in writing against Parent by a Governmental Entity, other than any such claim, proposal, assessment or assertion that has been satisfied by payment in full, settled or withdrawn.

(e)

Subject to exceptions as would not be material, the Parent has timely withheld all Taxes required to have been withheld from payments made (or deemed made) to its employees, independent contractors, creditors, shareholders and other third parties and, to the extent required, such Taxes have been timely paid to the relevant Governmental Entity.

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(f)	Parent has not engaged in a “reportable transaction” as set forth in Treasury Regulations § 1.6011-4(b).
(g)

Parent (i) is not a party to or bound by, or has any liability pursuant to, any Tax sharing, allocation, indemnification or similar agreement or obligation other than any Ordinary Course Agreement; (ii) is or has been a member of a group (other than a group the common parent of which is Parent) filing a consolidated, combined, affiliated, unitary or similar income Tax Return; (iii) has any liability for the Taxes of any Person (other than Parent) pursuant to Treasury Regulations § 1.1502-6 (or any similar provision of state, local or non-United States Law) as a transferee or successor, by Contract, or otherwise by operation of Law; or (iv) is or has been treated as a resident for any income Tax purpose, or as subject to Tax by virtue of having a permanent establishment, an office or fixed place of business, in any country other than the country in which it was or is organized.

(h)

No private letter rulings, technical advice memoranda, or similar agreements or rulings have been requested, entered into or issued by any taxing authority with respect to Parent which rulings remain in effect.

(i)

Parent will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) a change in, or use of improper, method of accounting requested or initiated on or prior to the Closing Date, (ii) a “closing agreement” as described in Section 7121 of the Code (or any similar provision of Law) executed on or prior to the Closing Date, (iii) an installment sale or open transaction disposition made on or prior to the Closing Date, (iv) any prepaid amount received or deferred revenue accrued on or prior to the Closing Date, other than in respect of such amounts reflected in the balance sheet included in the financial statements (including the related notes and schedules thereto) included (or incorporated by reference) in the Parent SEC Documents, or received in the ordinary course of business since the date of such balance sheet, (v) to Parent’s knowledge, an intercompany transaction or excess loss amount described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law), or (vi) an election under Section 965 of the Code, or (vii) the application of Sections 951 or 951A of the Code with respect to income earned or recognized or payments received prior to the Closing.

(j)

No non-U.S. Subsidiary of the Parent (i) has recognized or is expected to recognize any material amount of “subpart F income” as defined in Section 952 of the Code, or (ii) has recognized or is expected to recognize any material amount of income under Section 951A of the Code. No non-U.S. Subsidiary of the Company has recognized or is expected to recognize any material amount of income from the ownership or sale of any “United States real property interest” within the meaning of Section 897 of the Code.

(k)	There are no liens for Taxes upon any of the assets of Parent other than Liens described in clause (i) of the definition of Permitted Liens.
(l)

Parent has not distributed stock of another Person or has had its stock distributed by another Person, in a transaction (or series of transactions) that was purported or intended to be governed in whole or in part by Sections 355 or 361 of the Code.

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(m)	Parent has not been a United States real property holding corporation, as defined in Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.
(n)

No material claim has been made in writing by any Governmental Entity in a jurisdiction where Parent does not currently file or has filed a Tax Return that Parent is or may be subject to taxation by such jurisdiction

(o)

There are no outstanding shares of company stock issued in connection with the performance of services (within the meaning of Section 83 of the Code) that immediately prior to the First Effective Time are subject to a substantial risk of forfeiture (as such terms are defined in Section 83 of the Code) or for which a valid election under Section 83(b) of the Code has not been made.

(p)

To Parent’s knowledge, Parent has not been, is not, and immediately prior to the First Effective Time will not be, treated as an “investment company” within the meaning of Section 368(a)(2)(F) of the Code.

(q)

Parent has not taken any action nor knows of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a transaction qualifying for the Intended Tax Treatment.

For purposes of this Section 5.15, where the context permits, each reference to Parent shall include a reference to any person for whose Taxes Parent is liable under applicable law.

Section 5.16Contracts .

(a)

Except as set forth in the Parent SEC Documents publicly available prior to the date of this Agreement, neither Parent nor any of its Subsidiaries is a party to or is bound by any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Securities Act excluding, however, any Company Plans) (all such contracts, “Parent Material Contracts”).

(b)

Each Parent Material Contract is valid and binding on Parent and any of its Subsidiaries to the extent such Subsidiary is a party thereto, as applicable, and to the knowledge of Parent, each other party thereto, and is in full force and effect and enforceable in accordance with its terms; (ii) Parent and each of its Subsidiaries, and, to the knowledge of Parent, each other party thereto, has performed all material obligations required to be performed by it under each Parent Material Contract; and (iii) there is no material default under any Parent Material Contract by Parent or any of its Subsidiaries or, to the knowledge of Parent, any other party thereto, and no event or condition has occurred that constitutes, or, after notice or lapse of time or both, would constitute, a material default on the part of Parent or any of its Subsidiaries or, to the knowledge of Parent, any other party thereto under any such Parent Material Contract, nor has Parent or any of its Subsidiaries received any notice of any such material default, event or condition.  Parent has made available to the Company true and complete copies of all Parent Material Contracts, including all amendments thereto.

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Section 5.17

Insurance (a).  Each of Parent and its Subsidiaries is covered by valid and currently effective insurance policies issued in favor of Parent or one or more of its Subsidiaries that are customary and adequate for companies of similar size in the industries and locations in which Parent operates.  Section 5.17 of the Parent Disclosure Letter sets forth, as of the date hereof, a true and complete list of all material insurance policies issued in favor of Parent or any of its Subsidiaries, or pursuant to which Parent or any of its Subsidiaries is a named insured or otherwise a beneficiary, as well as any historic incurrence-based policies still in force.  With respect to each such insurance policy, (a) such policy is in full force and effect and all premiums due thereon have been paid, (b) neither Parent nor any of its Subsidiaries is in breach or default, and has not taken any action or failed to take any action which (with or without notice or lapse of time, or both) would constitute such a breach or default, or would permit termination or modification of, any such policy and (c) to the knowledge of Parent, no insurer issuing any such policy has been declared insolvent or placed in receivership, conservatorship or liquidation.  No notice of cancellation or termination has been received with respect to any such policy, nor will any such cancellation or termination result from the consummation of the transactions contemplated hereby.

Section 5.18Properties .

(a)

Parent or one of its Subsidiaries has good and valid title to, or in the case of leased property and leased tangible assets, a valid leasehold interest in, all of its real properties and tangible assets that are necessary for Parent and its Subsidiaries to conduct their respective businesses as currently conducted, free and clear of all Liens other than Permitted Liens.  Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, the tangible personal property currently used in the operation of the business of Parent and its Subsidiaries is in good working order (reasonable wear and tear excepted).

(b)

Each of Parent and its Subsidiaries has complied with the terms of all leases to which it is a party, and all such leases are in full force and effect, except for any such noncompliance or failure to be in full force and effect that, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.  Each of Parent and its Subsidiaries enjoys peaceful and undisturbed possession under all such leases, except for any such failure to do so that, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

(c)

Section 5.18(c) of the Parent Disclosure Letter sets forth a true and complete list of (i) all real property owned by Parent or any of its Subsidiaries and (ii) all real property leased for the benefit of Parent or any of its Subsidiaries.

(d)	This Section 5.18 does not relate to intellectual property, which is the subject of Section 5.19.

Section 5.19Intellectual Property .

(a)

Section 5.19(a) of the Parent Disclosure Letter sets forth a true and complete list of all (i) material patents and patent applications; (ii) material trademark registrations and applications; and (iii) material copyright registrations and applications, in each case owned by the

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Parent and its Subsidiaries (collectively, “Parent Registered IP” ) and a true and complete list of all domain names owned or exclusively licensed by Parent and its Subsidiaries.  Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect (i) all of the Parent Registered IP is subsisting and, in the case of any Parent Registered IP that is registered or issued and to the knowledge of Parent, valid and enforceable, (ii) no Parent Registered IP is involved in any interference, reissue, derivation, reexamination, opposition, cancellation or similar proceeding and, to the knowledge of Parent, no such action is threatened with respect to any of the Parent Registered IP and (iii) Parent or its Subsidiaries own exclusively, free and clear of any and all Liens (other than Permitted Liens), all Parent Owned IP, including all Intellectual Property created on behalf of Parent or its Subsidiaries by employees or independent contractors.

(b)

Parent and its Subsidiaries have taken commercially reasonable measures to maintain the confidentiality of all information that constitutes or constituted a material Trade Secret of Parent or its Subsidiaries, including requiring all Persons having access thereto to execute written non-disclosure agreements or other binding obligations to maintain confidentiality of such information.

(c)

Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect, (i) to the knowledge of Parent, the conduct of the businesses of Parent and its Subsidiaries, including the manufacture, marketing, offering for sale, sale, importation, use or intended use or other disposal of any product as currently sold or under development by Parent or its Subsidiaries, has not infringed, misappropriated or diluted, and does not infringe, misappropriate or dilute, any Intellectual Property of any Person, (ii) neither Parent nor any of its Subsidiaries has received any written notice or claim asserting or suggesting that any such infringement, misappropriation, or dilution is or may be occurring or has or may have occurred and (iii) to the knowledge of Parent, no Person is infringing, misappropriating, or diluting in any material respect any Parent Registered IP.

(d)

Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect, (i) Parent and its Subsidiaries have taken commercially reasonable steps to protect the confidentiality and security of the computer and information technology systems used by Parent and its Subsidiaries (the “Parent IT Systems” ) and the information and transactions stored or contained therein or transmitted thereby, (ii) to the knowledge of Parent, during the past two (2) years, there has been no unauthorized or improper use, loss, access, transmittal, modification or corruption of any such information or data, and (iii) during the past two (2) years, there have been no material failures, crashes, viruses, security breaches (including any unauthorized access to any personally identifiable information), affecting the Parent IT Systems.

(e)

Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect, (i) to the knowledge of Parent, Parent and its Subsidiaries have at all times complied in all material respects with all applicable Privacy Laws, (ii) during the past two (2) years, no claims have been asserted or, to the knowledge of Parent, threatened in writing against Parent alleging a violation of any Person’s privacy or Personal Information, (iii) neither this Agreement nor the consummation of the transactions contemplated hereby will breach or otherwise violate any Privacy Laws and (iv) Parent and its Subsidiaries have taken commercially reasonable steps to protect the Personal Information collected, used or held for use by Parent or its subsidiaries against loss and unauthorized access, use, modification, disclosure or other misuse.

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(f)

To the knowledge of Parent, no government funding, facilities or resources of a university, college, other educational institution or research center or funding from third parties was used in the development of the Parent Owned IP, to the knowledge of Parent, exclusively licensed to Parent, and no Governmental Entity, university, college, other educational institution or research center has, to the knowledge of Parent, any claim or right in or to such Intellectual Property.  Except as set forth on Section 5.19(f) of the Parent Disclosure Letter, the execution, delivery and performance by Parent of this Agreement, and the consummation of the transactions contemplated hereby, will not result in the loss of, or give rise to any right of any third party to terminate or modify any of Parent’s or any Subsidiaries’ rights or obligations under any agreement under which Parent or any of its Subsidiaries grants to any Person, or any Person grants to Parent or any of its Subsidiaries, a license or right under or with respect to any Intellectual Property that is material to any of the businesses of Parent or any of its Subsidiaries.

Section 5.20

Related Party Transactions .  Since January 1, 2020 through the date of this Agreement, there have been no transactions, agreements, arrangements or understandings between Parent or any of its Subsidiaries, on the one hand, and the Affiliates of Parent, on the other hand (other than Parent’s Subsidiaries) that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act and that have not been so disclosed in the Parent SEC Documents.

Section 5.21

Certain Payments .  Neither Parent nor any of its Subsidiaries (nor, to the knowledge of the Company, any of their respective directors, executives, representatives, agents or employees) (a) has used or is using any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) has used or is using any corporate funds for any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees, (c) has violated or is violating any provision of the Anti-Bribery Laws, (d) has established or maintained, or is maintaining, any unlawful fund of corporate monies or other properties, or (e) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

Section 5.22

Brokers .  No broker, investment banker, financial advisor or other Person, other than Ladenburg Thalmann & Co., the fees and expenses of which will be paid by Parent, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.  Parent has furnished to Company a true and complete copy of any Contract between the Parent and Ladenburg Thalmann & Co. pursuant to which Ladenburg Thalmann & Co. could be entitled to any payment from the Parent relating to the transactions contemplated hereby.

Section 5.23

Opinion of Financial Advisor .  Parent Board has received the opinion of Objective Valuation, LLC, dated the date of this Agreement, to the effect that, as of such date and based upon and subject to the qualifications, limitations, assumptions and other matters set forth therein, the First Merger Consideration (which as used in such opinion means the aggregate number of shares of Parent Common Stock issuable in the Merger to holders of shares of Company Common Stock and Company Notes upon the conversion of shares of Company Common Stock and Company Notes), is fair, from a financial point of view, to Parent, a signed true and complete copy of which opinion has been or will promptly be provided to the Company.

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Section 5.24

Merger Subs .  First Merger Sub was formed solely for the purpose of engaging in the First Merger and the other transactions contemplated hereby and has engaged in no business other than in connection with the transactions contemplated by this Agreement.  Second Merger Sub was formed solely for the purpose of engaging in the Second Merger and the other transactions contemplated hereby and has engaged in no business other than in connection with the transactions contemplated by this Agreement.

Section 5.25

State Takeover Statutes .  No Takeover Laws or any similar anti-takeover provision in the Certificate of Incorporation or Bylaws of Parent applicable to Parent is, or at the First Effective Time will be, applicable to this Agreement, the Merger, the Parent Common Stock Issuance, or any of the other transactions contemplated hereby.

Section 5.26

No Other Representations or Warranties .  Except for the representations and warranties contained in, each of Parent, First Merger Sub and Second Merger Sub acknowledges and agrees that none Article IV of the Company or any other Person on behalf of the Company makes any other express or implied representation or warranty whatsoever, and specifically (but without limiting the generality of the foregoing) that none of the Company or any other Person on behalf of the Company makes any representation or warranty with respect to any projections or forecasts delivered or made available to Parent, First Merger Sub, Second Merger Sub or any of their respective Subsidiaries or Representatives of future revenues, results of operations (or any component thereof), cash flows or financial condition (or any component thereof) of the Company (including any such projections or forecasts made available to Parent, First Merger Sub, Second Merger Sub or any of their respective Subsidiaries or Representatives in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement), and none of Parent, First Merger Sub or Second Merger Sub has relied on any such information or any representation or warranty not set forth in Article IV.

Article VI
COVENANTS

Section 6.1Proxy Statement .

(a)

Within fifteen (15) days following the Signing Date, Parent shall prepare and file with the SEC a proxy statement soliciting Parent Stockholder Approval with respect to the Merger and the issuance of Parent Common Stock pursuant to the terms of this Agreement (together with any amendments thereof or supplements thereto, the “Proxy Statement” ), and such other proposals as approved by Parent Board.  Parent shall use its reasonable best efforts to (i) cause the Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC and the NYSE American and (ii) respond promptly to any comments or requests of the SEC or its staff or the NYSE American relating to the Proxy Statement and the Initial Listing Application.

(b)

Parent covenants and agrees that the Proxy Statement (and the letter to stockholders, notice of meeting and form of proxy included therewith) will (i) comply as to form in all material respects with the requirements of applicable U.S. federal securities laws and the DGCL, and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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(c)

Parent shall use commercially reasonable efforts to cause the Proxy Statement to be mailed to Parent’s stockholders as promptly as practicable after the Proxy Statement has been filed with the SEC and either (i) the SEC has indicated that it does not intend to review the Proxy Statement or that its review of the Proxy Statement has been completed or (ii) at least ten (10) days shall have passed since the Proxy Statement was filed with the SEC without receiving any correspondence from the SEC commenting upon, or indicating that it intends to review, the Proxy Statement, all in compliance with applicable U.S. federal securities laws and the DGCL.  If Parent, First Merger Sub, Second Merger Sub or the Company become aware of any event or information that, pursuant to the Securities Act or the Exchange Act, should be disclosed in an amendment or supplement to the Proxy Statement, as the case may be, then such party, as the case may be, shall promptly inform the other parties thereof and shall cooperate with such other parties with respect to Parent filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the stockholders of the Parent.

(d)

Parent shall use commercially reasonable efforts to (x) cause the shares of Parent Common Stock to be issued to holders of Company Common Stock and Company Notes pursuant to this Agreement, together with the Parent Common Stock underlying Assumed Options, to be approved for listing on the NYSE American, subject to official notice of issuance, including through the filing of an “Initial Listing Application,” and (y) receive all necessary approval for the Merger and the other transactions contemplated by this Agreement under Section 341 of the NYSE American Company Guide (the “Guide”), on or before the date of the Parent Stockholder Meeting, and shall further take such commercially reasonable actions or refrain from taking such actions as may be reasonably required to avoid a delisting action from the NYSE American, including but not limited to any delisting pursuant to Section 1003 of the Guide.

Section 6.2Stockholders’ Meeting .

(a)

Parent shall take any and all additional action necessary under applicable Law to call, give notice of and hold a meeting of the holders of Parent Common Stock to consider and vote to approve, among other matters, the Merger and the issuance of Parent Common Stock pursuant to the terms of this Agreement (collectively, the “Parent Stockholder Matters”  and such meeting, the “Parent Stockholder Meeting” ).  The Parent shall use commercially reasonable efforts to cause the Parent Stockholder Meeting to be held within sixty (60) days of the Signing Date.  Parent shall take reasonable measures to ensure that all proxies solicited in connection with the Parent Stockholder Meeting are solicited in compliance with all applicable Law. Notwithstanding anything to the contrary contained herein, if on the date of the Parent Stockholder Meeting, or a date preceding the date on which the Parent Stockholder Meeting is scheduled, Parent reasonably believes that (i) it will not receive proxies sufficient to obtain the Parent Stockholder Approval, whether or not a quorum would be present or (ii) it will not have sufficient shares of Parent Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholder Meeting, Parent may postpone or adjourn, or make one or more successive postponements or adjournments of, the Parent Stockholder Meeting as long as the date of the Parent Stockholder Meeting is not postponed or adjourned more than an aggregate of thirty (30) days in connection with any postponements or adjournments.

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(b)

Parent agrees that, subject to the Parent Board’s compliance with its fiduciary duties under applicable Law, (i) the Parent Board shall recommend that the holders of Parent Common Stock vote to approve the Parent Stockholder Matters and shall use commercially reasonable efforts to solicit such approval within the time frame set forth in Section 6.2(a) above and (ii) the Proxy Statement shall include a statement to the effect that the Parent Board recommends that Parent’s stockholders vote to approve the Parent Stockholder Matters.

(c)

If Parent does not obtain Parent Stockholder Approval with respect to the Parent Stockholder Matters at the first Parent Stockholder Meeting, Parent shall use commercially reasonable efforts to call a meeting every ninety (90) days thereafter to seek Parent Stockholder Approval with respect to the Parent Stockholder Matters until such Parent Stockholder Approval is obtained, unless this Agreement has been terminated pursuant to Section 8.1.

(d)	The Company shall use its reasonable best efforts to obtain the Company Stockholder Approval on or before October 14, 2022.

Section 6.3Indemnification, Exculpation and Insurance .

(a)

From the First Effective Time through the sixth anniversary of the date on which the First Effective Time occurs, each of Parent and the Surviving Company shall indemnify and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the First Effective Time, a director or officer of Parent or the Company, respectively (the “D&O Indemnified Parties” ), against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the D&O Indemnified Party is or was a director or officer of Parent or of the Company, whether asserted or claimed prior to, at or after the First Effective Time, in each case, to the fullest extent permitted under the DGCL and the DLLCA.  Each D&O Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Parent and the Surviving Company, jointly and severally, upon receipt by Parent or the Surviving Company from the D&O Indemnified Party of a request therefor; provided that any such person to whom expenses are advanced provides an undertaking to Parent, to the extent then required by the DGCL and the DLLCA, to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

(b)

The provisions of the certificate of incorporation and bylaws of Parent with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of Parent that are presently set forth in the certificate of incorporation and bylaws of Parent shall not be amended, modified or repealed for a period of six years from the First Effective Time in a manner that would adversely affect the rights thereunder of individuals who, at or prior to the First Effective Time, were officers or directors of Parent, unless such modification is required by applicable Law. The certificate of formation and limited liability company agreement of the Surviving Company shall contain, and Parent shall cause the certificate of formation and limited liability company agreement of the Surviving Company to so contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers as those presently set forth in the certificate of incorporation and bylaws of Parent.

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(c)

From and after the First Effective Time through the sixth anniversary of the date on which the First Effective Time occurs, (i) the Surviving Company shall fulfill and honor in all respects the obligations of the Company to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under the Company’s Organizational Documents and pursuant to any indemnification agreements between the Company and such D&O Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the First Effective Time and (ii) Parent shall fulfill and honor in all respects the obligations of Parent to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under Parent’s Organizational Documents and pursuant to any indemnification agreements between Parent and such D&O Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the First Effective Time.

(d)

From and after the First Effective Time through the sixth anniversary of the date on which the First Effective Time occurs, Parent shall maintain directors’ and officers’ liability insurance policies, with an effective date as of the Closing Date, on commercially available terms and conditions and with coverage limits customary for U.S. public companies similarly situated to Parent.

(e)

From and after the First Effective Time through the sixth anniversary of the date on which the First Effective Time occurs, Parent shall pay all expenses, including reasonable attorneys’ fees, that are incurred by the persons referred to in this Section 6.3 in connection with their enforcement of the rights provided to such persons in this Section 6.3.

(f)

The provisions of this Section 6.3 are intended to be in addition to the rights otherwise available to the current and former officers and directors of Parent and the Company by Law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties, their heirs and their Representatives.

(g)

In the event Parent or the Surviving Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Company, as the case may be, shall succeed to the obligations set forth in this Section 6.3. Parent shall cause the Surviving Company to perform all of the obligations of the Surviving Company under this Section 6.3.

Section 6.4

Section 16 Matters .  Prior to the First Effective Time, each of Parent and the Company shall take all such steps as may be necessary or appropriate to cause the acquisitions of Parent Common Stock (including derivative securities with respect to such Parent Common Stock) resulting from the transactions contemplated by this Agreement by each individual who will become subject to such reporting requirements with respect to Parent to be exempt under Rule 16b‑3 promulgated under the Exchange Act.

Section 6.5

Employee Matters .  At the First Effective Time, Parent shall assume the employment agreements or offer letters, as the case may be, for each of the employees of the Company set forth on Section 6.5 of the Company Disclosure Letter.

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Section 6.6Tax Matters .

(a)

Each of Parent and the Company will (and will cause its Affiliates to) (i) use all reasonable best efforts to cause the Merger to constitute as a transaction qualifying for the Intended Tax Treatment and (ii) not take any action or fail to take any action required hereby that could reasonably be expected to prevent or impede the Merger from qualifying as a transaction qualifying for the Intended Tax Treatment.  Parent shall not file (or cause its Affiliates, including the Company, to file) any U.S. federal, state or local Tax Return after the Closing Date in a manner that is inconsistent with the treatment of the Merger as a transaction qualifying for the Intended Tax Treatment for U.S. federal, state income and other relevant Tax purposes, and shall not take any inconsistent position during the course of any audit, litigation or other proceeding with respect to Taxes, in each case, unless otherwise required by a determination within the meaning of Section 1313(a) of the Code.

(b)

All transfer, documentary, sales, use, stamp, registration, excise, recording, registration value added and other such similar Taxes and fees (including any penalties and interest) that become payable in connection with or by reason of the execution of this Agreement and the transactions contemplated hereby shall be borne and paid by the Company.  Unless otherwise required by applicable law, the Company shall timely file any Tax Return or other document with respect to such Taxes or fees (and the Company shall reasonably cooperate with respect thereto as necessary).

(c)

On the Closing Date, the Company shall provide Parent with a certificate on behalf of the Company, prepared in a manner consistent and in accordance with the requirements of Treasury Regulations § 1.897-2(g), (h) and 1.1445-2(c)(3), certifying that no interest in the Company is, or has been during the relevant period specified in Section 897(c)(1)(A)(ii) of the Code, a “U.S. real property interest” within the meaning of Section 897(c) of the Code, and a form of notice to the Internal Revenue Service prepared in accordance with the provisions of Treasury Regulations § 1.897-2(h)(2).

Section 6.7

Joint Stockholder Information Statement/Private Placement Memorandum . Promptly after the date that Company Stockholder Approval has been obtained, and no later than the earlier of (x) 48 hours prior to the Closing, or (y) 10 days following the date that Company Stockholder Approval has been obtained, the Company and Parent shall jointly prepare, and the Company shall deliver, a joint stockholder information statement/private placement memorandum (the “PPM/Joint Information Statement”) to the Company stockholders and holders of Company Notes for purposes of (i) with respect to the Company stockholders, notifying such Company stockholders as required pursuant to Section 228(e) of the DGCL that the Company stockholders have acted by written consent in lieu of a meeting and the Company Stockholder Approval is effective and that any Company stockholder who has not signed such written consent has appraisal rights pursuant to Section 262(d)(2) of the DGCL, and (ii) serving as Parent’s private placement memorandum with respect to its issuance of Parent Common Stock in the Merger.

Section 6.8

Calculation of Net Cash .  No later than the close of business on the last Business Day prior to the Closing Date, Parent will deliver to the Company a schedule (the “Net Cash Schedule”) setting forth, in reasonable detail, Parent’s good faith, estimated calculation of Net Cash, including each component thereof (the “Net Cash Calculation”) as of the close of

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business on the last Business Day prior to the Closing Date (the “Parent Closing Net Cash”) prepared and certified by Parent’s principal financial or accounting officer. Parent shall make available to the Company (electronically), as requested by the Company, the work papers and back-up materials used or useful in preparing the Net Cash Schedule and, if reasonably requested by the Company, Parent’s accountants and counsel at reasonable times and upon reasonable notice.

Section 6.9

Obligations of Merger Subs .  Parent will take all action necessary to cause Merger Subs to (a) perform their respective obligations under this Agreement and (b) to consummate the Merger on the terms and conditions set forth in this Agreement.

Section 6.10Registration of Parent Common Stock . Parent shall use commercially reasonable efforts to file a registration statement covering the resale of the shares of Parent Common Stock issued pursuant to this Agreement, or issuable upon the exercise of the Assumed Options, no later than sixty (60) days following the Closing Date and cause the registration statement to become effective no later than ninety (90) days after the filing of such registration statement. Subject to customary rights to suspend or delay sales from time to time in order to update the registration statement and prospectus to correct what might otherwise constitute a material development, material misstatement or omission therefrom, Parent will use its reasonable best efforts to keep such registration statement effective until the date by which all such shares have been sold.

Section 6.11Conduct of Company Business . During the period from the Signing Date and continuing until the earlier of the Closing and termination of this Agreement pursuant to its terms or the First Effective Time (the “Pre-Closing Period”), Company agrees, except: (i) to the extent that Parent consents in writing (such consent not to be unreasonably withheld, conditioned or delayed), (ii) as set forth on Section 6.11 of the Company Disclosure Letter, or (iii) as expressly permitted by this Agreement or by applicable Laws, to carry on its business in accordance with good commercial practice and in substantially the same manner as heretofore conducted, to pay its debts and Taxes when due subject to good faith disputes over such debts or Taxes, to pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to preserve intact its present business organization, keep available the services of its present officers and key employees and preserve its relationships with key customers, suppliers, distributors, licensors, licensees, and others with which it has business dealings. In addition, without limiting the foregoing, other than as expressly contemplated by this Agreement, without obtaining the written consent of Parent, which shall not be unreasonably withheld, conditioned or delayed (and in which event, if Parent has not objected in writing to any request for consent within three (3) calendar days of its receipt thereof, such consent shall be deemed irrevocably granted), Company will not, and will not permit its Subsidiaries to, do any of the following:

(a)amend or otherwise change its certificate of incorporation or bylaws, or otherwise alter its corporate structure through merger, liquidation, reorganization or otherwise;

(b)issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest), except (i) for

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equity awards to Company employees, officers or directors pursuant to the Company Option Plan, (ii) for the issuance of shares of Company Common Stock issuable pursuant to employee stock options under the Company Option Plan, which options are outstanding on the date hereof, and (iii) as contemplated pursuant to the terms and conditions of the Debt Settlement Agreements;

(c)redeem, repurchase or otherwise acquire, directly or indirectly, any shares of Company Common Stock (other than pursuant a repurchase right in favor of the Company with respect to unvested shares at no more than cost);

(d)incur any Indebtedness or sell any debt securities or guarantee any debt securities or other obligations of others or sell, pledge, dispose of or create any Liens over any assets (except (i) for sales of assets in the ordinary course of business and in a manner consistent with past practice, (ii) for dispositions of obsolete or worthless assets, or (iii) Permitted Liens);

(e)(i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of the Company Common Stock or Company Notes, (ii) split, combine or reclassify any of the Company Common Stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) amend the terms of, repurchase, redeem or otherwise acquire, any of its securities or propose to do any of the foregoing;

(f)sell, assign, transfer, license, sublicense or otherwise dispose of any Company Registered IP or rights thereto (other than non-exclusive licenses in the ordinary course of business consistent with past practice);

(g)except as contemplated pursuant to the terms and conditions of the Debt Settlement Agreements or as contemplated pursuant to Section 6.11(b), (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any other material property or assets; (ii) enter into or amend any material terms of any Company Contract or grant any release or relinquishment of any material rights under any Company Contract, with new material obligations or losses of material rights (with written notice provided by the Company to Parent prior to amending or entering into any such Company Contract with new material obligations or losses of material rights); (iii) authorize any material capital expenditures or material purchase of fixed assets; or (iv) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 6.11(g);

(h)forgive any loans to any Person, including its employees, officers, directors or Affiliates;

(i)take any action, other than as required by applicable Laws or GAAP, to change accounting policies or procedures;

(j)make or change any material Tax election inconsistent with past practices, adopt or change any Tax accounting method, or settle or compromise any material federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations for any assessment of any Tax;

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(k)pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice;

(l)enter into any material partnership arrangements, joint development agreements or strategic alliances;

(m)initiate any Action or settle or agree to settle any Action where the Company is claiming, or would be reasonably likely to receive or become obligated for a liability, of more than $100,000 individually; or

(n)take, or agree in writing or otherwise to take, any of the actions described in Sections 6.11(a) through (m) above.

Section 6.12Conduct of Parent Business . During the Pre-Closing Period, Parent agrees, except: (i) to the extent that Company consents in writing (such consent not to be unreasonably withheld, conditioned or delayed), (ii) as set forth on Section 6.12 of the Parent Disclosure Letter, or (iii) as expressly permitted by this Agreement or by applicable Laws, to carry on its business in accordance with good commercial practice and in substantially the same manner as heretofore conducted, to pay its debts and Taxes when due subject to good faith disputes over such debts or Taxes, to pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to preserve intact its present business organization, preserve its relationships with key customers, suppliers, distributors, licensors, licensees and others with which it has business dealings. In addition, without limiting the foregoing, other than as expressly contemplated by this Agreement, without obtaining the written consent of Company, which shall not be unreasonably withheld, conditioned or delayed (and in which event, if Company has not objected in writing to any request for consent within three (3) calendar days of its receipt thereof, such consent shall be deemed irrevocably granted), Parent will not, and will not permit its Subsidiaries to, do any of the following:

(a)amend or otherwise change its certificate of incorporation or bylaws, or otherwise alter its corporate structure through merger, liquidation, reorganization or otherwise, or form any subsidiary, except pursuant to the Reverse Stock Split Proposal, as such term is defined and described in the proxy statement filed with the SEC by Parent on August 29, 2022 (the “Reverse Stock Split Proposal”);

(b)issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest), other than (i) equity awards to Parent employees, officers or directors pursuant to the Parent Plans, (ii) the issuance of shares of Parent Common Stock issuable pursuant to employee stock options under the Parent Plans or pursuant to currently outstanding warrants or other rights to convert into or exercise for shares of Parent Common Stock, as the case may be, which options, warrants or rights, as the case may be, are outstanding on the date hereof, or (iii) the issuance of shares of Parent Common Stock and/or securities convertible or exercisable into shares of Parent Common Stock in connection with a Parent Financing;

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(c)redeem, repurchase or otherwise acquire, directly or indirectly, any shares of Parent Common Stock;

(d)incur any Indebtedness or sell, pledge, dispose of or create any Liens over any assets (except (i) for sales of assets in the ordinary course of business and in a manner consistent with past practice, (ii) for dispositions of obsolete or worthless assets, or (iii) Permitted Liens);

(e)accelerate, amend or change the period (or permit any acceleration, amendment or change) of exercisability of options or warrants or authorize cash payments in exchange for any options, except as may be required under any Parent Plans, Contract, this Agreement or applicable Laws;

(f)(i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any Parent Common Stock, except that a wholly owned Subsidiary may declare and pay a dividend to Parent, (ii) split, combine or reclassify any Parent Common Stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of Parent Common Stock or (iii) amend the terms of, repurchase, redeem or otherwise acquire, or permit any Subsidiary to repurchase, redeem or otherwise acquire, any of its securities or any securities of its Subsidiaries, or propose to do any of the foregoing;

(g)sell, assign, transfer, license, sublicense or otherwise dispose of any Parent Registered IP or rights thereto (other than non-exclusive licenses in the ordinary course of business consistent with past practice);

(h)(i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any other material property or assets; (ii) enter into or amend any material terms of any Parent Contract or grant any release or relinquishment of any material rights under any Parent Contract, with new material obligations or losses of material rights; (iii) authorize any material capital expenditures or material purchase of fixed assets; or (iv) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 6.12(h);

(i)forgive any loans to any Person, including its employees, officers, directors or Affiliates;

(j)(i) increase the wages, salary, commissions, fringe benefits or other compensation or remuneration payable or to become payable to its directors, officers, employees or consultants; (ii) grant any severance pay, termination pay, or change of control payments to any director, officer, employee or consultant, or amend any employment or severance agreement with any director, officer, employee or consultant;

(k)hire or terminate any directors or officers;

(l)take any action, other than as required by applicable Laws or GAAP, to change accounting policies or procedures;

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(m)make or change any material Tax election inconsistent with past practices, adopt or change any Tax accounting method, or settle or compromise any material federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations for any assessment of any Tax;

(n)pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice;

(o)enter into any material partnership arrangements, joint development agreements or strategic alliances;

(p)modify Parent’s customary accounting or treatment of, any receivables outside the ordinary course of business consistent with past practice,

(q)initiate any Action or settle or agree to settle any Action where Parent is claiming, or would be reasonably likely to receive or become obligated for a liability, of more than $100,000 individually (other than as contemplated by Section 7.1(d));

(r)after the Net Cash Calculation is finalized pursuant to Section 6.8, dispose of any assets or otherwise take any actions other than in the ordinary course of business consistent with past practice so as to cause the final Net Cash Calculation to differ materially from actual Parent Closing Net Cash;

(s)take any action that would cause the representation in Section 5.6(j) to become inaccurate; or

(t)take, or agree in writing or otherwise to take, any of the actions described in Sections 6.12(a) through 6.12(s) above.

Section 6.13Additional Covenants of Parent .  During the Pre-Closing Period, Parent agrees in good faith to:

(a)comply with the terms of the Corporate Integrity Agreement between the Office of Inspector General of the Department of Health and Human Services and Parent, dated December 21, 2020 (the “Corporate Integrity Agreement”); and obtain, pursuant to the Successor Liability provisions in Section IV of the Corporate Integrity Agreement, a letter agreement (the “HHS Confirmation”) from the Office of Inspector General of the Department of Health and Human Services notifying Parent that the Surviving Company will not be subject to the requirements of the Corporate Integrity Agreement; and

(b)comply with the terms of the Settlement Agreement between the Department of Justice and Parent, dated December 28, 2020 (the “DOJ Settlement Agreement”), regarding the investigations and a related civil action concerning Parent’s marketing of the DABRA laser system and DABRA-related remuneration to certain physicians, as disclosed in the Parent SEC Documents, including the provisions applicable to a Change in Control Transaction, as such term is defined in the DOJ Settlement Agreement.

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Section 6.14Reasonable Best Efforts Covenant to Obtain Financing and Deliver Net Cash .  Parent and the Merger Subs covenant to use their reasonable best efforts to pursue and consummate one or more financings with respect to Parent and/or take such additional steps as shall be necessary to enable Parent to deliver Parent Closing Net Cash equal to or greater than $8,000,000, to the extent not inconsistent with applicable fiduciary duties.

Article VII
CONDITIONS TO CLOSING

Section 7.1

Conditions to Each Party’s Obligation to Effect the Merger .  The obligation of each party to effect the Merger and otherwise consummate the transactions contemplated by this Agreement at the Closing is subject to the satisfaction at or prior to the First Effective Time of the following conditions:

(a)

No Injunctions or Legal Restraints; Illegality.  No temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition shall be in effect, and no Law shall have been enacted, entered, promulgated, enforced or deemed applicable by any Governmental Entity that, in any such case, prohibits or makes illegal the consummation of the Merger and the transactions contemplated by this Agreement.

(b)

Exchange Agent Agreement.  As of the Closing Date, Parent shall have entered into an exchange agent agreement with the Exchange Agent pertaining to the exchange of shares of Company Common Stock for shares of Parent Common Stock as contemplated hereby, including a form of letter of transmittal, in form and substance satisfactory to the Company.

(c)	Corporate Integrity Agreement. As of the Closing Date, the HHS Confirmation shall continue to be in effect.
(d)	Parent Cash. Parent shall have satisfied its Transaction Expenses and Parent has, as set forth in the Net Cash Schedule, Parent Closing Net Cash greater than $8,000,000.
(e)

Parent Board of Directors.  The number of directors that comprise the full Board of Directors of Parent shall be five (5) and David Jenkins shall be appointed to the Board of Directors of Parent as the Executive Chairman, in each case effective as of the First Effective Time.

(f)

Executive Chairman Agreement.  As of the Closing Date, Parent shall have entered into an agreement with David Jenkins with respect to his appointment to the Board of Directors of Parent, in form and substance satisfactory to David Jenkins (the “Executive Chairman Agreement”), pursuant to which Parent shall agree to provide David Jenkins with an annual salary of $300,000, among other things.

(g)

Price of Parent Common Stock.  As of the Closing Date, each of the following shall be equal to or greater than $0.09 (as adjusted for the Reverse Stock Split (as such term is defined and described in the proxy statement filed with the SEC by Parent on August 29, 2022)): (x) the last closing sale price per share for Parent Common Stock prior to 4:00 p.m. (New York City time) on the last Trading Day prior to the Closing Date, as reported by Bloomberg; and

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(y) the average of the last closing sale price per share for Parent Common Stock prior to 4:00 p.m. (New York City time) on each of the five (5) consecutive full Trading Days ending on the last Trading Day immediately prior to such Closing Date.

(h)

NYSE American Matters.  As of the Closing Date, Parent shall have not received any correspondence from NYSE American or the staff thereof relating to the delisting or maintenance of listing of the Parent Common Stock on NYSE American, other than the letter dated August 31, 2022, and Company shall have received assurance in form and substance satisfactory to it that the Merger or the transactions contemplated by this Agreement will not cause Parent to be delisted from NYSE American.

(i)	Debt Settlement Agreements. As of the Closing Date, the Company shall have entered into a Debt Settlement Agreement with each of the holders of the Company Notes set forth on Schedule I hereto.
(j)

Lock-Up Agreements.  As of the Closing Date, each of the Persons listed on Section A of the Company Disclosure Letter and Section B of the Parent Disclosure Letter shall have executed and delivered a Lock-Up Agreement to the Company and Parent, respectively.

(k)

Litigation Matters.  As of the Closing Date, all threatened or pending litigation against or involving the Parent or Merger Subs shall have been addressed in a manner, and/or shall be in a litigation posture, that is acceptable to the Company.

(l)

Real Estate Matters.  As of the Closing Date, the Parent shall have sublet or terminated the Standard Industrial/Commercial Single-Tenant Lease-Gross, dated November 24, 1987, between the Parent and Lloyd Wells Gift Trust, with respect to the Parent’s corporate headquarters and manufacturing facility in Carlsbad, California (the “Lease Modification”).

(m)	Company Stockholder Approval. The Company shall have obtained the Company Stockholder Approval.
(n)

Delivery of PPM/Joint Information Statement.  The Company shall have delivered the PPM/Joint Information Statement to the Company stockholders and holders of Company Notes in accordance with Section 6.7.

(o)

Representations and Warranties of Parent.  The representations and warranties of the Parent set forth in this Agreement shall be true and correct as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date), in each case, except where the failure to be true and correct, individually or in the aggregate, has not had, and is not reasonably likely to have a Parent Material Adverse Effect; and the Company shall have received a certificate signed on behalf of the Parent by the chief executive officer of the Parent to such effect (the “Parent Bring-Down Certificate”).

(p)

Representations and Warranties of Company.  The representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (except to the

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extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date), in each case, except where the failure to be true and correct, individually or in the aggregate, has not had, and is not reasonably likely to have a Material Adverse Effect; and the Parent shall have received a certificate signed on behalf of the Company by the chief executive officer of the Company to such effect (the “Company Bring-Down Certificate”).

(q)

Change in Control Payment and Release Agreements.  As of the Closing Date, the Parent shall have entered into a Change in Control Payment and Release Agreement with each individual associated with the McGuire Payment, the Folk Payment, the Memmolo Payment and the Sessions Payment, respectively, in form and substance satisfactory to the Company (collectively, the “Payment and Release Agreements”).

Section 7.2

Closing Deliveries of the Company .  The obligations of Parent and Merger Subs to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to Parent receiving the following documents, each of which shall be in full force and effect, or the written waiver by Parent of delivery:

(a)	the Company Stockholder Approval certified by the Chief Executive Officer of the Company;
(b)	the Company Lock-Up Agreements;
(c)	Debt Settlement Agreements with respect to each of the Company Notes; and
(d)	The Company Bring-Down Certificate.
Section 7.3

Closing Deliveries of Parent .  The obligations of the Company to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the Company receiving the following documents, each of which shall be in full force and effect, or the written waiver by the Company of delivery:

(a)	the Parent Lock-Up Agreements;
(b)	the Parent Support Agreements;
(c)	the HHS Confirmation;
(d)	the Executive Chairman Agreement;
(e)	the Lease Modification;
(f)	the Payment and Release Agreements;
(g)	(x) the Net Cash Schedule and (y) the Parent Closing Net Cash in excess of $8,000,000; and
(h)	the Parent Bring-Down Certificate.

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Article VIII

TERMINATION

Section 8.1Termination .  This Agreement may be terminated at any time prior to the Closing:

(a)	by the mutual written consent of Parent and the Company;
(b)

by either Parent or the Company, by written notice from such party to the other party, if the Closing shall not have occurred by December 31, 2022; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to such party if the failure of such party to fulfill any of its obligations under this Agreement shall have been the principal cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date and such failure constitutes a breach of this Agreement by such party;

(c)

by the Company, by written notice from the Company to Parent, if: (i) the conditions set forth in Article VII are not capable of being satisfied or (ii) Parent, First Merger Sub or Second Merger Sub shall have breached any of the representations or warranties set forth in Article V or the covenants set forth in Article VI, and in the case of clause (ii), such breach is incapable of being cured or, if capable of being cured, is not cured by Parent, First Merger Sub or Second Merger Sub prior to the earlier of: (x) ten (10) days after receipt of written notice thereof from the Company or (y) the date of the Parent Stockholder Meeting;

(d)

by Parent, by written notice from Parent to the Company, if: the Company shall have breached any of the representations or warranties set forth in Article IV or the covenants set forth in Article VI, and such breach is incapable of being cured or, if capable of being cured, is not cured by the Company prior to the earlier of: (x) ten (10) days after receipt of written notice thereof from Parent or (y) the date of the Parent Stockholder Meeting; or

(e)

by Parent, by written notice from Parent to the Company, or the Company, by written notice from the Company to Parent, if: (i) any Governmental Entity shall have issued a judgment, order, decree or taken any other Action permanently restraining, enjoining or otherwise prohibiting the Merger or the transactions contemplated by this Agreement and such judgment, order, decree or Action shall have become final and non-appealable; or (ii) any Law shall have been enacted, issued or promulgated which has the effect of making consummation of the Merger or the transactions contemplated by this Agreement illegal or otherwise prohibits consummation of the Merger or the transactions contemplated by this Agreement.

Section 8.2Effect of Termination . If this Agreement is terminated pursuant to this Section 8.1, this Agreement shall forthwith become null and void and have no further effect, and there shall be no liability or obligation on the part of Parent, Merger Subs, the Company, any of their respective Affiliates, or any of their respective officers, directors, equityholders, managers or partners, and all rights and obligations of the parties hereunder shall cease; provided, however, that notwithstanding the foregoing: (a) the provisions of (i) the Confidentiality Agreement dated June 15, 2022 by and between Parent and the Company (“Confidentiality Agreement”) and (ii) this Section 8.2 and Article IX (excluding Section 9.13) shall survive the termination of this Agreement and shall continue in full force and effect in accordance with their terms; and (b) nothing herein

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shall relieve any party hereto from liability for damages incurred or suffered by any other party hereto as a result of any knowing and willful misrepresentations by such party, or knowing and willful breach by such party of any of its covenants or other agreements set forth in this Agreement prior to the time of such termination.

Article IX

GENERAL PROVISIONS

Section 9.1

Non-survival of Representations and Warranties .  None of the representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the First Effective Time, other than those covenants or agreements of the parties which by their terms apply, or are to be performed in whole or in part, after the First Effective Time.

Section 9.2

Amendment or Supplement .  This Agreement may be amended, modified or supplemented by the parties by action taken or authorized by their respective Boards of Directors at any time, whether before or after Company Stockholder Approval or the Parent Stockholder Approval has been obtained; provided, however, that after the Company Stockholder Approval or the Parent Stockholder Approval has been obtained, no amendment shall be made that pursuant to applicable Law requires further approval or adoption by the stockholders of the Company or Parent, as applicable, without such further approval or adoption.  This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.

Section 9.3

Waiver .  The parties may, by action taken or authorized by their respective Boards of Directors, to the extent permitted by applicable Law, waive compliance with any of the agreements or conditions of the other parties contained herein; provided, however, that after the Company Stockholder Approval or the Parent Stockholder Approval has been obtained, no waiver may be made that pursuant to applicable Law requires further approval or adoption by the stockholders of the Company or Parent, as applicable, without such further approval or adoption.  Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party.  No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

Section 9.4

Fees and Expenses .  Except as otherwise set forth in this Agreement, all fees and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated hereby shall be paid by the party incurring such fees or expenses.

Section 9.5	Notices . All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by

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e‑mail, upon written confirmation of receipt by e‑mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)if to Parent, Merger Subs or the Surviving Company, to:

Ra Medical Systems, Inc. 2070 Las Palmas Drive Carlsbad, California 92011 Attention:	Jonathan Will McGuire E-mail: wmcguire@ramed.com

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.
12235 El Camino Real
San Diego, California 92130
Attention:      Martin J. Waters

Eric Y. Hsu E-mail: mwaters@wsgr.com
ehsu@wsgr.com

(ii)if to Company, to:

Catheter Precision, Inc.

500 International Drive

Mt. Olive, New Jersey Attention:	David A. Jenkins E-mail:djenkins@catheterprecision.com

Sean P. Fogarty

with a copy (which shall not constitute notice) to:

Arnall Golden Gregory LLP
171 17th Street NW, Suite 2100
Atlanta, Georgia 30363
Attention: Sean P. Fogarty

E-mail:	sean.fogarty@agg.com

Section 9.6Certain Definitions .  For purposes of this Agreement:

(a)	“Affiliate” of any Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person;

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(b)	“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or required by applicable Law to be closed;
(c)

“Cash and Cash Equivalents” means all: (a) cash and cash equivalents (i.e., short-term, highly liquid investments that are readily convertible to known amounts of cash and which (i) are subject to an insignificant risk of changes in value, and (ii) have a short maturity of three (3) months or less from the date of acquisition (with equity investments excluded from the definition of “cash equivalents”); and (b) marketable securities, in each case determined in accordance with GAAP, excluding any equity investments.

(d)	“Company Owned IP” means all Intellectual Property owned by the Company or any of its Subsidiaries in whole or in part.
(e)

“control”  (including the terms “controlled,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(f)

“Indebtedness”  means, with respect to any Person, (i) all obligations of such Person for borrowed money, or with respect to unearned advances of any kind to such Person, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all capitalized lease obligations of such Person, (iv) all obligations of such Person under installment sale contracts, (v) all guarantees and arrangements having the economic effect of a guarantee of such Person of any Indebtedness of any other Person, (vi) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position of others or to purchase the obligations of others and (vii) all defined benefit pension, multiemployer pension, post-retirement health and welfare benefit, accrued annual or other bonus obligations, any unpaid severance liabilities currently being paid or payable in respect of employees and service providers of the Company or any of its Subsidiaries who terminated employment or whose services to the Company or any of its Subsidiaries have ceased (as applicable) prior to the Closing and deferred compensation liabilities of the Company or any of its Subsidiaries, together, in each case, with any associated employer payroll taxes.

(g)

“Intellectual Property”   means all intellectual property rights of any kind or nature in any jurisdiction throughout the world, including all of the following to the extent protected by applicable law: (i) trademarks or service marks (whether registered or unregistered), trade names, domain names, social media user names, social media addresses, logos, slogans, and trade dress, including applications to register any of the foregoing, together with the goodwill symbolized by any of the foregoing; (ii) patents, utility models and any similar or equivalent statutory rights with respect to the protection of inventions, and all applications for any of the foregoing, together with all re-issuances, continuations, continuations-in-part, divisionals, revisions, extensions and reexaminations thereof; (iii) copyrights (registered and unregistered) and applications for registration; (iv) trade secrets and customer lists, in each case to the extent any of the foregoing derives economic value (actual or potential) from not being generally known to other Persons who can obtain economic value from its disclosure or use, and other confidential information (“Trade Secrets”); and (v) any other proprietary or intellectual property rights of any kind or nature.

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(h)

“knowledge”  of any party means (i) the actual knowledge of any executive officer of such party or other officer having primary responsibility for the relevant matter or (ii) any fact or matter which any such officer of such party could be expected to discover or otherwise become aware of in the course of conducting a reasonably comprehensive investigation, consistent with such officer’s title and responsibilities, concerning the existence of the relevant matter.

(i)	“NYSE American” means NYSE American LLC.
(j)

“Net Cash” means the amount, whether positive or negative, without duplication, (i) of Parent’s Cash and Cash Equivalents determined, to the extent in accordance with GAAP, in a manner consistent with the manner in which such items were historically determined and in accordance with the financial statements (including any related notes) contained or incorporated by reference in the Parent SEC Documents and the Parent Balance Sheet, minus (ii) the sum of Parent’s consolidated short-term and long-term contractual obligations payable in cash accrued at the Closing Date (but excluding deferred revenue), minus (iii) fees and expenses of Parent incurred in connection with the transactions contemplated hereby, including for the avoidance of doubt, Transaction Expenses, to the extent unpaid as of the Closing, minus (iv) to the extent payable in cash at Closing, any and all liabilities of Parent whatsoever, including, but not limited to: (I) to any current or former Parent or any of its Subsidiaries officer, director, employee, consultant or independent contractor (including the McGuire Payment, the Folk Payment, the Memmolo Payment, the Sessions Payment, change of control payments, retention payments, severance and other employee-, consultant- or independent contractor-related termination costs, or other payments), or (II) pursuant to any Parent Plan, including deferred compensation accrued but unpaid bonuses and accrued but unpaid vacation or paid time off (including related employer employment taxes on all the foregoing), plus (vi) all prepaid expenses set forth on Section 9.6(j) of the Parent Disclosure Letter, plus (vii) any net proceeds, calculated, to the extent in accordance with GAAP, in a manner consistent with the Parent’s accounting practices, from the sale or license of Parent’s legacy assets, technology and intellectual property, as set forth on Section 9.6(j) of the Parent Disclosure Letter, minus (viii) the aggregate costs associated with obtaining the “D&O tail policy” pursuant to Section 6.3(d) hereof, minus (ix) any cash Tax liability in respect of accrued and unpaid Taxes of Parent and its Subsidiaries for the Tax periods (or pre-Closing portions thereof) ending on December 31, 2020 and December 31, 2021, in each case, taking into account overpayments, refunds, and credits, as applicable.

(k)	“Parent Balance Sheet” means the audited balance sheet of Parent as of December 31, 2021, included in Parent’s Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC.
(l)	“Parent Owned IP” means all Intellectual Property owned by Parent or any of its Subsidiaries in whole or in part;
(m)	“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Entity;
(n)	“Representative” means a party’s directors, officers, employees, investment bankers, financial advisors, attorneys, accountants or other advisors, agents or representatives.

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(o)	“SEC” means the Securities and Exchange Commission.
(p)

“Subsidiary”  means, with respect to any Person, any other Person of which stock or other equity interests having ordinary voting power to elect more than 50% of the board of directors or other governing body are owned, directly or indirectly, by such first Person;

(q)

“Tax Return”  means any return, declaration, report, certificate, bill, election, claim for refund, information return, statement or other written information and any other document filed or supplied or required to be filed or supplied to any Governmental Entity or any other Person with respect to Taxes, including any schedule, attachment or supplement thereto, and including any amendment thereof; and

(r)

“Taxes”  (i) means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, stock, ad valorem, transfer, transaction, franchise, profits, gains, registration, license, wages, lease, service, service use, employee and other withholding, social security, unemployment, welfare, disability, payroll, employment, excise, severance, stamp, occupation, workers’ compensation, premium, real property, personal property, escheat or unclaimed property, windfall profits, net worth, capital, value-added, alternative or add-on minimum, customs duties, estimated and other taxes, fees, assessments, charges or levies of any kind whatsoever (whether imposed directly or through withholding and including taxes of any third party in respect of which a Person may have a duty to collect or withhold and remit and any amounts resulting from the failure to file any Tax Return), whether disputed or not, together with any interest and any penalties, additions to tax or additional amounts with respect thereto.

(s)

“Transaction Expenses” means the aggregate amount (without duplication) of all costs, fees and expenses incurred by Parent or any of its Subsidiaries (including Merger Subs), or for which Parent or any of its Subsidiaries are or may become liable in connection with the transactions contemplated hereby and the negotiation, preparation and execution of this Agreement or any other agreement, document, instrument, filing, certificate, schedule, exhibit, letter or other document prepared or executed in connection with the transactions contemplated hereby, including (a) any fees and expenses of legal counsel and accountants, the maximum amount of fees and expenses payable to financial advisors, investment bankers (including Ladenburg Thalmann & Co.), brokers, consultants, tax advisors, transfer agents, proxy solicitor and other advisors of Parent and (b) any bonus, retention payments, severance, change-in-control payments or similar payment obligations (including payments with “single-trigger” provisions triggered at and as of the consummation of the transactions contemplated hereby) that become due or payable to any director, officer, employee or consultant in connection with the consummation of the transactions contemplated hereby, including any amounts paid or payable to (i) Jonathan Will McGuire as a result of the Merger, including pursuant to his Change in Control and Severance Agreement, dated March 30, 2022, or his Offer Letter dated March 6, 2022, together with any payroll Taxes associated therewith (the “McGuire Payment”), (ii) Chris Folk as a result of the Merger, including pursuant to his Change in Control and Severance Agreement, dated January 13, 2020, together with any payroll Taxes associated therewith (the “Folk Payment”), (iii) Al Memmolo as a result of the Merger, including pursuant to his Change in Control and Severance Agreement, dated January 2, 2020, together with any payroll Taxes associated therewith (the “Memmolo Payment”), and (iv) Maria Sessions as a result of the Merger, including pursuant to her Change in Control and Severance Agreement, dated March 15, 2021, together with any payroll

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Taxes associated therewith (the “Sessions Payment”); provided, however, that Transaction Expenses shall specifically exclude the value of any settlement or judgment that is awarded post-Closing relating to stockholder litigation arising out of or in connection with the transactions contemplated by this Agreement; provided, further, that Transaction Expenses shall specifically include any amounts paid or payable by Parent pursuant to the DOJ Settlement Agreement as a result of the Merger.

Section 9.7

Interpretation .  When a reference is made in this Agreement to a Section, Article, Exhibit or Schedule such reference shall be to a Section, Article, Exhibit or Schedule of this Agreement unless otherwise indicated.  The table of contents and headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  All words used in this Agreement will be construed to be of such gender or number as the circumstances require.  Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement.  All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein.  The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement.  The term “or” is not exclusive.  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  References to days mean calendar days unless otherwise specified.

Section 9.8

Entire Agreement .  This Agreement (including the Exhibits hereto), the Company Disclosure Letter, the Parent Disclosure Letter and the Confidentiality Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.

Section 9.9No Third Party Beneficiaries .

(a)

Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement, except as provided in Section 6.3.

(b)

The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto.  Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 9.3 without notice or liability to any other Person.  In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto.  Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

Section 9.10	Governing Law . This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by,

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and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

Section 9.11

Submission to Jurisdiction .  Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court.  Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby.  Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein.  Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient.  Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 9.12

Assignment; Successors .  Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 9.13

Specific Performance .  The parties agree that irreparable damage would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its terms or otherwise breach such provisions.  Accordingly, the parties acknowledge and agree that each party shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then in any federal court located in the State of Delaware or any other Delaware state court, this being in addition to any other remedy to which such party is entitled at law or in equity.  Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law

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would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.
Section 9.14	Currency . All references to “dollars” or “$” or “US$” in this Agreement refer to United States dollars, which is the currency used for all purposes in this Agreement.
Section 9.15

Severability .  Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 9.16

Waiver of Jury Trial .  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.17

Counterparts .  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

Section 9.18	Facsimile or .pdf Signature . This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.
Section 9.19

No Presumption Against Drafting Party .  Each of Parent, the Merger Subs and the Company acknowledges that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement.  Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

By:	/s/ Jonathan Will McGuire
Name: Jonathan Will McGuire
Title: Chief Executive Officer

RAPID MERGER SUB 1, INC.

By:	/s/ Jonathan Will McGuire
Name: Jonathan Will McGuire
Title: Chief Executive Officer

RAPID MERGER SUB 2, LLC.

By:	Ra Medical Systems, Inc.
Its:	Sole Member

By:	/s/ Jonathan Will McGuire
Name: Jonathan Will McGuire
Title: Chief Executive Officer

CATHETER PRECISION, INC.

By:	/s/ David A. Jenkins
Name: David A. Jenkins
Title: President, Chief Executive Officer and Chairman of the Board of Directors

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A

FORM OF PARENT SUPPORT AGREEMENT

(See attached.)

EXHIBIT B

FORM OF LOCK-UP AGREEMENT

(See attached.)

EXHIBIT C

CALCULATION OF EXCHANGE RATIO

(See attached.)

EXHIBIT D

FORM OF DEBT SETTLEMENT AGREEMENT

(See attached.)

SCHEDULE I

CONVERTIBLE PROMISSORY NOTES

Noteholder:	Principal as of June 30, 2022:
Fatboy Capital L.P.	$20,455,000
David A. Jenkins	4,685,000
Daniel C. Stanzione, Sr. Irrevocable Trust Dated December 31, 2007	75,000
[REDACTED]	250,000
TOTAL:	$25,465,000

Exhibit 10.1

RA MEDICAL SYSTEMS, INC.

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”), dated as of September 9, 2022, is made by and among Ra Medical Systems, Inc., a Delaware corporation (“Parent”), Catheter Precision, Inc, a Delaware corporation (the “Company”), and the undersigned holder (“Stockholder”) of shares of capital stock of Parent (the “Shares”) or Parent Equity Rights (defined below).

WHEREAS, Parent, Rapid Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“First Merger Sub”), Rapid Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent ("Second Merger Sub"), and the Company, have entered into an Agreement and Plan of Merger, dated as of September 9, 2022 (the “Merger Agreement”), providing for the merger of First Merger Sub with and into the Company (the "First Merger") and, the merger of the Company with and into Second Merger Sub (the "Second Merger" and, together with the First Merger, the "Merger");

WHEREAS, Stockholder beneficially owns and has sole or shared voting power with respect to the number of Shares, and/or holds Parent Options, Parent Restricted Stock Awards, Parent Restricted Stock Units and/or Parent Warrants (collectively, “Parent Equity Rights”) to acquire the number of Shares indicated opposite such Stockholder’s name on Schedule 1 attached hereto;

WHEREAS, as an inducement and a condition to the willingness of Parent, First Merger Sub, Second Merger Sub and the Company to enter into the Merger Agreement, Stockholder has agreed to enter into and perform this Agreement; and

WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Merger Agreement.

NOW, THEREFORE, in consideration of, and as a condition to, Parent, First Merger Sub, Second Merger Sub and the Company’s entering into the Merger Agreement, Stockholder, Parent and the Company agree as follows:

1.Agreement to Vote Shares.  Stockholder agrees that, prior to the Expiration Date (as defined in Section 2 below), at any meeting of the stockholders of Parent or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of Parent, with respect to the Merger, the Merger Agreement, the Reverse Stock Split Proposal, and any other stockholder proposals related thereto, including proposals to approve shares for issuance pursuant to a company equity inventive plan, such Stockholder shall:

(a)appear at such meeting or otherwise cause the Shares and any New Shares (as defined in Section 3 below) to be counted as present thereat for purposes of calculating a quorum;

(b)from and after the date hereof until the Expiration Date, vote (or cause to be voted), or deliver a written consent (or cause a written consent to be delivered) covering all of the Shares and any New Shares that Stockholder shall be entitled to so vote: (i) in favor of (A) the Merger and the issuance of Parent Common Stock pursuant to the terms of the Merger Agreement, (B) the Reverse Stock Split Proposal, which approves a reverse stock split in order to allow the Parent to comply fully with initial listing standards of the NYSE American Listed Company Manual, and which may also increase Parent’s authorized common stock, (C) the amendment of Parent’s 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares of Parent Common Stock issuable under the 2018 Plan, and the conversion of the Assumed Options into options to purchase Parent Common Stock under the 2018 Plan, or the adoption of a new plan with similar terms (such issuance and conversion, the “Incentive Plan Proposal”) and (D) any matter that could reasonably be expected to facilitate the approval of the Merger and the issuance of Parent Common Stock pursuant to the terms of the Merger Agreement, the Reverse Stock Split Proposal, or the Incentive Plan Proposal (collectively, the “Key Proposals”); (ii) against any proposal or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Key Proposals; and (iii) to approve any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Key Proposals on the date on which such meeting is held. Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing

2.Expiration Date.  As used in this Agreement, the term "Expiration Date" shall mean the earliest to occur of (a) 270 calendar days from the date of this Agreement, (b) the approval of the Key Proposals, (c) upon mutual written agreement of the parties to terminate this Agreement, and (d) termination of the Merger Agreement.

3.Additional Acquisitions.  Stockholder agrees that any Shares that Stockholder acquires or with respect to which Stockholder otherwise acquires sole or shared voting power (including any proxy) after the execution of this Agreement and prior to the Expiration Date, whether by the exercise of any Parent Equity Rights or otherwise, including, without limitation, by gift, succession, in the event of a stock split or as a dividend or distribution of any Shares (“New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Shares.

4.Agreement to Retain Shares.  From and after the date hereof until the Expiration Date, Stockholder shall not, directly or indirectly, (a) sell, assign, transfer, tender, or otherwise dispose of (including, without limitation, by the creation of any Liens) any Shares or any New Shares, (b) deposit any Shares or New Shares into a voting trust or enter into a voting agreement or similar arrangement with respect to such Shares or New Shares or grant any proxy or power of attorney with respect thereto (other than this Agreement), (c) enter into any contract, option, commitment or other arrangement or understanding with respect to the direct or indirect sale, transfer, assignment or other disposition of (including, without limitation, by the creation of any Liens) any Shares or New Shares, or (d) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder’s obligations under this Agreement.

Notwithstanding the foregoing, Stockholder may make (1) transfers by will, by operation of law (including transfers pursuant to a qualified domestic order or in connection with a divorce settlement), or other transfers for estate-planning purposes, in which case this Agreement shall bind the transferee, (2) with respect to Stockholder’s Parent Equity Rights which expire on or prior to the Expiration Date, transfers, sale, or other disposition of Shares to Parent as payment for the (i) exercise price, if applicable, of Stockholder’s Parent Equity Rights and (ii) taxes applicable to the exercise of Stockholder’s Parent Equity Rights, (3) if Stockholder is a partnership or limited liability company, a transfer to one or more partners or members of Stockholder or to an Affiliate of Stockholder, or if Stockholder is a trust, a transfer to a beneficiary, provided that (i) in each case the applicable transferee has signed a voting agreement in substantially the form hereof and (ii) such transfer will not necessitate the filing of a Form 4 reporting such transfer, (4) transfers to another holder of Shares or Parent Equity Rights that has signed a support agreement in substantially the form of this Agreement, and (5) transfers, sales or other dispositions as the Company may otherwise agree in writing in its sole discretion.  If any voluntary or involuntary transfer of any Shares covered hereby shall occur (including a transfer or disposition permitted by this Section 4, sale by a Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect, notwithstanding that such transferee is not a Stockholder and has not executed a counterpart hereof or joinder hereto.

5.Representations and Warranties of Stockholder.  Stockholder hereby represents and warrants to Parent and the Company as follows:

(a)If Stockholder is an entity: (i) Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or constituted, (ii) Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby, and (iii) the execution and delivery of this Agreement, performance of Stockholder’s obligations hereunder and the consummation of the transactions contemplated hereby by Stockholder have been duly authorized by all necessary action on the part of Stockholder and no other proceedings on the part of Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby.  If Stockholder is an individual, Stockholder has the legal capacity to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby;

(b)this Agreement has been duly executed and delivered by or on behalf of Stockholder and, to Stockholder’s knowledge and assuming this Agreement constitutes a valid and binding agreement of the Company and Parent, constitutes a valid and binding agreement with respect to Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally;

(c)Stockholder beneficially owns the number of Shares indicated opposite Stockholder’s name on Schedule 1, and will own any New Shares, free and clear of any Liens, and has sole or shared, and otherwise unrestricted, voting power with respect to such Shares or New Shares and none of the Shares or New Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares or the New Shares, except as contemplated by this Agreement;

(d)to the knowledge of Stockholder, the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his, her or its obligations hereunder and the compliance by Stockholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Liens on any Shares or New Shares pursuant to, any contract or other obligation, or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or any law, statute, rule or regulation to which Stockholder is subject or, in the event that Stockholder is a corporation, partnership, trust or other entity, any certificate of incorporation, bylaw or other organizational document of Stockholder; except for any of the foregoing as would not reasonably be expected to prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect;

(e)the execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or regulatory authority by Stockholder except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect;

(f)no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent or the Company in respect of this Agreement based upon any contract made by or on behalf of Stockholder; and

(g)as of the date of this Agreement, there is no Action pending or, to the knowledge of Stockholder, threatened against Stockholder that would reasonably be expected to prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect.

6.Irrevocable Proxy.  Except as otherwise provided in this Section 6, by execution of this Agreement, Stockholder does hereby appoint the Company and any of its designees with full power of substitution and resubstitution, as Stockholder’s true and lawful attorney and irrevocable proxy, to the fullest extent of Stockholder’s rights with respect to the Shares, to vote and exercise all voting and related rights, including the right to sign Stockholder’s name (solely in its capacity as a stockholder) to any stockholder consent, if Stockholder is unable to perform or otherwise does not perform his, her or its obligations under this Agreement, with respect to such Shares solely with respect to the matters set forth in Section 1 hereof.  Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until the Expiration Date, hereby revokes any proxy previously granted by Stockholder with respect to the Shares and represents that none of such previously-granted proxies are irrevocable.  Stockholder hereby affirms that: (i) the proxy set forth in this Section 6 is given in connection with, and granted in consideration of, and as an inducement to Parent and the Company to enter into the Merger Agreement and that such proxy is given to secure the obligations of the Stockholder under Section 1 and (ii) the irrevocable proxy and power of attorney granted herein shall survive the death or incapacity of Stockholder and the obligations of Stockholder shall be binding on Stockholder’s heirs, personal representatives, successors, transferees and assigns.  Stockholder hereby agrees not to grant any subsequent powers of attorney or proxies with respect to any Shares with respect to the matters set forth in Section 1 until after the Expiration Date.  Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Expiration Date.

7.No Legal Actions.  Stockholder will not in its capacity as a stockholder of Parent bring, commence, institute, maintain, prosecute or voluntarily aid any Action which (i) challenges the validity or seeks to enjoin the operation of any provision of this Agreement or (ii) alleges that the execution and delivery of this Agreement by such Stockholder, either alone or together with the other voting agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the Parent Board, constitutes a breach of any fiduciary duty of the Parent Board or any member thereof.

8.Other Remedies; Specific Performance.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Court of Chancery of the State of Delaware, provided that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then in any federal court located in the State of Delaware or any other Delaware state court, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

9.Directors and Officers. If Stockholder is a director, officer or employee of Parent, this Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of Parent and/or holder of Parent Equity Rights and not in Stockholder’s capacity as a director, officer or employee of Parent or any of its Subsidiaries or in Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust.  Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or require Stockholder to attempt to) limit or restrict a director and/or officer of Parent in the exercise of his or her fiduciary duties consistent with the terms of the Merger Agreement as a director and/or officer of Parent or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of Parent or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.

10.No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Shares.  All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to Stockholder, and the Company does not have authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Parent or exercise any power or authority to direct Stockholder in the voting of any of the Shares, except as otherwise provided herein.

11.Termination.  This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.  Notwithstanding the foregoing, upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, nothing set forth in this Section 11 or elsewhere in this Agreement shall relieve any party from liability for any fraud or for any willful and material breach of this Agreement prior to termination hereof.

12.Further Assurances.  Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company or Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and by the Merger Agreement (the “Contemplated Transactions”).

13.Disclosure.  Stockholder hereby agrees that Parent and the Company may publish and disclose in the proxy statement (the “Proxy Statement”) related to any prospectus filed with any regulatory authority in connection with the Contemplated Transactions or the Key Proposals and any related documents filed with such regulatory authority and as otherwise required by law, Stockholder’s identity and ownership of Shares and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, and may further file this Agreement as an exhibit to the Proxy Statement or prospectus or in any other filing made by Parent or the Company as required by law or the terms of the Merger Agreement, including with the SEC or other regulatory authority, relating to the Contemplated Transactions, all subject to prior review and an opportunity to comment by Stockholder’s counsel.  Prior to the Closing, Stockholder shall not, and shall use its reasonable best efforts to cause its representatives not to, directly or indirectly, make any press release, public announcement or other public communication that criticizes or disparages this Agreement or the Merger Agreement or any of the Contemplated Transactions, without the prior written consent of Parent and the Company, provided that the foregoing shall not limit or affect any actions taken by Stockholder (or any affiliated officer or director of Stockholder) that would be permitted to be taken by Stockholder, Parent or the Company pursuant to the Merger Agreement; provided, further, that the foregoing shall not prohibit any actions of Stockholder if such prohibition would conflict with applicable law.

14.Notice.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by e‑mail, upon written confirmation of receipt by e‑mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, to the Company or Parent, as the case may be, in accordance with Section 8.5 of the Merger Agreement, and to Stockholder at his, her or its address or email address (providing confirmation of transmission) set forth on Schedule 1 attached hereto (or at such other address for a party as shall be specified by like notice).

15.Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation or in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement, or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified.  In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

16.Assignability.  This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of a party’s rights, interests or obligations hereunder may be assigned or delegated, in whole or in part, by operation of law or otherwise, by such party without the prior written consent of the other parties hereto, and any attempted assignment or delegation of this Agreement or any of such rights, interests or obligations by such party without the prior written consent of the other parties shall be void and of no effect.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

17.No Implied Waivers.  No waivers of any breach of this Agreement extended by the Company or Parent to any Stockholder shall be construed as a waiver of any rights or remedies of the Company or Parent, as applicable, with respect to any other Stockholder or stockholder of Parent who has executed an agreement substantially in the form of this Agreement with respect to Shares or Parent Equity Rights held or subsequently held by such stockholder, or with respect to any subsequent breach of Stockholder or any other stockholder of Parent.  No waiver of any provisions hereof by any party, or failure or delay in exercising any right or remedy hereunder, in whole or in part, shall be deemed a waiver of any other provisions hereof, or any right or remedy hereunder, by any such party, nor deemed a continuing waiver of any provision hereof, or any right or remedy hereunder, by such party.  The rights and remedies of the parties hereunder are cumulative and are not exclusive of any other rights or remedies, express or implied, which they would otherwise have hereunder or under applicable law.

18.Applicable Law; Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.  In any Action between any of the parties arising out of or relating to this Agreement, each party hereto:  (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Delaware Court of Chancery or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such Action shall be heard and determined exclusively in accordance with clause (i) of this Section 18, (iii) waives any objection to laying venue in any such Action in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party, and (v) agrees that service of process upon such party in any Action shall be effective if notice is given in accordance with Section 14 of this Agreement.

19.Waiver of Jury Trial.  The parties hereto hereby waive any right to trial by jury with respect to any Action related to or arising out of this Agreement, any document executed in connection herewith and the matters contemplated hereby and thereby.

20.No Agreement Until Executed.  Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Parent Board has approved, for purposes of any applicable anti-takeover laws and regulations and any applicable provision of the certificate of incorporation of Parent, the Merger Agreement and the Contemplated Transactions, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

21.Entire Agreement; Counterparts; Exchanges by Facsimile.  This Agreement and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.  The exchange of a fully executed Agreement (in counterparts or otherwise) by all parties by facsimile or electronic transmission shall be sufficient to bind the parties to the terms and conditions of this Agreement.

22.Amendment.  This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed on behalf of each party hereto at the time of such amendment; provided, however, that the rights or obligations of any Stockholder may be waived, amended or otherwise modified in a writing signed by Parent, the Company and Stockholder.

23.Fees and Expenses.  Except as otherwise specifically provided herein, the Merger Agreement or any other agreement contemplated by the Merger Agreement to which a party hereto is a party, each party hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

24.Voluntary Execution of Agreement.  This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties. Each of the parties hereby acknowledges, represents and warrants that (i) it has read and fully understood this Agreement and the implications and consequences thereof; (ii) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (iii) it is fully aware of the legal and binding effect of this Agreement.

25.Construction.

(a)For purposes of this Agreement, whenever the context requires:  the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b)The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c)As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)As used in this Agreement, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement, unless otherwise specified.

(e)Except as otherwise indicated, all references in this Agreement to “Sections,” and “Schedules” are intended to refer to Sections of this Agreement and Schedules to this Agreement, respectively. All Schedules referenced herein are hereby incorporated into this Agreement as if set forth herein.

(f)The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Signature Page Follows]

EXECUTED as of the date first written above.

If Stockholder is an individual: [stockholder]

Signature:

If Stockholder is an entity: [stockholder]

By:
Name:
Title:

EXECUTED as of the date first written above.

RA MEDICAL SYSTEMS, INC.

By:
Name:
Title:

CATHETER PRECISION, INC

By:
Name:
Title:

Exhibit 10.2

RA MEDICAL SYSTEMS, INC.

LOCK-UP AGREEMENT

September 9, 2022

Ra Medical Systems, Inc.
2070 Las Palmas Dr.
Carlsbad, CA 92011

Ladies and Gentlemen:

The undersigned signatory of this lock-up agreement (this “Lock-Up Agreement”) understands that Ra Medical Systems, Inc., a Delaware corporation (“Parent”), Rapid Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“First Merger Sub”), Rapid Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent ("Second Merger Sub"), and Catheter Precision, Inc., a Delaware corporation (the “Company”), have entered into an Agreement and Plan of Merger, dated as of September 9, 2022 (the “Merger Agreement”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

As a condition and inducement to each of the parties to enter into the Merger Agreement and to consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of Parent, the undersigned will not, during the period commencing upon the Closing and ending on the date that is 180 calendar days after the [date hereof][Closing Date]1 (the “Restricted Period”):

i.offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Common Stock or any securities convertible into or exercisable or exchangeable for Parent Common Stock (including without limitation, Parent Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC, and securities of Parent which may be issued upon exercise or vesting, as applicable, of an option, warrant, restricted stock award or restricted stock unit, in each case to purchase, receive in the future or otherwise acquire Parent Common Stock (collectively, “Parent Equity Rights”)) that are currently or hereafter owned by the undersigned (collectively, the “Undersigned’s Shares”), or publicly disclose the intention to make any such offer, sale, pledge, grant, transfer or disposition;

[1]	Signing date should be used for Parent lock-up limitations. Closing date for Company lock-up limitations.

ii.enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares regardless of whether any such transaction described in clause (i) above or this clause (ii) is to be settled by delivery of Parent Common Stock or other securities, in cash or otherwise; or

iii.make any demand for, or exercise any right with respect to, the registration of any of the Undersigned’s Shares (other than such rights set forth in the Merger Agreement).

The restrictions and obligations contemplated by this Lock-Up Agreement shall not apply to:

a)transfers of the Undersigned’s Shares:

i.if the undersigned is a natural person, (A) to any person related to the undersigned by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide gift or a charitable contribution, (D) by operation of Law pursuant to a qualified domestic order or in connection with a divorce settlement or (E) to any partnership, corporation or limited liability company which is controlled by the undersigned and/or by any such Family Member(s);

ii.if the undersigned is a corporation, partnership or other entity, (A) to another corporation, partnership, or other entity that is an Affiliate of the undersigned, including investment funds or other entities under common control or management with the undersigned, (B) as a distribution or dividend to equity holders, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide gift or a charitable contribution or (D) transfers or dispositions not involving a change in beneficial ownership; or

iii.if the undersigned is a trust, to any grantors or beneficiaries of the trust; provided that, in the case of any transfer or distribution pursuant to this clause (a), such transfer is not for value and each donee, heir, beneficiary or other transferee or distributee shall sign and deliver to Parent a lock-up agreement in the form of this Lock-Up Agreement with respect to the shares of Parent Common Stock or such other securities that have been so transferred or distributed;

b)the exercise or settlement of any Parent Equity Rights (including a net exercise or net settlement), and any related transfer of shares of Parent Common Stock to Parent for the purpose of paying the exercise price of such Parent Equity Rights or for paying taxes (including estimated taxes or tax withholding obligations) due as a result of the exercise thereof; provided that, for the avoidance of doubt, the underlying shares of Parent Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

c)the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Parent Common Stock; provided that such plan does not provide for any transfers of Parent Common Stock during the Restricted Period;

d)transfers by the undersigned of shares of Parent Common Stock purchased by the undersigned on the open market or in a public offering by Parent, in each case following the Closing Date;

e)pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Parent’s capital stock involving a change of control of Parent, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement; or

f)pursuant to an order of a court or regulatory agency;

and provided, further, that, with respect to each of (a), (b), and (c) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or disposition during the Restricted Period (other than (i) any exit filings or public announcements that may be required under applicable federal and state securities Laws or (ii) in respect of a required filing under the Exchange Act in connection with the exercise of, or in connection with the net settlement of, any Parent Equity Rights, settled in Parent Common Stock, that would otherwise expire during the Restricted Period, provided that reasonable notice shall be provided to Parent prior to any such filing).

Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement, and will not be recorded on the share register of Parent. In furtherance of the foregoing, the undersigned agrees that Parent and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement. Parent may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the undersigned’s ownership of Parent Common Stock:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that if the Merger Agreement is terminated for any reason, the undersigned shall be released from all obligations under this Lock-Up Agreement. The undersigned understands that Parent and the Company are proceeding with the transactions contemplated by the Merger Agreement in reliance upon this Lock-Up Agreement.

Any and all remedies herein expressly conferred upon Parent or the Company will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity, and the exercise by Parent or the Company of any one remedy will not preclude the exercise of any other remedy. The undersigned agrees that irreparable damage would occur to Parent and/or the Company in the event that any provision of this Lock-Up Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Parent and the Company shall be entitled to an injunction or injunctions to prevent breaches of this Lock-Up Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent or the Company is entitled at Law or in equity, and the undersigned waives any bond, surety or other security that might be required of Parent or the Company with respect thereto.

In the event that any holder of Parent’s securities that are subject to a substantially similar agreement entered into by such holder, other than the undersigned, is permitted by Parent to sell or otherwise transfer or dispose of shares of Parent Common Stock for value other than as permitted by this or a substantially similar agreement entered into by such holder, the same percentage of shares of Parent Common Stock held by the undersigned shall be immediately and fully released on the same terms from any remaining restrictions set forth herein (the “Pro-Rata Release”); provided, however, that such Pro-Rata Release shall not be applied unless and until permission has been granted by Parent to an equity holder or equity holders to sell or otherwise transfer or dispose of all or a portion of such equity holders shares of Parent Common Stock in an aggregate amount in excess of 1% of the number of shares of Parent Common Stock originally subject to a substantially similar agreement.

Upon the release of any of the Undersigned’s Shares from this Lock-Up Agreement, Parent will cooperate with the undersigned to facilitate the timely preparation and delivery of certificates representing the Undersigned Shares without the restrictive legend above or the withdrawal of any stop transfer instructions.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to the conflict of Laws principles thereof.

[Signature Page Follows]

This Lock-Up Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Lock-Up Agreement (in counterparts or otherwise) by Parent, the Company and the undersigned by facsimile or electronic transmission in .pdf format shall be sufficient to bind such parties to the terms and conditions of this Lock-Up Agreement.

ACCEPTED AND AGREED:

If Stockholder is an individual:
[stockholder]

Signature:

If Stockholder is an entity:
[stockholder]

By:
Name:
Title:

ACCEPTED AND AGREED:

RA MEDICAL SYSTEMS, INC.

By:
Name:
Title:

CATHETER PRECISION, INC

By:
Name:
Title:

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in Ra Medical Systems, Inc.’s Form 8-K and the incorporation by reference in Ra Medical Systems, Inc. Registration Statements (333-264495, 333-262195, 333-254370, 333-252432, 333-250094, 333-240187, 333-239887, 333-237701, 333-237488, 333-237096, 333-230332, 333-227696, 333-227552, and 333-226191) of our report dated April 22, 2022, which includes an explanatory paragraph relating to Catheter Precision, Inc.'s ability to continue as a going concern, relating to the financial statements of Catheter Precision, Inc., as of and for the years ended December 31, 2021 and 2020, included as Exhibit 99.4 to such Form 8-K.

/s/ WithumSmith+Brown, PC

East Brunswick, New Jersey

September 9, 2022

Exhibit 99.1

Ra Medical Systems Enters Into Definitive Merger Agreement with Catheter Precision

Combined Company Dedicated to Developing and Delivering Novel Technologies and Solutions

to Improve the Lives of Patients with Cardiac Arrhythmias

Medtech Veteran David Jenkins to Lead Merged Company

CARLSBAD, Calif. (September 12, 2022) – Ra Medical Systems, Inc. (NYSE American: RMED) (“Ra Medical” or the “Company”) announces it has entered into an Agreement and Plan of Merger (the “Definitive Merger Agreement”) with privately held Catheter Precision, Inc. (“Catheter Precision”), a medical device and technology company focused in the field of cardiac electrophysiology. Under the terms of the agreement, Catheter Precision will become a wholly owned subsidiary of Ra Medical in a stock for stock reverse merger transaction (the “Merger”). If completed, the Merger will result in a combined publicly traded company that will focus on the cardiac electrophysiology market, one of the most robust and growing areas of medical devices. Medtech veteran David Jenkins, who has extensive experience growing medical device start-ups, will act as Chief Executive Officer of the combined company. Before taking the role as CEO of Catheter Precision, Mr. Jenkins was instrumental in operating several medical device start-ups, including Transneuronix, Inc., which was acquired by Medtronic plc (NYSE:MDT) for $267 million in July 2005, and EP MedSystems, Inc., which was acquired by St. Jude Medical for $95.7 million in July 2008.

Catheter Precision has three product areas that it intends to pursue. Its lead product, named VIVO™ (an acronym for View Into Ventricular Onset) is an FDA-cleared and CE Mark product that utilizes non-invasive inputs to locate the origin of ventricular arrhythmias, and, through its use, the physician can identify patients for invasive catheter ablation, and with those patients, reduce the amount of time in the invasive procedure. Ventricular arrhythmias include ventricular tachyarrhythmias and premature ventricular arrhythmias, diseases which affect millions of patients that are not well treated today. While much past growth in the electrophysiology market has been for atrial fibrillation, Catheter Precision believes that ventricular arrhythmias represent a large growth area moving forward. It also intends to pursue a second generation of Amigo®, a robotic arm previously cleared by both FDA and CE, which serves as a catheter control device that can be remotely controlled outside of the procedure room.  Catheter Precision has demonstrated that patient outcomes could potentially be enhanced by utilization of this device.  Catheter Precision is working toward a third product release in the first half of 2023, which is a vessel closure device that would assist in the closure of the insertion site of the percutaneous catheter or other device used within the body. It is estimated that the worldwide market for this closure assist device is over one million procedures per year.

“After undertaking a comprehensive process with external advisors to explore and evaluate a range of strategic options, our board and management team believe this transaction with Catheter Precision is the best strategic alternative for Ra Medical and represents an opportunity to create substantial value for our stockholders,” said Will McGuire, Ra Medical CEO. “This business combination, if completed, will result in Ra Medical investors having an equity stake in a company that is focused on developing and commercializing novel technologies and solutions to improve the lives of patients with cardiac arrhythmias under the leadership of a world-class team with decades of medical device industry experience.”

“We look forward to welcoming Ra Medical stockholders to our combined company following the completion of the proposed merger transaction,” said Mr. Jenkins, Catheter Precision founder and CEO. “Catheter Precision is committed to producing cost-effective, user-friendly and technologically differentiated tools for use in percutaneous catheter procedures that physicians will embrace. Our VIVO non-invasive 3D imaging system enables physicians to identify the origin of arrhythmias pre-procedure, thereby streamlining workflow and reducing procedure time. We are also considering development opportunities for the Amigo remote catheter system, which incorporates the most modern technologies while remaining easy to learn and use, and we are looking forward to the launch of our vessel closure device, currently targeted for the first half of next year. We envision a significant opportunity afforded by this merger by providing access to the public capital markets.”

About the Transaction

The Merger is structured as a stock for stock reverse merger whereby all of Catheter Precision’s outstanding convertible promissory notes and equity interests are to be exchanged for shares of Ra Medical common stock and Catheter Precision options assumed by the Company. Catheter Precision stakeholders are expected to own approximately 80% of the combined company, and pre-merger Ra Medical equity holders are expected to own approximately 20% of the combined company, on a fully diluted basis calculated using the treasury stock method, subject to certain adjustments provided for in the Merger Agreement and further described in our Form 8-K filed today, including adjustment based on the amount of Ra Medical’s net cash at closing.

The boards of directors of both companies have approved the Definitive Merger Agreement. The merger is expected to close before the end of 2022, subject to satisfying certain closing conditions, including the receipt of shareholder approval by both companies. The Definitive Merger Agreement follows the signing by Ra Medical and Catheter Precision of a non-binding summary of proposed terms on June 18, 2022, which was publicly disclosed on July 22, 2022. Investors in Ra Medical are encouraged to review the Definitive Merger Agreement, which contains the definitive terms of the Merger.

The descriptions of the Merger, the Ra Medical Special Meeting of Stockholders, Catheter Precision, and the other transactions and matters contemplated thereby or referenced herein do not purport to be complete and are qualified in their entirety by reference to the Company’s Current Report on Form 8-K filed on the date hereof, the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022, and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the Securities and Exchange Commission (the “SEC”) from time to time and available on the SEC website.  The Company also intends to file a proxy statement with the SEC.

Ladenburg Thalmann & Co. Inc. is acting as the exclusive financial advisor to Ra Medical in connection with the proposed Merger with Catheter Precision.

Management and Organization

The combined company will be led by David Jenkins as Executive Chair and Chief Executive Officer following the Merger. Will McGuire, the current CEO, and Brian Conn, the current interim CFO, have agreed to remain with the Company through the closing of the Merger.

Immediately following the closing of the Merger, the combined company’s board of directors will consist of five directors, with David Jenkins joining the board of directors as the Executive Chair and a to-be-determined current director of Ra Medical resigning at the closing of the Merger.

Conditions of the Merger Agreement

The Company cannot provide any assurance that it will effect the Merger with Catheter Precision or, even if it is able to consummate such a Merger, that the intended benefits of the Merger will be fully realized. The Merger is also subject to specified conditions precedent that must be satisfied or waived, including certain conditions precedent that are subject to the approval or consent of third parties including, among others, (a) Catheter Precision shall have delivered the PPM/Joint Information Statement (as defined in the Definitive Merger Agreement) to Catheter Precision securityholders, (b) no law or order prevents the closing of the Merger and the related transactions, (c) conditions relating to the HHS Confirmation (as defined in the Definitive Merger Agreement) and other litigation matters shall be satisfied or waived, (d) the Company furnishing Net Cash greater than $8,000,000, (e) the entry into the Executive Chairman Agreement (as defined in the Definitive Merger Agreement) pursuant to which David Jenkins shall be appointed to the board of directors of the Company and shall be paid an annual salary of $300,000, (f) the last closing sale price of the Company’s Common Stock prior to 4:00 p.m. (New York City time) on the last Trading Day (as defined in the Definitive Merger Agreement) prior to the Closing is equal to or greater than $0.09, and the average of the last closing sale price of the Company’s Common Stock prior to 4:00 p.m. (New York City time) on each of the five (5) consecutive full Trading Days prior to the Closing is equal to or greater than $0.09, in each case as adjusted for the Reverse Stock Split (as defined in the Definitive Merger Agreement), (g) other than the letter dated August 31, 2022 from the NYSE American LLC, the Company shall not have received correspondence from the NYSE American or the staff thereof relating to the delisting, or maintenance of listing, of the Company’s Common Stock on the NYSE American, and Catheter

Precision shall have received assurance in form and substance satisfactory to Catheter Precision that the transactions contemplated by the Definitive Merger Agreement will not cause the Company to be delisted from the NYSE American, (h) Catheter Precision shall have entered into a Debt Settlement Agreement with each of the holders of Catheter Precision Notes, (i) lock-up agreements have been entered into by and among the Company, Catheter Precision, and certain persons who are directors, officers and/or significant stockholders of either Parent or the Company, (j) the Company shall have sublet or terminated the lease with respect to its corporate headquarters and manufacturing facility, (k) Catheter Precision and the Company shall have received the approval from their respective stockholders necessary to approve the Merger and the transactions contemplated by the Definitive Merger Agreement, (l) that the Company has entered into release agreements with certain of its officers and employees relating to existing change of control and severance agreements, and (m) each of the representations and warranties of the Company and Catheter Precision set forth in the Definitive Merger Agreement shall have been true as of the date of the Definitive Merger Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date), in each case, except where the failure to be true and correct, individually or in the aggregate, has not had, and is not reasonably likely to have a Parent Material Adverse Effect (as defined in the Definitive Merger Agreement) with respect to Parent, or a Material Adverse Effect (as defined in the Definitive Merger Agreement) with respect to Catheter Precision. The Company cannot assure that all conditions precedent will be satisfied or waived, that it will receive any of the required third-party consents or approvals or that it will be able to satisfy or waive all the conditions precedent to consummate the Merger. If the conditions precedent are not satisfied or waived in a timely manner or at all, the Merger may not occur or may be delayed, and the Company may lose some or all of the intended benefits of the proposed Merger with Catheter Precision. In addition, the parties have the right to waive or modify certain key closing conditions of the Merger Agreement, including the minimum stock price condition, and these conditions should not be interpreted as representations or covenants by either or both of the parties.

The Definitive Merger Agreement also contains certain customary termination rights, including, (a) the right of the parties to terminate the Definitive Merger Agreement by mutual written consent, (b) the right of either party to terminate the Definitive Merger Agreement if the Merger has not occurred by December 31, 2022, (c) the right of either party to terminate the Definitive Merger Agreement due to a material breach by the other party of any of its representations, warranties or covenants which would result in the closing conditions not being satisfied, subject to certain conditions, (d) the right of Catheter Precision to terminate the Definitive Merger Agreement if any of the closing conditions are not capable of being satisfied, and (e) the right of either party to terminate the Definitive Merger Agreement if a court of competent jurisdiction or other governmental body issues a final and non-appealable order, decree or ruling, or has taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger and related transactions.

About Catheter Precision

Catheter Precision is an innovative U.S.-based medical device company bringing new solutions to market to improve the treatment of cardiac arrhythmias. It is focused on developing groundbreaking technology for electrophysiology procedures by collaborating with physicians and continuously advancing its products.

About Ra Medical Systems

Ra Medical Systems, Inc. is a medical device company that owns intellectual property related to an advanced excimer laser-based platform for use in the treatment of vascular immune-mediated inflammatory diseases. Its excimer laser and single-use catheter system, together referred to as the DABRA Excimer Laser System, is used as a tool in the treatment of peripheral artery disease.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

The shares of Common Stock being issued in the Merger (the “Securities”) are being offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. Catheter Precision and Ra Medical intend to distribute a Private Placement Memorandum/Joint Information Statement (the “PPM/Joint Information Statement”) to the stockholders of Catheter Precision, and Catheter Precision stockholders are encouraged to carefully read the PPM/Joint Information Statement, together with Ra Medical’s concurrent SEC filings, which will contain important information concerning the transaction.

The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The Company intends to file a proxy statement (the “Proxy”) to call, give notice of and hold a meeting of its stockholders to vote to approve, among other matters, (a) the Merger, and (b) the issuance of the shares of the Ra Medical Common Stock to be issued pursuant to the terms of the Merger Agreement. Catheter Precision also intends to furnish an information statement to its stockholders in connection with the proposed Merger as part of the PPM/Joint Information Statement. The only matters that the Company is seeking approval for at the Special Meeting of Stockholders are the matters that will be set forth in the Proxy.

The Proxy and PPM/Joint Information Statement will contain important information about Catheter Precision, the proposed Merger and related matters.  In addition, the Company is filing on the date hereof a Current Report on Form 8-K that includes certain audited financial statements of Catheter Precision for the two-year period ended December 31, 2021 (the “Catheter Audited Financial Statements”), the unaudited financial statements of Catheter Precision for the periods ended June 30, 2022 and June 30, 2021 (the “Catheter Precision Unaudited Financial Statements and together with the Catheter Precision Audited Financial Statements, the “Catheter Precision Financial Statements”), and the unaudited pro forma combined financial information of the combined company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 (the “Pro Forma Financial Information,” and collectively with the Catheter Precision Financial Statements, the “Financial Information”).

Ra Medical intends to mail the Proxy to Ra Medical stockholders, and Catheter Precision intends to electronically disseminate the PPM/Joint Information Statement. INVESTORS AND SECURITYHOLDERS OF RA MEDICAL AND CATHETER PRECISION ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RA MEDICAL, CATHETER PRECISION AND THE PROPOSED MERGER. THIS COMMUNICATION IS NOT A SUBSTITUTE FOR THE PPM/JOINT INFORMATION STATEMENT, THE PROXY, THE CURRENT REPORT ON FORM 8-K BEING FILED ON THE DATE HEREOF, THE COMPANY’S QUARTERLY REPORT FOR THE PERIOD ENDED JUNE 30, 2022, OR ANY OTHER DOCUMENTS THAT RA MEDICAL AND/OR CATHETER PRECISION MAY FILE WITH THE SEC OR SEND TO THEIR RESPECTIVE SECURITYHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITYHOLDERS MAY OBTAIN FREE COPIES OF RA MEDICAL’S DOCUMENTS FILED WITH THE SEC, ONCE AVAILABLE, ON THE RA MEDICAL WEBSITE OR ON THE SEC’S WEBSITE.

The unaudited pro forma combined financial information does not purport to represent the actual results of operations that the Company and Catheter Precision would have achieved had the companies been combined during the periods presented in the unaudited pro forma combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the Merger. The unaudited pro forma combined financial information does not reflect any potential cost savings that may be realized as a result of the Merger and also does not reflect any restructuring or integration-related costs to achieve those potential cost savings.

Participants in the Solicitation

Ra Medical, Catheter Precision and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ra Medical in connection with the proposed transaction. Information about Ra Medical’s directors and executive officers is set forth in Ra Medical’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 17, 2022, as amended, and in subsequent filings made by Ra Medical with the SEC. Other information regarding the interests of such individuals, as well as information regarding Catheter Precision’s directors and executive officers and other persons who may be deemed participants in the proposed transaction, will be set forth in the proxy statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed Merger, future access to capital markets, and the plans and expectations of the combined company regarding Catheter Precision’s products, including its plans, strategies, projected timelines and estimated markets, for and/or related to VIVO and the Amigo and vessel closure devices described above. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger and the ability of the Company to timely and successfully achieve the anticipated benefits of the Merger, including the ability of the combined company to access the capital markets at such times and in such amounts, and on such terms, as needed to meet the Net Cash requirements of the Merger Agreement, execute its future business strategies and maintain its listing on the NYSE American or other national stock exchange, potential application of SEC and/or exchange “shall company” rules, and the ability of the combined company to successfully pursue its product lines in the manner and in the timeframe described here. The Merger Agreement contains certain closing conditions, including a minimum prevailing stock price for Ra Medical and Net Cash amount at closing, which do not constitute representations or covenants of either party, and are subject to waiver by the parties. If Ra Medical’s stock price drops below certain levels, the amount of merger consideration, if any, received by Catheter stockholders will be adversely impacted. The parties have reserved the right to waive conditions to the closing of the Merger and revise the Merger Agreement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, the Current Report on Form 8-K being filed on the date hereof and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.  Important business and financial information about Catheter Precision’s business and the related discussion and analysis of financial condition and results of operations of Catheter Precision is set forth in the Current Report on Form 8-K being filed on the date hereof and the exhibits thereto and should be read in conjunction with the Catheter Precision Financial Statements and the pro forma financial statements for the combined company that are attached as exhibits thereto. Risks and uncertainties related to the Merger, Catheter Precision, and the projections and estimates described above that may cause actual results to differ materially from those expressed or implied in any forward-looking statement are included “Risk Factors – Risk Related to the Merger with Catheter Precision and – Risks Related to Our Evaluation of Strategic Alternatives for our Legacy Assets,” and “Risk Factors – Risks Related to the Business of Catheter Precision,” which are filed as the exhibits to the Current Report on Form 8-K being filed on the date hereof. These documents can be accessed on the Company’s Investor Relations page at https://ir.ramed.com/ by clicking on the link titled “SEC Filings.” The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, and ongoing volatility in the stock markets and the U.S. economy in general. The extent to which the COVID-19 pandemic impacts the Company’s and Catheter Precision’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

The forward-looking statements included in this communication are made only as of the date hereof. The Company and Catheter Precision assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Disclaimer

This press release relates to a proposed business combination between the Company and Catheter Precision. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Ra Medical Systems Contact:

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com

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Exhibit 99.2

SUMMARY DESCRIPTION OF BUSINESS

SEPTEMBER 9, 2022

Set forth below is a summary description of the business of Catheter Precision, Inc., a Delaware corporation (“Catheter”), which has been prepared as of the date set forth above in connection with a proposed merger (the “Merger”) with Ra Medical Systems, Inc. (“Ra”) and a Form 8-K regarding the Merger filed by Ra on or about the date hereof (the “Form 8-K”). This summary is intended to be read in conjunction with the Form 8-K and the other exhibits thereto, which include further information about the Merger, a Management’s Discussion and Analysis concerning Catheter, risk factors related to Catheter’s business and the Merger, historical financial statements of Catheter, and pro forma financial statements reflecting the proposed Merger.  This summary should also be read in conjunction with Ra’s other past and future SEC filings, including its proxy statement related to the Merger when it becomes available and, to the extent relevant, registration statements filed under the Securities Act of 1933.  Catheter stockholders should read this summary in conjunction with the Joint Private Placement Memorandum and Information Statement to be distributed by the two companies jointly in connection with the Merger.  See also “CAUTION REGARDING FORWARD LOOKING STATEMENTS” in the Form 8-K.  This summary speaks as of the date set forth above, and you should assume that the information set forth below is accurate only as of such date.

Overview

Catheter is dedicated to the design, manufacture and sale of new and innovative medical technologies focused in the field of cardiac electrophysiology (“EP”). Catheter’s primary product is the View into Ventricular Onset System or VIVO™ System (“VIVO” or “VIVO System”). Catheter is focused on the design, market development and usage adoption of Catheter’s VIVO System by cardiac electrophysiology specialists to enhance their ability to diagnose and treat cardiac arrhythmias. Catheter has completed development, received regulatory clearance and initiated sales of the VIVO System in the U.S. and Europe.

VIVO is a software based non-invasive imaging system that offers 3D cardiac mapping to help with localizing the sites of origin of idiopathic ventricular arrhythmias in patients with structurally normal hearts prior to electrophysiology studies. When using VIVO prior to the ablation procedure the physician is able to better plan the procedure resulting in reduced procedure time, increased safety for the patient and improved procedural success.

Catheter has been cleared to label the VIVO System with the CE Mark in the EU and certain other countries.  The CE Mark designation allows us to market that product in countries that are members of the EU and the European Free Trade Association. Catheter has commenced limited sales of the VIVO System in Europe and the UK through independent distributors. Catheter’s international distributors are supported by two EU based full time and one part time employee.

Catheter has received United States Food and Drug Administration (“FDA”) approval to market and promote the VIVO System in the United States as a pre-procedure planning tool for patients with structurally normal hearts undergoing ablation treatment for idiopathic ventricular arrhythmias. VIVO allows for the acquisition, analysis, display and storage of cardiac electrophysiological data and maps for analysis by a physician. Catheter began a limited commercial launch of VIVO in 2021 and to date, VIVO has been utilized in more than 710 procedures in the US and EU by over 30 physicians, with no reported device-related complications.

Prior to 2018, Catheter marketed the Amigo® Remote Catheter System (the “Amigo” or “Amigo System”), which provides for accurate positioning, manipulation, and stable control of catheters for use by electrophysiologists in the diagnosis and treatment of abnormal heart rhythms known as cardiac arrhythmias. Amigo was designed for us during the ablation procedure, to allow the physician to remotely navigate standard commercially available catheters, with stability and precision, and maintains catheter locations within the heart while decreasing radiation exposure and avoiding long periods standing bedside in heavy protective lead aprons. Amigo was used in over 2,000 procedures in the US and Europe and was well received by leading experts in the field of EP. We own the intellectual property related to Amigo, and this product is under consideration for future research and development of a generation 2 product.

Electrophysiology Market

Cardiac Electrophysiology, or EP, is one of healthcare’s largest sectors and rapidly growing. The EP market includes well known medical devices such as pacemakers, ECG systems and cardiac catheters, but also laboratory equipment such as intracardiac mapping systems and fluoroscopy systems (similar to x-ray in real time). The EP market includes large medical device companies such as Medtronic, Plc., Abbott Laboratories, Biosense-Webster (J&J) and Boston Scientific Corp. and was estimated to be $6.8 billion in 2020 and growing to $10.6 billion by 2025 (CAGR of 9.1%). Population growth, increasing rates of heart disease and the rising cost of healthcare are driving growth in the EP markets.

Within the EP market, Catheter Precision focuses its products on the catheter ablation market. The catheter ablation market was $3.2 billion in 2020 and estimated to grow to $6.4 billion in 2026. The catheter ablation market is growing at a faster rate (12.4% CAGR) than the EP market as a whole.

Global Ventricular Ablation Procedure Growth
21% CAGR
Series 1, 2,020, 80,000
Series 1, 2,021, 111,400
Series 1, 2,022, 131,452
Series 1, 2,023, 155,113
Series 1, 2,024, 183,033
Series 1, 2,025, 215,980
Series 1, 2,026, 254,857

Within the last 10 years, ventricular ablation has become a fast-growing treatment option. Currently, there are about 80,000 ventricular ablations annually and VT ablations represent approximately 16% of ablations in the US. Currently, the market is underserved, and this number is expected to increase to over 250,000 procedures by 2026. The ventricular ablation market is growing at 21% CAGR, which is a faster rate than the global EP market and the catheter ablation market as a whole. The growth in the ventricular ablation market is driven by advances in EP technology as well as updated physician guidelines. The Heart Rhythm Society (HRS) Expert Consensus Statement on Catheter Ablation of Ventricular Arrhythmias, published in May 2019 recommends catheter ablation in preference to anti arrhythmic drugs or in the situation where anti arrhythmic therapy has failed or is not tolerated. The guidelines also recommend ablation for reducing recurrent VT and implantable cardioverter-defibrillator shocks.

Existing Treatments and Methods for Catheter Ablations

Traditionally, the first line of treatment for cardiac arrhythmias is medication. Unfortunately, this is not a permanent fix and most patients eventually need a catheter ablation.

Catheter Ablation Procedure Overview

An electrophysiologist stands next to the patient’s bed near the patient’s groin. A catheter or catheters are inserted into the femoral vein (located at the groin) and navigated into the right side of the heart. Depending on the type of arrhythmia, the catheter is inserted into the atrium or the ventricle. Once inserted, a diagnostic catheter is used in conjunction with an invasive (traditional) mapping system to create a map of the patient’s heart. This allows the physician to see the individual patient’s cardiac structures and size. Once the map is created, the physician begins to “pace map.” This process requires the physician to move the catheter from spot to spot to determine the electrical conduction at different areas to determine if the tissue in that area is responsible for the arrhythmia. Once the area is located, the physician will provide a form of energy (radiofrequency, cryo, etc.) to ablate the tissue in that spot.

Treatment Challenges for Ventricular Arrhythmias

Treatment of ventricular ablations with cardiac ablations is a relatively new treatment option. As a result the patient population is underserved, not as well understood, and the available techniques and technologies available are limited when compared to the atrial ablation options.

Ablation locations within the ventricle are very difficult to identify. Often, patients are highly symptomatic (dizzy, breathing difficulties, etc.) but the arrhythmia is infrequent. When this happens, it is hard to predict when the patient will be having an “active” arrhythmia. Because of this, the physician may not be able to identify the location even when using medication to induce the arrhythmia. Without confirmation during invasive mapping, the patient is removed from the electrophysiology lab without the ablation procedure being performed and the patient having to return at a later date and try again for a successful outcome.

Even when a patient has frequent ventricular arrhythmias, the process of pace-mapping often takes 4 – 5 hours to identify the location for ablation, which can increase the likelihood of patient complications due to the extended time under anesthesia.

Lastly, many patients with untreated ventricular arrhythmias cannot tolerate anesthesia well, thus long invasive mapping is not an option for them.

Treatment Challenges for Atrial Arrhythmias

Catheter ablation for atrial arrhythmias is more standardized and “advanced” than for ventricular ablations, thus less pace mapping is required. Instead, a procedure called Pulmonary Vein Isolation (PVI) is performed for atrial fibrillation (AF), and a single line is ablated for atrial flutter.

Despite steady improvement in the tools available to perform effective procedures, there is clear study evidence that catheter based atrial fibrillation treatment technology can become more effective.  According to a study entitled “Long Term Outcomes of Catheter Ablation of Atrial Fibrillation: A Systematic Review and Meta- Analysis” published in the Journal of American Heart Association on March 18, 2013, which looked at multiple individual studies covering over 6,000 patients, “single procedure freedom from atrial fibrillation at long term follow up was 53.1%.”  The same study found “with multiple procedures performed, the long-term success rate was 79.8%.”  Ineffective treatment may result in patients undergoing two or more EP procedures to achieve relief from AF at an estimated cost in the range of $20,000 or more per procedure.

Specific reasons have not been proven for the lower success rate of initial ablation procedures. However, there is growing evidence that better results occur if the treating EP physician is able to make better lesions by maintaining stable contact force of the catheter against the heart wall, thereby reliably delivering the energy required to eliminate the abnormal rhythms.  Variation in catheter contact force occurs as the physician attempts to manually position and hold the catheter tip in a stable position during cases lasting 2 to 3 hours in order to perform typically over 100 small tissue burns (ablations) of the cardiac anatomy.

Large multi-national medical device companies, such as Medtronic, Inc., Boston Scientific Corp., Abbott Laboratories, St. Jude Medical, Inc. and the Biosense Webster division of Johnson & Johnson, among others, continue to invest heavily to develop and introduce new devices and technologies to improve patient outcomes.  Included among these are force-sensing catheters, including the Biosense SmartTouch TM catheter, which provide a continuous readout of the contact force between the catheter and the heart wall.  Our business is focused on the controlled delivery of these catheter technologies to enhance both the performance of ablation procedures and the ease and safety for the physicians who perform them.

A recent peer-reviewed multicenter study sponsored by Biosense Webster, entitled “Paroxysmal AF Catheter Ablation with a Contact Force Sensing Catheter” found that catheter ablation success rates can be as high as 80% when the physician is able to maintain stable contact force within investigator selected working ranges.  “The increased percent of time within Investigator selected working ranges > 80% of the time during therapy, outcomes were 4.25 times more likely to be successful.” Further, “stable contact force during radiofrequency application increases the likelihood of twelve-month success.” However, it should be noted, that using manually controlled methods, the physicians in the study could only maintain optimal tissue contact in less than 30% of the patients studied.

In addition, another study, sponsored by St. Jude Medical, Inc., showed similar findings using their recently FDA-approved contact-force sensing catheter.  In the TOCCASTAR study, 85.5% of ablation procedure patients were free of atrial fibrillation at one year after the procedure when optimal catheter tip contact force was maintained, versus only 67.7% when non-optimal contact force was achieved.

Catheter Precision’s Ventricular Solution – VIVO

VIVO is a non-invasive 3D imaging system that enables physicians to identify the origin of ventricular arrhythmias pre-procedure. This can reduce procedure time, patient complications and healthcare costs while improving patient outcomes.

The VIVO software is provided on an off the shelf laptop, and the system includes a 3D camera. In addition, the system can only be used with a disposable component, the VIVO Positioning Patches, which are required for each procedure.

The VIVO software contains proprietary algorithms that are based on standard EP principles. However, the accuracy of the algorithms is improved because it does not use generalized assumptions and instead, uses patient specific information. VIVO uses standard clinical inputs such as a CT or MRI and a 12 lead ECG, both of which are routinely gathered for most EP procedures, allowing VIVO to seamlessly integrate into the workflow. A 3D photograph is obtained of the patient’s torso after the ECG leads are in place and all of these clinical inputs are combined to generate a 3D map of the patient’s heart with a location of the earliest onset of the ventricular arrhythmia.

VIVO Workflow

VIVO Clinical Use and Studies

To date, VIVO has been used in more than 710 procedures, by more than 30 physicians in 7 countries.  Initial clinical work was completed with the first-generation software, which resulted in FDA 510(k) Clearance in June 2019.

The US multi-center study enrolled 51 patients from 5 centers. Of note, the Principal Investigator and center to have the highest enrollment was Johns Hopkins University in Baltimore, Maryland. This study was conducted to evaluate the accuracy of VIVO as compared to invasive mapping systems (current method for determining arrhythmia origins). VIVO met all study endpoints and correctly matched the predicted arrhythmia origin in 44/44 patients (100%; primary endpoint) and correctly matched paced sites in 225/226 locations (99.56%; secondary endpoint). In some instances, this study showed that VIVO has better predictability for arrhythmia origin than a physician’s manual review of a 12 lead ECG.

While conducting the initial clinical study for FDA submission, Catheter developed generation 2 in parallel with a goal to have this version complete and ready to submit upon 510(k) clearance of generation 1. Catheter successfully achieved this goal and received CE Mark and FDA 510(k) Clearance for generation 2.

Additional clinical work has occurred with generation 2. Until recently, this data has been single center, physician-initiated research and has resulted in peer reviewed clinical science at electrophysiology conferences and in journals.

Three physicians, at different centers, in the UK conducted a feasibility study for Stereotactic Ablative Radiotherapy (SABR) and published their data on nine patients. SABR is an ablation technique utilizing non-invasive methods akin to proton therapy for cancer treatment. To do a complete non-invasive ablation, accurately predicting the ablation location non-invasively is key to procedural success, and VIVO was utilized for this purpose. Non-invasive ablation is a new technique and requires additional data, but it is showing promise and has generated excitement within the EP community. If accepted for wide-spread treatment, this would allow for previously un-ablatable patients to receive lifesaving treatments.

A currently ongoing study is being conducted at the Royal Brompton Hospital, which has enrolled 10 patients so far and examined procedure time for these 10 patients.  When these initial 10 VIVO patients were compared to a historical cohort, the patients in which VIVO was utilized were found to have a reduction in procedure time of approximately 30%.  This data has not yet been published.

In April 2022, one physician from the Netherlands presented an abstract at EHRA (European Heart Rhythm Association), focused on using VIVO as a way to screen patients prior to the ablation procedure. This study of 15 patients concludes that using VIVO pre-procedurally may enable the physician to determine procedure success rates and prevent unnecessary ablation procedures. This data will need to be further studied in larger numbers but determining success in advance of the procedure would improve ablation therapy, which has a high failure rate and thus requires additional ablation procedures.

In October 2021 the first patient was enrolled in the VIVO EU Registry. This registry aims to gather data about how VIVO is used in real-world settings, outside of a rigorous clinical study. The registry will enroll 125 patients across Europe and the UK and collect information about different workflows and applications for VIVO.  To date, 51 patients have been enrolled and enrollment is targeted to be complete in Q2 2023. This data serves multiple purposes including fulfilling European regulatory requirements for on-going data collection, publication of multi-center data, and future development of studies and improvements to the VIVO technology.

Government Regulations

Governmental authorities in the U.S. (at the federal, state, and local levels) and abroad extensively regulate, among other things, the research and development, testing, manufacture, quality control, clinical research, approval, labeling, packaging, storage, record-keeping, promotion, advertising, distribution, post-approval monitoring and reporting, marketing, and export and import of products such as those we market and are developing.

FDA Regulation

In the U.S., FDA subjects pharmaceutical and biologic products to rigorous review. If Catheter does not comply with applicable requirements, we may be fined, the government may refuse to approve our marketing applications or to allow us to manufacture or market our products, and we may be criminally prosecuted. Failure to comply with the law could result in, among other things, warning letters, civil penalties, delays in approving or refusal to approve a product, product recall, product seizure, interruption of production, operating restrictions, suspension or withdrawal of product approval, injunctions, or criminal prosecution.

United States Anti-Kickback and False Claims Laws

In the U.S., there are Federal and State anti-kickback laws that prohibit the payment or receipt of kickbacks, bribes or other remuneration intended to induce the purchase or recommendation of healthcare products and services. Violations of these laws can lead to civil and criminal penalties, including exclusion from participation in Federal healthcare programs. These laws are potentially applicable to manufacturers of products regulated by the FDA as pharmaceuticals, biologics, medical devices, and hospitals, physicians and other potential purchasers of such products. Other provisions of Federal and State laws provide civil and criminal penalties for presenting, or causing to be presented, to third-party payers for reimbursement, claims that are false or fraudulent, or which are for items or services that were not provided as claimed. In addition, certain states have implemented regulations requiring medical device and pharmaceutical companies to report all gifts and payments of over $50 to medical practitioners. This does not apply to instances involving clinical trials.

Although Catheter intends to structure its future business relationships with clinical investigators and purchasers of our products to comply with these and other applicable laws, it is possible that some of our business practices in the future could be subject to scrutiny and challenged by Federal or State enforcement officials under these laws.

Research and Development Expense

Research and development costs and expenses consist primarily of fees paid to external service providers, laboratory testing, supplies, costs for facilities and equipment, and other costs for research and development activities. Research and development expenses are recorded in operating expenses in the period in which they are incurred.

Employees

As of the date of this Joint Information Statement/PPM, Catheter has 7 employees.  Catheter does not expect material changes to this number for New Catheter immediately following the Merger.

Properties

Catheter’s administrative, manufacturing and development activities are performed in a 3,000 square foot leased facility in Mount Olive NJ.  The lease had an original term of three years and is due to expire December 31, 2022.  For the year ended December 31, 2021 and 2020, the amounts paid for rent to totaled $25,585 and $25,934, respectively.  Catheter’s principal offices are located at 500 International Drive, Mount Olive, NJ 07828, telephone (973) 691-2000, facsimile (973) 691-7573.

Catheter believes its existing facilities are suitable to meet current and future anticipated operational needs.

Catheter Financial Statements

The following financial statements are filed as exhibits with the Form 8-K:

1.	Audited financial statements of Catheter for the fiscal years ended December 31, 2021 and December 31, 2020
2.	Unaudited financial statements of Catheter for the six-month periods ended June 30, 2022 and June 30, 2021

Unaudited pro forma combined financial information of Ra Medical Systems, Inc. and Catheter Precision, Inc. as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022.

Exhibit 99.3

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

SEPTEMBER 9, 2022

Set forth below is a Management’s Discussion and Analysis of the Financial Condition and Results of Operations (“MD&A”) of Catheter Precision, Inc., a Delaware corporation (“Catheter” or, for the purposes of this MD&A, the “Company”), which has been prepared as of the date set forth above in connection with a proposed merger (the “Merger”) with Ra Medical Systems, Inc. (“Ra”) and a Form 8-K regarding the Merger filed by Ra on or about the date hereof (the “Form 8-K”). This MD&A is intended to be read in conjunction with the Form 8-K and the other exhibits thereto, which include further information about the Merger, a summary description of Catheter’s business, risk factors related to Catheter’s business and the Merger, historical financial statements of Catheter, and pro forma financial statements reflecting the proposed Merger.  This MD&A should also be read in conjunction with Ra’s other past and future SEC filings, including its proxy statement related to the Merger when it becomes available and, to the extent relevant, registration statements filed under the Securities Act of 1933.  Catheter stockholders should read this summary in conjunction with the Joint Private Placement Memorandum and Information Statement to be distributed by the two companies jointly in connection with the Merger.  This MD&A contains forward-looking statements that involve risks and uncertainties. See “CAUTION REGARDING FORWARD LOOKING STATEMENTS” in the Form 8-K, and the risk factors filed with the Form 8-K, for further information regarding the considerations which cause actual results to vary from the forward looking statements contained herein.  This MD&A speaks as of the date set forth above, and you should assume that the information set forth below is accurate only as of such date.

Impact of COVID-19

COVID-19 has adversely affected Catheter’s financial condition and results of operations. The impact of the COVID-19 outbreak on businesses and the economy in the United States is expected to continue to be significant. The extent to which the COVID-19 outbreak will continue to impact businesses and the economy is highly uncertain. Accordingly, Catheter cannot predict the extent to which its financial condition and results of operation will be affected.

On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency caused by a new strain of the coronavirus and advised of the risks to the international community as the virus spread globally. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic based on the rapid increase in exposure globally. The spread of COVID-19 coronavirus has caused public health officials to recommend precautions to mitigate the spread of the virus, especially as to travel and congregating in large numbers. In addition, certain states and municipalities have enacted quarantining regulations which severely limit the ability of people to move and travel.

In addition, Catheter is uncertain of the full effect the pandemic will have on it for the longer term since the scope and duration of the pandemic is unknown, and evolving factors such as the level and timing of the distribution of efficacious vaccines across the world and the extent of any resurgences of the virus or emergence of new variants of the virus, such as the Delta variant and the Omicron variant, will impact the stability of economic recovery and growth. Catheter may experience long-term disruptions to its operations resulting from changes in government policy or guidance; quarantines of employees, customers and suppliers in areas affected by the pandemic; and closures of businesses or manufacturing facilities critical to its business.

Overview

Catheter’s primary customers are hospitals providing cardiac electrophysiology lab procedures.  Catheter believes there are 2,000 - 3,000 EP labs in the US and a similar number of labs outside of the US performing approximately 600,000 ablation procedures annually.

Currently, ventricular ablations are underserved and there are approximately 80,000 procedures annually. Due to growth drivers, such as an aging population and technological advancements in this space, this number is expected to continue to grow.

Catheter’s business model involves the one-time sale of the VIVO software on a laptop to hospitals as a capital purchase followed by the sale of Catheter’s single-use disposable patches for use in creating the 3D image. Following the initial software sale, Catheter provides customer support through training and sales of Catheter’s single-use disposable, the VIVO positioning patches. The use of the positioning patches represents opportunity for recurring revenue for each procedure using the VIVO System. Catheter also sells service contracts providing various levels of ongoing product service, support and training.  Additionally, Catheter hopes to generate future revenue through upgrades and enhancements, with future generations of software.

Product Evaluations, Purchasing and Training

Before purchase, most customers choose to evaluate VIVO to learn how it works and ensure that it provides value to their practice. A product evaluation is free of charge for five patients, utilizes designated evaluation units and is supported by a clinical specialist. In general, the evaluation is completed no more than 8 weeks after the first procedure, but the goal is to complete the evaluation process in a shorter time frame.  During the evaluation procedures, a VIVO clinical specialist assists the hospitals in obtaining properly formatted imaging (CT or MRI) from the radiation department and conducting training for the staff. The staff are taught how to upload CT or MRI, take a 3D image, and upload the 12 lead ECG recording into the VIVO System. The clinical specialist is on site to aide in the creation of a model of the patient heart and torso. At the end of the evaluation, case summaries are compiled and presented to the physician.

Upon receipt of a purchase order for a VIVO system, a clinical specialist will return to the hospital and conduct additional training. There are no significant installation activities for the VIVO System. The goal of training is to ensure that the hospital staff can upload data into VIVO.  Catheter’s staff can login remotely to the VIVO system and provide continued support in creating the heart and torso model.

Corporate Growth Strategy

Our goal is to establish VIVO as an integral tool used by cardiac electrophysiologists during ablation treatment of ventricular arrhythmias by reducing procedure time and patient complications and increasing procedural success.

In today’s healthcare environment, the process for new technologies to be adopted and penetrate market share has become more complex, with the need to win over multiple stakeholders within clinical, administrative and support teams in hospitals, and increasingly Catheter must target the administrators in integrated delivery networks. To accomplish this, Catheter intends to:

•

Develop initial users that demonstrate clinical and economic benefits and support studies which provide evidence of tangible benefits to prospective customers, such as procedural success, patient complications and reduced procedure times.

•	Collaborate with clinical thought leaders to establish clinical techniques, evolve Catheter’s product features and demonstrate enhanced capabilities to broaden the appeal of VIVO.
•

Expand Catheter’s FDA clearance to market Catheter’s products for additional procedure types.  In Europe, Catheter is cleared for pre-procedural planning in all types of hearts and procedures.  In the US, Catheter will seek clearance for ischemic hearts to broaden the indications for use of our products, which can expand clinical demand.

•	Enhance the design, user utility and clinical capability of VIVO through further product development and collaboration with clinical users.
•

Seek to engage collaboration with larger market participants and their larger sales force coverage to integrate the prospecting, sale and support of Catheter’s products in conjunction with other products used in electrophysiology procedures.

•	Opportunistically identify acquisitions to enhance Catheter’s enterprise scale, sales synergy and fixed cost coverage.
•	Seek to obtain codes for reimbursement from Medicare to broaden the appeal of using VIVO in the physician’s clinic.

Significant Investment in U.S. Sales Organization

Today, Catheter utilizes a mix of distribution partners (Europe), independent sales agents (US) specializing in EP products, and direct employees providing clinical support and product specialization.  In the U.S., the VIVO System and patches are currently sold by independent sales agents who call on electrophysiologists, lab staff and hospital administrators. This sales team qualifies appropriate prospective customers, and with support from Catheter’s direct clinical specialists they conduct product demonstrations, and support customer training and case usage.  In Europe, Catheter’s products are sold through distributors, supported by three full time and one part time contracted employees.

In addition, in both the US and Europe, Catheter has entered into a co-marketing agreement with Stereotaxis (“STX”). The goal is to leverage the compatibility of VIVO with their robotic system. STX customers are the same customers for VIVO, and VIVO provides their customers with an added tool to reduce procedure time.

For the immediate future, Catheter plans to continue marketing its products in the United States through regional sales agents who identify target prospective customers to educate, and demonstrate Catheter’s products, leading to adoption and purchase of Catheter’s technology. Catheter will continue to use direct clinical specialists to provide training and ongoing clinical support.

In the future, Catheter intends to market Catheter’s products in the United States and certain International markets using a combination of a direct sales force and independent distributors.  This may require Catheter to make a significant investment building Catheter’s U.S. commercial infrastructure and sales force and in recruiting and training Catheter’s sales representatives and clinical specialists for U.S. commercialization of VIVO.  This is a lengthy process that requires recruiting appropriate sales representatives, establishing a commercial infrastructure in the United States, and training Catheter’s sales representatives, and will require significant ongoing investment by us.  Following initial training, Catheter’s sales representatives typically require lead time in the field to grow their network of accounts, coordinate their sales efforts with each hospital’s capital budgeting and acquisition cycle and produce sales results. Successfully recruiting and training a sufficient number of productive sales representatives is required to achieve growth at the rate Catheter desires.

Marketing and market development activities will target increasing Catheter’s product usage and expanding the applications of VIVO into the physician clinic and not just hospitals by employing a reimbursement specialist to provide reimbursement for VIVO in different settings.

Outside the United States, Catheter will continue to foster additional key partner relationships with distributors who will market, sell and support its products.

In addition, Catheter believes there are opportunities to offer additional complementary products through Catheter’s sales and marketing channels that would enhance the productivity of Catheter’s sales force and provide additional scale to Catheter’s revenue, better covering fixed operating costs.

VIVO License Agreements

On May 1, 2016, Catheter entered into a certain Software and Technology license agreement with PEACS, NV, a Netherlands company (“PEACS”), for the exclusive worldwide license of the underlying technology to its VIVO product, including intellectual property rights and patent applications pertaining thereto.  The license was for use of the technology for the field of use defined as “the localization of the origin of cardiac activation for the electrophysiology treatment and/or detection of cardiac arrhythmias.”  In consideration for the license, Catheter issued to PEACS 300,000 shares of Catheter’s common stock.  The license agreement called for Catheter to pay for the prosecution and maintenance of patents to protect the technology.

Simultaneously with the execution of the license agreement, Catheter also entered into a Consulting agreement, which called for PEACS to continue in the development of the technology, with monthly payments aggregating $1,512,000 over three years.

In May, 2021, the Software and Technology License Agreement was modified to modify the field of use specifically exclude the use of clinical applications for the implanting of atrial or ventricular pacemakers, including bi-ventricular pacemakers.  As part of the modification, Catheter and PEACS agreed to settle certain differences between them, including amounts due under the consulting agreement.  A final payment of $375,000 was paid by Catheter for services under the Consulting Agreement, and the Consulting Agreement was cancelled and terminated.  PEACS paid Catheter $200,000 for certain intellectual property rights to methods and systems for cardiac resynchronization.

Royalty Agreements

In February 2022 Catheter agreed to a royalty agreement for a design from a third party individual for a device which could be used for the closure of wound openings created by a physician for the insertion of catheters or other instruments into the body (the “Surgical Vessel Closing Pressure Device”).  Catheter has since filed a provisional application with the US Patent and Trademark Office, covering the idea assigned to Catheter.  Catheter has agreed to pay a royalty fee of 5% on net sales up to $1 million, reducing thereafter to 2% of net sales up to a total of $10 million in royalties.  Royalty payments end on revenues through February 28, 2032, regardless if the total of $10 million has been paid.

If the Merger closes, additional royalty rights (the “Royalty Rights”) with respect to the Surgical Vessel Closing Pressure Device are expected to be granted to the holders (the “Noteholders”) of Catheter’s currently outstanding convertible promissory notes (the “Notes”) in exchange for forgiveness of the interest that has accrued under those notes but remains unpaid, pursuant to the terms of certain Debt Settlement Agreements expected to be entered into in connection with the Merger.  The agreements provide for the Noteholders to receive, in the aggregate, 12% of the Net Sales, if any, of the Surgical Vessel Closing Pressure Device, to be allocated proportionately among the Noteholders based upon the amount of accrued but unpaid interest owing to each.  David A. Jenkins, Catheter’s Chairman of the Board and CEO, and his affiliates will receive 11.77%, and a trust established by one of Catheter’s directors will receive .05%.  For further information regarding the Notes, see below “Comparison of the Six Months Ended June 30, 2021 and 2022 -- Convertible Promissory Notes – Related Parties and Derivative Liability” and “Liquidity and Capital Resources.”

Investment in Research and Development

Research and development expense primarily consists of salaries, product development, third-party contractors, and materials as well as costs related to obtaining regulatory approvals.

For the years ended December 31, 2021 and 2020, Catheter recorded research and development expenses of $422,354 and $686,136, respectively. Included in research and development costs for the year ended December 31, 2020 was an accrual of approximately $250,000 related to the PEACS license. During 2020, Catheter employed one full time and one part time product development employee.  During 2021, Catheter shifted its product development activities to a third party consulting group.

Catheter intends to continue investing resources in research and development in the future to facilitate the use of the VIVO System by developing product enhancements to improve product performance and patient outcomes, and enhance the physician and patient experience, and to build and maintain Catheter’s patient registry.

VIVO Manufacturing

VIVO manufacturing, inventory and product fulfillment is housed in Catheter’s 3,000 square feet headquarters office in Mt. Olive, NJ.  This facility has one full time employee for fulfillment and other administrative activities and one part-time consultant who oversees manufacturing and quality objectives.

The VIVO software is installed on an off the shelf laptop which meets product specifications pertaining to graphics cards, storage, and screen size. The VIVO system also comes with an off the shelf 3D camera, RealSense™, purchased from Intel.

The VIVO Positioning Patches are a disposable component that is single use and required to be used on each patient at the time the 3D image is taken. This product is manufactured by a third party and shipped to Catheter’s facility.

Comparison of the Six Months Ended June 30, 2021 and 2022

Revenue, Cost of Sales and Gross Profit

	For the Six Months Ended June 30,
	2021	2022
Revenue	$33,821	$132,337
Cost of sales	4,874	8,242
Gross profit	$28,947	$124,095

Revenue

Revenue is generated from the sales of our VIVO System, software upgrades and single use disposable patches directly to hospitals and to our international distributors.  Revenue for the six months ended June 30, 2022 increased by $98,516 from $33,821 to $132,337 as we initiated a limited market release of VIVO in the US during 2021.

	For the Six Months Ended June 30,
Revenue by Type	2021	2022
Net sales from sale of hardware	$33,821	$110,527
Net sales from sale of software	-	21,810
Net sales from software upgrades	-	-
Total Net Sales	$33,821	$132,337

Cost of Sales

Cost of Sales for the six months ended June 30, 2022 increased by $3,368 from $4,874 to $8,242.  The principal component of cost of sales is the cost of the off the shelf computer incorporated into a VIVO System as well as the cost of disposable patches sold to customers.

Gross Profit

Gross profit for the six months ended June 30, 2022 increased by $95,148 from $28,947 to $124,095 due to increased sales.  Given our limited operations and the use of outside vendors, Catheter is able to operate with low fixed overhead costs.  We believe we will be able to effectively manage costs in this manner for the next 12 to 24 months.

Operating Expenses

Our operating expenses consist of research and development expense, sales and marketing expense and general and administrative expense.  Personnel costs are the most significant component of operating expenses and consist of salaries, benefits, stock-based compensation, and sales commissions. We expect operating expenses to increase in absolute dollars as we grow our business.

	For the six months ended June 30,
	2021	2022

General and Administrative Expense	$658,922	$723,525
Research and Development Expense	146,535	114,829
Sales and Marketing Expense	472,242	614,288
Total Operating Expense	$1,277,699	$1,452,642

General and Administrative Expense

General and administrative expense consists primarily of personnel costs, including salary, employee benefits and stock-based compensation expenses for our administrative personnel that support our general operations, such as information technology, executive management and financial accounting.  It also includes costs attributable to intellectual property and other legal fees, audit fees, general business insurance, consulting services, depreciation and facilities costs.

General and administrative expense for the six months ended June 30, 2022 increased by $64,603 from $658,922 to $723,525.  The increase was attributable to higher legal, audit and professional accounting fees and by higher salary expense.

Research and Development Expense

Research and development costs are expensed as incurred.  Research and development expense consist of costs of technology licenses, third-party software development consultants, engineering supplies and materials.  Research and development expense also include costs related to our clinical and quality and regulatory activities, including medical advisors, contractors, research grants and all clinical study-related costs.

Research and development expense for the six months ended June 30, 2022 decreased by $31,706 from $146,535 to $114,829.  During the six months ended June 30, 2021, we charged to research and development expense approximately $17,000 of costs incurred with our third-party design engineering contractor related to the VIVO which were largely non-recurring in 2022.  During 2021, the Company incurred clinical study related costs of approximately $59,000 as compared to approximately $46,000 during 2022.

It is likely that we will incur increased clinical and regulatory related costs in 2022 and beyond, including costs associated with our post-market surveillance registry of our most recent FDA de novo clearance for use of the VIVO System and costs of any study undertaken as we attempt to expand our approved indications for use.

Sales and Marketing Expense

Sales and marketing expense consist primarily of personnel costs, including salary, commissions, employee benefits and stock-based compensation expenses for our sales and marketing personnel and contractors in the U.S. and Europe.  It also includes costs associated with product demonstrations, trade shows, marketing materials, royalties, and travel.

Sales and marketing expense for the six months ended June 30, 2022 increased by $142,046 from $472,242 to $614,288.  The primary cause for the increase was an increase in headcount, travel, trade show and related expenses as we achieved limited commercialization of VIVO in the US and EU.

Other Income and Expense, Income Tax Benefit

	For the Six Months Ended June 30,
	2021	2022
Interest income	$25	$-
Interest expense	(1,361,315)	(1,537,043)
Gain on Forgiveness of PPP loan	200,000	-
Gain on transfer of intangible assets	200,000	-
Change in fair value of derivative liability	(22,664)	(57,232)
Loss on Foreign currency transaction	(2,146)	(6,623)
	$(986,100)	$(1,600,898)

Interest Expense

The aggregate balance of the Company’s convertible promissory notes (the “Notes”), including amounts payable to officers, directors and stockholders of the Company is $25,465,000 at June 30, 2022.  The notes accrue interest at a rate of 12% per year that is payable in cash upon maturity.  During the six months ended June 30, 2022, the Company recorded interest expense of $1,537,043 on these notes as compared to $1,361,315 during the six months ended June 30, 2021.  Interest expense increased due to increased borrowing under the notes.

Accrued but unpaid interest on the notes at June 30, 2022 was $12,546,716.

Forgiveness of PPP loan

On April 30, 2020, the Company received approximately $200,000 in loan proceeds from the Payroll Protection Program (the “PPP”) administered by the Small Business Administration (the “SBA”) of the United States government. This program was established under the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). In accordance with the provisions of the PPP, the use of the proceeds is restricted by the CARES act for such expenses as payroll related costs and other allowable costs as defined by the PPP. The Company submitted the application for forgiveness of the PPP loan on November 4, 2020. During the year ended December 31, 2021 the Company received forgiveness for the entire amount of principal and accrued interest of the PPP loan. The Company recorded a gain for the loan proceeds forgiven within other income for the six months ended June 30, 2021.

Gain on transfer of intangible assets

In May 2020, the Company received a Summons to appear before the District Court of the Hague in a matter brought against the Company by PEACS B.V. The dispute concerns the ownership of one of the Company’s European patents and services provided by PEACS B.V. relating to its VIVO product. Management accrued $375,000 at December 31, 2020 representing its best estimate for the resolution of the PEACS B.V dispute.

In May 2021, the Company and PEACS B.V. settled the outstanding litigation. As part of the settlement, the Company agreed to pay PEACS B.V. $375,000. Additionally, PEACS B.V. agreed to pay $200,000 to the Company for the transfer of certain patents. Ultimately, the $200,000 due for the transfer of the patents was offset against the $375,000 due to PEACS B.V. Therefore, the Company paid PEACS B.V. $175,000 and recorded a gain on the transfer of intangible assets of $200,000 for the six months ended June 30, 2021.

Convertible Promissory Notes – Related Parties and Derivative Liability

In March 2017, the Company issued convertible promissory notes (the “Notes”) to four shareholders of the Company for an aggregate principal amount of $10,410,000. The notes bear interest at a rate of 12% per annum and matured on December 31, 2017 (“Maturity Date”). Upon Maturity Date, the four shareholders extended all terms related to the Notes. Any new monies provided under the Notes were also made pursuant to the same terms and, effective January 1, 2018, all monies due pursuant to the Note are due and payable on demand.

In 2020, the related party holder of Convertible Promissory Note One provided the Company with an additional $2,920,000 in cash proceeds which was received by the Company for the year ended December 31, 2020.

In 2021, the related party holder of Convertible Promissory Note One provided the Company with an additional $2,350,000 in cash proceeds which was received by the Company for the year ended December 31, 2021.

During the six months ended June 30, 2022 , the related party holder of Convertible Promissory Note One provided the Company with an additional $1,480,000 in cash proceeds which was received by the Company for the six months ended June 30, 2022.  All monies due pursuant to the Note are due and payable on demand.

The Notes provide that upon the closing of the Company’s next financing in an aggregate amount greater than $8,000,000 (“Next Financing”), the outstanding principal balance of each Note shall convert into shares of stock at a conversion price per share equal to 80% of the lowest price per share paid by the investors in the Next Financing.  The Notes also provide that upon a Change in Control, the Notes will either become due and payable in full prior to closing, or will convert into Company common stock or other securities on terms and conditions agreed upon by the Company and the requisite purchasers.

Upon closing, the Notes settle by providing the holder with a variable number of shares sold in the Next Financing with an aggregate fair value determined by reference to the debt principal. In this scenario, the value that the holder receives at settlement does not vary with the value of the Company's common stock, so the settlement provision was not a typical conversion option. Rather, the share settlement feature was considered a contingent redemption provision (i.e., a contingent embedded put). The Company evaluated the embedded put features in accordance with ASC 815-15-25. The embedded puts are not clearly and closely related to the debt host instrument and therefore have been separately measured at fair value, with subsequent changes in fair value recognized in the Statement of Operations.

Management used a scenario-based analysis to estimate the fair value of the embedded put features at issuance of the Convertible Notes as of June 30, 2022 and December 31, 2021.  At June 30, 2022 and December 31, 2021, the fair value of the derivative liability was $1,182,000 and $1,057,000, respectively.  The Company recorded a loss related to the increase in fair value of the derivative liability of $57,232 and $22,664 for the six months ended June 30, 2022 and 2021, respectively.  Additionally, the Company recorded debt discounts to the Notes which were fully amortized as non-cash interest expense of $67,768 and $53,336 for the six months ended June 30, 2022 and 2021, respectively.

If and when the Merger closes, the Notes are expected to be discharged pursuant to the terms of the Debt Settlement Agreements as further described below under “Liquidity and Capital Resources.”

Comparison of the Years Ended December 31, 2020 and 2021

Revenue, Cost of Revenue and Gross Loss

	2020	2021
Revenue	$48,103	$148,569
Cost of sales	3,160	9,633
Gross profit	$44,943	$138,936

Revenue

Revenue is generated from the sales of Catheter’s VIVO System and single use disposable patches directly to hospitals and to Catheter’s international distributors.  Revenue for the year ended December 31, 2021 increased by $100,466 from $48,103 to $148,569 as Catheter initiated a limited market release of VIVO in the US.  All of Catheter’s sales are denominated in U.S. dollars.

Cost of Sales

Cost of Sales for the year ended December 31, 2021 increased by $6,473 from $3,160 to $9,633.  The principal component of cost of sales is the cost of the off the shelf computer incorporated into a VIVO System as well as the cost of disposable patches sold to customers.

Gross Profit

Gross profit for the year ended December 31, 2021 increased by $93,993 from $44,943 to $138,936.  Given Catheter’s limited operations and the use of outside vendors, Catheter is able to operate with low fixed overhead costs.  Catheter believes it will be able to effectively manage costs in this manner for the next 12 to 24 months.

Operating Expenses

Catheter’s operating expenses consist of research and development expense, sales and marketing expense and general and administrative expense.  Personnel costs are the most significant component of operating expenses and consist of salaries, benefits, stock-based compensation, and sales commissions. Catheter expects operating expenses to increase in absolute dollars as Catheter’s business grows.

2020	2021

General and Administrative Expense	$1,302,972	$1,118,565
Research and Development Expense	686,136	422,354
Sales and Marketing Expense	821,163	1,109,593
Total Operating Expense	$2,810,271	$2,650,512

General and Administrative Expense

General and administrative expense consists primarily of personnel costs, including salary, employee benefits and stock-based compensation expenses for Catheter’s administrative personnel that support Catheter’s general operations, such as information technology, executive management and financial accounting.  It also includes costs attributable to intellectual property and other legal fees, audit fees, general business insurance, consulting services, depreciation and facilities costs.

General and administrative expense for the year ended December 31, 2021 decreased by $184,407 from $1,302,972 to $1,118,565.  The decrease was partly attributable to lower G&A salaries and lower legal and professional accounting fees.

Research and Development Expense

Research and development costs are expensed as incurred.  Research and development expense consists of costs of technology licenses, third-party software development consultants, engineering supplies and materials.  Research and development expense also includes costs related to Catheter’s clinical and regulatory activities, including medical advisors, contractors, research grants and all clinical study-related costs.

Research and development expense for the year ended December 31, 2021 decreased by $263,782 from $686,136 to $422,354. During 2021, Catheter charged to research and development expense approximately $87,000 of costs incurred with Catheter’s third-party design engineering contractor related to the VIVO.  During 2020, Catheter employed one full time and one part time R&D engineer. Additionally, 2020 included $375,000 of expense accrued for the PEACS license which did not recur in 2021.

It is likely that Catheter will incur increased clinical and regulatory related costs in the remainder of 2022 and beyond, including costs associated with Catheter’s post-market surveillance registry of Catheter’s most recent FDA de novo clearance for use of the VIVO System and costs of any study undertaken as Catheter attempts to expand its approved indications for use.

Sales and Marketing Expense

Sales and marketing expense consist primarily of personnel costs, including salary, commissions, employee benefits and stock-based compensation expenses for Catheter’s sales and marketing personnel and contractors in the U.S. and Europe.  It also includes costs associated with product demonstrations, trade shows, marketing materials, royalties, and travel.

Sales and marketing expense for the year ended December 31, 2021 increased by $284,430 from $821,163 to $1,109,593.  The primary cause for the increase was an increase in headcount, and travel and related expenses for Catheter’s EU based employees as Catheter achieved limited commercialization of VIVO in Europe.

Other Income and Expense, Income Tax Benefit

	2020	2021
Interest income	$74	$35
Interest expense	(2,636,638)	(2,828,393)
Forgiveness of PPP loan	-	200,000
Gain on transfer of intangible assets	-	200,000
Change in fair value of derivative liability	2,951,736	(43,437)
Loss on Foreign currency transaction	(623)	(6,337)
	$(45,451)	$(2,478,132)

Interest Expense

The aggregate balance of Catheter’s convertible promissory notes, including amounts payable to officers, directors and stockholders of Catheter was $23,985,000 at December 31, 2021.  The notes accrue interest at a rate of 12% per year that is payable in cash.  Accrued but unpaid interest on the notes at December 31, 2021 was $11,077,041.

Forgiveness of PPP loan

On April 30, 2020, Catheter received approximately $200,000 in loan proceeds from the Payroll Protection Program (the “PPP”) administered by the Small Business Administration (the “SBA”) of the United States government. This program was established under the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). In accordance with the provisions of the PPP, the use of the proceeds was restricted by the CARES act for such expenses as payroll related costs and other allowable costs as defined by the PPP. Catheter submitted the application for forgiveness of the PPP loan on November 4, 2020. During the year ended December 31, 2021 Catheter received forgiveness for the entire amount of principal and accrued interest of the PPP loan. Catheter recorded a gain for the loan proceeds forgiven within other income for the year ended December 31, 2021.

Gain on transfer of intangible assets

In May 2020, Catheter received a Summons to appear before the District Court of the Hague in a matter brought against Catheter by PEACS B.V. The dispute concerned the ownership of one of Catheter’s European patents and services provided by PEACS B.V. relating to its VIVO product. Management accrued $375,000 at December 31, 2020 representing its best estimate for the resolution of the PEACS B.V dispute.

In May 2021, Catheter and PEACS B.V. settled the outstanding litigation. As part of the settlement, Catheter agreed to pay PEACS B.V. $375,000. Additionally, PEACS B.V. agreed to pay $200,000 to Catheter for the transfer of certain patents. Ultimately, the $200,000 due for the transfer of the patents was offset against the $375,000 due to PEACS B.V. Therefore, Catheter paid PEACS B.V. $175,000 and recorded a gain on the transfer of intangible assets of $200,000 for the year ended December 31, 2021.

Convertible Promissory Notes – Related Parties and Derivative Liability

In March 2017, Catheter issued convertible promissory notes (the “Notes”) to four shareholders of Catheter (See Note 13) for an aggregate principal amount of $10,410,000. The notes bear interest at a rate of 12% per annum and matured on December 31, 2017 (“Maturity Date”). Upon the Maturity Date, the four shareholders extended all terms related to the Notes. Any new monies provided under the Notes were also made pursuant to the same terms and, effective January 1, 2018, all monies due pursuant to the Notes were due and payable on demand.

In 2020, the related party holder of Convertible Promissory Note One, provided Catheter with an additional $2,920,000 in cash proceeds which was received by Catheter for the year ended December 31, 2020.

In 2021, the related party holder of Convertible Promissory Note One, provided Catheter with an additional $2,350,000 in cash proceeds which was received by Catheter for the year ended December 31, 2021.

During the six months ended June 30, 2022, the related party holder of Convertible Promissory Note One provided the Company with an additional $1,480,000 in cash proceeds which was received by the Company for the six months ended June 30, 2022. All monies due pursuant to the Notes are due and payable on demand.

The Notes contain additional conversion features, including that upon the closing of Catheter’s next financing in an aggregate amount greater than $8,000,000 (“Next Financing”), the outstanding principal balance of each Note shall convert into shares of stock at a conversion price per share equal to 80% of the lowest price per share paid by the investors in the Next Financing.  The Notes also provide that upon a Change in Control, the Notes will either become due and payable in full prior to closing, or will convert into Company common stock or other securities on terms and conditions agreed upon by the Company and the requisite purchasers.

Under the Next Financing conversion provision, upon closing, the Notes settle by providing the holder with a variable number of shares sold in the Next Financing with an aggregate fair value determined by reference to the debt principal. In this scenario, the value that the holder receives at settlement does not vary with the value of Catheter's common stock, so the settlement provision was not a typical conversion option. Rather, the share settlement feature was considered a contingent redemption provision (i.e., a contingent embedded put). Catheter evaluated the embedded put features in accordance with ASC 815-

15-25. The embedded puts are not clearly and closely related to the debt host instrument and therefore have been separately measured at fair value, with subsequent changes in fair value recognized in the Statement of Operations.

The embedded put features are separately measured at fair value, with changes in fair value recognized in current operations. Management used a scenario-based analysis to estimate the fair value of the embedded put features at issuance of the Notes and as of December 31, 2021 and December 31, 2020. The original values of the embedded put features were recorded as a debt discount to the Notes which has been fully amortized as non-cash interest expense during the year ended December 31, 2017. At December 31, 2021 and December 31, 2020, the fair value of the derivative liability was $1,057,000 and $910,000, respectively. Catheter recorded a loss related to the increase in fair value of the derivative liability of $43,437 and a gain related to the decrease in fair value of the derivative liability of $2,591,736 for the years ended December 31, 2021 and 2020, respectively. Catheter recorded a debt discount to the Notes which were fully amortized as non-cash interest expenses of $103,563 and $226,736 for the years ended December 31, 2021 and 2020, respectively.

If and when the Merger closes, the Notes are expected to be discharged pursuant to the terms of the Debt Settlement Agreements as further described below under “Liquidity and Capital Resources.”

Liquidity and Capital Resources

Since Catheter’s incorporation, Catheter has received equity financing, debt financing through stockholders and grant monies from a non-profit foundation to develop the technology and pursue the regulatory approvals necessary to commercialize Catheter’s products in the United States and European Union (“EU”). The amount of equity investment in Catheter from its incorporation through June 30, 2022 was approximately $36 million. The amount of Convertible Promissory Notes issued through June 30, 2022 was approximately $25,465,000.  The amount of accrued and unpaid interest on these Notes at June 30, 2022 was approximately $12,546,000.

As of the date hereof, Catheter has incurred additional debt in the form of short-term, interest-free advances (the “Advances”) from Mr. Jenkins in the principal amount of $350,000, and expects that additional Advances will be required prior to consummating the Merger in order to continue operations.

Catheter expects to continue to incur net losses for the next several years and therefore require additional funding, which may include future equity and debt financings.  There is no guarantee that this financing can be obtained.

As noted above, if and when the Merger closes, it is anticipated that under the Debt Settlement Agreements, the Notes will be discharged and the interest accrued thereon forgiven as described.  Under the terms of the Debt Settlement Agreements and the Merger Agreement, at closing the principal of the Notes would be converted into a right to receive shares of Ra common stock at the price specified by the Merger Agreement and described in more detail in the Form 8-K.  Outstanding interest accrued by unpaid would be forgiven in exchange for the Royalty Rights described above under “Royalty Agreements.”  The Advances are not included in the Debt Settlement Agreements and will not be so discharged.

As of June 30, 2022, Catheter had approximately $76,000 in cash and cash equivalents. As of December 31, 2021, Catheter had approximately $12,000 in cash and cash equivalents.

On March 31, 2022, the holders of a majority of the then outstanding shares of Preferred Stock, voted together as a single class, and approved the conversion of all shares of Preferred Stock into a total of 8,651,207 shares of Common Stock as determined in accordance with the Certificate of Incorporation. All current holders of Preferred Stock were advised of the conversion on March 31, 2022. The Company recorded its quarterly liquidation preference prior to the conversion of preferred stock to common stock, and converted the outstanding balance including the March 31, 2022 liquidation preferences to common stock.

Net cash used in operating activities was approximately $1,411,000 for the six months ended June 30, 2022.  Net loss for the six months ended June 30, 2022 and 2021 was $2,929,000 and $2,235,000, respectively.

Net cash used in operating activities was approximately $2,654,000 for the year ended December 31, 2021. Net loss for the year ended December 31, 2021 and 2020 was approximately $4,990,000 and $2,811,000, respectively.

As of June 30, 2022, Catheter had an accumulated deficit of approximately $114,384,000, total outstanding convertible debt of $25,465,000, and total outstanding interest payable of approximately $12,547,000, which is due on demand. Catheter’s accumulated deficit as of December 31, 2021 was approximately $111,548,000.

Catheter has incurred substantial losses and negative cash flows from operations to date and expects to incur operating losses for the foreseeable future as it expands its commercialization efforts of its current product. Catheter is not in default of any covenants required by the lenders, however if such default should occur, the outstanding debt could become due and payable immediately. Catheter is unable to predict the extent of any future losses or when Catheter will become profitable, if at all. Catheter’s future capital requirements will depend upon many factors, including progress with developing, manufacturing and marketing its technologies, the time and costs involved in preparing, filing, prosecuting, maintaining and enforcing patent claims and other proprietary rights, its ability to establish collaborative arrangements, marketing activities and competing technological and market developments, including regulatory changes affecting medical procedure reimbursement, and overall economic conditions in our target markets.

Catheter’s strategic plans are to build on its existing business, as well as grow through buy-and-build strategic acquisitions and partnerships. Catheter will be required to raise additional capital to pursue this strategy as well as to continue to support its operations at the current cash expenditure levels; however, Catheter cannot be certain that additional funding will be available on acceptable terms, or at all.  The Board has recommended approval of the Merger because it believes that the Merger will enhance Catheter’s ability to execute on these plans, and that the combined company will provide a better platform to actualize its vision.

To the extent that Catheter or the combined company raises additional funds by issuing equity securities, stockholders may experience significant dilution. Any debt financing, if available, may include potential dilutive instruments and include restrictive covenants that impact Catheter’s or any combined company’s ability to conduct business. If Catheter is unable to raise additional capital when required or on acceptable terms, Catheter may have to (i) significantly scale back its current operations and/or commercialization efforts or (ii) relinquish or otherwise dispose of rights to technologies or products on unfavorable terms.  As Catheter continues to incur losses, Catheter’s transition to profitability is dependent upon achieving a level of revenues adequate to support Catheter’s cost structure.  Catheter may never achieve such profitability, and unless and until doing so, it will be necessary for Catheter to attempt to raise additional capital, which may not be available or available on terms acceptable to us.  Although the Board believes that the proposed Merger will enhance the Company’s ability to execute on its plans, achieve profitability, and actualize its acquisition growth strategy, the combined company will remain subject to the foregoing risks.

Summary of Cash Flows

	For the year ended December 31,		For six months ended June 30,
	2020	2021	2021	2022

Cash used in operating activities	$(2,874,668)	$(2,653,522)	$(1,389,375)	$(1,410,514)
Cash used in investing activities	(9,132)	(24,072)	(2,856)	(12,431)
Cash provided by financing activities	3,120,000	2,350,000	1,250,000	1,480,000
Effect of Exchange Rate on cash	623	6,337	2,146	6,623
Net increase (decrease) in cash	$236,823	$(321,257)	$(140,085)	$63,676

Cash Used in Operating Activities

Net cash used in operating activities increased by $21,139 from $1,389,375 for the six months ended June 30, 2021 to $1,410,514 for the six months ended June 30, 2022.  The net loss for the six months ended June 30 2021 of $2,234,852 included an unfavorable change in the derivative liability related to the conversion feature of its Notes of $22,664, while the net loss of $2,929,445 recorded in for the six months ended June 30, 2021 included a unfavorable change in the fair value of derivative liability of $57,232.  During the six months ended June 30, 2021 and 2022, the Company incurred accrued but unpaid interest on its Notes Payable to related parties of $1,307,979 and $1,469,275, respectively, favorably impacting cash flow from operations.

Net cash used in operating activities decreased by $221,146 from $2,874,668 for the year ended December 31, 2020 to $2,653,522 for the year ended December 31, 2021.  The net loss in 2021 of $4,989,708 included an unfavorable change in the derivative liability related to the conversion feature of its Notes of $43,437 while the net loss of $2,810,779 recorded in 2020 included a favorable change in the fair value of derivative liability of $2,591,736.  The $2,591,736 non-cash variance in the change in fair value of the derivative liability represented the majority of the change in net loss for the years.  During the years ended December 31, 2020 and 2021, the Company incurred accrued but unpaid interest on its Notes Payable to related parties of $2,409,903 and $2,724,830, respectively, favorably impacting cash flow from operations.

Cash flow from operating activities during the year ended December 31, 2021 were also impacted by the forgiveness of a $200,000 PPP loan and a $200,000 gain on the transfer of intangible assets.

Cash Used in Investing Activities

Cash used in investing activities was $2,856 and $12,431 during the six months ended June 30, 2021 and 2022, respectively.  These purchases are primarily computer equipment and VIVO demo equipment purchased during the periods.

Cash used in investing activities increased by $14,940 from $9,132 during the year ended December 31, 2020 to $24,072 during the year ended December 31, 2021.  These purchases are primarily computer equipment and VIVO demo equipment purchased during the periods.

Cash Provided by Financing Activities

Cash provided by financing activities of $1,480,000 and $1,250,000 during the six months ended June 30, 2022 and 2021, respectively, represented the proceeds of convertible promissory notes to related parties.

Cash provided by financing activities of $2,350,000 during the year ended December 31, 2021 represented the proceeds of a convertible promissory note to related parties of $2,350,000.

Cash provided by financing activities of $3,120,000 during the year ended December 31, 2020 represented the proceeds of a convertible promissory note to related parties of $2,920,000 and proceeds of $200,000 from a federal Paycheck Protection Program (“PPP loan”) which was subsequently forgiven in 2021.

Contractual Obligations and Commitments

Catheter has lease obligations consisting of operating leases, for Catheter’s principal offices which expire in 2022.  The following table summarizes Catheter’s contractual obligations, under both leases, as of June 30, 2022:

June 30, 2022	$26,200

Segment Information

Catheter operates in one business segment, which is the marketing, sales and development of medical technologies focused in the field of cardiac electrophysiology.

Effects of Inflation

During the periods for which financial information is presented, management does not believe that the business and operations were materially affected by inflation.

Foreign Currency Exchange Risk

Catheter uses the U.S. dollar as its functional currency, and initially measure the foreign currency denominated in assets and liabilities at the transaction date. Monetary assets and liabilities are then re-

measured at exchange rates in effect at the end of each period, and property and non-monetary assets and liabilities are converted at historical rates.

To date, Catheter has incurred minor foreign currency transaction realized gains and losses related to Catheter’s European activities.  As Catheter’s international operations grow, foreign currency exchange risk may become a factor and Catheter will reassess its approach to managing the risks relating to fluctuations in currency rates at that time.

Catheter does not believe that inflation and change in prices had a significant impact on Catheter’s results of operations for any periods presented in Catheter’s financial statements.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Catheter regularly evaluates estimates and assumptions related to provisions for legal contingencies, income taxes, deferred income tax, asset valuation allowances, valuation of warrant liabilities, valuation of derivative liabilities, share based compensation, and revenues. Catheter bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by Catheter may differ materially and adversely from Catheter’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Fair Value Measurements

ASC 820, Fair Value Measurements, provides guidance on the development and disclosure of fair value measurements. Catheter follows this authoritative guidance for fair value measurements, which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles in the United States, and expands disclosures about fair value measurements. The guidance requires fair value measurements be classified and disclosed in one of the following three categories:

• Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.

• Level 2: Observable prices that are based on inputs not quoted on active markets but corroborated by market data.

• Level 3: Unobservable inputs which are supported by little or no market activity and values determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

Fair value measurements discussed herein are based upon certain market assumptions and pertinent information available to management as of and during the six months ended June 30, 2022 and 2021 and the year ended December 31, 2021 and 2020. The carrying amount of cash and accounts payable approximated fair value as they are short term in nature. The guidance in ASC 815, Derivatives and Hedging, requires that Catheter mark the value of Catheter’s preferred stock warrant liability to market and recognize the change in valuation in Catheter’s statements of operations each reporting period. Determining the warrant liability to be recorded requires Catheter to develop estimates to be used in calculating the fair value of the warrant. The fair value of preferred stock warrants issued were estimated based on a Black-Scholes model during the six months ended June 30, 2022 and 2021 and the year ended December 31, 2021 and 2020. The estimated fair value of the warrant and embedded put included in the convertible promissory notes – related parties, represent Level 3 measurements.

The following table details the fair value measurements within the fair value hierarchy of Catheter's financial instruments, which includes the Level 3 liabilities:

	Fair value at June 30, 2022
	Total	Level 1	Level 2	Level 3
Liabilities:
Derivative liability	$1,182,000	$—	$—	$1,182,000
Total liabilities	$1,182,000	$—	$—	$1,182,000

	Fair value at December 31, 2021
	Total	Level 1	Level 2	Level 3
Liabilities:
Derivative liability	$1,057,000	$—	$—	$1,057,000
Total liabilities	$1,057,000	$—	$—	$1,057,000

Off-Balance Sheet Arrangements

Catheter does not have any off-balance sheet arrangements as such term is used in SEC Regulation S-K Item 303 during the periods presented, investments in special-purpose entities or undisclosed borrowings or debt. Additionally, Catheter is not a party to any derivative contracts or synthetic leases.

Indemnification

Catheter has agreements whereby Catheter indemnifies its officers and directors for certain events or occurrences while the officer or director is or was serving, at Catheter’s request, in such capacity, to the maximum extent permitted under the laws of the State of Delaware.

Stock-based Compensation

In October 2009, the Board of Directors and Stockholders of the Company adopted the 2009 Equity Incentive Plan (the “Plan”), which was amended in 2011. The Plan provides for grants of stock options, restricted stock, and other stock-based awards to eligible employees of the Company as well as directors, officers, and others. The Plan is administered by the Board of Directors of the Company and was amended on September 24, 2019 to extend the term of the plan for ten more years.

Stock options are granted with an exercise price as determined by the Board of Directors, but in no event shall the exercise price be less than the fair value of a share of common stock on the date of grant. Awards generally vest over five years of continuous service and have a ten-year term from the date of grant.

The Company lacks company-specific historical and implied volatility information. Therefore, it estimates its expected stock volatility based on the historical volatility of a set of publicly traded peer companies. Due to the lack of historical exercise history, the expected term of the Company’s stock options for employees has been determined utilizing the “simplified” method for awards. The risk-free interest rate is determined by reference to the U.S. Treasury yield curve in effect at the time of grant of the award for time periods approximately equal to the expected term of the award. The expected dividend yield is zero based on the fact that the Company has never paid cash dividends and does not expect to pay any cash dividends in the foreseeable future.

In order to determine the fair value, the Company considered, among other things, the Company’s business, financial condition and results of operations; the lack of marketability of the Company’s common stock; the market performance of comparable publicly traded companies; and U.S. and global economic and capital market conditions.

The following table summarizes stock option activity under the Catheter Plan for the years ended December 31, 2021 and 2020, and for the six months ended June 30, 2022.

	Shares Underlying Options	Average Exercise Price	Remaining Contractual Term (in years)
Outstanding at January 1, 2020	590,950	$1.20	6.10
Granted	—	$—	—
Cancelled	(125,980)	$0.39	—
Expired	(77,000)	$4.00	—
Outstanding at December 31, 2020	387,970	$0.47	5.94
Granted	990,000	0.39	9.31
Exercised	(118,848)	0.39	—
Cancelled	(115,122)	0.43	—
Expired	(5,000)	$4.00	0.00
Outstanding at December 31, 2021	1,139,000	$0.40	8.67
Vested options at December 31, 2021	499,707	$0.83	6.01
Granted
Granted	—	—	—
Cancelled	—	—	—
Expired	—	—	—
Outstanding at June 30, 2022	1,139,000	$0.40	8.43
Vested options at June 30, 2022	1,062,814	$0.56	8.41

The stock-based compensation expense for stock option awards was $6,421 and $353 for the year ended December 31, 2021 and 2020, respectively, respectively, and $2,973 and $1,788 for the six months ended June 30, 2022 and 2021, respectively.

The fair value of employee options is estimated on the date of each grant using the Black-Scholes option-pricing model. 990,000 options were granted to employees during the year ended December 31, 2021, with a grant date fair value of $9,900. There were no grants during the year ended December 31, 2020. During the six months ended June 30, 2021, Catheter granted 990,000 options with a grant date fair value of $9,900. There were no grants during the six months ended June 30, 2022.

As of December 31, 2021, there was an aggregate of approximately $3,691 of unrecognized compensation cost related to non-vested stock-based compensation arrangements. This amount will be recognized as expense over a weighted-average period of 1.13 years. As of June 30, 2022, there was an aggregate of $718 of unrecognized compensation cost related to non-vested stock-based compensation arrangements. This amount will be recognized as expense over a weighted-average period of 2.34 years.

The following assumptions were used to estimate the fair value of stock options granted using the Black-Scholes option pricing model for the years ended December 31, 2021 and 2020.

The risk-free interest rate assumption is based upon observed U.S. government security interest rates with a term that is consistent with the expected term of Catheter’s employee stock options.  The expected term is based on the average of the vesting period and contractual term of Catheter’s options. Catheter does not pay a dividend, and does not expect to pay a dividend in the foreseeable future.

	June 30, 2022	December 31, 2021

Fair value of common stock	$0.024	$0.024
Risk-free interest rate	.9% - 3.0%	.9% - 3.0%
Expected life remaining in years	1.83 – 6.50	1.83 - 6.50
Expected volatility	91% - 175%	91% - 175%
Expected Dividend yield	0%	0%

Due to a lack of a public market for Catheter’s Common Stock, Catheter utilized a public company peer group’s historical volatility to determine Catheter’s expected volatility for purposes of the Black-Scholes option pricing model.  Stock-based compensation expense is trued up periodically for actual forfeitures.

Dividends

Catheter does not pay a dividend on its common stock and is unlikely to pay one in the future.

Exhibit 99.4

CATHETER PRECISION, INC.

FINANCIAL STATEMENTS

December 31, 2021 and 2020

CATHETER PRECISION, INC

Contents

Report of Independent Registered Public Accounting Firm    3-4

Financial Statements

Balance Sheets as of December 31, 2021 and December 31, 2020                         5-6

Statements of Operations for the years ended December 31, 2021 and 2020                          7

Statements of Redeemable Convertible Preferred Stock and Stockholders’ Deficit

for the years ended December 31, 2021 and 2020       8

Statements of Cash Flows for the years ended December 31, 2021 and 2020                          9

Notes to the Financial Statements    10-29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Catheter Precision, Inc.:

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Catheter Precision, Inc., (the “Company”) as of December 31, 2021 and 2020, and the related statements of operations, redeemable convertible preferred stock and stockholders' equity (deficit), and cash flows, for each of the two years in the period ended December 31, 2021, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt Regarding Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2020.

/s/ WithumSmith+Brown, PC

East Brunswick, New Jersey

April 22, 2022

CATHETER PRECISION, INC BALANCE SHEETS

	December 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$11,911	$333,168
Accounts receivable	16,393	—
Prepaid expenses and other current assets	94,268	47,458
Total current assets	122,572	380,626

Property and equipment, net	19,336	12,272
Lease right of use assets, net	51,867	103,735
Total assets	$193,775	$496,633

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$112,694	$125,458
Accrued expenses	109,765	432,353
Lease liability - current portion	52,400	52,400
Royalties payable	159,456	159,456
Interest payable - related parties	11,077,441	8,352,611
Convertible promissory notes - related parties	23,985,000	21,635,000
Derivative liability	1,057,000	910,000
Notes Payable - Paycheck Protection Program ("PPP") Loan	—	200,000
Total current liabilities	36,553,756	31,867,278
Lease liability - net of current portion	—	52,400
Total liabilities	36,553,756	31,919,678
Commitments and contingencies

Redeemable convertible preferred stock:
Series A preferred stock, $0.01 par value - 1,875,000 shares authorized and 1,731,250 issued and outstanding as of December 31, 2021 and December 31, 2020	15,390,813	14,698,313
Series B preferred stock, $0.01 par value - 1,500,000 shares authorized and 1,187,649 issued and outstanding as of December 31, 2021 and December 31, 2020	21,080,771	20,083,146
Series C preferred stock, $0.01 par value - 1,168,225 shares authorized and 1,156,543 issued and outstanding as of December 31, 2021 and December 31, 2020	19,869,410	18,874,783
Series D preferred stock, $0.01 par value - 1,750,000 shares authorized and 1,097,549 issued and outstanding as of December 31, 2021 and December 31, 2020	17,330,298	16,386,406
Total redeemable convertible preferred stock	73,671,292	70,042,648

Stockholders' equity (deficit):
Common stock, $0.001 par value, 100,000,000 shares authorized, 1,444,848, and 1,326,000 shares issued and outstanding as of December 31, 2021 and December 31, 2020	1,445	1,326

CATHETER PRECISION, INC BALANCE SHEETS

Additional paid-in capital	514,814	462,161
Accumulated deficit	(110,547,532)	(101,929,180)
Total stockholders' deficit	(110,031,273)	(101,465,693)

Total liabilities, redeemable convertible preferred stock and stockholders' deficit	$193,775	$496,633

See accompanying notes to the financial statements

CATHETER PRECISION, INC STATEMENTS OF OPERATIONS

	Years ended December 31,
	2021	2020

Net sales	$148,569	$48,103
Cost of sales	9,633	3,160
Gross profit	138,936	44,943

Operating expenses:
General and administrative	1,118,565	1,302,972
Research and development	422,354	686,136
Sales and marketing	1,109,593	821,163
Total operating expenses	2,650,512	2,810,271
Loss from operations	(2,511,576)	(2,765,328)

Other income (expenses):
Interest income	35	74
Interest expense	(2,828,393)	(2,636,638)
Forgiveness of PPP loan	200,000	—
Gain on transfer of intangible assets	200,000	—
Change in fair value of derivative liability	(43,437)	2,591,736
Loss on foreign currency transactions	(6,337)	(623)
Total other expenses, net	(2,478,132)	(45,451)

Net loss	$(4,989,708)	$(2,810,779)

Liquidation Preference Dividend on Series A preferred stock	(692,500)	(692,500)
Liquidation Preference Dividend on Series B preferred stock	(997,625)	(997,627)
Liquidation Preference Dividend on Series C preferred stock	(994,627)	(994,628)
Liquidation Preference Dividend on Series D preferred stock	(943,892)	(943,892)
Net loss attributable to common stockholders	$(8,618,352)	$(6,439,426)

Net loss per share attributable to common stockholders - basic and diluted	$(6.05)	$(4.86)

Weighted average number of common shares outstanding—basic and diluted	1,424,660	1,326,000

See accompanying notes to the financial statements

CATHETER PRECISION, INC STATEMENTS OF REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDER'S DEFICIT

	Series A Preferred Stock		Series B Preferred Stock		Series C Preferred Stock		Series D Preferred Stock		Common Stock
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Additional Paid-In Capital	Accumulated Deficit	Total Stockholders' Deficit
Balance at December 31, 2019	1,731,250	$14,005,813	1,187,649	$19,085,519	1,156,543	$17,880,155	1,097,549	$15,442,514	1,326,000	$1,326	$461,808	$(95,489,754)	$(95,026,620)

Stock-based compensation	—	—	—	—	—	—	—	—	—	—	353	—	353

Liquidation preference dividend on Series A preferred stock	—	692,500	—	—	—	—	—	—	—	—	—	(692,500)	(692,500)

Liquidation preference dividend on Series B preferred stock	—	—	—	997,627	—	—	—	—	—	—	—	(997,627)	(997,627)

Liquidation preference dividend on Series C preferred stock	—	—	—	—	—	994,628	—	—	—	—	—	(994,628)	(994,628)

Liquidation preference dividend on Series D preferred stock	—	—	—	—	—	—	—	943,892	—	—	—	(943,892)	(943,892)

Net loss	—	—	—	—	—	—	—	—	—	—	—	(2,810,779)	(2,810,779)

Balance at December 31, 2020	1,731,250	$14,698,313	1,187,649	$20,083,146	1,156,543	$18,874,783	1,097,549	$16,386,406	1,326,000	$1,326	$462,161	$(101,929,180)	$(101,465,693)

Issuance of common stock due to exercise of stock options	—	—	—	—	—	—	—	—	118,848	119	46,232	—	46,351

Stock-based compensation	—	—	—	—	—	—	—	—	—	—	6,421	—	6,421

Liquidation preference dividend on Series A preferred stock	—	692,500	—	—	—	—	—	—	—	—	—	(692,500)	(692,500)

Liquidation preference dividend on Series B preferred stock	—	—	—	997,625	—	—	—	—	—	—	—	(997,625)	(997,625)

Liquidation preference dividend on Series C preferred stock	—	—	—	—	—	994,627	—	—	—	—	—	(994,627)	(994,627)

Liquidation preference dividend on Series D preferred stock	—	—	—	—	—	—	—	943,892	—	—	—	(943,892)	(943,892)

Net loss	—	—	—	—	—	—	—	—	—	—	—	(4,989,708)	(4,989,708)

Balance at December 31, 2021	1,731,250	$15,390,813	1,187,649	$21,080,771	1,156,543	$19,869,410	1,097,549	$17,330,298	1,444,848	$1,445	$514,814	$(110,547,532)	$(110,031,273)

See accompanying notes to the financial statements

CATHETER PRECISION, INC STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(4,989,708)	$(2,810,779)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	17,008	15,891
Stock-based compensation	6,421	353
Change in fair value of derivative liability	43,437	(2,591,736)
Amortization of debt discount	103,563	226,736
Gain on transfer of intangible assets	(200,000)	—
Forgiveness of Notes Payable - Paycheck Protection Program ("PPP") loan	(200,000)	—
Change in operating assets and liabilities:
Accounts receivable	(16,393)	—
Prepaid expenses and other current assets	(53,147)	8,579
Right of use asset and liability	(532)	(532)
Accounts payable	(12,764)	(467,321)
Accrued expenses	(76,237)	334,238
Interest payable - related parties	2,724,830	2,409,903
Net cash used in operating activities	(2,653,522)	(2,874,668)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(24,072)	(9,132)
Net cash used in investing activities	(24,072)	(9,132)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of convertible promissory notes - related parties	2,350,000	2,920,000
Proceeds from issuance of Paycheck Protection Program ("PPP") Loan	—	200,000
Net cash provided by financing activities	2,350,000	3,120,000

Effect of exchange rate on cash	6,337	623

Net (decrease) increase in cash and cash equivalents	(321,257)	236,823

Cash and cash equivalents at beginning of year	333,168	96,345

Cash and cash equivalents at end of year	$11,911	$333,168

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
Recognition of Liquidation Preference Dividend	$3,628,644	$3,628,647
Offset of amount due from exercise of stock options to settle accrued compensation	$46,351	$—

See accompanying notes to the financial statements

CATHETER PRECISION, INC NOTES TO THE FINANCIAL STATEMENTS

Note 1 -Nature of Operations

Catheter Precision, Inc. (the “Company”), a Delaware Corporation, was formed on September 6, 2006.  The Company is dedicated to the design, manufacture and sale of new and innovative medical technologies focused in the field of cardiac electrophysiology (“EP”). The Company’s primary product is the View into Ventricular Onset, (“VIVO” or “VIVO System”).

VIVO is a non-invasive imaging system that offers 3D cardiac mapping to help with localizing the sites of origin of idiopathic ventricular arrhythmias in patients with structurally normal hearts prior to electrophysiology studies. The VIVO system has achieved a CE Mark allowing it to be commercialized in the European Union and has been placed at several hospitals in Europe. FDA 510(K) Clearance in the United States was received in June 2019.

Prior to 2018, the Company sold the AMIGO remote catheter system (the “AMIGO” or “AMIGO System”) which provides for accurate positioning, manipulation and stable control of catheters for use by electrophysiologists in the diagnosis and treatment of abnormal heart rhythms known as cardiac arrhythmias. The Company owns the intellectual property related to the AMIGO System.

The spread of the novel coronavirus (“COVID-19”) has affected many segments of the global economy, including the cancer screening and diagnostics industry. The COVID-19 outbreak, which the World Health Organization has classified as a pandemic, has prompted governments and regulatory bodies throughout the world to enact broad precautionary measures, including “stay-at-home” orders, restrictions on the performance of “non-essential” services, public gatherings and travel. Health systems, including key markets where the Company operates, have been, or may be, overwhelmed with high volumes of patients suffering from COVID-19. Medical practices continue to be cautious about allowing individuals, such as sales representatives, into their offices. Many individuals continue to work from home rather from an office setting. The Company cannot forecast when the COVID-19 pandemic will end or the extent to which practices that have emerged during the pandemic will continue once it subsides.

We continue to monitor the rapidly evolving situation caused by the COVID-19 pandemic, and we may take further actions required by governmental authorities or that we determine are prudent to support the well-being of our employees, customers, suppliers, business partners and others. The degree to which the COVID-19 pandemic ultimately impacts our business, results of operations, cash flows and financial position will depend on future developments, which are highly uncertain, continuously evolving and cannot be predicted. This includes, but is not limited to, the duration and spread of the pandemic, its severity, the actions to contain the virus or treat its impact,(including the efficacy of vaccines, particularly with respect to emerging strains of the virus), and how quickly and to what extent normal economic and operating conditions can resume.

The ultimate impact of COVID-19 depends on factors beyond the Company’s knowledge or control, including the duration and severity of the outbreak, as well as third-party actions taken to contain its spread and mitigate its public health effects. Accordingly, our current results and financial condition discussed herein may not be indicative of future operating results and trends.

Note 2 -Going Concern

As of December 31, 2021, the Company had approximately $12,000 in cash and cash equivalents. Net cash used in operating activities was approximately $2,654,000 for the year ended December 31, 2021. Net loss for the years ended December 31, 2021 and 2020 was approximately $4,990,000 and $2,811,000, respectively. As of December 31, 2021,

CATHETER PRECISION, INC NOTES TO THE FINANCIAL STATEMENTS

the Company had negative working capital of approximately $36,400,000, an accumulated deficit of approximately $110,548,000, total outstanding debt of $23,985,000 which is due on demand, and total outstanding interest payable of approximately $11,077,000 which is due on demand. The Company has historically funded its operations through issuances of equity securities and debt instruments and the Company plans to support its operations by continuing to raise the additional capital until the planned operating results are achieved. The Company has incurred substantial losses and negative cash flows from operations to date and expects to incur operating losses for the foreseeable future as it expands its commercialization efforts of its current product. The Company is unable to predict the extent of any future losses or when the Company will become profitable, if at all.

These financial statements have been prepared under the assumption that the Company will continue as a going concern. Due to the Company’s recurring and expected continuing losses from operations, limited cash and cash equivalents balance, negative working capital, and significant debt and interest payable due on demand the Company has concluded that there is substantial doubt in the Company’s ability to continue as a going concern within one year of the issuance of these financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company plans to build on its existing business, as well as grow through buy-and-build strategic acquisitions and partnerships. The Company will be required to raise additional capital to continue to support its operations at the current cash expenditure levels; however, the Company cannot be certain that additional funding will be available on acceptable terms, or at all. To the extent that the Company raises additional funds by issuing equity securities, its stockholders may experience significant dilution. Any debt financing, if available, may include potential dilutive instruments and include restrictive covenants that impact the Company’s ability to conduct business. If the Company is unable to raise additional capital when required or on acceptable terms, the Company may have to (i) significantly scale back its current operations and/or commercialization efforts or (ii) relinquish or otherwise dispose of rights to technologies or products on unfavorable terms.

The 2019 novel coronavirus (COVID-19) pandemic and responses to this crisis, including actions taken by federal, state and local governments, have had an impact on the operations of the Company, including, without limitation, the following: restrictions to clinical sites; constraints on productivity; management and staff non-essential business-related travel was constrained due to stay-at-home orders. Management continues to monitor the COVID-19 pandemic situation and federal, state, and local recommendations.

Note 3 -Summary of Significant Accounting Policies

Basis of Presentation

The financial statements and accompanying notes have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). All adjustments and disclosures necessary for a fair presentation of these financial statements have been included.

Revision to Previously Issued Financial Statements

During the preparation of the financial statements for the year ended December 31, 2021, the Company identified an error in the amount of debt discount amortized to interest expense for the year ended December 31, 2020. The Company amortized $226,736 of debt discount to interest expense with an offset to the change in the fair value of the derivative liability resulting in a revised change in fair value of the derivative liability amounting to $2,591,736 for the year ended December 31, 2020. This error was corrected in the accompanying financial statements for the year

CATHETER PRECISION, INC NOTES TO THE FINANCIAL STATEMENTS

ended December 31, 2020 and the revisions resulted in immaterial changes to the Statement of Operations and the Statement of Cash Flows, but did not result in a change to net loss for the year ended December 31, 2020.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to provisions for legal contingencies, income taxes, deferred income tax, asset valuation allowances, valuation of derivative liabilities, stock-based compensation, and revenues. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Segment Information

The Company operates in one business segment, which is the marketing, sales and development of medical technologies focused in the field of cardiac electrophysiology.

Foreign Currency Transaction Gain Or loss

The Company measures the foreign currency denominated assets and liabilities at the transaction date. Monetary assets and liabilities are then re-measured at exchange rates in effect at the end of each period, and property and non-monetary assets and liabilities are converted at historical rates.

Fair Value Measurements

ASC 820, Fair Value Measurements, provides guidance on the development and disclosure of fair value measurements. The Company follows this authoritative guidance for fair value measurements, which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles in the United States of America, and expands disclosures about fair value measurements. The guidance requires fair value measurements be classified and disclosed in one of the following three categories:

• Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.

• Level 2: Observable prices that are based on inputs not quoted on active markets but corroborated by market data.

• Level 3: Unobservable inputs which are supported by little or no market activity and values determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

CATHETER PRECISION, INC NOTES TO THE FINANCIAL STATEMENTS

Fair value measurements discussed herein are based upon certain market assumptions and pertinent information available to management as of and during the years ended December 31, 2021 and 2020. The carrying amount of cash, accounts payable, interest payable, and convertible notes payable approximated fair value as they are short term in nature. The estimated fair value of the embedded put included in the convertible promissory notes – related parties, represent Level 3 measurements.

The following table details the fair value measurements within the fair value hierarchy of the Company's financial instruments, which includes the Level 3 liabilities:

	Fair value at December 31, 2021
	Total	Level 1	Level 2	Level 3
Liabilities:
Derivative liability	$1,057,000	$—	$—	$1,057,000
Total liabilities	$1,057,000	$—	$—	$1,057,000

	Fair value at December 31, 2020
	Total	Level 1	Level 2	Level 3
Liabilities:
Derivative liability	$910,000	$—	$—	$910,000
Total liabilities	$910,000	$—	$—	$910,000

The table below provides a summary of the changes in fair value of the derivative liabilities measured on a recurring basis using significant unobservable inputs (Level 3):

	Years Ended December 31,
Derivative liabilities:	2021	2020
Balance, beginning of period	$910,000	$3,275,000
Interest expense accrued on derivative liability	103,563	226,736
Loss (Gain) on fair value of embedded features	43,437	(2,591,736)
Balance, end of period	$1,057,000	$910,000

For further discussion on the derivative liability, see Note 6.

Cash and Cash Equivalents

The Company considers all highly liquid investing instruments, which consist solely of money market funds, purchased with an original maturity of three months or less to be cash equivalents. Cash is maintained at financial institutions and, at times, balances may exceed federally insured limits. The Company has not experienced any losses related to these balances.

Concentration of Credit Risk

CATHETER PRECISION, INC NOTES TO THE FINANCIAL STATEMENTS

Our financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. Cash equivalents represent highly liquid investments with maturities of 90 days or less at the date of purchase. Credit risk related to cash and cash equivalents are limited based on the creditworthiness of the financial institutions at which these funds are held. We maintain cash balances in multiple bank accounts with one bank. Accounts located in the United States are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. We did not have any account balances exceed the FDIC limit during the year.

The Company has no significant off-balance sheet risk such as foreign exchange contracts, option contracts, or other hedging arrangements.

Property and Equipment

Property and equipment of the Company, consisting primarily of demonstration and clinical equipment (“demo equipment”) and computers, are recorded at cost. Major renewals and betterments are charged to the property accounts, while maintenance and minor repairs and replacements, which do not improve or extend the lives of the respective assets, are expensed. Depreciation is calculated using the straight-line method for all assets over the estimated useful lives of the respective assets which range from 2 to 3 years, except for leasehold improvements which are amortized over the term of the lease. When property and equipment is retired or otherwise disposed of, the asset and accumulated depreciation accounts are adjusted accordingly, and the gain or loss, if any, arising from its disposal, is credited, or charged to general and administrative expenses.

The Company’s long-lived assets consist of property and equipment. The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. An impairment loss is recognized when expected cash flows are less than an asset’s carrying value. Accordingly, when indicators of impairment are present, the Company evaluates the carrying value of such assets in relation to the operating performance and future undiscounted cash flows of the underlying assets. The Company’s policy is to record an impairment loss when it is determined that the carrying amount of the asset may not be recoverable. No such impairment charges have been recognized during the years ended December 31, 2021 or 2020.

Software Development Costs

In accordance with ASC 985-20-25, Costs of Software to be Sold, Leased, or Marketed, software development costs are expensed as incurred until technological feasibility and marketability has been established, generally with the release of a beta version for customer testing. Once the point of technological feasibility and marketability is reached, direct production costs (including labor directly associated with the development projects), indirect costs and other direct costs (including costs of outside consultants, purchased software to be included in the software product being developed, travel expenses and other direct costs) are capitalized until the product is available for general release to customers. The Company amortizes capitalized costs on a product-by-product basis. Total cumulative capitalized software development costs have been insignificant.

Capitalized software development costs are stated at the lower of amortized costs or net realized value. Recoverability of these capitalized costs is determined at each balance sheet date by comparing the forecasted future revenues from the related products, based on management’s best estimates using appropriate assumptions and projections at the time, to the carrying amount of the capitalized software development costs. If the carrying value is determined not to be recoverable from future revenues, an impairment loss is recognized equal to the amount by which the carrying amount exceeds the future revenues.

CATHETER PRECISION, INC NOTES TO THE FINANCIAL STATEMENTS

Revenue Recognition

The Company applies the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), and all related appropriate guidance. The core principle of this standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services.

The Company measures revenue based upon the consideration specified in the client arrangement, and revenue is recognized when the performance obligations in the client arrangement are satisfied. A performance obligation is a promise in a contract to transfer a distinct service to the customer. The transaction price of a contract is allocated to each distinct performance obligation. Under ASC 606, revenue is recognized when a customer obtains control of promised goods. To achieve this core principal, the Company applies the following five steps:

Step 1: Identify the contract with the customer

Step 2: Identify the performance obligations in the contract

Step 3: Determine the transaction price

Step 4: Allocate the transaction price to the performance obligations in the contract

Step 5: Recognize revenue when the Company satisfies a performance obligation

The Company’s primary product is the VIVO System. The VIVO System offers 3D cardiac mapping to help with localizing the sites of origin of idiopathic ventricular arrhythmias in patients with structurally normal hearts prior to electrophysiology studies. In addition to the VIVO System, customers are provided with VIVO Positioning Patch Sets, which are custom patches, that are used in conjunction with the VIVO System to complete the intended output of the VIVO System. The delivery of the VIVO System, including the VIVO Positioning Patch Sets represents the Company’s primary performance obligation. The Company recognizes revenue in a point in time upon the delivery of the VIVO system. The Company also provides customers with the option to pay for software upgrades in advance at the time of the contract's inception. Software upgrades are stand-ready services, whereby the Company will provide software upgrade services to the customer when and as upgrades are available. Terms of the period covered by the payment of software upgrades in advance can range from one year to multiple years. Customers have the option to renew terms covered by software upgrades at the end of each term. The stand-ready software upgrades represent the Company's second separate performance obligation and revenue is recognized over the term of the period.

The Company invoices the customers after physical possession and control of the VIVO System is transferred to the customer and recognizes revenue upon delivery. The timing of payment for the corresponding invoices is dependent upon the credit terms identified in each contract. The Company invoices customers who pay for software upgrades in advance in conjunction with the invoice for the delivery of the VIVO System, and subsequent renewals of software upgrades are invoiced at the inception of the term. Revenue for these stand-ready services is recognized evenly over the term of the upgrade period over time, consistently with similar stand-ready services under ASC 606. Similar to the delivery of the VIVO System, the timing of payment for the corresponding invoices is dependent upon the credit terms identified in each contract

Disaggregation of Revenue

The Company operates primarily in a single geographic location and enters into contracts with similar customers. In

CATHETER PRECISION, INC NOTES TO THE FINANCIAL STATEMENTS

the following table, revenue is disaggregated by each of the Company's product offerings during the years ended December 31, 2021 and 2020 :

	December 31,
Revenue by Type	2021	2020
Net sales from sale of hardware	$115,069	$48,103
Net sales from sale of software	30,000	—
Net sales from sale of software upgrades	3,500	—
Total net sales	$148,569	$48,103

Derivative Financial Instruments

The Company does not use derivative instruments to hedge exposures to interest rate, market, or foreign currency risks. The Company evaluates all of its financial instruments, including notes payable, to determine if such instruments contain features that qualify as embedded derivatives.

Embedded derivatives must be separately measured from the host contract if all the requirements for bifurcation are met. The assessment of the conditions surrounding the bifurcation of embedded derivatives depends on the nature of the host contract. Bifurcated embedded derivatives are recognized at fair value, with changes in fair value recognized in the statement of operations each period.

Distinguishing Liabilities from Equity

The Company relies on the guidance provided by ASC 480, Distinguishing Liabilities from Equity, to classify certain redeemable and/or convertible instruments. The Company first determines whether a financial instrument should be classified as a liability. The Company will determine the liability classification if the financial instrument is mandatorily redeemable, or if the financial instrument, other than outstanding shares, embodies a conditional obligation that the Company must or may settle by issuing a variable number of its equity shares.

Once the Company determines that a financial instrument should not be classified as a liability, the Company determines whether the financial instrument should be presented between the liability section and the equity section of the balance sheet (“mezzanine equity”). The Company will determine temporary equity classification if the redemption of the financial instrument is outside the control of the Company (i.e. at the option of the holder). Otherwise, the Company accounts for the financial instrument as permanent equity.

Initial Measurement

The Company records its financial instruments classified as liability, temporary equity or permanent equity at issuance at the fair value, or cash received.

Subsequent Measurement - Financial instruments classified as liabilities

CATHETER PRECISION, INC NOTES TO THE FINANCIAL STATEMENTS

The Company records the fair value of its financial instruments classified as liabilities at each subsequent measurement date. The changes in fair value of its financial instruments classified as liabilities are recorded as other expense/income.

Stock-Based Compensation

Stock-based compensation for employees and non-employees is measured at the grant date based on the fair value of the award and is recognized as expense over the requisite service period, which is generally the vesting period of the respective award. Forfeitures are recognized when they occur.

The Company estimates the grant date fair value of stock options using the Black-Scholes option pricing model. The use of the Black-Scholes option pricing model requires management to make assumptions with respect to the volatility, expected term of the option, risk-free interest rates, the value of the common stock and the expected dividend yield of the common stock.

See Note 10 for a discussion of the assumptions used by the Company in determining the grant date fair value of options granted under the Black-Scholes option pricing model, as well as a summary of the stock option activity under the Company’s stock-based compensation plan.

Research and Development Expense

Costs for research and development are expensed as incurred. Research and development expense primarily consists of salaries, product development, third-party contractors, and materials.

Advertising and Marketing

Advertising costs are expensed as incurred and included in sales and marketing expense. Advertising costs were $1,765 and $2,908 during the years ended December 31, 2021 and 2020, respectively.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes”. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2021 and 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

CATHETER PRECISION, INC NOTES TO THE FINANCIAL STATEMENTS

Basic and Diluted Net Loss Per Share of Common Stock

Basic loss per share of common stock is computed by dividing net loss attributable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted loss per share excludes, when applicable, the potential impact of shares of common stock because their effect would be anti-dilutive due to our net loss. Because the Company had a net loss in each of the periods presented, basic and diluted net loss per common share are the same.

The table below provides total potential shares outstanding:

	For the Years Ended December 31,
	2021	2020
Series A Preferred Stock	1,731,250	1,731,250
Series B Preferred Stock	2,096,200	2,096,200
Series C Preferred Stock	2,475,002	2,475,002
Series D Preferred Stock	2,348,755	2,348,755
Stock options	1,139,000	387,970

Recently Announced Accounting Standards

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments: Credit Losses (Topic 326), which requires measurement and recognition of expected losses for financial assets held. The new standard changes the impairment model for most financial instruments, including trade receivables, from an incurred loss method to a new-forward looking approach, based on expected losses. The estimate of expected credit losses will require organizations to incorporate considerations of historical information, current conditions and reasonable and supportable forecasts. The standards update is effective prospectively for annual and interim periods in fiscal years beginning after December 15, 2019, with early adoption permitted, for a U.S. Securities Exchange filer, excluding entities eligible to be smaller reporting companies. The standards update is effective prospectively for annual and interim periods beginning after December 15, 2022. The Company is required to adopt ASU 2016-13 on January 1, 2023. Management is currently evaluating the impact of these changes on the Financial Statements.

In August 2020, the FASB issued ASU No. 2020-06 Debt with Conversion and Other Options (Subtopic 47020) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”),  which simplifies the accounting for convertible instruments. The guidance removes certain accounting models which separate the embedded conversion features from the host contract for convertible instruments. Either a modified retrospective method of transition or a fully retrospective method of transition is permissible for the adoption of this standard. Update No. 2020-06 is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. The Company adopted ASU No. 2020-06 as of January 1, 2022 and management is currently assessing the impact of these changes on the Financial Statements.

Note 4 - Development Grant

During 2006 and 2007, the Company entered into two investment grant agreements with a non-profit foundation for the purpose of funding the initial development of the Company’s AMIGO System and received a total of $1,589,500 from the foundation.

CATHETER PRECISION, INC NOTES TO THE FINANCIAL STATEMENTS

The agreement calls for payment of royalties based on sales by the Company to the foundation upon successful commercialization of the AMIGO System as follows:

Royalty Percentage	Until Royalty Payment Reaches a Total of
4%	$1,589,500
2%	$3,179,000
1%	In perpetuity

There was no royalty expense recorded for the years ended December 31, 2021 and 2020. The Company has accumulated royalties payable of $159,456 at December 31, 2021 and 2020. No royalties have been paid under the agreements.

Note 5 - Property and Equipment, net

Property and equipment, net at December 31, 2021 and December 31, 2020 are comprised of the following:

		December 31,
	Estimated Useful Lives	2021	2020
Property and equipment	3 years	$10,975	$—
VIVO DEMO/Clinical Systems	2 years	50,967	38,972
Computer software and equipment	3 years	49,101	47,997
		111,043	86,969
Less: Accumulated depreciation		(91,707)	(74,697)
		$19,336	$12,272

Depreciation expense for the years ended December 31, 2021 and 2020 was $17,008 and $15,891, respectively.

CATHETER PRECISION, INC

NOTES TO THE FINANCIAL STATEMENTS

Note 6 -Convertible Promissory Notes – Related Parties and Derivative Liability

Convertible Promissory notes – related parties at December 31, 2021 and December 31, 2020 are comprised of the following:

	December 31,
	2021	2020
Convertible Promissory Note One	$18,975,000	$16,625,000
Convertible Promissory Note Two	4,685,000	4,685,000
Convertible Promissory Note Three	75,000	75,000
Convertible Promissory Note Four	250,000	250,000
Carrying value of promissory notes- related parties	$23,985,000	$21,635,000

	December 31,
	2021	2020
Interest payable – convertible promissory note one	$7,906,598	$5,782,968
Interest payable – convertible promissory note two	2,952,745	2,390,545
Interest payable – convertible promissory note three	50,343	41,343
Interest payable – convertible promissory note four	167,755	137,755
Total Interest Payable	$11,077,441	$8,352,611

In March 2017, the Company issued convertible promissory notes (the “Notes”) to four shareholders of the Company (See Note 14) for an aggregate principal amount of $10,410,000. The notes bear interest at a rate of 12% per annum and matured on December 31, 2017 (“Maturity Date”). Upon Maturity Date, the four shareholders extended all terms related to the Notes. Any new monies provided under the Notes were also made pursuant to the same terms and, effective January 1, 2018, all monies due pursuant to the Note are due and payable on demand.

In 2020, the related party holder of Convertible Promissory Note One provided the Company with an additional $2,920,000 in cash proceeds which was received by the Company for the year ended December 31, 2020.

In November 2020, the Company's Board authorized raising the ceiling of the Notes to $23,000,000 under the same terms of the existing Notes.

In 2021, the related party holder of Convertible Promissory Note One provided the Company with an additional $2,350,000 in cash proceeds which was received by the Company for the year ended December 31, 2021. All monies due pursuant to the Note are due and payable on demand.

The Notes provide that upon the closing of the Company’s next financing in an aggregate amount greater than $8,000,000 (“Next Financing”), the outstanding principal balance of each Note shall convert into shares of stock at a conversion price per share equal to 80% of the lowest price per share paid by the investors in the Next Financing.

Upon closing, the Notes settle by providing the holder with a variable number of shares sold in the Next Financing with an aggregate fair value determined by reference to the debt principal. In this scenario, the value that the holder receives at settlement does not vary with the value of the Company's common stock, so the settlement provision was not a typical conversion option. Rather, the share settlement feature was considered a contingent redemption provision (i.e., a contingent embedded put). The Company evaluated the embedded put features in accordance with ASC 815-15-25. The embedded puts are not clearly and closely related to the debt host instrument and therefore have been separately measured at fair value, with subsequent changes in fair value recognized in the Statement of Operations.

CATHETER PRECISION, INC

NOTES TO THE FINANCIAL STATEMENTS

Management used a scenario-based analysis to estimate the fair value of the embedded put features at issuance of the Convertible Notes and as of December 31, 2021 and December 31, 2020. At December 31, 2021 and December 31, 2020, the fair value of the derivative liability was $1,057,000 and $910,000, respectively. The Company recorded a loss related to the increase in fair value of the derivative liability of $43,437 and a gain related to the decrease in fair value of the derivative liability of $2,591,736 for the years ended December 31, 2021 and 2020, respectively. Additionally, the Company recorded debt discounts to the Notes which were fully amortized as non-cash interest expense of $103,563 and $226,736 for the years ended December 31, 2021 and December 31, 2020, respectively.

Note 7 -Note Payable

On April 30, 2020, the Company received $200,000 in loan proceeds from the Payroll Protection Program (the “PPP”) administered by the Small Business Administration (the “SBA”) of the United States government. This program was established under the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). In accordance with the provisions of the PPP, the use of the proceeds is restricted by the CARES Act for such expenses as payroll related costs and other allowable costs as defined by the PPP. The Company submitted the application for forgiveness of the PPP loan on November 4, 2020. During the year ended December 31, 2021 the Company received forgiveness for the entire amount of principal and accrued interest of the PPP loan. The Company recorded a gain for the loan proceeds forgiven within other income for the year ended December 31, 2021.

Note 8 -Preferred Stock

The Company has the following Preferred Stock:

		Shares		Liquidation
	Authorized Shares	Issued and Outstanding	Liquidation Preference	Preference per Share	Conversion Price per Share
At December 31, 2021
Series A	1,875,000	1,731,250	$15,390,813	$8.89	$4.00
Series B	1,500,000	1,187,649	21,080,771	$17.75	$7.06
Series C	1,168,225	1,156,543	19,869,410	$17.18	$8.34
Series D	1,750,000	1,097,549	17,330,298	$15.79	$8.56
	6,293,225	5,172,991	$73,671,292

At December 31, 2020
Series A	1,875,000	1,731,250	$14,698,313	$8.49	$4.00
Series B	1,500,000	1,187,649	20,083,146	$16.91	$7.06
Series C	1,168,225	1,156,543	18,874,783	$16.32	$8.34
Series D	1,750,000	1,097,549	16,386,406	$14.93	$8.56
	6,293,225	5,172,991	$70,042,648

The Series D, Series C, Series B and Series A Preferred Stock have been designated with the following preferences:

Dividends:

CATHETER PRECISION, INC

NOTES TO THE FINANCIAL STATEMENTS

Dividends shall accrue at the rate of $0.86 per annum on shares of Series D preferred stock, whether or not declared and shall be cumulative. The Company is under no obligation to pay such accruing dividends except as set forth in certain sections of the agreement, including in the event of liquidation and redemption. No dividends have been declared or accrued for either of the years ended December 31, 2021 and 2020.

Dividends shall accrue at the rate of $0.86 per annum on shares of Series C preferred stock, whether or not declared, and shall be cumulative. The Company is under no obligation to pay such accruing dividends except as set forth in certain sections of the agreement, including in the event of liquidation and redemption. No dividends have been declared or accrued for either of the years ended December 31, 2021 and 2020.

Dividends shall accrue at the rate of $0.84 per annum on shares of Series B preferred stock, whether or not declared, and shall be cumulative. The Company is under no obligation to pay such accruing dividends except as set forth in certain sections of the agreement, including in the event of liquidation and redemption. No dividends have been declared or accrued for either of the years ended December 31, 2021 and 2020.

Dividends shall accrue at the rate of $0.40 per annum on shares of Series A preferred stock, whether or not declared, and shall be cumulative. The Company is under no obligation to pay such accruing dividends except as set forth in certain sections of the agreement, including in the event of liquidation and redemption. No dividends have been declared or accrued for either of the years ended December 31, 2021 and 2020.

Liquidation, Dissolution and Preferential Payments:

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series D Preferred Stock then outstanding shall be entitled to be paid before any payment shall be made to the holders of Common Stock or Series A, Series B, and Series C Preferred Stock, an amount per share equal to the Series D Original Issue Price, plus any Series D Dividends declared but unpaid.

After payment to the holders of shares of Series D Preferred Stock above, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series C Preferred Stock then outstanding shall be entitled to be paid before any payment is made to the holders of Series B and Series A Preferred Stock and Common Stock, an amount per share equal to the Series C Original Issue Price, plus any Series C Dividends declared but unpaid.

After payment to the holders of shares of Series D and Series C Preferred Stock above, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series B Preferred Stock then outstanding shall be entitled to be paid before any payment is made to the holders of Series A Preferred Stock or Common Stock, an amount per share equal to the Series B Original Issue Price, plus any Series B Dividends declared but unpaid.

After payment to the holders of shares of Series D, Series C and Series B Preferred Stock above, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series A Preferred Stock then outstanding shall be entitled to be paid before any payment is made to the holders of Common Stock, an amount per share equal to the Series A Original Issue Price, plus any Series A Dividends declared but unpaid.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, after the payment of all preferential amounts required to be paid to the holders of shares of Preferred Stock or, in the case of a Deemed Liquidation Event, the remaining assets of the Company available for distribution to its stockholders shall be distributed among the holders of the shares of Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock.

CATHETER PRECISION, INC

NOTES TO THE FINANCIAL STATEMENTS

Election of Directors:

The holders of the shares of Series B Preferred Stock may elect one director to the Company’s Board of Directors.

The holders of the shares of Series A Preferred Stock may elect one director to the Company’s Board of Directors.

The holders of the shares of Common Stock and of any other class or series of voting stock (including the Preferred Stock), voting together as a single class, shall be entitled to elect the balance of the five directors of the Company.

Conversion:

Each share of Series D, Series C, Series B and Series A preferred stock shall be convertible, at the option of the holder, at any time and without the payment of additional consideration by the holder, into one share of common stock.

Mandatory conversion of Series D, Series C Series B and Series A preferred stock to common stock shall occur when either there is a public offering of shares of Common Stock resulting in at least $40 million of gross proceeds to the Company or by a vote or written consent of the holders of all of the then outstanding shares of Series D, Series C, Series B and Series A preferred stock.

Adjustments to Series A, Series B, Series C, and Series D Conversion Price for Diluting Issues:

In the event the Company issues additional shares of Common Stock or securities convertible into Common Stock, without consideration or for a consideration per share less than the applicable Preferred Series Conversion Price, then the Conversion Price for that Series, whether Series D, Series C, Series B, or Series A shall be reduced to the consideration per share received by the Company for such issue of Common Stock.

In the event the Company issues additional shares of Common Stock for a consideration per share greater than the applicable Preferred Series Conversion Price in effect immediately prior to such issue, but less than a consideration per share equal to one-hundred and twenty percent (120%) of the applicable Preferred Series Original Issue Price, then the Preferred Series Conversion Price for that Series, whether Series D, Series C, Series B or Series A, shall be reduced, concurrently with such issue, to a price determined in accordance with a formula.

At December 31, 2011, the Company had not received the requisite marketing approval from the United States Food and Drug Administration to market and sell the Corporation’s Amigo Remote Catheter System.  Accordingly, the Series B Original Issue Price is deemed to be $7.06 per share for the purpose of calculating the Series B Conversion Price. The prior Original Issue Price was $8.42 per share

In August 2013, the Company issued its Series D Preferred Stock at a price of $8.56 per share, which is less than one-hundred and twenty percent (120%) of the Series C Preferred Original Issue Price, and as a result, the Series C Original Issue Price is deemed to be $8.34 per share for the purpose of calculating the Series C Conversion Price. The prior Original Issue Price of Series C was $8.56 per share.

The Company has determined that the Series D, Series C, Series B and Series A Preferred host instrument was more akin to equity than debt and that the above identified conversion feature, subject to adjustments, was clearly and closely related to the host instrument, and accordingly bifurcation and classification of the conversion feature as a derivative liability was not required. The Series D, Series C, Series B and Series A Preferred Stock is contingently redeemable at the option of the holders or upon the occurrence of a Deemed Liquidation Event that is not solely within the control of the Company. A Deemed Liquidation Event is considered, a merger or consolidation in which (i) the Company is a constituent party or (ii) a subsidiary

CATHETER PRECISION, INC

NOTES TO THE FINANCIAL STATEMENTS

of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation. Accordingly, the Series D, Series C, Series B and Series A Preferred Stock is presented as redeemable convertible preferred stock based on their redemption values at December 31, 2021 and December 31, 2020.

Note 9 - Common Stock

The Company is authorized to issue 100,000,000 shares of common stock, par value $0.001 per share. The holders of the common stock are entitled to one vote per each share with respect to each matter voted on by the stockholders of the Company.

During the year ended December 31, 2021, the Company issued 118,848 shares of common stock to settle accrued compensation of $46,351 through the exercise of stock options during the year by the former CEO of the Company. The Company did not issue shares of common stock during the year ended December 31, 2020.

Note 10 - Stock Based Compensation

In October 2009, the Board of Directors and Stockholders of the Company adopted the 2009 Equity Incentive Plan (the “Plan”), which was amended in 2011. The Plan provides for grants of stock options, restricted stock, and other stock-based awards to eligible employees of the Company as well as directors, officers, and others. The Plan is administered by the Board of Directors of the Company and was amended on September 24, 2019 to extend the term of the plan for ten more years.

Stock options are granted with an exercise price as determined by the Board of Directors, but in no event shall the exercise price be less than the fair value of a share of common stock on the date of grant. Awards generally vest over five years of continuous service and have a ten-year term from the date of grant.

The Company lacks company-specific historical and implied volatility information. Therefore, it estimates its expected stock volatility based on the historical volatility of a set of publicly traded peer companies. Due to the lack of historical exercise history, the expected term of the Company’s stock options for employees has been determined utilizing the “simplified” method for awards. The risk-free interest rate is determined by reference to the U.S. Treasury yield curve in effect at the time of grant of the award for time periods approximately equal to the expected term of the award. The expected dividend yield is zero based on the fact that the Company has never paid cash dividends and does not expect to pay any cash dividends in the foreseeable future.

In order to determine the fair value, the Company considered, among other things, the Company’s business, financial condition and results of operations; the lack of marketability of the Company’s common stock; the market performance of comparable publicly traded companies; and U.S. and global economic and capital market conditions.

The following table summarizes stock option activity under the Plan for the years ended December 31, 2021 and 2020.

CATHETER PRECISION, INC

NOTES TO THE FINANCIAL STATEMENTS

	Shares Underlying Options	Average Exercise Price	Remaining Contractual Term (in years)
Outstanding at January 1, 2020	590,950	$1.20	6.10
Granted	—	$—	—
Cancelled	(125,980)	$0.39	—
Expired	(77,000)	$4.00	—
Outstanding at December 31, 2020	387,970	$0.47	5.94
Granted	990,000	0.39	9.31
Exercised	(118,848)	0.39	—
Cancelled	(115,122)	0.43	—
Expired	(5,000)	$4.00	0.00
Outstanding at December 31, 2021	1,139,000	$0.40	8.67
Vested options at December 31, 2021	499,707	$0.83	6.01

The fair value of employee options is estimated on the date of each grant using the Black-Scholes option-pricing model. During the year ended December 31, 2021, the Company granted 990,000 options to employees with a grant date fair value of $9,900, at a fair value of $0.01 a share. There were no grants during the year ended December 31, 2020. The assumptions used in calculating the fair value of stock-based awards during 2021 represent management’s best estimates and involve inherent uncertainties and the application of management’s judgement. The assumptions are as follows:

December 31, 2021
Fair value of company’s common stock	$0.024
Dividend yield	0%
Expected volatility	91% - 175%
Risk Free interest rate	0.9% - 3.0%
Expected life (years) remaining	1.83 – 6.50

The stock-based compensation expense for stock option awards was $6,421 and $353 for the years ended December 31, 2021 and 2020, respectively. Stock-based compensation is included within general and administrative expenses on the Company's Statement of Operations.

As of December 31, 2021, there was an aggregate of $3,691 of unrecognized compensation cost related to non-vested stock-based compensation arrangements. This amount will be recognized as expense over a weighted-average period of 1.13 years.

Note 11 - Leases

During 2018 and 2019, the Company leased office space from an entity controlled by the Chairman of the Board of Directors. On January 1, 2019, the Company entered into a new lease agreement with a term of three years due to expire December 31, 2022. See Note 14 for additional details.

Our lease agreements generally do not provide an implicit borrowing rate. Therefore, the Company used a benchmark approach to derive an appropriate imputed discount rate. The Company benchmarked itself against other companies of similar credit ratings and comparable quality and derived an imputed rate, which was used in a portfolio approach to discount its real estate lease liabilities. We used an estimated incremental borrowing rate of 18.10% on December 31, 2021 for all leases that commenced prior to that date.

CATHETER PRECISION, INC

NOTES TO THE FINANCIAL STATEMENTS

Right of use lease assets and lease liabilities for our operating leases were recorded in the balance sheet as follows:

	December 31,
	2021	2020
Assets
Lease right of use assets	51,867	103,735
Total lease assets	51,867	103,735

Liabilities
Current liabilities:
Lease liability - current portion	52,400	52,400
Non-current liabilities:
Lease liability, net of current portion	—	52,400
Total lease liability	52,400	104,800

Lease Terms and Discount Rate

The table below presents certain information related to the weighted average remaining lease term and the weighted average discount rate for the Company’s operating leases as of December 31, 2021:

Weighted average remaining lease term (in years) – operating leases	1.50
Weighted average discount rate – operating leases	18.10

Undiscounted Cash Flows

Future lease payments included in the measurement of lease liabilities on the balance sheet as of December 31, 2021, for the following five fiscal years and thereafter were as follows:

Year ending December 31	Operating Lease
2022	$52,400
2023	—
2024	—
2025 and thereafter	—
Total Minimum Lease Payments	52,400
Less effects of discounting	—
Present value of future minimum lease payments	$52,400

Note 12 - Income Taxes

The provision for income taxes consists of the following:

CATHETER PRECISION, INC

NOTES TO THE FINANCIAL STATEMENTS

December 31,
	2021	2020
Current provision (benefit):
Federal	—	—
State	—	—
Total current provision	—	—

Deferred provision (benefit)
Federal	—	—
State	—	—
Total deferred provision	—	—

Total provision / (benefit)	—	—

The tax effects of the temporary differences and carryforwards that give rise to the deferred tax assets consist of the following:

CATHETER PRECISION, INC

NOTES TO THE FINANCIAL STATEMENTS

	December 31,
	2021	2020
Deferred tax assets:
Intangibles and other	$65,802	$75,460
Reserves and other	5,002	10,936
Stock options	34,308	33,459
Leases	114	229
R&D credits	788,699	746,080
Net operating loss carryforward	19,357,690	18,124,810
Total deferred tax assets	20,251,615	19,186,993
Valuation allowance	(20,248,215)	(19,185,677)
Net deferred tax assets	3,400	1,316

Deferred tax liabilities:
Fixed Assets	(3,400)	(1,316)
Total deferred tax liabilities	(3,400)	(1,316)
Net deferred tax asset (liability)	$—	$—

As of December 31, 2021, and 2020 the Company had federal net operating loss carryforwards of approximately $70,000,000 and $68,200,000, respectively, and state net operating loss carryforwards of approximately $68,200,000 and $66,200,000, respectively. State losses will begin to expire, if not utilized by 2030. The federal net operating loss carryforwards of approximately $70,000,000, if not utilized, will expire in 2037. Under the new Tax Cuts and Jobs Act, all NOLs incurred after December 31, 2017 are carried forward indefinitely for federal tax purposes.  Furthermore, as a result of changes in the ownership of the Company’s common stock and changes in business operations, the Company’s ability to use federal NOLs may be limited under Internal Revenue Code Section 382 and 383.

The valuation allowance relates to deferred tax assets for certain items that will be deductible for income tax purposes under very limited circumstances and for which the Company believes it is not more likely than not that it will realize the associated tax benefit. However, in the event that the Company determines that it would be able to realize more or less than the recorded amount of net deferred tax assets, an adjustment to the deferred tax asset valuation allowance would be recorded in the period such a determination is made. In assessing the realizability of deferred tax assets, management considers whether it is more-likely-than-not that some portion of all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax planning strategies in making this assessment.  Based upon the levels of historical taxable income, projections of future taxable income and the reversal of deferred tax liabilities over the periods in which the deferred tax assets are deductible, management believes it is more-likely-than-not that the Company will not realize the benefits of these deductible differences, net of the existing valuation allowance. The amount of deferred tax asset considered realizable, however, could change in the near term if estimates which require significant judgment of future taxable income during the carryforward period are increased or decreased. Accordingly, the Company has recorded a valuation allowance on its net deferred tax assets of approximately $20,248,000 and $19,186,000 for the years ended December 31, 2021 and December 31, 2020, respectively. The Company experienced a net change in valuation allowance of approximately $477,000 and $958,000 in the years ended December 31, 2021 and 2020, respectively.

A reconciliation of the statutory U.S. federal rate to the Company's effective tax rate consists of the following:

CATHETER PRECISION, INC

NOTES TO THE FINANCIAL STATEMENTS

	For the Years Ended December 31,
	2021	2020
Provision for income taxes at statutory rates	(21.00)%	(21.00)%
Effect of other permanent tax differences	(1.39)%	0.02%
Provision for state income taxes	(2.43)%	10.38%
Tax credits	(0.30)%	(2.67)%
Other	3.83%	—%
Increase/(decrease) in valuation allowance	21.29%	13.26%
Income tax expense (benefit)	—%	—%

On March 27, 2020, Congress enacted the CARES Act to provide certain relief as a result of the COVID-19 pandemic. The CARES Act, among other things, includes provisions relating to net operating loss carryback periods, alternative minimum tax credit refunds, and modification to the net interest deduction limitations. The CARES Act did not have a material impact on the Company's consolidated financial statements for the year ended December 31, 2021 and 2020. The Company continues to monitor any effects on its financial statements that may result from the CARES Act.

Note 13 - Commitments and Contingencies

Legal Proceedings

The Company may be involved in lawsuits, claims and proceedings incidental to the ordinary course of business. The Company accounts for such contingencies when a loss is considered probable and can be reasonably estimated.

In May 2020, the Company received a Summons to appear before the District Court of the Hague in a matter brought against the Company by PEACS B.V. The dispute concerns the ownership of one of the Company’s European patents and services provided by PEACS B.V. relating to its VIVO product. Management accrued $375,000 at December 31, 2020 representing its best estimate for the resolution of the PEACS B.V dispute.

In May 2021, the Company and PEACS B.V. settled the outstanding litigation. As part of the settlement, the Company agreed to pay PEACS B.V. $375,000. Additionally, PEACS B.V. agreed to pay $200,000 to the Company for the transfer of certain patents. Ultimately, the $200,000 due for the transfer of the patents was offset against the $375,000 due to PEACS B.V. Therefore, the Company paid PEACS B.V. $175,000 and recorded a gain on the transfer of intangible assets of $200,000 for the year ended December 31, 2021.

Note 14 - Related Party Transactions

On January 1, 2019, the Company entered into a new lease agreement with a term of three years due to expire December 31, 2022. For the year ended December 31, 2020, the amount paid for rent to the entity totaled $52,400. As of December 1, 2020, the related party is no longer the landlord of the property. For the year ended December 31, 2021, the Company made payments to the new landlord, an unrelated party.

For the year ended December 31, 2021 and 2020, the amounts paid for rent to the entity totaled $51,868 and $52,400, respectively.

On March 13, 2021, the Company granted 70,000 stock options to four employees. The stock options are to vest annually over five years, and exercisable for ten years from the grant date. All options would terminate ten years from the grant date or with termination of employment, whichever comes first. The exercise price of all the stock options is $0.39.

CATHETER PRECISION, INC

NOTES TO THE FINANCIAL STATEMENTS

On April 25, 2021, the Company granted 900,000 stock options to five directors and one observer on the Board of Directors. The stock options are to vest monthly over one year, and exercisable for ten years from the grant date. All options would terminate ten years from the grant date or with termination of employment, whichever comes first. The exercise price of all the stock options is $0.39.

The Company’s Chairman of the Board of Directors is the holder of Convertible Promissory Note One and the lead investor in the holder of Convertible Promissory Note Two as of December 31, 2021 and December 31, 2020, respectively. The Chairman of the Board of Directors owns 23% of the Company’s common stock as of December 31, 2021 and December 31, 2020. The outstanding balance of Convertible Promissory Notes One and Two due to the Chairman of the Board of Directors is $23,660,000 and $21,310,000 as of December 31, 2021 and December 31, 2020, respectively. The outstanding balance of interest payable related to the Convertible Promissory Notes One and Two due to the Chairman of the Board of Directors is $10,859,343 and $8,173,513 as of December 31, 2021 and December 31, 2020, respectively. The Chairman of the Board of Directors is the majority stockholder of the Company on a fully diluted basis.

The Company’s former CEO is the acting CEO of another entity and it is no longer considered an affiliated entity. As of and for the year ended December 31, 2021 and 2020 there were no transactions between the Company and the affiliated entity. As of December 31, 2021, and December 31, 2020, there were no amounts due to or from the affiliated entity. During the year ended December 31, 2021, the amount due from the exercise of 118,848 stock options by the former CEO was offset against deferred compensation due to the former CEO.

A member of the Company’s Board of Directors is the holder of Convertible Promissory Note Three and owns 2,959 shares of the Company’s common stock as of December 31, 2021 and December 31, 2020, respectively. The outstanding balance of Convertible Promissory Note Three due to the member is $75,000 as of December 31, 2021 and December 31, 2020. The outstanding balance of interest payable related to Promissory Note Three is $50,343 and $41,343 as of December 31, 2021 and December 31, 2020, respectively.

The holder of Convertible Promissory Note Four is a stockholder of the Company and active investor in other ventures directed by the Company’s Chairman of the Board of Directors. The holder of Convertible Promissory Note Four owns 8,242 shares of the Company’s common stock as of December 31, 2021 and December 31, 2020, respectively. The outstanding balance of Convertible Promissory Note Four due to the shareholder is $250,000 as of December 31, 2021 and December 31, 2020. The outstanding balance of interest payable related to Promissory Note Four is $167,755 and $137,755 as of December 31, 2021 and December 31, 2020, respectively.

Please refer to Note 6 for additional details relating to convertible promissory notes with related parties.

Note 15 -Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to April 22, 2022, the date that the financial statements were available to be issued. Based on this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

On March 31, 2022, the holders of a majority of the then outstanding shares of Preferred Stock, voted together as a single class, and approved the conversion of all shares of Preferred Stock into a total of 8,651,207 shares of Common Stock as determined in accordance with the Certificate of Incorporation. All current holders of Preferred Stock were advised of the conversion on March 31, 2022.

Exhibit 99.5

June 30, 2022 and 2021

(Unaudited)

CATHETER PRECISION, INC

Contents

Condensed Financial Statements

Condensed Balance Sheets as of June 30, 2022 (Unaudited) and December 31, 2021	3

Condensed Statements of Operations (Unaudited) for the six months ended June 30, 2022 and 2021	4

Condensed Statements of Redeemable Convertible Preferred Stock and Stockholders’ Deficit (Unaudited) for the six months ended June 30, 2022 and 2021	5-6

Condensed Statements of Cash Flows (Unaudited) for the six months ended June 30, 2022 and 2021	7

Notes to the Unaudited Condensed Financial Statements	8-24

CATHETER PRECISION, INC

CONDENSED BALANCE SHEETS

	June 30, 2022	December 31, 2021
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$75,589	$11,911
Accounts receivable	38,893	16,393
Prepaid expenses and other current assets	114,464	94,268
Total current assets	228,946	122,572

Property and equipment, net	25,496	19,336
Lease right of use assets, net	25,933	51,867
Total assets	$280,375	$193,775

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$61,779	$112,694
Accrued expenses	125,677	109,765
Lease liability - current portion	26,200	52,400
Royalties payable	159,456	159,456
Interest payable - related parties	12,546,716	11,077,441
Convertible promissory notes - related parties	25,465,000	23,985,000
Derivative liability	1,182,000	1,057,000
Total current liabilities	39,566,828	36,553,756
Total liabilities	39,566,828	36,553,756
Commitments and contingencies

Redeemable convertible preferred stock:
Series A preferred stock, $0.01 par value - 1,875,000 shares authorized, 0 and 1,731,250 issued and outstanding as of June 30, 2022 and December 31, 2021	—	15,390,813
Series B preferred stock, $0.01 par value - 1,500,000 shares authorized, 0 and 1,187,649 issued and outstanding as of June 30, 2022 and December 31, 2021	—	21,080,771
Series C preferred stock, $0.01 par value - 1,168,225 shares authorized, 0 and 1,156,543 issued and outstanding as of June 30, 2022 and December 31, 2021	—	19,869,410
Series D preferred stock, $0.01 par value - 1,750,000 shares authorized, 0 and 1,097,549 issued and outstanding as of June 30, 2022 and December 31, 2021	—	17,330,298
Total redeemable convertible preferred stock	—	73,671,292

Stockholders' (deficit):
Common stock, $0.001 par value, 100,000,000 shares authorized, 10,096,055, and 1,444,848 shares issued and outstanding as of June 30, 2022 and December 31, 2021	10,096	1,445
Additional paid-in capital	75,087,589	514,814
Accumulated deficit	(114,384,138)	(110,547,532)
Total stockholders' deficit	(39,286,453)	(110,031,273)
Total liabilities, redeemable convertible preferred stock and stockholders' deficit	$280,375	$193,775

See accompanying notes to the unaudited condensed financial statements

CATHETER PRECISION, INC

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Six Months Ended June 30,
	2022	2021
Net sales	$132,337	$33,821
Cost of sales	8,242	4,874
Gross profit	124,095	28,947

Operating expenses:
General and administrative	723,525	658,922
Research and development	114,829	146,535
Sales and marketing	614,288	472,242
Total operating expenses	1,452,642	1,277,699
Loss from operations	(1,328,547)	(1,248,752)

Other income (expenses):
Interest income	—	25
Interest expense	(1,537,043)	(1,361,315)
Gain on forgiveness of PPP Loan	—	200,000
Gain on transfer of intangible assets	—	200,000
Change in fair value of derivative liability	(57,232)	(22,664)
Loss on foreign currency transactions	(6,623)	(2,146)
Total other expenses, net	(1,600,898)	(986,100)

Net loss	(2,929,445)	(2,234,852)

Liquidation Preference Dividend on Series A preferred stock	(173,125)	(346,250)
Liquidation Preference Dividend on Series B preferred stock	(249,406)	(498,813)
Liquidation Preference Dividend on Series C preferred stock	(248,657)	(497,314)
Liquidation Preference Dividend on Series D preferred stock	(235,973)	(471,946)
Net loss attributable to common stockholders	$(3,836,606)	$(4,049,175)

Net loss per share attributable to common stockholders - basic and diluted	$(0.66)	$(2.88)

Weighted average number of common shares outstanding—basic and diluted	5,842,147	1,404,138

See accompanying notes to the unaudited condensed financial statements

CATHETER PRECISION, INC

CONDENSED STATEMENTS OF REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDER'S DEFICIT

FOR THE SIX MONTHS ENDED JUNE 30, 2022 and 2021

(Unaudited)

	Series A Preferred Stock		Series B Preferred Stock		Series C Preferred Stock		Series D Preferred Stock		Common Stock
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Additional Paid-In Capital	Accumulated Deficit	Total Stockholders' Deficit
Balances at December 31, 2021	1,731,250	$15,390,813	1,187,649	$21,080,771	1,156,543	$19,869,410	1,097,549	$17,330,298	1,444,848	$1,445	$514,814	$(110,547,532)	$(110,031,273)

Stock-based compensation	—	—	—	—	—	—	—	—	—	—	2,973	—	2,973
Liquidation preference dividend on Series A preferred stock	—	173,125	—	—	—	—	—	—	—	—	—	(173,125)	(173,125)
Liquidation preference dividend on Series B preferred stock	—	—	—	249,406	—	—	—	—	—	—	—	(249,406)	(249,406)
Liquidation preference dividend on Series C preferred stock	—	—	—	—	—	248,657	—	—	—	—	—	(248,657)	(248,657)
Liquidation preference dividend on Series D preferred stock	—	—	—	—	—	—	—	235,973	—	—	—	(235,973)	(235,973)
Issuance of common stock due to conversion of preferred stock	(1,731,250)	(15,563,938)	(1,187,649)	(21,330,177)	(1,156,543)	(20,118,067)	(1,097,549)	(17,566,271)	8,651,207	8,651	74,569,802	—	74,578,453
Net loss	—	—	—	—	—	—	—	—	—	—	—	(2,929,445)	(2,929,445)
Balance at June 30, 2022	—	$—	—	$—	—	$—	—	$—	10,096,055	$10,096	$75,087,589	$(114,384,138)	$(39,286,453)

See accompanying notes to the unaudited condensed financial statements

CATHETER PRECISION, INC

CONDENSED STATEMENTS OF REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDER'S DEFICIT

FOR THE SIX MONTHS ENDED JUNE 30, 2022 and 2021

(Unaudited)

	Series A Preferred Stock		Series B Preferred Stock		Series C Preferred Stock		Series D Preferred Stock		Common Stock
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Additional Paid-In Capital	Accumulated Deficit	Total Stockholders' Deficit
Balances at December 31, 2020	1,731,250	$14,698,313	1,187,649	$20,083,146	1,156,543	$18,874,783	1,097,549	$16,386,406	1,326,000	$1,326	$462,161	$(101,929,180)	$(101,465,693)
Issuance of common stock due to exercise of stock options	—	—	—	—	—	—	—	—	118,848	119	46,232	—	46,351
Stock-based compensation	—	—	—	—	—	—	—	—	—	—	1,788	—	1,788
Liquidation preference dividend on Series A preferred stock	—	346,250	—	—	—	—	—	—	—	—	—	(346,250)	(346,250)
Liquidation preference dividend on Series B preferred stock	—	—	—	498,813	—	—	—	—	—	—	—	(498,813)	(498,813)
Liquidation preference dividend on Series C preferred stock	—	—	—	—	—	497,314	—	—	—	—	—	(497,314)	(497,314)
Liquidation preference dividend on Series D preferred stock	—	—	—	—	—	—	—	471,946	—	—	—	(471,946)	(471,946)
Net loss	—	—	—	—	—	—	—	—	—	—	—	(2,234,852)	(2,234,852)
Balance at June 30, 2021	1,731,250	15,044,563	1,187,649	20,581,959	1,156,543	19,372,097	1,097,549	16,858,352	1,444,848	1,445	510,181	(105,978,355)	(105,466,729)

See accompanying notes to the unaudited condensed financial statements

CATHETER PRECISION, INC

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended June 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,929,445)	$(2,234,852)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	6,271	7,931
Stock-based compensation	2,973	1,788
Change in fair value of derivative liability	57,232	22,664
Amortization of debt discount	67,768	53,336
Gain on forgiveness of PPP Loan	—	(200,000)
Gain on transfer of intangible assets	—	(200,000)
Change in operating assets and liabilities:
Accounts receivable	(22,500)
Prepaid expenses and other current assets	(26,819)	(35,003)
Right of use asset and liability	(266)	(266)
Accounts payable	(50,913)	36,035
Accrued expenses	15,910	(148,987)
Interest payable - related parties	1,469,275	1,307,979
Net cash used in operating activities	(1,410,514)	(1,389,375)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(12,431)	(2,856)
Net cash used in investing activities	(12,431)	(2,856)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of convertible promissory notes - related parties	1,480,000	1,250,000
Net cash provided by financing activities	1,480,000	1,250,000

Effect of exchange rate on cash	6,623	2,146

Net increase (decrease) in cash and cash equivalents	63,678	(140,085)

Cash and cash equivalents at beginning of year	11,911	333,168

Cash and cash equivalents at end of period	$75,589	$193,083

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
Recognition of Liquidation Preference Dividend	$907,161	$1,814,323
Conversion of preferred stock to common stock	$74,578,453	$—
Offset of amount due from exercise of stock options to settle accrued compensation	$—	$46,351

See accompanying notes to the unaudited condensed financial statements

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

Note 1 -Nature of Operations

Catheter Precision, Inc. (the “Company”), a Delaware Corporation, was formed on September 6, 2006.  The Company is dedicated to the design, manufacture and sale of new and innovative medical technologies focused in the field of cardiac electrophysiology (“EP”). The Company’s primary product is the View into Ventricular Onset, (“VIVO” or “VIVO System”).

VIVO is a non-invasive imaging system that offers 3D cardiac mapping to help with localizing the sites of origin of idiopathic ventricular arrhythmias in patients with structurally normal hearts prior to electrophysiology studies. The VIVO system has achieved a CE Mark allowing it to be commercialized in the European Union and has been placed at several hospitals in Europe. FDA 510(K) Clearance in the United States was received and the Company began a limited commercial release of VIVO in 2021.

Prior to 2018, the Company sold the AMIGO remote catheter system (the “AMIGO” or “AMIGO System”) which provides for accurate positioning, manipulation and stable control of catheters for use by electrophysiologists in the diagnosis and treatment of abnormal heart rhythms known as cardiac arrhythmias. The Company owns the intellectual property related to the AMIGO System.

The spread of the novel coronavirus (“COVID-19”) has affected many segments of the global economy, including the cancer screening and diagnostics industry. The COVID-19 outbreak, which the World Health Organization has classified as a pandemic, has prompted governments and regulatory bodies throughout the world to enact broad precautionary measures, including “stay-at-home” orders, restrictions on the performance of “non-essential” services, public gatherings and travel. Health systems, including key markets where the Company operates, have been, or may be, overwhelmed with high volumes of patients suffering from COVID-19. Medical practices continue to be cautious about allowing individuals, such as sales representatives, into their offices. Many individuals continue to work from home rather than from an office setting. The Company cannot forecast when the COVID-19 pandemic will end or the extent to which practices that have emerged during the pandemic will continue once it subsides.

We continue to monitor the rapidly evolving situation caused by the COVID-19 pandemic, and we may take further actions required by governmental authorities or that we determine are prudent to support the well-being of our employees, customers, suppliers, business partners and others. The degree to which the COVID-19 pandemic ultimately impacts our business, results of operations, cash flows and financial position will depend on future developments, which are highly uncertain, continuously evolving and cannot be predicted. This includes, but is not limited to, the duration and spread of the pandemic, its severity, the actions to contain the virus or treat its impact, (including the efficacy of vaccines, particularly with respect to emerging strains of the virus), and how quickly and to what extent normal economic and operating conditions can resume.

The ultimate impact of COVID-19 depends on factors beyond the Company’s knowledge or control, including the duration and severity of the outbreak, as well as third-party actions taken to contain its spread and mitigate its public health effects. Accordingly, our current results and financial condition discussed herein may not be indicative of future operating results and trends.

Note 2 -Going Concern

As of June 30, 2022, the Company had $75,589 in cash and cash equivalents. Net cash used in operating activities was approximately $1,410,000 for the six months ended June 30, 2022. Net loss for the six months ended June 30, 2022 and 2021 was approximately $2,929,000 and $2,235,000, respectively. As of June 30, 2022, the Company had negative working capital of approximately $39,338,000, an accumulated deficit of approximately $114,384,000, total outstanding debt of $25,465,000 which is due on demand, and total outstanding interest payable of approximately $12,547,000 which is due on demand. The Company has historically funded its operations through issuances of equity securities and debt instruments and the Company plans to support its operations by continuing to raise the additional capital until the planned operating results are achieved. The Company has incurred substantial losses and negative cash flows from operations to date and expects to incur operating losses for the foreseeable future as it expands its commercialization efforts of its current product. The Company is unable to predict the extent of any future losses or when the Company will become profitable, if at all.

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

These unaudited condensed financial statements have been prepared under the assumption that the Company will continue as a going concern. Due to the Company’s recurring and expected continuing losses from operations, limited cash and cash equivalents balance, negative working capital, and significant debt and interest payable due on demand the Company has concluded that there is substantial doubt in the Company’s ability to continue as a going concern within one year of the issuance of these financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company plans to build on its existing business, as well as grow through buy-and-build strategic acquisitions and partnerships. The Company will be required to raise additional capital to continue to support its operations at the current cash expenditure levels; however, the Company cannot be certain that additional funding will be available on acceptable terms, or at all. To the extent that the Company raises additional funds by issuing equity securities, its stockholders may experience significant dilution. Any debt financing, if available, may include potential dilutive instruments and include restrictive covenants that impact the Company’s ability to conduct business. If the Company is unable to raise additional capital when required or on acceptable terms, the Company may have to (i) significantly scale back its current operations and/or commercialization efforts or (ii) relinquish or otherwise dispose of rights to technologies or products on unfavorable terms.

Note 3 -Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited interim condensed financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"). Accordingly, they do not include certain footnotes and financial presentations normally required under GAAP for complete annual financial statements. The unaudited condensed interim financial statements have been prepared on the same basis as the annual financial statements. The results for the six month period ended June 30, 2022 are not necessarily indicative of the results to be expected for any subsequent period or the entire year ending December 31, 2022. These unaudited interim condensed financial statements should be read in conjunction with the Company’s annual audited financial statements and notes thereto for the year ended December 31, 2021.  These interim condensed financial statements, in the opinion of management, include all adjustments (consisting of normal recurring adjustments and accruals) and disclosures necessary for a fair presentation of these interim condensed financial statements.  The condensed balance sheet at December 31, 2021 has been derived from the audited balance sheet at that date.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to provisions for legal contingencies, income taxes, deferred income tax, asset valuation allowances, valuation of derivative liabilities, stock-based compensation, and revenues. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Segment Information

The Company operates in one business segment, which is the marketing, sales and development of medical technologies focused in the field of cardiac electrophysiology.

Foreign Currency Transaction Gain Or loss

The Company measures the foreign currency denominated assets and liabilities at the transaction date. Monetary assets and liabilities are then re-measured at exchange rates in effect at the end of each period, and property and non-monetary assets and liabilities are converted at historical rates.

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

Fair Value Measurements

ASC 820, Fair Value Measurements, provides guidance on the development and disclosure of fair value measurements. The Company follows this authoritative guidance for fair value measurements, which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles in the United States of America, and expands disclosures about fair value measurements. The guidance requires fair value measurements be classified and disclosed in one of the following three categories:

• Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.

• Level 2: Observable prices that are based on inputs not quoted on active markets but corroborated by market data.

• Level 3: Unobservable inputs which are supported by little or no market activity and values determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

Fair value measurements discussed herein are based upon certain market assumptions and pertinent information available to management as of and during the six months ended June 30, 2022 and 2021. The carrying amount of cash, accounts payable, interest payable, and convertible notes payable approximated fair value as they are short term in nature. The estimated fair value of the embedded put included in the convertible promissory notes – related parties, represent Level 3 measurements.

The following table details the fair value measurements within the fair value hierarchy of the Company's financial instruments, which includes the Level 3 liabilities:

	Fair value at June 30, 2022
	Total	Level 1	Level 2	Level 3
Liabilities:
Derivative liability	$1,182,000	$—	$—	$1,182,000
Total liabilities	$1,182,000	$—	$—	$1,182,000

	Fair value at December 31, 2021
	Total	Level 1	Level 2	Level 3
Liabilities:
Derivative liability	$1,057,000	$—	$—	$1,057,000
Total liabilities	$1,057,000	$—	$—	$1,057,000

The table below provides a summary of the changes in fair value of the derivative liabilities measured on a recurring basis using significant unobservable inputs (Level 3):

	For the Six Months Ended June
Derivative liabilities:	2022	2021
Balance, beginning of period	$1,057,000	$910,000
Interest expense accrued on derivative liability	67,768	53,336
Loss (Gain) on fair value of embedded features	57,232	22,664
Balance, end of period	$1,182,000	$986,000

For further discussion on the derivative liability, see Note 6.

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

Cash and Cash Equivalents

The Company considers all highly liquid investing instruments, which consist solely of money market funds, purchased with an original maturity of three months or less to be cash equivalents. Cash is maintained at financial institutions and, at times, balances may exceed federally insured limits. The Company has not experienced any losses related to these balances.

Concentration of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. Cash equivalents represent highly liquid investments with maturities of 90 days or less at the date of purchase. Credit risk related to cash and cash equivalents are limited based on the creditworthiness of the financial institutions at which these funds are held. The Company maintains cash balances in multiple bank accounts with one bank. Accounts located in the United States are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. The Company did not have any account balances exceed the FDIC limit during the period.

The Company has no significant off-balance sheet risk such as foreign exchange contracts, option contracts, or other hedging arrangements.

Property and Equipment

Property and equipment of the Company, consisting primarily of demonstration and clinical equipment (“demo equipment”) and computers, are recorded at cost. Major renewals and betterments are charged to the property accounts, while maintenance and minor repairs and replacements, which do not improve or extend the lives of the respective assets, are expensed. Depreciation is calculated using the straight-line method for all assets over the estimated useful lives of the respective assets which range from 2 to 3 years, except for leasehold improvements which are amortized over the term of the lease. When property and equipment is retired or otherwise disposed of, the asset and accumulated depreciation accounts are adjusted accordingly, and the gain or loss, if any, arising from its disposal, is credited, or charged to general and administrative expenses.

The Company’s long-lived assets consist of property and equipment. The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. An impairment loss is recognized when expected cash flows are less than an asset’s carrying value. Accordingly, when indicators of impairment are present, the Company evaluates the carrying value of such assets in relation to the operating performance and future undiscounted cash flows of the underlying assets. The Company’s policy is to record an impairment loss when it is determined that the carrying amount of the asset may not be recoverable. No such impairment charges have been recognized during the six months ended June 30, 2022 or 2021.

Software Development Costs

In accordance with ASC 985-20-25, Costs of Software to be Sold, Leased, or Marketed, software development costs are expensed as incurred until technological feasibility and marketability has been established, generally with the release of a beta version for customer testing. Once the point of technological feasibility and marketability is reached, direct production costs (including labor directly associated with the development projects), indirect costs and other direct costs (including costs of outside consultants, purchased software to be included in the software product being developed, travel expenses and other direct costs) are capitalized until the product is available for general release to customers. The Company amortizes capitalized costs on a product-by-product basis. Total cumulative capitalized software development costs have been insignificant.

Capitalized software development costs are stated at the lower of amortized costs or net realized value. Recoverability of these capitalized costs is determined at each balance sheet date by comparing the forecasted future revenues from the related products, based on management’s best estimates using appropriate assumptions and projections at the time, to the carrying amount of the capitalized software development costs. If the carrying value is determined not to be recoverable from future revenues, an impairment loss is recognized equal to the amount by which the carrying amount exceeds the future revenues.

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

Revenue Recognition

The Company applies the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), and all related appropriate guidance. The core principle of this standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services.

The Company measures revenue based upon the consideration specified in the client arrangement, and revenue is recognized when the performance obligations in the client arrangement are satisfied. A performance obligation is a promise in a contract to transfer a distinct service to the customer. The transaction price of a contract is allocated to each distinct performance obligation. Under ASC 606, revenue is recognized when a customer obtains control of promised goods. To achieve this core principle, the Company applies the following five steps:

Step 1: Identify the contract with the customer

Step 2: Identify the performance obligations in the contract

Step 3: Determine the transaction price

Step 4: Allocate the transaction price to the performance obligations in the contract

Step 5: Recognize revenue when the Company satisfies a performance obligation

The Company’s primary product is the VIVO System. The VIVO System offers 3D cardiac mapping to help with localizing the sites of origin of idiopathic ventricular arrhythmias in patients with structurally normal hearts prior to electrophysiology studies. In addition to the VIVO System, customers are provided with VIVO Positioning Patch Sets, which are custom patches, that are used in conjunction with the VIVO System to complete the intended output of the VIVO System. The delivery of the VIVO System, including the VIVO Positioning Patch Sets represents the Company’s primary performance obligation. The Company recognizes revenue upon the delivery of the VIVO system. The Company also provides customers with the option to pay for software upgrades in advance at the time of the contract's inception. Software upgrades are stand-ready services, whereby the Company will provide software upgrade services to the customer when and as upgrades are available. Terms of the period covered by the payment of software upgrades in advance can range from one year to multiple years. Customers have the option to renew terms covered by software upgrades at the end of each term. The stand-ready software upgrades represent the Company's second separate performance obligation and revenue is recognized over the term of the period.

The Company invoices the customers after physical possession and control of the VIVO System is transferred to the customer and recognizes revenue upon delivery. The timing of payment for the corresponding invoices is dependent upon the credit terms identified in each contract. The Company invoices customers who pay for software upgrades in advance in conjunction with the invoice for the delivery of the VIVO System, and subsequent renewals of software upgrades are invoiced at the inception of the term. Revenue for these stand-ready services is recognized evenly over the term of the upgrade period, consistently with similar stand-ready services under ASC 606. Similar to the delivery of the VIVO System, the timing of payment for the corresponding invoices is dependent upon the credit terms identified in each contract

Disaggregation of Revenue

The Company operates primarily in a single geographic location and enters into contracts with similar customers. In the following table, revenue is disaggregated by each of the Company's product offerings during the six months ended June 30, 2022 and 2021:

	For the Six Months Ended
Revenue by Type	2022	2021
Net sales from sale of hardware	$110,527	$33,821
Net sales from sale of software	$21,810	—
	$132,337	$33,821

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

Derivative Financial Instruments

The Company does not use derivative instruments to hedge exposures to interest rate, market, or foreign currency risks. The Company evaluates all of its financial instruments, including notes payable, to determine if such instruments contain features that qualify as embedded derivatives.

Embedded derivatives must be separately measured from the host contract if all the requirements for bifurcation are met. The assessment of the conditions surrounding the bifurcation of embedded derivatives depends on the nature of the host contract. Bifurcated embedded derivatives are recognized at fair value, with changes in fair value recognized in the statement of operations each period.

Distinguishing Liabilities from Equity

The Company relies on the guidance provided by ASC 480, Distinguishing Liabilities from Equity, to classify certain redeemable and/or convertible instruments. The Company first determines whether a financial instrument should be classified as a liability. The Company will determine the liability classification if the financial instrument is mandatorily redeemable, or if the financial instrument, other than outstanding shares, embodies a conditional obligation that the Company must or may settle by issuing a variable number of its equity shares.

Once the Company determines that a financial instrument should not be classified as a liability, the Company determines whether the financial instrument should be presented between the liability section and the equity section of the balance sheet (“mezzanine equity”). The Company will determine temporary equity classification if the redemption of the financial instrument is outside the control of the Company (i.e. at the option of the holder). Otherwise, the Company accounts for the financial instrument as permanent equity.

Initial Measurement

The Company records its financial instruments classified as liability, temporary equity or permanent equity at issuance at the fair value, or cash received.

Subsequent Measurement - Financial instruments classified as liabilities

The Company records the fair value of its financial instruments classified as liabilities at each subsequent measurement date. The changes in fair value of its financial instruments classified as liabilities are recorded as other expense/income.

Stock-Based Compensation

Stock-based compensation for employees and non-employees is measured at the grant date based on the fair value of the award and is recognized as expense over the requisite service period, which is generally the vesting period of the respective award. Forfeitures are recognized when they occur.

The Company estimates the grant date fair value of stock options using the Black-Scholes option pricing model. The use of the Black-Scholes option pricing model requires management to make assumptions with respect to the volatility, expected term of the option, risk-free interest rates, the value of the common stock and the expected dividend yield of the common stock.

See Note 10 for a discussion of the assumptions used by the Company in determining the grant date fair value of options granted under the Black-Scholes option pricing model, as well as a summary of the stock option activity under the Company’s stock-based compensation plan.

Research and Development Expense

Costs for research and development are expensed as incurred. Research and development expense primarily consists of salaries, product development, third-party contractors, and materials.

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

Advertising and Marketing

Advertising costs are expensed as incurred and included in sales and marketing expense. Advertising costs were $1,579 and $1,088 during the six months ended June 30, 2022 and 2021, respectively.

Income Taxes

Income taxes are accounted for using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial statement carrying amount and tax bases of assets and liabilities at the applicable enacted tax rates. The Company will establish a valuation allowance for deferred tax assets if it is more likely than not that these items will expire before either the Company is able to realize their benefit or that future deductibility is uncertain.

The Company believes that it is currently more likely than not that its deferred tax assets will not be realized and as such, it has recorded a full valuation allowance for these assets. The Company evaluates the likelihood of the ability to realize deferred tax assets in future periods on a quarterly basis, and when appropriate evidence indicates it would release its valuation allowance accordingly. The determination to provide a valuation allowance is dependent upon the assessment of whether it is more likely than not that sufficient taxable income will be generated to utilize the deferred tax assets. Based on the weight of the available evidence, which includes the Company’s historical operating losses, lack of taxable income, and accumulated deficit, the Company provided a full valuation allowance against the U.S. tax assets resulting from the tax losses.

Basic and Diluted Net Loss Per Share of Common Stock

Basic loss per share of common stock is computed by dividing net loss attributable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted loss per share excludes, when applicable, the potential impact of shares of common stock because their effect would be anti-dilutive due to our net loss. Because the Company had a net loss in each of the periods presented, basic and diluted net loss per common share are the same.

The table below provides total potential shares outstanding:

	For the Six Months Ended June 30,
	2022	2021
Series A Preferred Stock	—	1,731,250
Series B Preferred Stock	—	2,096,200
Series C Preferred Stock	—	2,475,002
Series D Preferred Stock	—	2,348,755
Stock options	1,139,000	1,139,000

Recently Adopted Accounting Standards

In August 2020, the FASB issued ASU 2020-06—Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and edging—Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”) to simplify the accounting for convertible instruments by removing certain separation models in Subtopic 470- 20, Debt with Conversion and Other Options, for convertible instruments. Under the amendments in ASU 2020-06, the embedded conversion features no longer are separated from the host contract for convertible instruments with conversion features that are not required to be accounted for as derivatives under Topic 815, Derivatives and Hedging, or that do not result in substantial premiums accounted for as paid-in capital. Consequently, a convertible debt instrument will be accounted for as a single liability measured at its amortized cost and a convertible preferred stock will be accounted for as a single equity instrument measured at its historical cost, as long as no other features require bifurcation and recognition as derivatives. By removing those separation models, the interest rate of convertible debt instruments typically will be closer to the coupon interest rate when applying the guidance in Topic 835, Interest. The amendments in ASU 2020-06 provide financial statement users with a simpler and more consistent starting point to perform analyses across entities. The amendments also improve the operability of the guidance and reduce, to a large extent, the complexities in the

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

accounting for convertible instruments and the difficulties with the interpretation and application of the relevant guidance.

The amendments in ASU 2020-06 are effective for public business entities, excluding entities eligible to be smaller reporting companies as defined by the SEC, for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. Entities should adopt the guidance as of the beginning of its annual fiscal year and are allowed to adopt the guidance through either a modified retrospective method of transition or a fully retrospective method of transition. In applying the modified retrospective method, entities should apply the guidance to transactions outstanding as of the beginning of the fiscal year in which the amendments are adopted. Transactions that were settled (or expired) during prior reporting periods are unaffected. The cumulative effect of the change should be recognized as an adjustment to the opening balance of retained earnings at the date of adoption. If an entity elects the fully retrospective method of transition, the cumulative effect of the change should be recognized as an adjustment to the opening balance of retained earnings in the first comparative period presented. The Company adopted ASU 2020-06 during the six months ended June 30, 2022 and did not have material impact on its condensed financial statements.

Recently Announced Accounting Standards

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments: Credit Losses (Topic 326), which requires measurement and recognition of expected losses for financial assets held. The new standard changes the impairment model for most financial instruments, including trade receivables, from an incurred loss method to a new-forward looking approach, based on expected losses. The estimate of expected credit losses will require organizations to incorporate considerations of historical information, current conditions and reasonable and supportable forecasts. The standards update is effective prospectively for annual and interim periods in fiscal years beginning after December 15, 2019, with early adoption permitted, for a U.S. Securities Exchange filer, excluding entities eligible to be smaller reporting companies. The standards update is effective prospectively for annual and interim periods beginning after December 15, 2022 for smaller reporting companies. The Company is required to adopt ASU 2016-13 on January 1, 2023. Management is currently evaluating the impact of these changes on the Financial Statements.

Note 4 - Development Grant

During 2006 and 2007, the Company entered into two investment grant agreements with a non-profit foundation for the purpose of funding the initial development of the Company’s AMIGO System and received a total of $1,589,500 from the foundation.

The agreement calls for payment of royalties based on sales by the Company to the foundation upon successful commercialization of the AMIGO System as follows:

Royalty Percentage	Until Royalty Payment Reaches a Total of
4%	$1,589,500
2%	$3,179,000
1%	In perpetuity

There was no royalty expense recorded for the six months ended June 30, 2022 and 2021. The Company has accumulated royalties payable of $159,456 at June 30, 2022 and December 31, 2021. No royalties have been paid under the agreements.

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

Note 5 -Property and Equipment, net

Property and equipment, net at June 30, 2022 and December 31, 2021 are comprised of the following:

	Estimated Useful Lives	June 30, 2022 (Unaudited)	December 31, 2021
Property and equipment	3 years	$15,180	$10,975
VIVO DEMO/Clinical Systems	2 years	57,118	50,967
Computer software and equipment	3 years	51,175	49,101
		123,473	111,043
Less: Accumulated depreciation		(97,977)	(91,707)
		$25,496	$19,336

Depreciation expense for the six months ended June 30, 2022 and 2021 was $6,271 and $7,931, respectively.

Note 6 -Convertible Promissory Notes – Related Parties and Derivative Liability

Convertible Promissory notes – related parties at June 30, 2022 and December 31, 2021 are comprised of the following:

	June 30, 2022	December 31, 2021
Convertible Promissory Note One	$20,455,000	$18,975,000
Convertible Promissory Note Two	4,685,000	4,685,000
Convertible Promissory Note Three	75,000	75,000
Convertible Promissory Note Four	250,000	250,000
Carrying value of promissory notes- related parties	$25,465,000	$23,985,000

	June 30, 2022	December 31, 2021
Interest payable – convertible promissory note one	$9,077,743	$7,906,598
Interest payable – convertible promissory note two	3,231,535	2,952,745
Interest payable – convertible promissory note three	54,806	50,343
Interest payable – convertible promissory note four	182,632	167,755
Total Interest Payable	$12,546,716	$11,077,441

In March 2017, the Company issued convertible promissory notes (the “Notes”) to four shareholders of the Company (See Note 15) for an aggregate principal amount of $10,410,000. The notes bear interest at a rate of 12% per annum and matured on December 31, 2017 (“Maturity Date”). Upon Maturity Date, the four shareholders extended all terms related to the Notes. Any new monies provided under the Notes were also made pursuant to the same terms and, effective January 1, 2018, all monies due pursuant to the Note are due and payable on demand.

In November 2020, the Company's Board authorized raising the ceiling of the Notes to $23,000,000 under the same terms of the existing Notes.

In 2021, the related party holder of Convertible Promissory Note One provided the Company with an additional $2,350,000 in cash proceeds which was received by the Company for the year ended December 31, 2021. All monies due pursuant to the Note are due and payable on demand.

During the six months ended June 30, 2022 , the related party holder of Convertible Promissory Note One provided the Company with an additional $1,480,000 in cash proceeds which was received by the Company for the six months ended June 30, 2022. All monies due pursuant to the Note are due and payable on demand.

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

The Notes provide that upon the closing of the Company’s next financing in an aggregate amount greater than $8,000,000 (“Next Financing”), the outstanding principal balance of each Note shall convert into shares of stock at a conversion price per share equal to 80% of the lowest price per share paid by the investors in the Next Financing.

Upon closing, the Notes settle by providing the holder with a variable number of shares sold in the Next Financing with an aggregate fair value determined by reference to the debt principal. In this scenario, the value that the holder receives at settlement does not vary with the value of the Company's common stock, so the settlement provision was not a typical conversion option. Rather, the share settlement feature was considered a contingent redemption provision (i.e., a contingent embedded put). The Company evaluated the embedded put features in accordance with ASC 815-15-25. The embedded puts are not clearly and closely related to the debt host instrument and therefore have been separately measured at fair value, with subsequent changes in fair value recognized in the Statement of Operations.

Management used a scenario-based analysis to estimate the fair value of the embedded put features at issuance of the Convertible Notes as of June 30, 2022 and December 31, 2021. At June 30, 2022 and December 31, 2021, the fair value of the derivative liability was $1,182,000 and $1,057,000, respectively. The Company recorded a loss related to the increase in fair value of the derivative liability of $57,232 and $22,664 for the six months ended June 30, 2022 and 2021, respectively. Additionally, the Company recorded debt discounts to the Notes which were fully amortized as non-cash interest expense of $67,768 and $53,336 for the six months ended June 30, 2022 and 2021, respectively.

Note 7 -Note Payable

On April 30, 2020, the Company received $200,000 in loan proceeds from the Payroll Protection Program (the “PPP”) administered by the Small Business Administration (the “SBA”) of the United States government. This program was established under the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). In accordance with the provisions of the PPP, the use of the proceeds is restricted by the CARES Act for such expenses as payroll related costs and other allowable costs as defined by the PPP. The Company submitted the application for forgiveness of the PPP loan on November 4, 2020. In May 2021 the Company received forgiveness for the entire amount of principal and accrued interest of the PPP loan.  The Company recorded a gain on forgiveness of PPP loan in the amount of $200,000 during the six months ended June 30, 2021.

Note 8 -Preferred Stock

The Company has the following Preferred Stock at December 31, 2021:

		Shares		Liquidation
	Authorized Shares	Issued and Outstanding	Liquidation Preference	Preference per Share	Conversion Price per Share
At December 31, 2021
Series A	1,875,000	1,731,250	$15,390,813	$8.89	$4.00
Series B	1,500,000	1,187,649	21,080,771	$17.75	$7.06
Series C	1,168,225	1,156,543	19,869,410	$17.18	$8.34
Series D	1,750,000	1,097,549	17,330,298	$15.79	$8.56
	6,293,225	5,172,991	$73,671,292

On March 31, 2022, the holders of a majority of the then outstanding shares of Preferred Stock, voted together as a single class, and approved the conversion of all shares of Preferred Stock into a total of 8,651,207 shares of Common Stock as determined in accordance with the Certificate of Incorporation. All current holders of Preferred Stock were advised of the conversion on March 31, 2022. The Company recorded its quarterly liquidation preference prior to the conversion of preferred stock to common stock, and converted the outstanding balance including the March 31, 2022 liquidation preferences to common stock. The details of the conversions by class of Preferred Stock are as follows:

The Company converted its 1,731,250 shares of Series A Preferred Stock outstanding with a liquidation preference as of March 31, 2022 of $15,563,938 into 1,731,250 shares of common stock at a par value of $0.001 per share. As a

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

result of the conversion, the Company recorded an additional $1,731 of common stock and $15,562,207 of additional paid-in capital on March 31, 2022.

The Company converted its 1,187,649 shares of Series B Preferred Stock outstanding with a liquidation preference as of March 31, 2022 of $21,330,177 into 2,096,200 shares of common stock at a par value of $0.001 per share. As a result of the conversion, the Company recorded an additional $2,096 of common stock and $21,328,081 of additional paid-in capital on March 31, 2022.

The Company converted its 1,156,543 shares of Series C Preferred Stock outstanding with a liquidation preference as of March 31, 2022 of $20,118,067 into 2,475,002 shares of common stock at a par value of $0.001 per share. As a result of the conversion, the Company recorded an additional $2,475 of common stock and $20,115,592 of additional paid-in capital on March 31, 2022.

The Company converted its 1,097,549 shares of Series D Preferred Stock outstanding with a liquidation preference as of March 31, 2022 of $17,566,271 into 2,348,755 shares of common stock at a par value of $0.001 per share. As a result of the conversion, the Company recorded an additional $2,349 of common stock and $17,563,922 of additional paid-in capital on March 31, 2022.

There was no Series D, Series C, Series B and Series A Preferred Stock issued and outstanding at June 30, 2022.

The Series D, Series C, Series B and Series A Preferred Stock have been designated with the following preferences:

Dividends:

Dividends shall accrue at the rate of $0.86 per annum on shares of Series D preferred stock, whether or not declared and shall be cumulative. The Company is under no obligation to pay such accruing dividends except as set forth in certain sections of the agreement, including in the event of liquidation and redemption. No dividends have been declared or accrued for the three months ended March 31, 2022 (the date of conversion) or for the six months ended June 30, 2021.

Dividends shall accrue at the rate of $0.86 per annum on shares of Series C preferred stock, whether or not declared, and shall be cumulative. The Company is under no obligation to pay such accruing dividends except as set forth in certain sections of the agreement, including in the event of liquidation and redemption. No dividends have been declared or accrued for the three months ended March 31, 2022 (the date of conversion) or for the six months ended June 30, 2021.

Dividends shall accrue at the rate of $0.84 per annum on shares of Series B preferred stock, whether or not declared, and shall be cumulative. The Company is under no obligation to pay such accruing dividends except as set forth in certain sections of the agreement, including in the event of liquidation and redemption. No dividends have been declared or accrued for the three months ended March 31, 2022 (the date of conversion) or for the six months ended June 30, 2021.

Dividends shall accrue at the rate of $0.40 per annum on shares of Series A preferred stock, whether or not declared, and shall be cumulative. The Company is under no obligation to pay such accruing dividends except as set forth in certain sections of the agreement, including in the event of liquidation and redemption. No dividends have been declared or accrued for the three months ended March 31, 2022 (the date of conversion ) or for the six months ended June 30, 2021.

Liquidation, Dissolution and Preferential Payments:

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series D Preferred Stock then outstanding shall be entitled to be paid before any payment shall be made to the holders of Common Stock or Series A, Series B, and Series C Preferred Stock, an amount per share equal to the Series D Original Issue Price, plus any Series D Dividends declared but unpaid.

After payment to the holders of shares of Series D Preferred Stock above, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series C Preferred Stock then outstanding shall

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

be entitled to be paid before any payment is made to the holders of Series B and Series A Preferred Stock and Common Stock, an amount per share equal to the Series C Original Issue Price, plus any Series C Dividends declared but unpaid.

After payment to the holders of shares of Series D and Series C Preferred Stock above, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series B Preferred Stock then outstanding shall be entitled to be paid before any payment is made to the holders of Series A Preferred Stock or Common Stock, an amount per share equal to the Series B Original Issue Price, plus any Series B Dividends declared but unpaid.

After payment to the holders of shares of Series D, Series C and Series B Preferred Stock above, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series A Preferred Stock then outstanding shall be entitled to be paid before any payment is made to the holders of Common Stock, an amount per share equal to the Series A Original Issue Price, plus any Series A Dividends declared but unpaid.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, after the payment of all preferential amounts required to be paid to the holders of shares of Preferred Stock or, in the case of a Deemed Liquidation Event, the remaining assets of the Company available for distribution to its stockholders shall be distributed among the holders of the shares of Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock.

Election of Directors:

The holders of the shares of Series B Preferred Stock may elect one director to the Company’s Board of Directors.

The holders of the shares of Series A Preferred Stock may elect one director to the Company’s Board of Directors.

The holders of the shares of Common Stock and of any other class or series of voting stock (including the Preferred Stock), voting together as a single class, shall be entitled to elect the balance of the five directors of the Company.

Conversion:

Each share of Series D, Series C, Series B and Series A preferred stock shall be convertible, at the option of the holder, at any time and without the payment of additional consideration by the holder, into one share of common stock.

Mandatory conversion of Series D, Series C Series B and Series A preferred stock to common stock shall occur when either there is a public offering of shares of Common Stock resulting in at least $40 million of gross proceeds to the Company or by a vote or written consent of the holders of all of the then outstanding shares of Series D, Series C, Series B and Series A preferred stock.

Adjustments to Series A, Series B, Series C, and Series D Conversion Price for Diluting Issues:

In the event the Company issues additional shares of Common Stock or securities convertible into Common Stock, without consideration or for a consideration per share less than the applicable Preferred Series Conversion Price, then the Conversion Price for that Series, whether Series D, Series C, Series B, or Series A shall be reduced to the consideration per share received by the Company for such issue of Common Stock.

In the event the Company issues additional shares of Common Stock for a consideration per share greater than the applicable Preferred Series Conversion Price in effect immediately prior to such issue, but less than a consideration per share equal to one-hundred and twenty percent (120%) of the applicable Preferred Series Original Issue Price, then the Preferred Series Conversion Price for that Series, whether Series D, Series C, Series B or Series A, shall be reduced, concurrently with such issue, to a price determined in accordance with a formula.

At December 31, 2011, the Company had not received the requisite marketing approval from the United States Food and Drug Administration to market and sell the Corporation’s Amigo Remote Catheter System.  Accordingly, the Series B Original Issue Price is deemed to be $7.06 per share for the purpose of calculating the Series B Conversion Price. The prior Original Issue Price was $8.42 per share

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

In August 2013, the Company issued its Series D Preferred Stock at a price of $8.56 per share, which is less than one-hundred and twenty percent (120%) of the Series C Preferred Original Issue Price, and as a result, the Series C Original Issue Price is deemed to be $8.34 per share for the purpose of calculating the Series C Conversion Price. The prior Original Issue Price of Series C was $8.56 per share.

The Company has determined that the Series D, Series C, Series B and Series A Preferred host instrument was more akin to equity than debt and that the above identified conversion feature, subject to adjustments, was clearly and closely related to the host instrument, and accordingly bifurcation and classification of the conversion feature as a derivative liability was not required. The Series D, Series C, Series B and Series A Preferred Stock is contingently redeemable at the option of the holders or upon the occurrence of a Deemed Liquidation Event that is not solely within the control of the Company. A Deemed Liquidation Event is considered, a merger or consolidation in which (i) the Company is a constituent party or (ii) a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation. Accordingly, the Series D, Series C, Series B and Series A Preferred Stock are presented as redeemable convertible preferred stock based on their redemption values at December 31, 2021.

Note 9 - Common Stock

The Company is authorized to issue 100,000,000 shares of common stock, par value $0.001 per share. The holders of the common stock are entitled to one vote per each share with respect to each matter voted on by the stockholders of the Company.

On March 31, 2022, the Company notified holders of the Company's Preferred Stock that all of their shares of Preferred Stock issued and outstanding would be converted into shares of common stock as a result of a collective vote of all Preferred Stockholders that approved of the conversion of all shares of Preferred Stock. The Company converted all 5,172,991 issued and outstanding shares of Preferred Stock to 8,651,207 shares of common stock. For additional details on the conversion of each class of Preferred Stock, see Note 8.

During the six months ended June 30, 2021, the Company issued 118,848 shares of common stock for net proceeds of $46,351 as a result of options exercised during the year by the former CEO of the Company. The Company did not issue shares of common stock during the six months ended June 30, 2022.

Note 10 - Stock Based Compensation

In October 2009, the Board of Directors and Stockholders of the Company adopted the 2009 Equity Incentive Plan (the “Plan”), which was amended in 2011. The Plan provides for grants of stock options, restricted stock, and other stock-based awards to eligible employees of the Company as well as directors, officers, and others. The Plan is administered by the Board of Directors of the Company and was amended on September 24, 2019 to extend the term of the plan for ten more years.

Stock options are granted with an exercise price as determined by the Board of Directors, but in no event shall the exercise price be less than the fair value of a share of common stock on the date of grant. Awards generally vest over five years of continuous service and have a ten-year term from the date of grant.

The Company lacks company-specific historical and implied volatility information. Therefore, it estimates its expected stock volatility based on the historical volatility of a set of publicly traded peer companies. Due to the lack of historical exercise history, the expected term of the Company’s stock options for employees has been determined utilizing the “simplified” method for awards. The risk-free interest rate is determined by reference to the U.S. Treasury yield curve in effect at the time of grant of the award for time periods approximately equal to the expected term of the award. The expected dividend yield is zero based on the fact that the Company has never paid cash dividends and does not expect to pay any cash dividends in the foreseeable future.

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NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

In order to determine the fair value, the Company considered, among other things, the Company’s business, financial condition and results of operations; the lack of marketability of the Company’s common stock; the market performance of comparable publicly traded companies; and U.S. and global economic and capital market conditions.

The following table summarizes stock option activity under the Plan for the six months ended June 30, 2022 and 2021.

	Shares Underlying Options	Average Exercise Price	Remaining Contractual Term (in years)
Outstanding at January 1, 2022	1,139,000	$0.40	8.67
Granted	—	—	—
Exercised	—	—	—
Cancelled	—	—	—
Expired	—	—	—
Outstanding at June 30, 2022	1,139,000	$0.40	8.43
Vested options at June 30, 2022	1,062,814	$0.56	8.41

	Shares Underlying Options	Average Exercise Price	Remaining Contractual Term (in years)
Outstanding at January 1, 2021	387,970	$0.47	5.94
Granted	990,000	0.39	9.31
Exercised	(118,848)	0.39	—
Cancelled	(115,122)	0.43	—
Expired	(5,000)	4.00	—
Outstanding at June 30, 2021	1,139,000	$0.40	8.67
Vested options at June 30, 2021	265,000	$0.83	6.01

The fair value of employee options is estimated on the date of each grant using the Black-Scholes option-pricing model. During the six months ended June 30, 2021, the Company granted 990,000 options to employees and directors with a grant date fair value of $9,900, at a fair value of $0.01 a share. There were no grants during the six months ended June 30, 2022. The assumptions used in calculating the fair value of stock-based awards during 2021 represent management’s best estimates and involve inherent uncertainties and the application of management’s judgement. The assumptions are as follows:

June 30, 2021
Fair value of company’s common stock	$0.024
Dividend yield	0%
Expected volatility	91% - 175%
Risk Free interest rate	0.9% - 3.0%
Expected life (years) remaining	1.83 – 6.50

The stock-based compensation expense for stock option awards was $2,973 and $1,788 for the six months ended June 30, 2022 and 2021, respectively. Stock-based compensation is included within general and administrative expenses on the Company's Statement of Operations.

As of June 30, 2022, there was an aggregate of $718 of unrecognized compensation cost related to non-vested stock-based compensation arrangements. This amount will be recognized as expense over a weighted-average period of 2.34 years.

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

Note 11 - Leases

During 2018 and 2019, the Company leased office space from an entity controlled by the Chairman of the Board of Directors. On January 1, 2019, the Company entered into a new lease agreement with a term of three years due to expire December 31, 2022. As of December 1, 2020, the entity controlled by the Chairman of the Board of Directors is no longer the landlord of the leased office space.

The Company’s lease agreements generally do not provide an implicit borrowing rate. Therefore, the Company used a benchmark approach to derive an appropriate imputed discount rate. The Company benchmarked itself against other companies of similar credit ratings and comparable quality and derived an imputed rate, which was used in a portfolio approach to discount its real estate lease liabilities. We used an estimated incremental borrowing rate of 18.10% on June 30, 2022 for all leases that commenced prior to that date.

Right of use lease assets and lease liabilities for our operating leases were recorded in the balance sheet as follows:

	As of June 30, 2022	As of December 31, 2021
Assets
Lease right of use assets	$25,933	$51,867
Total lease assets	25,933	51,867
Liabilities
Current liabilities:
Lease liability - current portion	26,200	52,400
Non-current liabilities:
Lease liability, net of current portion	—	—
Total lease liability	$26,200	$52,400

Lease Terms and Discount Rate

The table below presents certain information related to the weighted average remaining lease term and the weighted average discount rate for the Company’s operating leases as of June 30, 2022:

Weighted average remaining lease term (in years) – operating leases	0.50
Weighted average discount rate – operating leases	18.10

Undiscounted Cash Flows

Future lease payments included in the measurement of lease liabilities on the balance sheet as of June 30, 2022 were as follows:

Six months ending June 30, 2022	Operating Lease
2022	$26,200
Less effects of discounting	—
Present value of future minimum lease payments	$26,200

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

Note 12 - Income Taxes

The Company recorded no provision or benefit for income tax expense for the six months ended June 30, 2022 and 2021. For all periods presented, the pretax losses incurred by the Company received no corresponding tax benefit because the Company concluded that it is more likely than not that the Company will be unable to realize the value of any resulting deferred tax assets and therefore has recorded a valuation allowance reducing the benefit to zero. The Company will continue to assess its position in future periods to determine if it is appropriate to reduce a portion of its valuation allowance in the future.

On March 27, 2020, Congress enacted the CARES Act to provide certain relief as a result of the COVID-19 pandemic. The CARES Act, among other things, includes provisions relating to net operating loss carryback periods, alternative minimum tax credit refunds, and modification to the net interest deduction limitations. The CARES Act did not have a material impact on the Company’s consolidated financial statements for the six months ended June 30, 2022 and 2021. The Company continues to monitor any effects on its financial statements that may result from the CARES Act. As of June 30, 2022 and December 31, 2021, the Company had not recorded any liability for uncertain tax positions, accrued interest or penalties thereon, and no amounts have been recognized in these Company’s statement of operations.

Note 13 – Royalty

In February 2022, the Company entered into an Assignment and Agreement with an individual for the assignment and all rights to a surgical vessel closing pressure device.  In exchange, the Company has agreed to pay a 5% royalty on net sales up to $1 million in royalties, payable annually in arrears, beginning in the year ending December 31, 2022.  After $1 million in royalties has been paid, and only if a patent has been granted by the United States Patent and Trademark Office, then the Company will continue to pay a royalty at a reduced rate of 2% of net sales until a cumulative royalty of $10 million has been paid.  Royalty payments will end February 28, 2032, whether or not the full $10 million has been paid.  For the six months ended June 30, 2022, no royalty has been accrued or paid under this agreement.

Note 14 - Commitments and Contingencies

Legal Proceedings

The Company may be involved in lawsuits, claims and proceedings incidental to the ordinary course of business. The Company accounts for such contingencies when a loss is considered probable and can be reasonably estimated.

In May 2020, the Company received a Summons to appear before the District Court of the Hague in a matter brought against the Company by PEACS B.V. The dispute concerns the ownership of one of the Company’s European patents and services provided by PEACS B.V. relating to its VIVO product. Management accrued $375,000 at December 31, 2020 representing its best estimate for the resolution of the PEACS B.V dispute.

In May 2021, the Company and PEACS B.V. settled the outstanding litigation. As part of the settlement, the Company agreed to pay PEACS B.V. $375,000. Additionally, PEACS B.V. agreed to pay $200,000 to the Company for the transfer of certain patents. Ultimately, the $200,000 due for the transfer of the patents was offset against the $375,000 due to PEACS B.V. Therefore, the Company paid PEACS B.V. $175,000 and recorded a gain on the transfer of intangible assets of $200,000 for the six months ended June 30, 2021.

Note 15 - Related Party Transactions

On March 13, 2021, the Company granted 70,000 stock options to four employees. The stock options are to vest annually over five years, and exercisable for ten years from the grant date. All options would terminate ten years from the grant date or with termination of employment, whichever comes first. The exercise price of all the stock options is $0.39.

On April 25, 2021, the Company granted 900,000 stock options to five directors and one observer on the Board of Directors. The stock options are to vest monthly over one year, and exercisable for ten years from the grant date. All

CATHETER PRECISION, INC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

options would terminate ten years from the grant date or with termination of employment, whichever comes first. The exercise price of all the stock options is $0.39.

The Company’s Chairman of the Board of Directors is the holder of Convertible Promissory Note Two and the lead investor in the holder of Convertible Promissory Note One as of June 30, 2022 and December 31, 2021, respectively. The Chairman of the Board of Directors owns approximately 15% and 23% of the Company’s common stock as of June 30, 2022 and December 31, 2021, respectively. The outstanding balance of Convertible Promissory Notes One and Two due to the Chairman of the Board of Directors is $25,140,000 and $23,660,000 as of June 30, 2022 and December 31, 2021, respectively. The outstanding balance of interest payable related to the Convertible Promissory Notes One and Two due to the Chairman of the Board of Directors is $12,309,278 and $10,859,343 as of June 30, 2022 and December 31, 2021, respectively. .

The Company’s former CEO is the acting CEO of another entity and it is no longer considered an affiliated entity. As of and for the six months ended June 30, 2022 and 2021 there were no transactions between the Company and the affiliated entity. As of June 30, 2022, and December 31, 2021, there were no amounts due to or from the affiliated entity. During the six months ended June 30, 2021, the amount due from the exercise of 118,848 stock options by the former CEO was offset against deferred compensation due to the former CEO.

A member of the Company’s Board of Directors is the holder of Convertible Promissory Note Three and owns 66,445 and 2,959 shares of the Company’s common stock as of June 30, 2022 and December 31, 2021, respectively. The outstanding balance of Convertible Promissory Note Three due to the member is $75,000 as of June 30, 2022 and December 31, 2021. The outstanding balance of interest payable related to Promissory Note Three is $54,806 and $50,343 as of June 30, 2022 and December 31, 2021, respectively.

The holder of Convertible Promissory Note Four is a stockholder of the Company and active investor in other ventures directed by the Company’s Chairman of the Board of Directors. The holder of Convertible Promissory Note Four owns 51,122 and 8,242 shares of the Company’s common stock as of June 30, 2022 and December 31, 2021, respectively. The outstanding balance of Convertible Promissory Note Four due to the shareholder is $250,000 as of June 30, 2022 and December 31, 2021. The outstanding balance of interest payable related to Promissory Note Four is $182,632 and $167,755 as of June 30, 2022 and December 31, 2021, respectively.

Please refer to Note 6 for additional details relating to convertible promissory notes with related parties.

Note 16 -Subsequent Events

The Company has evaluated subsequent events occurring after the balance sheet date through the date of September 9, 2022 which is the date the financial statements were available to be issued. Based on this evaluation, the Company has determined the following subsequent events have occurred which require adjustment to, or disclosure in the financial statements.

Subsequent to June 30, 2022, the Company received advances totaling $350,000 from the Chairman of the Board of Directors.  The advances are to be repaid without interest upon the closing of a merger transaction.

On September 9, 2022, the Company entered into an Agreement and Plan of Merger with Ra Medical Systems, Inc. (Ra Medical) where the Company will become a wholly-owned subsidiary of Ra Medical.  The Board of Directors of the Company has recommended approval of the merger by its stockholders.  Each share of the Company’s common stock issued and outstanding at the time of the merger will be converted into the right to receive Common Stock.  The Company’s stockholders immediately after to the merger will own approximately 79% of Ra Medical.  Ra Medical will assume all of the Company’s assets and liabilities and be the operating entity for the current business of the Company going forward.  The merger is expected to close before the end of 2022, subject to certain closing conditions.

One of the conditions of closing is for the Company to enter into a Debt Settlement Agreement and Release with each of the four Noteholders of the Convertible Promissory Notes discussed in Note 6.  The agreements state at the closing of a merger transaction, the Convertible Promissory Notes will be deemed terminated and merger shares will be issued to the Noteholders.  All accrued interest will be forgiven by the Noteholders in exchange for a Royalty Right.  The Company will pay to the Noteholders a total royalty equal to 12% of net sales of its Surgical Vessel Closing Pressure Device, commencing up the first commercial sale through December 31, 2035.

Exhibit 99.6

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements give effect to the Merger. Catheter Precision, Inc. (“Catheter Precision”) was determined to be the accounting acquirer based upon the terms of the Merger and other factors including Catheter Precision’s security holders obtain voting control of Ra Medical Systems, Inc. (“Ra Medical”).

In the unaudited pro forma condensed combined financial statements, the Merger will be recorded as a business combination using the acquisition method of accounting under accounting principles generally accepted in the United States, or “U.S. GAAP”. The Merger will be accounted for as a business acquisition under the accounting guidance and Catheter Precision, as the accounting acquirer, will record the assets acquired and assumed liabilities of Ra Medical at their fair values as of the acquisition date. Catheter Precision and Ra Medical have determined a preliminary estimated purchase price calculated as described in Note 2 to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet as of June 30, 2022 gives effect to the Merger as if it took place on June 30, 2022 and combines the historical balance sheets of Catheter Precision and Ra Medical as of such date. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2022 and for the year ended December 31, 2021 gives effect to the Merger as if it took place as of January 1, 2021, and combines the historical results of Catheter Precision and Ra Medical for each period. The historical financial statements of Catheter Precision and Ra Medical have been adjusted to give pro forma effect to events that are (i) directly attributable to the Merger, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed combined statements of operations, at the date hereof are expected to have a continuing impact on the combined companies’ results.

The unaudited pro forma condensed combined financial information is based on the assumptions and adjustments that are described in the accompanying notes. The unaudited pro forma condensed combined financial statements and pro forma adjustments have been prepared based on preliminary estimates of fair value of assets acquired and liabilities assumed. Differences between these preliminary estimates and the final acquisition accounting are likely to occur and these differences could be material as compared to the accompanying unaudited pro forma condensed combined financial statements and the combined companies’ future results of operations and financial position. The actual amounts recorded as of the completion of the Merger may also differ materially from the information presented in these unaudited condensed combined pro forma financial statements as a result of, among other factors, the amount of capital raised by Ra Medical between entering the Merger Agreement and closing of the Merger; the amount of cash used in operations between the signing of the Merger Agreement and the closing of the Merger; the timing of closing of the Merger; changes in the fair value of Ra Medical common stock and other changes in the Ra Medical assets and liabilities that occur prior to the completion of the Merger.

The unaudited pro forma condensed combined financial information does not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the integration of the two companies, if any. The unaudited pro forma condensed combined financial information is preliminary and has been prepared for informational purposes only and is not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have been realized had Ra Medical and Catheter Precision been a combined company during the specified periods.

The unaudited pro forma condensed combined financial information, including the notes thereto, should be read in conjunction with the separate Ra Medical and Catheter Precision historical financial statements, and their respective management’s discussion and analysis of financial condition and results of operations incorporated or included as exhibits to this Form 8-K.

Ra Medical Systems, Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(in thousands)

As of June 30, 2022

	Historical		Pro Forma
	Catheter		Pro Forma		Pro Forma
	Precision	Ra Medical	Adjustments	Notes	Results
Assets
Current Assets:
Cash and cash equivalents	$76	$11,128	$5,500	3.b	$16,704
Accounts receivable, net	39	17	—		56
Inventories	—	43	—		43
Other current assets	114	1,144	—		1,258
Total current assets	229	12,332	5,500		18,061
Property and equipment, net	25	38	—		63
Operating lease right-of-use assets	26	1,967	—		1,993
Other long-term assets	—	36	—		36
Total assets	$280	$14,373	$5,500		$20,153
Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$62	$487	$—		$549
Accrued expenses	125	1,970	(101)	3.c	9,205
			5,000	3.d
			1,211	3.e
			1,000	3.f
Current portion of operating lease liabilities	26	297	—		323
Royalties payable	159	—	—		159
Interest payable - related parties	12,547	—	(12,547)	3.g	—
Convertible promissory notes - related parties	25,465	—	(25,465)	3.h	—
Derivative liability	1,182	—	(1,182)	3.i	—
Total current liabilities	39,566	2,754	(32,084)		10,236
Contingent consideration	—	—	1,000	3.g	1,000
Operating lease liabilities	—	1,828	—		1,828
Total liabilities	39,566	4,582	(31,084)		13,064
Shareholders' equity:
Common stock (new)	—	—	5	2.	5
Common stock	10	10	(10)	3.m	10
Additional paid-in capital	75,088	201,996	(201,996)	3.m	89,824
			14,736	2.
Accumulated deficit	(114,384)	(192,215)	192,215	3.m	(82,750)
			12,547	3.g
			25,465	3.h
			1,182	3.i
			(7,560)	3.a
Shareholders' (deficit) equity	(39,286)	9,791	36,584		7,089
Total liabilities and shareholders' equity	$280	$14,373	$5,500		$20,153

Ra Medical Systems, Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands, except per share data)

For the Six Months Ended June 30, 2022

	Historical		Pro Forma
	Catheter		Pro Forma		Pro Forma
	Precision	Ra Medical	Adjustments	Notes	Results
Net revenue	$132	$14	$—		$146
Cost of revenue	8	161	—		169
Gross profit (loss)	124	(147)	—		(23)
Operating expenses:
Selling, general and administrative	1,338	4,778	(141)	3.c	5,975
Research and development	115	5,511	—		5,626
Restructuring and impairment	—	3,527	(3,527)	3.j	—
Total operating expenses	1,453	13,816	(3,668)		11,601
Loss from operations	(1,329)	(13,963)	3,668		(11,624)
Other income (expense), net:
Interest expense	(1,537)	—	1,537	3.g	—
Other income (expense), net	(64)	20	57	3.i	13
Total other income (expense), net	(1,601)	20	1,594		13
Loss before income taxes	(2,930)	(13,943)	5,262		(11,611)
Income taxes	—	—	—		—
Net loss	(2,930)	(13,943)	5,262		(11,611)
Dividends on preferred shares	(907)	—	907	3.k	—
Net loss attributable to common stockholders	$(3,837)	$(13,943)	$6,169		$(11,611)

Net loss per share, basic and diluted	$(0.50)	$(0.53)			$(0.04)
Shares used in computing net loss per share:
Basic and diluted	5,842	26,133		3.l	258,336

Ra Medical Systems, Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands, except per share data)

For the Year Ended December 31,2021

	Historical		Pro Forma
	Catheter		Pro Forma		Pro Forma
	Precision	Ra Medical	Adjustments	Notes	Results
Net revenue	$149	$22	$—		$171
Cost of revenue	10	1,560	—		1,570
Gross profit (loss)	139	(1,538)	—		(1,399)
Operating expenses:
Selling, general and administrative	2,228	15,475	—		17,703
Research and development	422	12,253	—		12,675
Total operating expenses	2,650	27,728	—		30,378
Loss from operations	(2,511)	(29,266)	—		(31,777)
Other income (expense), net:
Transaction expense of the merger	—	—	7,560	3.a	7,560
Interest expense	(2,828)	—	2,828	3.g	—
Gain on extinguishment of PPP promissory note	200	2,023	—		2,223
Other income (expense), net	149	(14)	43	3.i	178
Total other income (expense), net	(2,479)	2,009	10,431		9,961
Loss from continuing operations before income taxes	(4,990)	(27,257)	(4,689)		(36,936)
Income taxes	—	4	—		4
Loss from continuing operations before dividends	(4,990)	(27,261)	(4,689)		(36,940)
Dividends on preferred shares	(3,628)	-	3,628	3.k	—
Loss from continuing operations	(8,618)	(27,261)	(1,061)		(36,940)
Income from discontinued operations, net of taxes	—	2,191	—		2,191
Net loss attributable to common stockholders	$(8,618)	$(25,070)	$(1,061)		$(34,749)

Net loss per share, basic and diluted
Continuing operations	$(3.50)	$(5.39)			$(0.16)
Discontinued operations	—	0.43			0.01
Total net loss per shares, basic and diluted	$(3.50)	$(4.96)			$(0.15)
Shares used in computing net loss per share:
Basic and diluted	1,425	5,055		3.l	237,258

Ra Medical Systems, Inc.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(Unaudited)

1.	BASIS OF PRESENTATION

After completion of the Merger, the consolidated financial statements of the consolidated entity will be prepared and presented in accordance with U.S. GAAP. The unaudited pro forma condensed combined financial information includes (all financial information is prepared in accordance with U.S. GAAP):

(a)     The unaudited pro forma condensed combined balance sheet as at June 30, 2022, combines (i) the unaudited balance sheet of Catheter Precision as at June 30, 2022, as derived from information included as exhibits to this Form 8-K and (ii) the unaudited condensed balance sheet of Ra Medical as at June 30, 2022 as filed on Ra Medical’s Form 10-Q with the SEC on August 15, 2022 as if the Merger had been completed on June 30, 2022.

(b)    The unaudited pro forma condensed combined statement of operations for the six months period ended June 30, 2022 combines (i) the unaudited condensed statement of operations of Catheter Precision for the nine months period ended June 30, 2022 as derived from information included as exhibits to this Form 8-K and (ii) the unaudited interim condensed statement of operations of Ra Medical for the six months period ended June 30, 2022 as filed on Ra Medical’s Form 10-Q with the SEC on August 15, 2022 and gives effect to the Merger as if it took place as of January 1, 2021.

(c)     The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 combines (i) the audited statement of operations of Catheter Precision for the year ended December 31, 2021 as derived from information included as exhibits to this Form 8-K and (ii) the audited statement of operations of Ra Medical for the year ended December 31, 2021 as filed on Ra Medical’s Form 10-K with the SEC on March 24, 2022 and amended on July 13, 2022 and gives effect to the Merger as if it took place as of January 1, 2021.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical financial statements and notes included therein of Ra Medical, and Catheter Precision, as referred to above and included elsewhere in this proxy statement. Further review may identify differences between the accounting policies of Catheter Precision and Ra Medical that, when conformed, could have a material impact on the financial statements of the combined company. At this time, Catheter Precision and Ra Medical are not aware of any accounting policy differences that would have a material impact on the unaudited pro forma condensed combined financial information of the combined company.

The Merger reflected in the unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting in accordance with ASC 805, Business Combinations, under U.S. GAAP. Based on the definitions of control, the acquisition is deemed to be a reverse acquisition and Ra Medical is considered the legal acquirer and Catheter Precision is considered the accounting acquirer. Under the acquisition method, the total estimated consideration is calculated as described in Note 2 to the unaudited pro forma condensed combined financial information. In accordance with the accounting guidance for business combinations, the assets acquired and liabilities assumed of Ra Medical will be measured at their estimated fair values. The pro forma financial information has accounted for Ra Medical’s assets and liabilities based on their historical amounts as no valuation has occurred at this time to determine their respective fair values.

It is Ra Medical’s management’s opinion that the unaudited pro forma condensed combined financial information includes all adjustments necessary for the fair presentation of the Merger described herein. This unaudited pro forma condensed combined financial information has been presented for informational purposes only and is not intended to reflect the results of operations or the financial position of Ra Medical which would have actually resulted had the Merger been effected on the dates indicated. Furthermore, the unaudited pro forma condensed combined financial information is not necessarily indicative of the results of operations that may be obtained in the future. Actual amounts recorded upon completion of the Merger will differ from those recorded in the unaudited pro forma condensed combined financial information and the differences may be material.

2.	MERGER OF CATHETER PRECISION, INC.

The management of Ra Medical and Catheter Precision has preliminarily concluded that the Merger represents a business combination pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations, or ASC 805. For accounting purposes, Catheter Precision has been determined to be the accounting acquirer based upon the terms of the Merger and other factors including Catheter Precision’s security holders obtaining voting control of the shares. The Merger will be accounted for as a reverse acquisition using the acquisition method of accounting for business combinations under the guidance of ASC 805. Accordingly, Catheter Precision will record the acquired assets and assumed liabilities at their fair value as of the Merger closing date.

Management has estimated the preliminary consideration and not yet completed an external valuation analysis of the fair market value of Ra Medical’s assets to be acquired and liabilities to be assumed. As a result, management has the estimated the allocation of the preliminary purchase price to Ra Medical’s assets and liabilities. This preliminary purchase price allocation has been used to prepare the pro forma adjustments in the unaudited pro forma condensed combined balance sheet. The final purchase price allocation will be determined when the final purchase price has been determined the final assets and liabilities and any asset sales are known, and detailed valuations and any other studies and calculations deemed necessary have been completed. The final purchase price and purchase price allocation could differ materially from the preliminary purchase price and purchase price allocation used to prepare the pro forma adjustments resulting from changes to assets and liabilities and to the ultimate purchase consideration, and operations during the intervening period to the closing of the Merger, among other factors.

Pursuant to the terms of the Merger Agreement, Ra Medical will issue approximately 79.37% shares of its Common Stock (including through the assumption of Catheter Precision options) to the shareholders, holders of Catheter Precision options and Convertible Promissory Note holders of Catheter Precision, in exchange for the acquisition of 100% of the issued and outstanding common shares of Catheter Precision, the assumption of the Catheter Precision options and the cancellation of the principal amount of the Convertible Promissory Notes. The actual number of shares to be issued will be determined at the closing of the Merger and subject to downwards adjustment in the Merger Agreement to the extent that, and by the amount in which Ra Medical delivers Net Cash (as defined in the Merger Agreement) greater than $8,000,000. Pursuant to guidance for reverse acquisitions, the consideration to be transferred by the accounting acquirer (Catheter Precision) for its interests in the accounting acquiree (Ra Medical) is based on the number of equity interests the legal subsidiary would have had to issue to give the owners of the legal parent the same percentage equity interest in the combined entity that results from the reverse acquisition. Ra Medical shareholders own common stock. In addition, the Ra Medical equity holders hold warrants to acquire common stock of Ra Medical. The preliminary consideration, or the proportional value to be retained by the Ra Medical shareholders, has been based on the sale price of Ra Medical common stock on the NYSE American on September 1, 2022. This preliminary purchase price is based on the aggregate number of shares of Ra Medical’s common stock and common stock equivalents expected to be outstanding at the closing of the Merger as summarized below:

Estimated number of shares to be owned by Ra Medical shareholders	54,512,951
Multiplied by the fair value per share of Ra Medical stock	$0.16
8,722,072
Estimated Black-Scholes value of warrants	6,018,922
Estimated purchase price	$14,740,994

The actual purchase price will fluctuate until the Effective Date of the Merger and the final valuation could differ significantly from the preliminary estimate. The price per share of common stock has been based on the sale price of Ra Medical Systems, Inc. common stock on the NYSE American on September 1, 2022. For example, a fluctuation in the stock price of 10% could increase or decrease the estimated consideration $1.6 million.

3.	PRO FORMA ADJUSTMENTS

The adjustments reflect the acquisition method of accounting, which takes into account the total consideration transferred for Ra Medical’s assets and liabilities based on their historical amounts as no valuation has occurred at this time to determine their respective fair values.

a.	The preliminary estimated consideration transferred and assets acquired and liabilities assumed are recorded as follows (in thousands):

Cash and cash equivalents (3.b)	$16,628
Other assets	1,204
Long-term assets	2,041
Accounts payable, accrued expenses and other liabilities (3.f)	(5,582)
Direct, incremental costs of the Merger which are reflected in the historical financial statements (accrued expenses) (3.c)	101
Change of control severance liability (3.e)	(1,211)
Contingent liability (3.d)	(5,000)
Net assets acquired	8,181
Less: preliminary estimated consideration (2.)	14,741
Less: contingent consideration (3.g)	1,000
Transaction expense of the merger	$(7,560)

Any excess of the purchase price over the estimated fair value of the net assets acquired will be recorded as a day one recognition of the transaction expense incurred by Catheter Precision. This transaction expense is treated as an adjustment to the statement of operations under U.S. GAAP.

A final determination of fair value may differ materially from the preliminary estimates and will include management’s final valuation. The final valuation will change the calculation of consideration, which could affect the fair value assigned to the assets acquired and liabilities assumed and could result in a change to the unaudited pro forma condensed combined financial information.

b.	The adjustment reflects the issuance of 22.2 million shares in connection with a warrant repricing and exercise that occurred in July 2022.

c.	The adjustment removes the direct, incremental costs of the acquisition which will not be an ongoing cost upon consummation of the Merger.

d.	The adjustment includes an estimated liability owed to the Department of Justice which is due upon a change in control transaction.

e.	The adjustment includes change of control expenses relating to severance.

f.	The adjustment includes an estimated liability for insurance which will be obtained in a change of control transaction.

g.

The adjustment reflects the agreement with the Noteholders to forgive all accrued interest and future interest expense in exchange for a future royalty right. The Company will pay to the Noteholders a total royalty equal to 12% of net sales of its Surgical Vessel Closing Pressure Device, commencing upon the first commercial sale through December 31, 2035. The contingent consideration adjustment has an estimated fair value of $1.0 million.

h.

The adjustment removes the Convertible Promissory Notes principal as the Convertible Promissory Notes will be converted to equity in conjunction with the Merger under the proposed Debt Settlement Agreement and Release with each note holder.

i.

The adjustment removes the derivative liability and related expense for the changes in fair value of the derivative liability which will be terminated as the result of the conversion of the Convertible Promissory Notes. See 3.h.

j.	The adjustment removes the restructuring and impairment expenses which will not be an ongoing cost.

k.	The adjustment removes the dividends on preferred shares as the preferred shares converted to common in March 2022 and will not be an ongoing cost.

l.

Shares used in computing net loss per share assumes the issuance of 210,000,000, or approximately 79%, shares of common stock, and 22,202,503 common shares issued in connection with a warrant repricing and exercise that occurred in July 2022, as if it took place on January 1, 2021. The actual number of common shares to be issued in connection with the Merger will be determined based upon future events as described elsewhere in this Form 8-K.

m.	Adjustments remove the historical value of equity and accumulated deficit of the accounting acquiree.

Exhibit 99.7

Risk Factors

Risks Related to our Merger with Catheter Precision, Inc. (“Catheter”).

Failure to complete, or delays in completing, the potential merger with Catheter could materially and adversely affect our results of operations, business, financial results and/or stock price.

On September 9, 2022, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Catheter, Rapid Merger Sub 1, Inc., a newly-created wholly-owned subsidiary of the Company (“First Merger Sub”), and Rapid Merger Sub 2, LLC, a newly-created wholly-owned subsidiary of the Company (“Second Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, the First Merger Sub will merge with and into Catheter, with Catheter being the surviving corporation (the “Post-Merger Surviving Company”) and a wholly-owned subsidiary of the Company (the “First Effective Time”), and then, immediately following the First Effective Time, and as part of the same overall transaction, the Post-Merger Surviving Company will merge with and into the Second Merger Sub (the “Second Effective Time”), with the Second Merger Sub being the surviving limited liability company (the “Post-Merger Combined Company”) (such transactions collectively, the “Merger”). Consummation of the Merger is subject to certain closing conditions, a number of which are not within our control. Any failure to satisfy these required conditions to closing may prevent, delay or otherwise materially adversely affect the completion of the transaction. We cannot predict with certainty whether or when any of the required closing conditions will be satisfied or if another uncertainty may arise and cannot assure you that we will be able to successfully consummate the proposed merger as currently contemplated under the Merger Agreement or at all.

Our efforts to complete the Merger could cause substantial disruptions in, and create uncertainty surrounding, our business, which may materially adversely affect our results of operation and our business. Uncertainty as to whether the Merger will be completed may affect our ability to recruit prospective employees or to retain and motivate existing employees. Employee retention may be particularly challenging while the transaction is pending because employees may experience uncertainty about their roles following the transaction. Uncertainty as to our future could adversely affect our business and our relationship with collaborators, suppliers, vendors, regulators and other business partners. For example, vendors, collaborators and other counterparties may defer decisions about working with us or seek to change existing business relationships with us. Changes to, or termination of, existing business relationships could adversely affect our results of operations and financial condition, as well as the market price of our common stock. The adverse effects of the pendency of the transaction could be exacerbated by any delays in completion of the transaction or termination of the Merger Agreement.

Risks related to the failure of the proposed Merger to be consummated include, but are not limited to, the following:

•

we would not realize any or all of the potential benefits of the Merger, including any synergies that could result from combining our financial and proprietary resources with those of Catheter, which could have a negative effect on our stock price;

•	we will remain liable for significant transaction costs, including legal, accounting, financial advisory and other costs relating to the Merger regardless of whether the Merger is consummated;
•	the trading price of our common stock may decline to the extent that the current market price for our stock reflects a market assumption that the Merger will be completed;
•	the attention of our management and employees may have been diverted to the Merger rather than to our own operations and the pursuit of other opportunities that could have been beneficial to us;
•	we could be subject to litigation related to any failure to complete the Merger;
•

the potential loss of key personnel during the pendency of the Merger as employees and other service providers may experience uncertainty about their future roles with us following completion of the Merger; and

•

under the Merger Agreement, we are subject to certain restrictions on the conduct of our business prior to completing the Merger, which restrictions could adversely affect our ability to conduct our business as we otherwise would have done if we were not subject to these restrictions.

The occurrence of any of these events individually or in combination could materially and adversely affect our results of operations, business, and our stock price.

We cannot be sure if or when the Merger will be completed.

The consummation of the Merger is subject to the satisfaction or waiver of various conditions, including the authorization of the Merger and/or related transactions by our shareholders and Catheter’s shareholders. In addition, in connection with the Merger Agreement and as a condition to closing, we are required to furnish to Catheter Net Cash (as defined in the Merger Agreement) greater than $8,000,000, which may require us to raise additional capital in the public markets through the sale of our securities. We cannot guarantee that the closing conditions set forth in the Merger Agreement will be satisfied. If we are unable to satisfy the closing conditions in Catheter’s favor or if other mutual closing conditions are not satisfied, Catheter will not be obligated to complete the Merger.

If the Merger is not completed, our board of directors, in discharging its fiduciary obligations to our shareholders, will evaluate other strategic alternatives or financing options that may be available, which alternatives may not be as favorable to our shareholders as the Merger. Any future sale or merger, financing or other transaction may be subject to further shareholder approval. We may also be unable to find, evaluate or complete other strategic alternatives, which may have a materially adverse effect our business.

Our efforts to complete the Merger could cause substantial disruptions in, and create uncertainty surrounding, our business, which may materially adversely affect our results of operation and our business. Uncertainty as to whether the Merger will be completed may affect our ability to recruit prospective employees or to retain and motivate existing employees. Employee retention may be particularly challenging while the transaction is pending because employees may experience uncertainty about their roles following the transaction. A substantial amount of our management’s and employees’ attention is being directed toward the completion of the transaction and thus is being diverted from our day-to-day operations. Uncertainty as to our future could adversely affect our business and our relationship with collaborators, suppliers, vendors, regulators and other business partners. For example, vendors, collaborators and other counterparties may defer decisions concerning working with us, or seek to change existing business relationships with us. Changes to, or termination of, existing business relationships could adversely affect our results of operations and financial condition, as well as the market price of our common stock. The adverse effects of the pendency of the transaction could be exacerbated by any delays in completion of the transaction or termination of the Merger Agreement.

Until the Merger is completed, the Merger Agreement restricts Catheter and us from taking specified actions without the consent of the other party, and, in regards to us, except as expressly permitted by the Merger Agreement or by applicable laws, to carry on our business in accordance with good commercial practice and in substantially the same manner as heretofore conducted. These restrictions may prevent Catheter and us from making appropriate changes to our respective businesses or pursuing attractive business opportunities that may arise prior to the completion of the Merger.

Because the Merger Agreement provides, in certain circumstances, for a fixed exchange ratio for the number of shares of our common stock that will be issued for each outstanding share of Catheter’s share capital, we may face risks as a result of changes in our stock price during the pendency of the merger.

The Merger Agreement provides, in certain circumstances, for a fixed exchange ratio for the number of shares of our common stock that will be issued for each outstanding share of Catheter’s share capital in the Merger. If the public trading value of shares of our common stock changes over the period of time required to satisfy the Merger’s closing conditions, the consideration to be issued to Catheter’s shareholders at the time of the Merger may be different from the public trading value of shares of our common stock when we entered into the Merger Agreement.

We are substantially dependent on our remaining employees to facilitate the consummation of the Merger.

As of September 9, 2022, we had only eight full-time employees. Our ability to successfully complete the Merger depends in large part on our ability to retain certain remaining personnel. Despite our efforts to retain these employees, one or more may terminate their employment with us on short notice. The loss of the services of certain employees could potentially harm our ability to consummate the Merger, to run our day-to-day business operations, as well as to fulfill our reporting obligations as a public company.

If we do not successfully consummate a strategic transaction with Catheter or otherwise, our Board of Directors may decide to pursue a dissolution and liquidation of our company. In such an event, the amount of cash available for distribution to our stockholders will depend heavily on the timing of such liquidation as well as the amount of cash that will need to be reserved for commitments and contingent liabilities.

There can be no assurance that our agreement with Catheter will result in a successfully consummated transaction. If the Merger is not completed, our board of directors, in discharging its fiduciary obligations to our shareholders, will evaluate other strategic alternatives or financing options that may be available. There is no guarantee that we will achieve any such alternatives. If no transaction is completed, our Board of Directors may decide to pursue a dissolution and liquidation of our Company. In such an event, the amount of cash available for distribution to our shareholders will depend heavily on the timing of such decision and, ultimately, such liquidation, since the amount of cash available for distribution continues to decrease as we fund our operations while we evaluate our strategic alternatives. In addition, if our Board of Directors were to approve and recommend, and our shareholders were to approve, a dissolution and liquidation of our Company, we would be required under Delaware corporate law to pay our outstanding obligations, as well as to make reasonable provision for contingent and unknown obligations, prior to making any distributions in liquidation to our shareholders. Our commitments and contingent liabilities may include (i) obligations under our employment and related agreements with certain employees that provide for severance and other payments following a termination of employment occurring for various reasons, including a change in control of our Company; (ii) potential litigation against us, and other various claims and legal actions arising in the ordinary course of business; and (iii) non-cancelable facility lease obligations. As a result of this requirement, a portion of our assets may need to be reserved pending the resolution of such obligations. In addition, we may be subject to litigation or other claims related to a dissolution and liquidation of our Company. If a dissolution and liquidation were pursued, our Board of Directors, in consultation with its advisors, would need to evaluate these matters and make a determination about a reasonable amount to reserve. Accordingly, holders of our common stock could lose all or a significant portion of their investment in the event of a liquidation, dissolution or winding up of our company.

The market price of our common stock following the Merger may decline as a result of the Merger.

The market price of our common stock may decline as a result of the Merger for a number of reasons including, but not limited to, if:

•	investors react negatively to the prospects of the post-Merger public company’s business and prospects from the Merger;
•	the effect of the Merger on the post-Merger public company’s business and prospects is not consistent with the expectations of financial or industry analysts; or
•	the post-Merger public company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial or industry analysts.

We may be targeted by securities class action and derivative lawsuits that could result in substantial costs and may delay or prevent the Merger from being completed.

Securities class action lawsuits and derivative lawsuits are often brought against public companies that have entered into merger agreements. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on our liquidity and financial condition. In addition, if a plaintiff is successful in obtaining an injunction prohibiting completion of the Merger, then that injunction may delay or prevent the Merger from being completed, or from being completed within the expected timeframe, which may adversely affect our and Catheter’s respective businesses, financial positions and results of operation. Currently, neither we nor Catheter is aware of any securities class action lawsuits or derivative lawsuits having been filed in connection with the Merger.

Litigation against us and Catheter, or the members of the board of directors of the Company or Catheter, could prevent or delay the completion of the Merger or result in the payment of damages following completion of the Merger.

While we and Catheter believe that any claims that may be asserted by purported shareholder or stockholder plaintiffs related to the Merger would be without merit, the results of any such potential legal proceedings are difficult to predict and could delay or prevent the Merger from becoming effective in a timely manner. The existence of litigation related to the Merger could affect the likelihood of obtaining any approvals that are required from our stockholders or Catheter’s stockholders. Moreover, any litigation could be time consuming and expensive, could divert our and Catheter’s management’s attention away from their regular business and, if any lawsuit is adversely resolved against either us, Catheter or members of the respective board of directors of the Company or Catheter (each of whom we or Catheter are respectively required to indemnify pursuant to indemnification agreements), could have a material adverse effect on our or Catheter’s financial condition.

Our and Catheter’s equity holders may not realize a benefit from the Merger commensurate with the ownership dilution they will experience in connection with the Merger.

The post-Merger public company may not be able to realize the full strategic and financial benefits currently anticipated from the Merger and if such benefits are not fully realized as a result of the Merger, then our and Catheter’s equity holders will have experienced dilution of their ownership interests in their respective companies without receiving any commensurate benefit, or only receiving part of the commensurate benefit to the extent the post-Merger public company.

Some of our and Catheter’s executive officers and directors have interests in the Merger that are different from yours and that may influence them to support or approve the Merger without regard to your interests.

Some of our and Catheter’s officers and directors are parties to arrangements that provide them with interests in the Merger that are different from the respective stockholders of the Company and Catheter, including, among others, service as an officer or director of the post-Merger public company following the closing of the Merger, severance and retention benefits, the acceleration of equity award vesting, the conversion of debt instruments at a preferential price, and continued indemnification.

The ownership of the post-Merger public company’s common stock will be highly concentrated, and it may prevent you and other stockholders from influencing significant corporate decisions and may result in conflicts of interest that could cause the company stock price to decline.

Executive officers and directors of the post-Merger public company and their affiliates and persons that are related to such officers and directors are expected to beneficially own or control, in the aggregate, in excess of 50% of the outstanding shares of common stock of the post-Merger public company following the completion of the Merger. Accordingly, these executive officers, directors and their affiliates, acting as a group, will have substantial influence over the outcome of corporate actions requiring stockholder approval, including the election of directors, any merger, consolidation or sale of all or substantially all of the post-Merger public company assets or any other significant corporate transactions. These stockholders may also delay or prevent a change of control of the post-Merger public company, even if such a change of control would benefit the other stockholders of the post-Merger public company. The significant concentration of stock ownership may adversely affect the trading price of the post-Merger public company’s common stock due to investors’ perception that conflicts of interest may exist or arise, and may adversely affect the liquidity of the post-Merger public company’s common stock. As a result, it is possible that the post-Merger combined company will satisfy the controlled company provisions of the New York Stock Exchange American, in which case the combined company would not be required to satisfy all of the corporate governance requirements of the Exchange, including without limitation, requirements that a majority of the Board be independent and that the combined company have independent compensation and nominating committees.  See “--Upon the consummation of the Merger, the Company may be a “controlled company” within the meaning of NYSE American rules and, as a result, the Company may qualify for, and may choose to rely on, exemptions from certain corporate governance requirements”.

Our and Catheter’s security holders will have a reduced ownership and voting interest in, and will exercise less influence over the management of, the post-Merger public company following the closing of the Merger as compared to their current ownership and voting interest in the respective companies.

After the completion of the Merger, the current security holders of the Company and Catheter will own a smaller percentage of the post-Merger public company than their ownership in their respective companies prior to the Merger. Immediately after the Merger, it is currently estimated that Catheter stockholders, option holders and noteholders as of immediately prior to the Merger will own approximately 79.3% of the capital stock of the post-

Merger public company (including the assumption of Catheter options), with our stockholders as of immediately prior to the Merger, whose shares of our Common Stock will remain outstanding after the Merger, owning approximately 20.63% of the common stock of the post-Merger public company on a fully-diluted pro forma basis calculated via the treasury stock method. These estimates are based on the anticipated Exchange Ratio and are subject to adjustment as provided in the Merger Agreement, including a downwards adjustment for the Catheter stockholders, option holders and noteholders and an upwards adjustment for our stockholders, each to the extent that, and by the amount in which, we deliver Net Cash (As defined in the Merger Agreement) greater than $8,000,000.

In addition, it is a condition to the closing of the Merger that David Jenkins be appointed to our Board of Directors and also as our Executive Chair and Chief Executive Officer, with Will McGuire and Brian Conn resigning from their positions as our respective current Chief Executive Officer and interim Chief Financial Officer, and one to-be-determined current board member who will resign from our Board of Directors, such that our Board of Directors will be David Jenkins and four other directors. Consequently, security holders of the Company and Catheter will be able to exercise less influence over the management, the board of directors and policies of the post-Merger public company following the closing of the Merger than they currently exercise over the management, the board of directors and policies of their respective companies.

Because the Merger will likely result in an ownership change under Section 382 of the Code for the Company, the Company’s pre-Merger net operating loss carryforwards and certain other tax attributes will be subject to limitation. The net operating loss carryforwards and certain other tax attributes of the post-Merger public company may also be subject to limitations as a result of ownership changes.

If a corporation undergoes an “ownership change” within the meaning of Section 382 of the Code, the Company’s net operating loss carryforwards and certain other tax attributes arising from before the ownership change are subject to limitations on use after the ownership change. In general, an ownership change occurs if there is a cumulative change in the corporation’s equity ownership by certain stockholders that exceeds fifty percentage points over a rolling three-year period. Similar rules may apply under state tax laws. The Merger will likely result in an ownership change for the Company and, accordingly, the Company’s net operating loss carryforwards and certain other tax attributes will be subject to limitations on their use after the Merger. Additional ownership changes in the future could result in additional limitations on the Company’s and the post-Merger public company’s net operating loss carryforwards. Consequently, even if the post-Merger public company achieves profitability, it may not be able to utilize a material portion of the Company’s or the post-Merger public company’s net operating loss carryforwards and other tax attributes, which could have a material adverse effect on cash flow and results of operations.

The initial listing application to be filed with the NYSE American in order to continue the listing of the shares of common stock of the combined company on the NYSE American may not be approved if the combined company does not meet the initial listing standards.

In order to continue the listing of the shares of common stock of the combined company on the NYSE American, the combined company must meet the NYSE American’s initial listing standards and the NYSE American must approve an initial listing application that the Company will file with the NYSE American.

The NYSE American initial listing standards require that issuers meeting one of the following tests: (1) $750,000 of pre-tax income (in either the last fiscal year or two of the three most recent years), $3 million of public float, $4 million of stockholders’ equity and a minimum share price of $3 per share; (2) $15 million of public float, $4 million of stockholders’ equity, a $3 per share price and 2 years of operating history; (3) a $50 million market cap; $15 million of public float, $4 million of stockholders’ equity, and a $2 per share price; (4) a $75 million market cap; $20 million of public float and a $3 per share price; or (5) $75 million in total assets and total revenue (in either the last fiscal year or two of the three most recent years); $20 million of public float and a $3 per share price, plus in each case either (a) 800 public stockholders and 500,000 shares of total public float; (b) 400 public stockholders and 1,000,000 shares of total public float; or (c) 400 public stockholders, 500,000 shares of total public float and a 2,000 share daily trading volume (over the past six months).  In addition, the NYSE American may impose any other requirements that it deems appropriate, including without limitation, requirements as to the projected liquidity and cash flow of the combined company.

Although no assurances can be given that the combined company will meet such initial listing standards or that the NYSE American will approve such application, the Company intends for the combined company to meet the initial listing standard of the NYSE American that requires that the Company have $15 million of public float, $4 million of stockholders’ equity, a $3 per share price and 2 years of operating history. If any initial listing standard or other NYSE American requirement is not met, the NYSE American will not approve the initial listing application and the shares of common stock of the combined company will not be listed on the NYSE American upon consummation of the Merger. If a reverse stock split is not approved at our special meeting of stockholders to be held on September 20, 2022, or at a subsequent meeting, we may not be able to meet the $3 minimum price requirement.

If the NYSE American does not approve the initial listing application upon consummation of the Merger, the failure of the common stock of the combined company to be listed on a national securities exchange could have a material adverse effect on the combined company and its stockholders. The common stock of the combined company would be expected to trade on an over-the-counter market, which could, among other things, substantially impair the ability of the combined company to raise additional capital, result in a loss of institutional investor interest and fewer financing opportunities for the combined company, materially impair the ability of stockholders to buy and sell shares of the common stock of the combined company, and could have an adverse effect on the market price of, and the efficiency of the trading market for, the common stock of the combined company.

Upon the consummation of the Merger, the Company may be a “controlled company” within the meaning of NYSE American rules and, as a result, the Company may qualify for, and may choose to rely on, exemptions from certain corporate governance requirements.

Upon the consummation of the Merger, it is anticipated that David Jenkins, including his affiliates and affiliated entities will beneficially own more than 50% of the voting power of all of the Company’s outstanding capital stock. If such stockholder maintains that beneficial ownership, the Company will be a “Controlled Company” as defined in Section 801 of the NYSE American Company Guide. Under the NYSE American rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain NYSE American corporate governance requirements, including:

•	the requirement that a majority of the Company’s board of directors consists of independent directors;
•	the requirement that the Company’s directors must be nominated by a Nominating Committee composed by a majority of independent directors; and
•

the requirement that executive compensation must be determined, or recommended to the Company’s board of directors for determination, by a Compensation Committee comprised of independent directors or by a majority of the independent directors on the Company’s board.

Accordingly, if the Company qualifies as a controlled company, it will elect to be treated as such and its stockholders will not be afforded the same protections generally as stockholders of other NYSE American-listed companies, and will be considered “controlled” for other purposes under the Delaware General Corporation Law including Section 203, for so long as any stockholder controls more than 50% of Ra’s voting power and the Company relies upon such exemptions.

Risks Related to Our Evaluation of Strategic Alternatives for our Legacy Assets

We cannot assure you that our exploration of strategic alternatives for our legacy assets will result in a transaction or that any such transaction would be successful, and the process of exploring strategic alternatives or its conclusion could adversely impact our business and our stock price.

In March 2022, we engaged Ladenburg Thalmann & Co. Inc.  to assist us in identifying and evaluating a range of potential strategic alternatives, including an acquisition, company sale, merger, business combination, asset sale, in-license, out-license or other strategic transaction. On September 9, 2022, we entered into a definitive agreement for a merger transaction with Catheter as described in our Current Report on Form 8-K, filed with the SEC on September 9, 2022. However, we are continuing to explore strategic options for our legacy assets. There can be no assurance that this exploration of strategic alternatives will result in us entering or completing any transaction with respect to those assets or that any resulting plans or transactions will yield additional value for shareholders. Any potential transaction would be dependent on a number of factors that may be beyond our control, including, among other things, market conditions, industry trends, the interest of third parties in a potential transaction with us and the availability of financing to potential buyers on reasonable terms.

The process of exploring strategic alternatives could adversely impact our business, financial condition and results of operations. We could incur substantial expenses associated with identifying and evaluating potential strategic alternatives, including those related to equity compensation, severance pay and legal, accounting and financial advisory fees. In addition, the process may be time consuming and disruptive to our business operations, could divert the attention of management and the Board of Directors from our business, could negatively impact our ability to attract, retain and motivate key employees, and could expose us to potential litigation in connection with this process or any resulting transaction. Further, speculation regarding any developments related to the review of strategic alternatives and perceived uncertainties related to the future of the Company could cause our stock price to fluctuate significantly.

If we do not complete the merger transaction with Catheter, we will continue to face risks related to our legacy business as described in our most recent Quarterly Report on Form 10-Q for the period ended June 30, 2022, filed with the SEC on August 15, 2022. There can be no assurance that we will succeed in such activities.

Exhibit 99.8

Risk Factors

Risks Related to the Ongoing Business of Catheter Precision, Inc. (“Catheter”)

Set forth below are a number of material risks attendant to the ongoing business of Catheter, which Catheter would face as a stand-alone company if the Merger is not consummated. Many of these risks will continue to be faced by the combined company following the Merger, and you should carefully read this section together with the rest of these “Risk Factors.”

Catheter will be required to raise additional funds to finance Catheter’s operations and remain a going concern; Catheter may not be able to do so when necessary, and/or the terms of any financings may not be advantageous to Catheter.

Catheter’s operations to date have consumed substantial amounts of cash and Catheter has sustained negative cash flows from Catheter’s operations for the last several years. Catheter will require future additional capital infusions including public or private financing, strategic partnerships or other arrangements with organizations that have capabilities and/or products that are complementary to Catheter’s own capabilities and/or products, in order to execute Catheter’s strategic vision. However, there can be no assurances that Catheter will complete any financings, strategic alliances or collaborative development agreements, and the terms of such arrangements may not be advantageous to us. Catheter’s auditors have indicated in their audit opinion that there is substantial doubt about Catheter’s ability to continue as a going concern, which will affect Catheter’s ability to raise capital or borrow money. In addition, any additional equity financing will be dilutive to Catheter’s current stockholders, and debt financing, if available, may involve restrictive covenants. If Catheter raises funds through collaborative or licensing arrangements, Catheter may be required to relinquish, on terms that are not favorable to Catheter, rights to some of Catheter’s technologies or product candidates that Catheter would otherwise seek to develop or commercialize. Catheter’s failure to raise capital when needed could materially harm Catheter’s business, financial condition, and results of operations.

Catheter has a history of losses, will incur additional losses, and may never achieve profitability.

Historically, Catheter has been a clinical development company with a limited line of medical services and products in the markets. Catheter currently derives revenues from the View into Ventricular Onset System or VIVO™ System (“VIVO” or “VIVO System”). In the past, Catheter generated revenue from the sales of the Amigo® Remote Catheter System (“Amigo”), the business line of which Catheter discontinued in 2017. This product is currently in the research and development phase for a generation 2 product. While Catheter does generate revenue, Catheter is still operating at a loss, and there is no guarantee that Catheter will be able to grow the revenues enough to offset Catheter’s costs to realize profitability.

To date, Catheter has not been profitable and Catheter’s accumulated deficit was approximately $114,384,138, $110,547,532 and $101,929,180 at June 30, 2022, December 31, 2021 and December 31, 2020, respectively. Catheter’s losses have resulted principally from costs incurred in research and development, and from general and administrative costs associated with Catheter’s operations. In order to commercialize Catheter’s assets, Catheter will need to conduct substantial additional research, development and clinical trials. Catheter will also need to receive necessary regulatory clearances in the United States and obtain meaningful patent protection for and establish freedom to commercialize Catheter’s product candidates. Catheter must also complete further clinical trials and seek regulatory approvals for any new product candidates Catheter discovers, licenses or acquires. Catheter cannot be sure whether and when Catheter will obtain required regulatory approvals, or successfully research, develop, commercialize, manufacture and market any other product candidates. Catheter expects that these activities, together with future general and administrative activities, will result in significant expenses for the foreseeable future. Catheter may never achieve profitability.

Catheter’s research and development and commercialization efforts may depend on entering into agreements with corporate collaborators.

Because Catheter has limited resources, Catheter has sought to enter into collaboration agreements with other companies that will assist us in developing, testing, obtaining governmental approval for and commercializing products. Catheter may be unable to achieve commercialization of any product candidate until Catheter obtains a large partner to assist in such commercialization efforts.

Moving forward, Catheter may need seek out additional collaborations in order to commercialize Catheter’s products. Catheter will continue to seek research collaborations, co-development and marketing agreements, and licensing deals for Catheter’s products in development; however, there is no guarantee that Catheter will be successful in Catheter’s efforts. Any collaborator with whom Catheter may enter into such collaboration agreements may not support fully Catheter’s research and commercial interests since Catheter’s program may compete for time, attention and resources with such collaborator’s internal programs. Therefore, these future collaborators may not commit sufficient resources to Catheter’s program to move it forward effectively, or the program may not advance as rapidly as it might if Catheter had retained complete control of all research, development, regulatory and commercialization decisions.

Catheter may not be able to unlock the intrinsic value of Vivo, Amigo or any other property in development, because Catheter may encounter difficulties in financing and operating Catheter’s marketing activities and commercial development programs successfully.

As Catheter advances Catheter’s product candidates through clinical trials, Catheter will need to expand Catheter’s development, regulatory, manufacturing, marketing and sales capabilities, and may need to further contract with third parties to provide these capabilities. As Catheter’s operations expand, Catheter likely will need to manage additional relationships with such third parties, as well as additional collaborators, distributors, marketers, and suppliers.

Maintaining third party relationships for these purposes will impose significant added responsibilities on members of Catheter’s management and other personnel. Catheter must be able to: manage Catheter’s development efforts effectively; recruit and train sales and marketing personnel; manage Catheter’s participation in the clinical trials in which Catheter’s product candidates are involved effectively; and improve Catheter’s managerial, development, operational and finance systems, all of which may impose a strain on Catheter’s administrative and operational infrastructure.

If Catheter enter into arrangements with third parties to perform sales, marketing, or distribution services, any product revenues that Catheter receives, or the profitability of these product revenues to us, are likely to be lower than if Catheter were to market and sell any products that Catheter develops without the involvement of these third parties. In addition, Catheter may not be successful in entering into arrangements with third parties to sell and market Catheter’s products or in doing so on terms that are favorable to us. Catheter likely will have little control over such third parties, and any of them may fail to devote the necessary resources and attention to sell and market Catheter’s products effectively. If Catheter does not establish sales and marketing capabilities successfully, either on Catheter’s own or in collaboration with third parties, Catheter will not be successful in commercializing Catheter’s products or expanding the user base for them.

Regulatory actions may affect Catheter’s ability to operate.

Catheter operates in a field that is highly regulated by the U.S. Food and Drug Administration (“FDA”). During FDA’s clearance and approval process, Catheter will be subject to extensive regulations by FDA under the Federal Food, Drug, and Cosmetic Act and/or the Public Health Service Act, as well as by other regulatory bodies. Adverse decisions by FDA or other applicable regulatory bodies could materially and adversely affect Catheter’s ability to continue and grow the development of future products. Failure to comply with the applicable FDA regulations could result in, among other things, warning letters, civil penalties, delays in approving or refusal to approve a product, product recall, product seizure, interruption of production, operating restrictions, suspension or withdrawal of product approval, injunctions, or criminal prosecution.

If the statutes and regulations in Catheter’s industry change, Catheter’s business could be adversely affected.

The U.S. healthcare industry has undergone significant changes designed to improve patient safety, improve clinical outcomes, and increase access to medical care. These changes include enactments and repeals of various healthcare related laws and regulation. Catheter’s operations and economic viability may be adversely affected by the changes in such regulations, including: (i) federal and state fraud and abuse laws; (ii) federal and state anti-kickback statutes; (iii) federal and state false claims laws; (iv) federal and state self-referral laws; (v) state restrictions on fee splitting; (vi) laws regarding the privacy and confidentiality of patient information; and (vii) other laws and government regulations. If there are changes in laws, regulations, or administrative or judicial interpretations, Catheter may have to change Catheter’s business practices, or Catheter’s existing business practices could be challenged as unlawful, which could have a material adverse effect on Catheter’s business, financial condition, and results of operations.

Catheter may encounter difficulties in managing Catheter’s growth, and the nature of Catheter’s business and rapid changes in the healthcare industry makes it difficult to reliably predict future growth and operating results.

Catheter may not be able to successfully grow and expand. Successful implementation of Catheter’s business plan will require management of growth, including potentially rapid and substantial growth, which could result in an increase in the level of responsibility for management personnel and strain on Catheter’s human and capital resources. To manage growth effectively, Catheter will be required, among other things, to continue to implement and improve Catheter’s operating and financial systems, procedures and controls and to expand, train and manage Catheter’s employee base. If Catheter is unable to implement and scale improvements to Catheter’s existing systems and controls in an efficient and timely manner or if Catheter encounters deficiencies, Catheter will not be able to successfully execute Catheter’s business plans.

Failure to attract and retain sufficient numbers of qualified personnel could also impede Catheter’s growth.

If Catheter is unable to manage Catheter’s growth effectively, it will have a material adverse effect on Catheter’s business, results of operations and financial condition. The evolving nature of Catheter’s business and rapid changes in the healthcare industry make it difficult to anticipate the nature and amount of medical reimbursements, third-party private payments, and participation in certain government programs and thus to reliably predict Catheter’s future growth and operating results. Catheter’s growth strategy may incur significant costs, which could adversely affect Catheter’s financial condition. Catheter’s growth by strategic transactions strategy involves significant costs, including financial advisory, legal and accounting fees, and may include additional costs for items such as fairness opinions and severance payments. These costs could put a strain on Catheter’s cash flows, which in turn could adversely affect Catheter’s overall financial condition.

Catheter is regulated by federal Anti-Kickback Statutes.

The Federal Anti-Kickback Statute is a provision of the Social Security Act of 1972 that prohibits as a felony offense the knowing and willful offer, payment, solicitation or receipt of any form of remuneration in return for, or to induce, (1) the referral of a patient for items or services for which payment may be made in whole or part under Medicare, Medicaid, or other federal healthcare programs, (2) the furnishing or arranging for the furnishing of items or services reimbursable under Medicare, Medicaid, or other federal healthcare programs or (3) the purchase, lease, or order or arranging or recommending the purchasing, leasing or ordering of any item or service reimbursable under Medicare, Medicaid or other federal healthcare programs. The Patient Protection and Affordable Care Act (“ACA”) amended section 1128B of the Social Security Act to make it clear that a person need not have actual knowledge of the statute, or specific intent to violate the statute, as a predicate for a violation. The Office of Inspector General (“OIG”), which has the authority to impose administrative sanctions for violation of the statute, has adopted as its standard for review a judicial interpretation which concludes that the statute prohibits any arrangement where even one purpose of the remuneration is to induce or reward referrals. A violation of the Anti-Kickback Statute is a felony punishable by imprisonment, criminal fines of up to $25,000, civil fines of up to $50,000 per violation, and three times the amount of the unlawful remuneration. A violation also can result in exclusion from Medicare, Medicaid or other federal healthcare programs. In addition, pursuant to the changes of the ACA, a claim that includes items or services resulting from a violation of the Anti-Kickback Statute is a false claim for purposes of the False Claims Act.

Catheter cannot assure that the applicable regulatory authorities will not determine that some of Catheter’s arrangements with hospitals or physicians violate the federal Anti-Kickback Statute or other applicable laws. An adverse determination could subject us to different liabilities, including criminal penalties, civil monetary penalties and exclusion from participation in Medicare, Medicaid or other health care programs, any of which could have a material adverse effect on Catheter’s business, financial condition or results of operations.

Catheter is regulated by the federal Stark Law.

The federal Stark Law, 42 U.S.C. 1395nn, also known as the physician self-referral law, generally prohibits a physician from referring Medicare and Medicaid patients to an entity (including hospitals) providing ‘designated health services,’ if the physician or a member of the physician’s immediate family has a ‘financial relationship’ with the entity, unless a specific exception applies. Designated health services include, among other services, inpatient hospital services, outpatient prescription drug services, clinical laboratory services, certain imaging services (e.g., MRI, CT, ultrasound), and other services that Catheter’s affiliated hospitals may order for their patients. The prohibition applies regardless of the reasons for the financial relationship and the referral. Like the Anti-Kickback Statute, the Stark Law contains statutory and regulatory exceptions intended to protect certain types of transactions and arrangements. Unlike safe harbors under the Anti-Kickback Statute with which compliance is voluntary, an arrangement must comply with every requirement of a Stark Law exception or the arrangement is in violation of the Stark Law.

Because the Stark Law and implementing regulations continue to evolve and are detailed and complex, while Catheter attempts to structure its relationships to meet an exception to the Stark Law, there can be no assurance that the arrangements entered into by us with affiliated hospitals will be found to be in compliance with the Stark Law, as it ultimately may be implemented or interpreted. The penalties for violating the Stark Law can include the denial of payment for services ordered in violation of the statute, mandatory refunds of any sums paid for such services, and civil penalties of up to $15,000 for each violation, double damages, and possible exclusion from future participation in the governmental healthcare programs. A person who engages in a scheme to circumvent the Stark Law’s prohibitions may be fined up to $100,000 for each applicable arrangement or scheme.

Some states have enacted statutes and regulations against self-referral arrangements similar to the federal Stark Law, but which may be applicable to the referral of patients regardless of their payer source and which may apply to different types of services. These state laws may contain statutory and regulatory exceptions that are different from those of the federal law and that may vary from state to state. An adverse determination under these state laws and/or the federal Stark Law could subject us to different liabilities, including criminal penalties, civil monetary penalties and exclusion from participation in Medicare, Medicaid or other health care programs, any of which could have a material adverse effect on Catheter’s business, financial condition or results of operations.

Catheter must comply with Health Information Privacy and Security Standards.

The privacy regulations Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), as amended, contain detailed requirements concerning the use and disclosure of individually identifiable patient health information (“PHI”) by various healthcare providers, such as medical groups. HIPAA covered entities must implement certain administrative, physical, and technical security standards to protect the integrity, confidentiality and availability of certain electronic health information received, maintained, or transmitted. HIPAA also implemented standard transaction code sets and standard identifiers that covered entities must use when submitting or receiving certain electronic healthcare transactions, including billing and claim collection activities. Violations of the HIPAA privacy and security rules may result in civil and criminal penalties, including a tiered system of civil money penalties that range from $100 to $50,000 per violation, with a cap of $1.5 million per year for identical violations. A HIPAA covered entity must also promptly notify affected individuals where a breach affects more than 500 individuals and report breaches affecting fewer than 500 individuals annually. State attorneys general may bring civil actions on behalf of state residents for violations of the HIPAA privacy and security rules, obtain damages on behalf of state residents, and enjoin further violations.

Many states also have laws that protect the privacy and security of confidential, personal information, which may be similar to or even more stringent than HIPAA. Some of these state laws may impose fines and penalties on violators and may afford private rights of action to individuals who believe their personal information has been misused. Catheter expect increased federal and state privacy and security enforcement efforts.

A cyber security incident could cause a violation of HIPAA, breach of customer and patient privacy, or other negative impacts.

Catheter relies extensively on Catheter’s information technology (or IT) systems to manage scheduling and financial data, communicate with hospitals and their patients, vendors, and other third parties, and summarize and analyze operating results. In addition, Catheter has made significant investments in technology, including the engagement of a third-party IT provider. A cyber-attack that bypasses Catheter’s IT security systems could cause an IT security breach, a loss of protected health information, or other data subject to privacy laws, a loss of proprietary business information, or a material disruption of Catheter’s IT business systems. This in turn could have a material adverse impact on Catheter’s business and result of operations. In addition, Catheter’s future results of operations, as well as Catheter’s reputation, could be adversely impacted by theft, destruction, loss, or misappropriation of public health information, other confidential data, or proprietary business information.

Computer malware, viruses, and hacking and phishing attacks by third parties have become more prevalent in Catheter’s industry and may occur on Catheter’s systems in the future. Because techniques used to obtain unauthorized access to or sabotage systems change frequently and generally are not recognized until successfully launched against a target, Catheter may be unable to anticipate these techniques or to implement adequate preventative measures. As cyber-security threats develop and grow, it may be necessary to make significant further investments to protect data and infrastructure. If an actual or perceived breach of Catheter’s security occurs, (i) Catheter could suffer severe reputational damage adversely affecting customer or investor confidence, (ii) the market perception of the effectiveness of Catheter’s security measures could be harmed, (iii) Catheter could lose potential sales and existing customers, Catheter’s ability to deliver Catheter’s services or operate Catheter’s business may be impaired, (iv) Catheter may be subject to litigation or regulatory investigations or orders, and (v) Catheter may incur significant liabilities. Catheter’s insurance coverage may not be adequate to cover the potentially significant losses that may result from security breaches.

Catheter must comply with Environmental and Occupational Safety and Health Administration Regulations.

Catheter is subject to federal, state and local regulations governing the storage, use and disposal of waste materials and products. Although Catheter believes that Catheter’s safety procedures for storing, handling and disposing of these materials and products comply with the standards prescribed by law and regulation, Catheter cannot eliminate the risk of accidental contamination or injury from those hazardous materials. In the event of an accident, Catheter could be held liable for any damages that result and any liability could exceed the limits or fall outside the coverage of Catheter’s insurance coverage, which Catheter may not be able to maintain on acceptable terms, or at all. Catheter could incur significant costs and attention of Catheter’s management could be diverted to comply with current or future environmental laws and regulations. Federal regulations promulgated by the Occupational Safety and Health Administration impose additional requirements on us, including those protecting employees from exposure to elements such as blood-borne pathogens. Catheter cannot predict the frequency of compliance, monitoring, or enforcement actions to which Catheter may be subject as those regulations are being implemented, which could adversely affect Catheter’s operations.

Catheter must comply with a range of other Federal and State Healthcare Laws.

Catheter is also subject to other federal and state healthcare laws that could have a material adverse effect on Catheter’s business, financial condition or results of operations. The Health Care Fraud Statute prohibits any person from knowingly and willfully executing, or attempting to execute, a scheme to defraud any healthcare benefit program, which can be either a government or private payer plan. Violation of this statute, even in the absence of actual knowledge of or specific intent to violate the statute, may be charged as a felony offense and may result in fines, imprisonment, or both. The Health Care False Statement Statute prohibits, in any matter involving a federal health care program, anyone from knowingly and willfully falsifying, concealing or covering up, by any trick, scheme or device, a material fact, or making any materially false, fictitious or fraudulent statement or representation, or making or using any materially false writing or document knowing that it contains a materially false or fraudulent statement. A violation of this statute may be charged as a felony offense and may result in fines, imprisonment or both. Under the Civil Monetary Penalties Law of the Social Security Act, a person (including an organization) is prohibited from knowingly presenting or causing to be presented to any United States officer, employee, agent, or department, or any state agency, a claim for payment for medical or other items or services where the person knows or should know (a) the items or services were not provided as described in the coding of the claim, (b) the claim is a false or fraudulent claim, (c) the claim is for a service furnished by an unlicensed physician, (d) the claim is for medical or other items or service furnished by a person or an entity that is in a period of exclusion from the program, or (e) the items or services are medically unnecessary items or services. Violations of the law may result in penalties of up to $10,000 per claim, treble damages, and exclusion from federal healthcare programs.

In addition, the OIG may impose civil monetary penalties against any physician who knowingly accepts payment from a hospital (as well as against the hospital making the payment) as an inducement to reduce or limit medically necessary services provided to Medicare or Medicaid program beneficiaries. Further, except as permitted under the Civil Monetary Penalties Law, a person who offers or transfers to a Medicare or Medicaid beneficiary any remuneration that the person knows or should know is likely to influence the beneficiary’s selection of a particular provider of Medicare or Medicaid payable items or services may be liable for civil money penalties of up to $10,000 for each wrongful act.

In addition to the state laws previously described, Catheter may also be subject to other state fraud and abuse statutes and regulations if Catheter expand Catheter’s operations nationally. Many states have adopted a form of anti-kickback law, self-referral prohibition, and false claims and insurance fraud prohibition. The scope of these laws and the interpretations of them vary from state to state and are enforced by state courts and regulatory authorities, each with broad discretion. Generally, state laws reach to all healthcare services and not just those covered under a governmental healthcare program. A determination of liability under any of these laws could result in fines and penalties and restrictions on Catheter’s ability to operate in these states. Catheter cannot assure that Catheter’s arrangements or business practices will not be subject to government scrutiny or be found to violate applicable fraud and abuse laws.

Changes in healthcare laws could create an uncertain environment and materially impact Catheter.

Catheter cannot predict the effect that the ACA (also known as Obamacare) and its implementation, amendment, or repeal and replacement, may have on Catheter’s business, results of operations or financial condition. Any changes in healthcare laws or regulations that reduce, curtail or eliminate payments, government-subsidized programs, government-sponsored programs, and/or the expansion of Medicare or Medicaid, among other actions, could have a material adverse effect on Catheter’s business, results of operations and financial condition. For example, the ACA dramatically changed how healthcare services are covered, delivered, and reimbursed. The ACA requires insurers to accept all applicants, regardless of pre-existing conditions, cover an extensive list of conditions and treatments, and charge the same rates, regardless of pre-existing condition or gender. The ACA and the Health Care and Education Reconciliation Act of 2010 (collectively, the “Health Care Reform Acts”) also mandated changes specific to home health and hospice benefits under Medicare. In 2012, the U.S. Supreme Court upheld the constitutionality of the ACA, including the “individual mandate” provisions of the ACA that generally require all individuals to obtain healthcare insurance or pay a penalty. However, the U.S. Supreme Court also held that the provision of the ACA that authorized the Secretary of the U.S. Department of Health and Human Services to penalize states that choose not to participate in the expansion of the Medicaid program by removing all of its existing Medicaid funding was unconstitutional. In response to the ruling, a number of state governors opposed its state’s participation in the expanded Medicaid program, which resulted in the ACA not providing coverage to some low-income persons in those states. In addition, several bills have been, and are continuing to be, introduced in U.S. Congress to amend all or significant provisions of the ACA, or repeal and replace the ACA with another law. In December 2017, the individual mandate was repealed via the Tax Cuts and Jobs Act of 2017. Afterwards, legal and political challenges as to the constitutionality of the remaining provisions of the ACA resumed.

Product and service pricing may be subject to regulatory control.

The pricing and profitability of the products and services Catheter sells may be subject to control by third-party payers. As of the date of this document, Catheter does not receive reimbursements from insurance companies for Catheter’s products but Catheter may in the future. In that case, the continuing efforts of governmental and other third-party payers to contain or reduce the cost of healthcare through various means may adversely affect Catheter’s ability to successfully commercialize Catheter’s products and services. Catheter anticipates that there will continue to be federal and state proposals to implement similar governmental control, although it is unclear which proposals will ultimately become law, if any. Direct or indirect changes in prices, including any mandated pricing, could impact Catheter’s revenues, profitability, and financial performance in the future if and when Catheter receives reimbursements from third party payer.

Catheter’s revenues may depend on Catheter’s customers’ receipt of adequate reimbursement from private insurers and government sponsored healthcare programs.

Political, economic, and regulatory influences continue to change the healthcare industry in the United States. If and when Catheter starts receiving reimbursements from third parties, the ability of hospitals to pay fees for Catheter’s products will partially depend on the extent to which reimbursement for the costs of such materials and related treatments will continue to be available from private health coverage insurers and other similar organizations. Catheter may have difficulty gaining market acceptance for the products Catheter sells if third-party payers do not provide adequate coverage and reimbursement to hospitals.

Major third-party payers of hospitals, such as private healthcare insurers, periodically revise their payment methodologies based, in part, upon changes in government sponsored healthcare programs. Catheter cannot predict these periodic revisions with certainty, and such revisions may result in stricter standards for reimbursement of hospital charges for certain specified products, potentially adversely impacting Catheter’s business, results of operations, and financial conditions when Catheter starts receiving reimbursement from third party payers.

If Catheter starts receiving reimbursement from third party payers, the sales of Catheter’s products and services will depend in part on the availability of reimbursement by third-party payers, such as government health administration authorities, private health insurers and other organizations. Third-party payers often challenge the price and cost-effectiveness of medical treatments and services. Governmental approval of health care products does not guarantee that these third-party payers will pay for the products. Even if third-party payers do accept Catheter’s products and services, the amounts they pay may not be adequate to enable us to realize a profit. Legislation and regulations affecting the pricing of therapies may change before Catheter’s products and services are approved for marketing, and any such changes could further limit reimbursement, if any.

Future regulatory action remains uncertain.

Catheter operates in a highly regulated and evolving environment with rigorous regulatory enforcement. Any legal or regulatory action could be time-consuming and costly. If Catheter fails to comply with all applicable laws, standards, and regulations, action by FDA or other regulatory agencies could result in significant restrictions, including restrictions on the marketing or use of the products Catheter sells or the withdrawal of the products Catheter sells from the market. Any such restrictions or withdrawals could materially affect Catheter’s reputation, business and operations.

Catheter’s product candidates will remain subject to ongoing regulatory review even after they receive marketing approval, and if Catheter fails to comply with continuing regulations, Catheter could lose these approvals and the sale of any of Catheter’s approved commercial products could be suspended.

Even as Catheter receive regulatory approval to market a particular product candidate, the manufacturing, labeling, packaging, adverse event reporting, storage, advertising, promotion, and record keeping related to the product will remain subject to extensive regulatory requirements. If Catheter fails to comply with the regulatory requirements of FDA and other applicable domestic and foreign regulatory authorities or discovers any previously unknown problems with any approved product, manufacturer, or manufacturing process, Catheter could be subject to administrative or judicially imposed sanctions, including:

•	restrictions on the products, manufacturers, or manufacturing processes;
•	warning letters;
•	civil or criminal penalties;
•	fines;
•	injunctions;
•	product seizures or detentions;
•	pressure to initiate voluntary product recalls;
•	suspension or withdrawal of regulatory approvals; and
•	refusal to approve pending applications for marketing approval of new products or supplements to approved applications.

If hospitals, physicians and patients do not accept Catheter’s current and future products or if the market for indications for which any product candidate is approved is smaller than expected, Catheter may be unable to generate significant revenue, if any.

Even when any of Catheter’s product candidates obtain regulatory approval, they may not gain market acceptance among hospitals, physicians, patients, and third-party payers. Physicians may decide not to recommend Catheter’s treatments for a variety of reasons including:

•	timing of market introduction of competitive products;
•	demonstration of clinical safety and efficacy compared to other products;
•	cost-effectiveness;
•	limited or no coverage by third-party payers;
•	convenience and ease of administration;
•	prevalence and severity of adverse side effects;
•	restrictions in the label of the drug;
•	other potential advantages of alternative treatment methods; and
•	ineffective marketing and distribution support of its products.

If any of Catheter’s product candidates are approved but fail to achieve market acceptance or such market is smaller than anticipated, Catheter may not be able to generate significant revenue and Catheter’s business would suffer.

Intellectual property litigation and infringement claims could cause Catheter to incur significant expenses or prevent Catheter from selling certain of its products.

The medical device and pharmaceutical industries are characterized by extensive intellectual property litigation and, from time to time, Catheter may become the subject of claims of infringement or misappropriation. Regardless of outcome, such claims are expensive to defend and divert management and operating personnel from other business issues. A successful claim or claims of patent or other intellectual property infringement against us could result in payment of significant monetary damages and/or royalty payments or negatively impact Catheter’s ability to sell current or future products in the affected category.

Catheter may continue to file for patents regarding various aspects of Catheter’s products, services and technologies at a later date depending on the costs and timing associated with such filings. Catheter may make investments to further strengthen Catheter’s copyright protection going forward, although no assurances can be given that it will be successful in such patent and trademark protection endeavors. Catheter seeks to limit disclosure of Catheter’s intellectual property by requiring employees, consultants, and partners with access to Catheter’s proprietary information to execute confidentiality agreements and non-competition agreements (when applicable) and by restricting access to Catheter’s proprietary information. Due to rapid technological change, Catheter believes that establishing and maintaining an industry and technology advantage in factors such as the expertise and technological and creative skills of Catheter’s personnel, as well as new services and enhancements to Catheter’s existing services, are more important to Catheter’s business and profitability than other available legal protections.

Despite Catheter’s efforts to protect Catheter’s proprietary rights, unauthorized parties may attempt to copy aspects of Catheter’s services or to obtain and use information that Catheter regards as proprietary. The laws of many countries do not protect proprietary rights to the same extent as the laws of the U.S. Litigation may be necessary in the future to enforce Catheter’s intellectual property rights, to protect Catheter’s trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Any such litigation could result in substantial costs and diversion of resources and could have a material adverse effect on Catheter’s business, operating results and financial condition. There can be no assurance that Catheter’s means of protecting Catheter’s proprietary rights will be adequate or that Catheter’s competitors will not independently develop similar services or products. Any failure by us to adequately protect Catheter’s intellectual property could have a material adverse effect on Catheter’s business, operating results and financial condition.

Disputes may also arise between us and Catheter’s current and future licensors regarding intellectual property subject to a license agreement, including those related to:

•	the scope of rights granted under the license agreement and other interpretation-related issues;
•	whether and the extent to which Catheter’s technology and processes infringe on intellectual property of the licensor that is not subject to the licensing agreement;

•	Catheter’s right to sublicense patent and other rights to third parties under collaborative development relationships;
•

Catheter’s diligence obligations with respect to the use of the licensed technology in relation to Catheter’s development and commercialization of Catheter’s therapeutic candidates, and what activities satisfy those diligence obligations; and

•	the ownership of inventions and know-how resulting from the joint creation or use of intellectual property by Catheter’s licensors and Catheter and Catheter’s partners.

If disputes over intellectual property that Catheter has licensed, or may license in the future, prevent or impair Catheter’s ability to maintain Catheter’s licensing arrangements on acceptable terms, Catheter may be unable to successfully develop and commercialize the affected therapeutic candidates.

Catheter is generally also subject to all of the same risks with respect to protection of intellectual property that Catheter licenses, as it is for intellectual property that Catheter owns, which are described below. If Catheter or Catheter’s current and future licensors fail to adequately protect this intellectual property, Catheter’s ability to commercialize products could suffer.

Catheter depends extensively on Catheter’s patents and proprietary technology and the patents and proprietary technology Catheter license from others, and Catheter must protect those assets in order to preserve Catheter’s business.

Although Catheter expects to seek patent protection for any compounds, devices, biologics, systems, and processes Catheter discovers and/or for any specific use Catheter discovers for new or previously known compounds, devices, biologics, systems, or processes, any or all of which may not be subject to effective patent protection. In addition, Catheter’s issued patents may be declared invalid, or Catheter’s competitors may find ways to avoid the claims in the patents. Catheter’s success will depend, in part, on Catheter’s ability to obtain patents, protect Catheter’s trade secrets and proprietary knowledge and operate without infringing on the proprietary rights of others. The patent position of pharmaceutical and biotechnology firms like us is generally highly uncertain and involves complex legal and factual questions, resulting in both an apparent inconsistency regarding the breadth of claims allowed in United States patents and general uncertainty as to their legal interpretation and enforceability. Accordingly, patent applications assigned or exclusively licensed to us may not result in patents being issued, any issued patents assigned or exclusively licensed to us may not provide us with competitive protection or may be challenged by others, and the current or future granted patents of others may have an adverse effect on Catheter’s ability to do business and achieve profitability.

Due in part to Catheter’s limited financial resources, Catheter may fail to select or capitalize on the most scientifically, clinically or commercially promising or profitable indications or therapeutic areas for Catheter’s product candidates and/or Catheter may be unable to pursue the clinical trials that Catheter would like to pursue.

Catheter has limited technical, managerial, and financial resources to determine the indications on which Catheter should focus the development efforts related to Catheter’s product candidates. Due to Catheter’s limited available financial resources, Catheter may have curtailed clinical development programs and activities that might otherwise have led to more rapid progress of Catheter’s product candidates through the regulatory and development processes.

Catheter may make incorrect determinations with regard to the indications and clinical trials on which to focus the available resources that Catheter does have. Furthermore, Catheter cannot assure you that Catheter will be able to retain adequate staffing levels to run Catheter’s operations and/or to accomplish all of the objectives that Catheter otherwise would seek to accomplish. Catheter’s decisions to allocate Catheter’s research, management, and financial resources toward particular indications or therapeutic areas for Catheter’s product candidates may not lead to the development of viable commercial products and may divert resources from better opportunities. Similarly, Catheter’s decisions to delay or terminate product development programs may also cause us to miss valuable opportunities.

If the third parties on which Catheter rely for the conduct of Catheter’s clinical trials and results do not perform Catheter’s clinical trial activities in accordance with good clinical practices and related regulatory requirements, Catheter may be unable to obtain regulatory approval for or commercialize Catheter’s product candidates.

Catheter may use independent clinical investigators and other third-party service providers to conduct and/or oversee the clinical trials of Catheter’s product candidates.

FDA requires us and Catheter’s clinical investigators to comply with regulations and standards, commonly referred to as good clinical practices, for conducting, recording, and reporting the results of clinical trials to assure that data and reported results are credible and accurate, and that the trial participants are adequately protected. Catheter’s reliance on third parties that Catheter do not control does not relieve us of these responsibilities and requirements. Third parties may not complete activities on schedule or may not conduct Catheter’s clinical trials in accordance with regulatory requirements or the respective trial plans and protocols. The failure of these third parties to carry out their obligations could delay or prevent the development, approval, and commercialization of Catheter’s product candidates or result in enforcement action against us.

Catheter may be adversely affected by product liability claims, unfavorable court decisions or legal settlements.

Catheter is exposed to potential product liability risks inherent in the design, manufacturing, and marketing of its products. These matters are subject to many uncertainties and outcomes are not predictable. In addition, Catheter may incur significant legal expenses regardless of whether Catheter is found to be liable.

While Catheter maintains product liability insurance, there can be no assurance that such coverage is sufficient to cover all product liabilities that Catheter may incur. Catheter is not currently subject to any product liability proceedings, and Catheter has no reserves for product liability disbursements. However, Catheter may incur material liabilities relating to product liability claims in the future, including product liability claims arising out of the usage and delivery of Catheter’s products. Should Catheter incur product-related liabilities exceeding Catheter’s insurance coverage, Catheter would be required to use available cash or raise additional cash to cover such liabilities.

Catheter may not have sufficient resources to effectively introduce and market Catheter’s products, which could materially harm Catheter’s operating results.

Introducing and achieving market acceptance for Catheter’s products will require substantial marketing efforts and will require us and/or Catheter’s contract partners, sales agents, and/or distributors to make significant expenditures of time and money. In some instances, Catheter will be significantly or totally reliant on the marketing efforts and expenditures of Catheter’s contract partners, sales agents, and/or distributors. If they do not have or commit the expertise and resources to effectively market the products that Catheter manufacture, Catheter’s operating results will be materially harmed.

In addition to the market success of Catheter’s products, the success of Catheter’s business depends on Catheter’s ability to raise additional capital through the sale of debt or equity or through borrowing, and Catheter may not be able to raise capital or borrow funds on attractive terms and/or in amounts necessary to continue Catheter’s business, or at all.

Even if Catheter completes the necessary preclinical studies and clinical trials, the regulatory approval process is expensive, time-consuming and uncertain and may prevent us or any future collaborators from obtaining approvals for the commercialization of some or all of Catheter’s products. As a result, Catheter cannot predict when or if, and in which territories, we, or any future collaborators, will obtain marketing approval to commercialize a product candidate.

Catheter’s products and the activities associated with their development and commercialization, including their design, research, testing, manufacture, safety, efficacy, quality control, recordkeeping, labelling, packaging, storage, approval, advertising, promotion, sale, distribution, import, export, and reporting of safety and other post-market information, are subject to comprehensive regulation by FDA and other foreign regulatory agencies including the National Medical Products Association. Failure to obtain marketing approval for a product candidate will prevent us from commercializing the product candidate. Securing marketing approval in the United States from FDA requires the submission of extensive preclinical and clinical data and supporting information to regulatory authorities for each therapeutic indication to establish the product candidate’s safety and efficacy. Securing marketing approval also requires the submission of information about the product manufacturing process to, and inspection of manufacturing facilities by, the regulatory authorities. Catheter’s products may not be effective, may be only moderately effective or may prove to have undesirable or unintended side effects, toxicities or other characteristics that may preclude Catheter’s obtaining marketing approval or prevent or limit commercial use.

In addition, changes in marketing approval policies during the development period, changes in or the enactment of additional statutes or regulations or changes in regulatory review for each submitted product application may cause delays in the approval or rejection of an application. Regulatory authorities have substantial discretion in the approval process and may refuse to accept any application or may decide that Catheter’s data is insufficient for approval and require additional preclinical, clinical, or other studies. In addition, varying interpretations of the data obtained from preclinical and clinical testing could delay, limit, or prevent marketing approval of a product candidate. Any marketing approval Catheter ultimately obtains may be limited or subject to restrictions or post-approval commitments that render the approved product not commercially viable.

If Catheter experiences delays in obtaining approval or if Catheter fails to obtain approval of Catheter’s products, the commercial prospects for Catheter’s products may be harmed and Catheter’s ability to generate revenues will be impaired.

Failure to obtain marketing approval in foreign jurisdictions would prevent Catheter’s products from being marketed in these territories. Any approval Catheter is granted for Catheter’s products in the United States would not assure approval of Catheter’s products in foreign jurisdictions.

To market and sell Catheter’s products in foreign countries and any other jurisdictions, Catheter must obtain separate marketing approvals and comply with numerous and varying regulatory requirements. The approval procedure varies among countries and can involve additional testing. The time required to obtain approval may differ substantially from that required to obtain approval from FDA in the United States. The regulatory approval process outside the United States generally includes all the risks associated with obtaining approval from FDA. In addition, in many countries outside the United States, it is required that the product be approved for reimbursement before the product can be approved for sale in that country. Catheter may not obtain approvals from regulatory authorities outside the United States on a timely basis, if at all. Approval by FDA does not ensure approval by regulatory authorities in other countries or jurisdictions, and approval by one regulatory authority outside the United States does not ensure approval by regulatory authorities in other countries or jurisdictions or by FDA. However, failure to obtain approval in one jurisdiction may impact Catheter’s ability to obtain approval elsewhere. Catheter may not be able to file for marketing approvals and may not receive necessary approvals to commercialize Catheter’s products in any market.

Even if Catheter obtains marketing approvals for Catheter’s products, the terms of approvals and ongoing regulation of Catheter’s products may limit how Catheter manufactures and markets Catheter’s products, and compliance with such requirements may involve substantial resources, which could materially impair Catheter’s ability to generate revenue.

Even if marketing approval of a product candidate is granted, an approved product and its manufacturer and marketer are subject to ongoing review and extensive regulation, including the potential requirements to implement a risk evaluation and mitigation strategy or to conduct costly post-marketing studies or clinical trials and surveillance to monitor the safety or efficacy of the product. Catheter must also comply with requirements concerning advertising and promotion for any of Catheter’s products for which Catheter obtains marketing approval. Promotional communications are subject to a variety of legal and regulatory restrictions and must be consistent with the information in the product’s approved labelling. Thus, Catheter will not be able to promote any products Catheter develops for indications or uses for which they are not approved. In addition, manufacturers of approved products and those manufacturers’ facilities are required to comply with extensive FDA requirements including ensuring quality control and manufacturing  procedures, which include requirements relating to quality control and quality assurance as well as the corresponding maintenance of records and documentation and reporting requirements. Catheter and Catheter’s contract manufacturers could be subject to periodic unannounced inspections by FDA to monitor and ensure compliance.

Catheter’s employees, independent contractors, principal investigators, consultants, commercial partners and vendors may engage in misconduct or other improper activities, including non-compliance with regulatory standards and requirements.

Catheter is exposed to the risk of employee fraud or other misconduct or failure to comply with applicable regulatory requirements. Misconduct by employees and independent contractors, such as principal investigators, consultants, commercial partners and vendors, could include failures to comply with regulations of FDA and other comparable regulatory authorities, to provide accurate information to such regulators, to comply with manufacturing standards Catheter has established, to comply with healthcare fraud and abuse laws, to report financial information or data accurately or to disclose unauthorized activities to us. In particular, sales, marketing and other business arrangements in the healthcare industry are subject to extensive laws intended to prevent fraud, kickbacks, self-dealing and other abusive practices. These laws may restrict or prohibit a wide range of business activities, including, but not limited to, research, manufacturing, distribution, pricing, discounting, marketing and promotion, sales commission, customer incentive programs and other business arrangements. Employee and independent contractor misconduct could also involve the improper use of individually identifiable information, including, without limitation, information obtained in the course of clinical trials, which could result in regulatory sanctions and serious harm to Catheter’s reputation. In addition, federal procurement laws impose substantial penalties for misconduct in connection with government contracts and require certain contractors to maintain a code of business ethics and conduct. It is not always possible to identify and deter employee and independent contractor misconduct, and any precautions Catheter takes to detect and prevent improper activities may not be effective in controlling unknown or unmanaged risks or losses or in protecting us from governmental investigations or other actions or lawsuits stemming from a failure to comply with such laws. If any such actions are instituted against us, those actions could have a significant impact on Catheter’s business, including the imposition of civil, criminal and administrative penalties, damages, monetary fines, disgorgement, possible exclusion from participation in Medicare, Medicaid and other federal healthcare programs, contractual damages, reputational harm, diminished profits and future earnings, additional reporting or oversight obligations if Catheter becomes subject to a corporate integrity agreement or other agreement to resolve allegations of non-compliance with the law and curtailment or restructuring of Catheter’s operations, any of which could adversely affect Catheter’s ability to operate.

The recent coronavirus outbreak (“COVID-19”) has adversely affected Catheter’s financial condition and results of operations and Catheter cannot provide any certainty when and whether Catheter’s operations will reach the normal level prior to the COVID-19 pandemic.

The coronavirus outbreak (“COVID-19”) has adversely affected Catheter’s financial condition and results of operations. The impact of the outbreak of COVID-19 on the businesses and the economy in the United States and the rest of the world is and is expected to continue to be significant. The extent to which COVID-19 outbreak will continue to impact business and the economy is highly uncertain and cannot be predicted. Accordingly, Catheter cannot predict the extent to which its financial condition and results of operation will be affected.

On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency caused by a new strain of the coronavirus and advised of the risks to the international community as the virus spread globally. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic based on the rapid increase in exposure globally. The spread of COVID-19 coronavirus has caused public health officials to recommend precautions to mitigate the spread of the virus, especially as to travel and congregating in large numbers. In addition, certain states and municipalities have enacted quarantining regulations which severely limit the ability of people to move and travel.

In addition, Catheter is uncertain of the full effect the pandemic will have on it for the longer term since the scope and duration of the pandemic is unknown, and evolving factors such as the level and timing of the distribution of efficacious vaccines across the world and the extent of any resurgences of the virus or emergence of new variants of the virus, such as the Delta variant and the Omicron variant, will impact the stability of economic recovery and growth. Catheter may experience long-term disruptions to its operations resulting from changes in government policy or guidance; quarantines of employees, customers and suppliers in areas affected by the pandemic; and closures of businesses or manufacturing facilities critical to its business.

General economic conditions may adversely affect demand for Catheter’s products and services.

Poor or deteriorating economic conditions in the U.S. could adversely affect the demand for healthcare services and consequently, the demand for Catheter’s products and services. Poor economic conditions also could lead Catheter’s suppliers to offer less favorable terms of purchase, and continuing inflation is likely to continue to increase the cost of our raw materials and other required purchases, each of which would negatively affect Catheter’s cash flows and profitability. These and other possible consequences of financial and economic decline and inflation could have material adverse effect on Catheter’s business, results of operations, and financial condition.

Catheter operates Catheter’s business in regions subject to natural disasters and other catastrophic events, and any disruption to Catheter’s business resulting from natural disasters would adversely affect Catheter’s revenue and results of operations.

Catheter operates Catheter’s business in regions subject to severe weather and natural disasters, including hurricanes, floods, fires, earthquakes, and other catastrophic events. Any natural disaster could adversely affect Catheter’s ability to conduct business and provide products and services to Catheter’s customers, and the insurance Catheter maintain may not be adequate to cover Catheter’s losses resulting from any business interruption resulting from a natural disaster or other catastrophic event.

Catheter depends heavily on Catheter’s executive officers, directors, and principal consultants and the loss of their services would materially harm Catheter’s business.

Catheter believes that Catheter’s success depends, and will likely continue to depend, upon Catheter’s ability to retain the services of Catheter’s current executive officers, directors, principal consultants, and others. In addition, Catheter has established relationships with universities, hospitals, and research institutions, which have historically provided, and continue to provide, us with access to research laboratories, clinical trials, facilities, and patients. The loss of the services of any of these individuals or institutions would have a material adverse effect on Catheter’s business.